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                            SUNAMERICA SERIES TRUST

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                               SEMIANNUAL REPORT

                                 JULY 31, 2002

[POLARIS LOGO]                                               [POLARIS PLUS LOGO]

         THIS REPORT IS FOR THE GENERAL INFORMATION OF CONTRACT OWNERS
                     OF THE POLARIS PLUS VARIABLE ANNUITY.
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    TABLE OF CONTENTS

                      SHAREHOLDER LETTER..........................................    1
                      PORTFOLIO INFORMATION
                        MONEY MARKET
                           Cash Management Portfolio (Banc of America Capital
                             Management, LLC).....................................   13
                        BONDS
                           Corporate Bond Portfolio (Federated Investment
                             Counseling)..........................................   15
                           Global Bond Portfolio (Goldman Sachs Asset Management
                             International).......................................   27
                           High-Yield Bond Portfolio (SunAmerica Asset Management
                             Corp.)...............................................   32
                           Worldwide High Income Portfolio (Van Kampen)...........   40
                        ASSET ALLOCATION/BALANCED
                           SunAmerica Balanced Portfolio (SunAmerica Asset
                             Management Corp.)....................................   50
                           MFS Total Return Portfolio (Massachusetts Financial
                             Services Company)....................................   54
                           Asset Allocation Portfolio (WM Advisors, Inc.).........   63
                        EQUITY/SPECIALTY
                           Telecom Utility Portfolio (Federated Investment
                             Counseling)..........................................   73
                           Equity Income Portfolio (U.S. BanCorp Asset
                             Management)..........................................   76
                           Equity Index Portfolio (U.S. BanCorp Asset
                             Management)..........................................   81
                           Growth-Income Portfolio (Alliance Capital Management
                             L.P.)................................................   93
                           Federated Value Portfolio (Federated Investment
                             Counseling)..........................................   96
                           Davis Venture Value Portfolio (Davis Selected Advisers,
                             L.P.)................................................  100
                           "Dogs" of Wall Street Portfolio (SunAmerica Asset
                             Management Corp.)....................................  103
                           Alliance Growth Portfolio (Alliance Capital Management
                             L.P.)................................................  105
                           Goldman Sachs Research Portfolio (Goldman Sachs Asset
                             Management)..........................................  108
                           MFS Growth and Income Portfolio (Massachusetts
                             Financial Services Company)..........................  110
                           Putnam Growth Portfolio (Putnam Investment Management,
                             LLC).................................................  115
                           Blue Chip Growth Portfolio (SunAmerica Asset Management
                             Corp.)...............................................  123
                           Real Estate Portfolio (Davis Selected Advisers,
                             L.P.)................................................  126
                           Small Company Value Portfolio (U.S. BanCorp Asset
                             Management)..........................................  128
                           MFS Mid-Cap Growth Portfolio (Massachusetts Financial
                             Services Company)....................................  132
                           Aggressive Growth Portfolio (SunAmerica Asset
                             Management Corp.)....................................  137
                           Growth Opportunities Portfolio (SunAmerica Asset
                             Management Corp.)....................................  141
                           Marsico Growth Portfolio (Marsico Capital Management,
                             LLC).................................................  144
                        GLOBAL INTERNATIONAL
                           International Growth and Income Portfolio (Putnam
                             Investment Management, LLC)..........................  146
                           Global Equities Portfolio (Alliance Capital Management
                             L.P.)................................................  151
                           International Diversified Equities Portfolio (Van
                             Kampen)..............................................  154
                           Emerging Markets Portfolio (Putnam Investment
                             Management, LLC).....................................  170
                        TECHNOLOGY
                           Technology Portfolio (Van Kampen)......................  176
                      STATEMENT OF ASSETS AND LIABILITIES.........................  179
                      STATEMENT OF OPERATIONS.....................................  184
                      STATEMENT OF CHANGES IN NET ASSETS..........................  189
                      NOTES TO FINANCIAL STATEMENTS...............................  199
                      FINANCIAL HIGHLIGHTS........................................  218
                      SHAREHOLDER INFORMATION.....................................  229
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              DEAR INVESTOR:

                The following semiannual report for the SunAmerica Series Trust, one of the underlying trusts for the variable annuities issued by Anchor National Life Insurance Company and First SunAmerica Life
              Insurance Company, summarizes the economic and financial markets over the past six month period ended July 31, 2002. The report details how these market conditions affected the underlying portfolios, and provides insight from the multiple portfolio managers and management firms into portfolio performance and strategies implemented during the period.

                This report covers many of the portfolios in annuity products offered by SunAmerica companies, but does not include all of the portfolios within those products. For example, this report details activity of all of the portfolios in your variable annuity with the exception of some that may be managed by Wellington Management
              Company, LLP, Banc of America Capital Management, LLC, and WM
              Advisor, Inc. within the separate Anchor Series Trust, Nations
              Separate Account Trust, and WM Variable Trust, respectively.
              Investors in these portfolios should have received a separate and complete report approximately one month ago.

              THE SIX MONTHS IN REVIEW

              U.S. Economy

                The U.S. economy began the first half of the reporting period ending July 31, 2002 on a high note, as economic fundamentals seemed to be pointing to a broad recovery. Much of the economic data during this period, including real Gross Domestic Product
              (GDP), capital spending, and home sales, displayed strong growth.
              By the end of the reporting period, however, economic growth had slowed considerably. Many feel this negative ending to the reporting period sprang from a continued stream of accounting scandals and corporate bankruptcies among America's largest companies. These factors weighed heavily on consumers' confidence that had previously been a positive signal for the overall economy.

              U.S. Stock Market

                The equity markets were quite volatile during the reporting period, despite signs of an improving economy. This volatility produced a Standard and Poor's 500 Index (S&P 500) return of
              -18.74%, and a -31.32% for the NASDAQ Composite Index for the period. Alliance Capital noted this clear disconnect between the performance of the equity markets and the positive economic news regarding manufacturing production and the robust housing market.
              Stock prices dropped precipitously, especially near the end of the period, as investors focused on geopolitical instability related to the war on terrorism and corporate governance issues that dominated headlines. SunAmerica Asset Management Corp. (SAAMCo) also points out that all sectors of the market (value, growth, small and large cap companies) seemed to be hit by the broad market sell-off. SAAMCo notes that only a few industries, such as defense companies and home-builders, managed to holdup relatively well during the downturn.

              U.S. Bond Market

                Due mainly to the accounting scandals that brought into question the veracity of financial reporting among corporations, the corporate bond market was extremely weak. Quality became the focus of fixed income investors who sought shelter from the companies that came under scrutiny and a volatile equity market.

                As a result, Treasuries and Agencies were the star performers for the six-month period ending July 31, 2002. Goldman Sachs points out that Treasuries in the five to ten year part of the yield curve had stellar returns (up to 6.75%) throughout the reporting period. Federal Reserve Board policymakers elected to hold the low federal funds rate steady at 1.75%. Many managers feel this low interest rate environment and an accommodative
              Federal Reserve provide a source of stability to an otherwise uneven economy.
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              Foreign Markets

                Although not immune to U.S. economic events, the performance by many of the foreign markets was impressive for the reporting period. Putnam Investments singles out Asia, in particular, as an economy that saw its growth rebound strongly due to higher domestic demand and lower debt levels. Latin America, however, struggled as its major economies in Argentina and Brazil defaulted on their loan packages and dealt with a liquidity crisis, respectively. Europe's standout performer during the period was Russia. Their economy benefited from strong oil prices, good fiscal policy and positive relations with the West. Goldman Sachs also pointed out that global bond markets performed well during the reporting period. Although bond prices were volatile due to changing prospects for interest rates, bonds experienced an increase in demand and rising prices due to their status as a "safe haven" during the equity markets upheaval around the world.

              PORTFOLIO PERFORMANCE SUMMARIES

              Cash Management Portfolio (Banc of America Capital Management,
              LLC)

                For the six-month period ending July 31, 2002, the Cash
              Management Portfolio-Class A Shares returned 0.63%. The volatility in the equity markets sent investors flocking to the fixed income markets during the reporting period. The Treasury yield curve from three months to two years rallied and flattened dramatically. Over the period, three-month Treasury yields fell six basis points, while the two-year Treasury yield declined 92 basis points.
              Longer-term yields also declined as the bond market acted as a safe haven from the equity market's woes.

                The Federal Open Market Committee (FOMC) left the target federal funds rate unchanged at 1.75% during the reporting period. With little sign of inflationary pressures, the Federal Reserve Board has the flexibility to keep interest rates at low levels. The latest economic indicators continue to provide mixed signals, with new data showing moderate growth in some areas and stagnant conditions in others. If economic numbers improve, we believe the Federal Reserve will stay on the sidelines during the second half of 2002.

              Corporate Bond Portfolio (Federated Investment Counseling)

                The Corporate Bond Portfolio-Class A Shares produced a total return of -0.36% during the six-month period ending July 31, 2002.
              The Lehman Brothers Corporate Bond Index returned 1.09%, and the
              Lehman Brothers Aggregate Index returned 4.21% for the reporting period. Performance was dragged down by an estimated 25% position in high-yield bonds. In addition, the portfolio had an overweight position in investment-grade A-rated and BBB-rated corporate bonds. These sectors also performed poorly during the period. The
              Portfolio has a yield on the underlying portfolio of around 8%.
              Effective duration on the Portfolio has been between 5.50 and 6.00 years.

              Global Bond Portfolio (Goldman Sachs Asset Management
              International)

                The Global Bond Portfolio-Class A Shares returned 1.03% for the six-month period ending July 31, 2002, versus the benchmark JP
              Morgan Global Government Bond Index (hedged) return of 3.51%.

                The portfolio began the period with a short U.S. position that initially performed positively on the back of rising yields.
              However, market jitters brought about by equity market weakness and concerns over accounting practices provoked a flight to quality. These factors caused the U.S. Treasury bond markets to rally and led to an underperformance of the portfolio from our short duration and long credit strategies. Given these market conditions, we reduced portfolio risk in the immediate aftermath of the Worldcom collapse.

                A positive contribution to portfolio performance came from a short United Kingdom/long Canada trade, initiated in the fourth quarter of 2001 in which profits were realized in May 2002. We maintained an overweight position in corporate bonds throughout the period with a focus on A-rated and BBB-rated sectors in particular. However, corporate spreads widened over the period as weak equity
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              markets, growing systemic risk and the collapse of Enron and
              Worldcom conspired to produce underperformance in nearly all corporate sectors. This resulted in our credit positions
              contributing negatively to portfolio performance over the period.
              As of period end, the portfolio had an average duration of 5.54 years, an average yield to maturity of 4.36%, and an average maturity of 8.21 years.

              High Yield Bond Portfolio (SunAmerica Asset Management Corp.)

                The six-month reporting period ending July 31, 2002 proved very challenging for the High Yield Bond Portfolio. Class A shares of the portfolio returned -11.84% for the reporting period, trailing the -9.54% return of the benchmark Merrill Lynch High Yield Master
              Index for the same period.

                The primary reason for the portfolio's underperformance of its benchmark was an overweight position in the Wireless and Cable sectors. The portfolio's underweight position in the Wireline
              Telecommunications group partially offset the overall negative performance. In addition, the portfolio retained no exposure to WorldCom, which entered the high-yield universe as the largest component of the index during the second calendar quarter. Over the past three months our Wireless and Cable exposure was significantly reduced, falling more in line with market weights.

                It has been our view that while we believe the economy would grow this year, it will do so at a slower rate than consensus forecast. Therefore, we have been increasing our weightings in more defense companies and reducing positions in companies we deem to be risky. We continue to be cautiously optimistic on the high yield market, especially in the higher quality spectrum. We believe that these actions should help to position the portfolio for decent returns, while protecting the downside should the economy slow even further.

              Worldwide High Income Portfolio (Van Kampen)

                The Worldwide High Income Portfolio-Class A Shares returned
              -9.41% for the six-month reporting period ending July 31, 2002.
              The Portfolio's blended benchmark index, which consists of 50%
              Credit Suisse First Boston High Yield Index and 50% J.P. Morgan
              Emerging Markets Bond Index Global, returned -4.47% for the same period.

                After a strong start to the reporting period, political
              uncertainty in Brazil and concern about the U.S. economy entering a period of slow growth combined with a decline in the U.S. dollar to lead to a significant sell-off in emerging market debt assets during May, June and July. Portfolio performance was negatively impacted by these factors, as well as an overweight position in the telecommunications sector. Poor security selection within the telecommunications and cable industries also hurt performance overall. A positive contributor to performance was the higher average credit quality the portfolio maintained in relation to the benchmark index.

                Currently, the portfolio has a slightly higher than neutral risk position, but we expect to increase exposure to credits that we believe have been unduly penalized during the summer sell-off. Our outlook for the high yield asset class remains positive. High yield bonds are currently trading near historical wide spreads, and we see default rates declining over the next two years to more normal levels. And as the economy recovers, we believe the higher quality of recent new issues will improve the overall credit quality of the high yield market.

              SunAmerica Balanced Portfolio (SunAmerica Asset Management Corp.)

                The Balanced Portfolio-Class A Shares returned -10.63% for the reporting period ending July 31, 2002. The portfolio's return fell between the -18.74% return posted by the S&P 500 Index, and the
              4.21% return of the Lehman Brothers Aggregate Index. The portfolio adopted a new strategy in the first three months of 2002. First, the portfolio moved to a firm allocation of approximately 60%
              equities and 40% bonds in an effort to reduce the overall
              volatility of the portfolio. In addition, we refined the
              portfolio's equity weighting, focusing on companies that exhibit consistent growth. On a portfolio level, we invest in all sectors of the S&P 500 Index and seek to have less volatility than our traditional growth funds.
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                The portfolio's equity allocation is currently focused on
              Consumer Cyclicals, Financials and Energy, and is underweight in the Technology sector versus the S&P 500 Index. We believe that the restructuring we have instituted over the past six months will result in an optimal asset allocation going forward.

              MFS Total Return Portfolio (Massachusetts Financial Services
              Company)

                For the six-month period ending July 31, 2002, the MFS Total
              Return Portfolio-Class A Shares posted a total return of -5.65%.
              The portfolio return compared to a return of -18.74% and 4.21% for the benchmark S&P 500 Index and the Lehman Brothers Aggregate
              Index, respectively. Our asset allocation strategy has remained consistent with approximately 50%-60% of the portfolio in stocks and the rest in fixed-income investments. At the end of the second quarter of 2002, equities represented 51% of the portfolio's assets while 49% of the portfolio was invested in bonds, short-term securities, and money market instruments.

                The portfolio's positions in Sears and Bank of America
              contributed to its performance over the period due to a combination of strong earnings and relatively low valuations.
              Stocks in the Healthcare sector detracted from the portfolio's performance, specifically Bristol Meyers. Overall, though, we sought to discover significant opportunities in Energy and Basic
              Materials, two sectors that have suffered due to the slowdown in economic activity. In our view, energy stocks -- particularly those companies with any business in natural gas -- enjoy a positive long-term growth story due to growing demand and constrained supply. In addition, we believe the current unstable political environment in the Middle East will serve to increase the value of natural resources such as oil and gas. In basic materials -- particularly chemical and paper stocks -- the current period of economic weakness has caused these stocks to become relatively cheap. However, we think that many of these companies will be able to raise prices and grow earnings strongly when an economic recovery eventually takes hold.

                We also pursue a value-oriented approach to the bonds we select for the portfolio. During the past several years we have transitioned to a more conservative approach within the bond sub-portfolio. We reduced the stake in lower-rated, high-yield bonds and increased investments in higher-grade corporate debt. Our main objective is to create a well-diversified mix of investment-grade corporate bonds, mortgage-backed securities, and U.S. Treasuries.
              Our focus remained on higher-quality corporate securities because we thought they offered more attractive values and yields than alternatives in the other bond sectors. We also think mortgage-backed securities offered attractive opportunities, as prepayment risk or mortgage re-financings were no longer a key risk to these securities. In addition, we think attractive yields and falling interest rate volatility all point to a favorable environment for mortgage-backed securities.

              Asset Allocation Portfolio (WM Advisors, Inc.)

                The Asset Allocation Portfolio-Class A Shares returned -7.87%
              for the six-month period ending July 31, 2002, compared to a -18.74% return by the S&P 500 Index, and a 4.21% return by the Lehman Brothers Aggregate Index. Because the portfolio is highly diversified and invests in a wide range of stock and bond investments, we believe volatility was greatly reduced and a large portion of the negative equity market results was offset.

                Despite strong economic growth in the first quarter, and the release of some positive economic news in the second quarter, equity markets were quite volatile as investors focused on geopolitical instability and a lack of confidence in corporate
              America. This led us to reduce overall exposure to domestic equities. At the close of the reporting period, the portfolio had a near 50%/50% mix of equity and fixed-income investments. We also further diversified the portfolio by repositioning some of the equity assets by adding to large-cap growth positions.

                Portfolio performance benefited from holdings in value stocks, which have significantly outperformed growth stocks throughout the market decline. We are, however, looking for an opportunity to rebalance style positions during the coming months. We also positioned the
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              Portfolio to take advantage of the potential for a muted economic recovery and future earnings improvements, while striving to maintain the overall risk management profile. We continue to favor corporate bonds and mortgage-backed holdings and feel that corporate bonds are attractively priced relative to other
              fixed-income investments. Overall, fixed-income assets have provided significant value as well as risk management during this period of equity market volatility.

              Telecom Utility Portfolio (Federated Investment Counseling)

                The Telecom Utility Portfolio-Class A Shares returned -19.58%
              for the six-month period ending July 31, 2002, versus the composite (35% S&P Utility Index and 65% Telecommunication
              Services Index) benchmark's -32.13% return, and the S&P 500
              Index's return of -18.74%. With respect to the composite benchmark, both sectors incurred negative returns with a significant performance differential between the S&P Utility and S&P Telecommunication Services sectors. The Utility sector returned -21.58%, while the Telecommunication Services sector returned -38.55%, a 1,697 basis point spread.

                The Portfolio outperformed its benchmark as a result of
              favorable stock selection and sector weightings. With respect to stock selection, the Portfolio was repositioned into traditional electric utilities and away from high expectation, growth utilities. As for sector positioning, the fund's underweight position in Telecommunication Services and overweight position in Utilities aided performance versus the benchmark.

              Equity Income Portfolio (U.S. BanCorp Asset Management)

                The Equity Income Portfolio-Class A Shares returned -12.50% for the six-month reporting period ending July 31, 2002, compared to the S&P 500 Index return of -18.74%. Portfolio performance held up relatively well in a generally weak stock market environment during the period. Investor doubts regarding the veracity of corporate earnings reports and general corporate management malfeasance weighed on the market. The Portfolio maintained a defensive posture, as dividend-paying stocks continued to regain investor favor. The Technology sector was the weakest performing sector, and the Portfolio remained underweight throughout the period, anticipating continued investor worries about weak worldwide capital spending.

                Positive contributions to portfolio performance also came from consumer sector holdings such as Anheuser-Busch and Kimberly
              Clark. The Portfolio's Real Estate Investment Trust (REIT) holdings aided results, including Archstone-Smith, Manufactured
              Home Communities, Kimco, Simon Property Group, Healthcare Realty
              Trust and Duke Realty Trust. Weak performance came from Financial sector holdings like Citigroup, Mellon, and St. Paul Companies.
              Telecommunications services holdings also hurt portfolio performance, with particularly weak results from Verizon, SBC
              Communications and Sprint.

                The Portfolio continues to adhere to its strategy of emphasizing dividend-paying stocks, and maintaining an underweight position in the Technology sector where few companies pay meaningful dividends. Sector emphasis continues to primarily be in the Energy, Financials and Industrial sectors.

              Equity Index Portfolio (U.S. BanCorp Asset Management)

                The six-month reporting period ending July 31, 2002 was an unfavorable one for investors. During the period, the Equity Index
              Portfolio-Class A Shares produced a return of -18.87%, mirroring the S&P 500 Index return of -18.74%. The major deviation in relation to the index performance was a small positive increase in
              July 2002. On July 19, the S&P 500 dropped seven foreign companies that comprised about 2% of the index and added replacement firms of comparable size. The heavy trading in the minutes surrounding the official index change resulted in sudden price movements that were not advantageous to index fund investors.
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              Growth-Income Portfolio (Alliance Capital Management L.P.)

                The Growth-Income Portfolio-Class A Shares returned -16.00%, outperforming the benchmark S&P 500 Index return of -18.74% for the six-month reporting period ending July 31, 2002. Portfolio outperformance of the benchmark was primarily due to overweight positions in the Healthcare, Financial, and Consumer Staples sectors, and underweight positions and strong stock selection within the Energy sector. Bank of America, Anheuser Busch, Tenet
              Healthcare, and American Standard contributed materially to portfolio outperformance, while Citigroup, Microsoft, Pfizer, and General Electric underperformed.

                As of July 31, 2002, the Portfolio held 68 stocks across 10 economic sectors. Investments within the Financials, Healthcare, Technology, and Consumer Staples sectors represented 59.8% of the portfolio market value with cash at 8.2%. The top ten positions, which accounted for approximately 32.0% of the portfolio at period-end were Pfizer, Bank of America, Microsoft, Anheuser
              Busch, Citigroup, Johnson & Johnson, Philip Morris, British
              Petroleum, Tenet Healthcare, and United Technologies.

              Federated Value Portfolio (Federated Investment Counseling)

                The Federated Value Portfolio-Class A Shares returned -15.16%
              during the six-month reporting period ending July 31, 2002, outperforming the S&P 500 Index return of -18.74%.

                Positive influences on relative performance included overweight positions in the Energy and Financials sectors, and an underweight position in Information Technology. Other positive influences were favorable security selection in Energy (FPL and Cinergy), Healthcare (Boston Scientific, UnitedHealth Group, and Pharmacia), and Consumer Discretionary (TRW, Liz Claiborne, and Lowes).
              Negative influences on relative portfolio performance included overweight positions in Telecommunication Services and Utilities.
              An underweight position and unfavorable security selection in Consumer Staples (UST, Sara Lee and Philip Morris), Industrials
              (Tyco International, Cendant, and First Data) and Energy (Diamond
              Offshore, ENSCO International, and Marathon Oil) also hurt overall portfolio performance.

              Davis Venture Value Portfolio (Davis Selected Advisers, L.P.)

                For the six-month period ending July 31, 2002, the Davis Venture
              Value Portfolio-Class A Shares returned -12.78%, while the S&P 500
              Index returned -18.74%.

                During the reporting period, a number of the portfolio's
              financial positions provided strong results, including Moody's and Wells Fargo. However, fears of the potential for rising consumer credit defaults and a softening in consumer spending contributed to the decline of top financial positions including Citigroup and Household International. Our conviction in these financial franchises remains strong, however, and we believe these companies are well positioned to benefit from an economic recovery due to their executive leadership, brand name and healthy financial position. Other notable positive holdings during the period were UPS, 3M, Devon Energy, Hershey Foods, and Bank One. The portfolio's capital goods positions, specifically Tyco
              International and Sealed Air, were the largest detractors from overall performance.

                The portfolio continues to reflect strategic allocations to financial, consumer staples, and capital goods companies. These allocations reflect long-term investment themes based on the strong influences of demographic trends, globalization and business capital spending trends. It is important to recognize that we have chosen to maintain exposures to businesses that we believe will fare better over full market cycles rather than attempt to rotate from sector to sector in the short term.

              "Dogs" of Wall Street Portfolio (SunAmerica Asset Management
              Corp.)

                The "Dogs" of Wall Street Portfolio proved to be a relatively strong performer over the six-month reporting period ending July
              31, 2002. Although the Class A shares of the portfolio delivered a negative absolute return of -5.44%, the Class A shares of the portfolio outperformed the -18.74% return of its benchmark index the S&P 500. By the end of the period, the majority of the
              Portfolio's
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              sector weightings were in Consumer Staples, Basic Materials and
              Consumer Discretionary companies. Top holdings included PPG
              Industries, Procter & Gamble Company, Avery Dennison Corporation
              and Brown-Forman Corporation.

              Alliance Growth Portfolio (Alliance Capital Management, L.P.)

                The Alliance Growth Portfolio-Class A Shares returned -22.41%
              for the six-month reporting period ending July 31, 2002, compared to the -23.79% return by the Russell 1000 Growth Index. The portfolio benefited from stock selection in the Healthcare sector, an overweight position in the Financial sector, and an underweight position in the Consumer Staples sector. Individual top performers included UnitedHealth Group, Tenet Healthcare, Anheuser Busch, and
              Wellpoint Health Network. The bottom four contributors to portfolio performance included Home Depot, Nokia, Citigroup, and Tyco International.

                At the close of the reporting period, the portfolio held 48 stocks across 8 economic sectors. Healthcare, Consumer
              Discretionary, Financials, and Technology represented 80.70% of the portfolio market value with cash at 0.4%. The top ten stocks accounted for about 49.0% of the market value of the portfolio.
              The top ten holdings were, in order of position size, Pfizer, Kohls, MBNA, Microsoft, Citigroup, Home Depot, General Electric,
              Freddie Mac, UnitedHealth Group, and Viacom.

              Goldman Sachs Research Portfolio (Goldman Sachs Asset Management)

                The Goldman Sachs Research Portfolio-Class A Shares returned
              -24.74% during six-month period ending July 31, 2002, compared to -18.74% for its benchmark, the S&P 500 Index. Stock selection in the portfolio was weakest in the Consumer Services and Industrials sectors. However, positive stock selection in the Consumer
              Cyclicals and Energy sectors offset some of the losses, as did an underweight position in the beleaguered Telecommunications sector.

                In terms of individual stocks, the Portfolio's holdings in E-Bay
              Inc., Coca Cola Co. and U.S. Bancorp contributed most positively to returns. On the downside, holdings in Sun Microsystems Inc., Tyco International Ltd. and AOL Time Warner Inc. detracted from portfolio performance. Tyco and AOL have subsequently been eliminated from the portfolio's holdings.

              MFS Growth and Income Portfolio (Massachusetts Financial Services
              Company)

                For the six-month reporting period ending July 31, 2002, the MFS
              Growth and Income Portfolio-Class A Shares provided a total return of -17.15%, compared to a -18.74% return during the same period for the benchmark S&P 500 Index.

                While a number of the portfolio's retail holdings performed well
              (Wal Mart, Target, Sears, Lowes, and Family Dollar), their positive contributions to overall portfolio performance were more than offset by disappointing returns from supermarket holdings
              Safeway, Kroger and CVS; although an added position in Walgreen helped to offset some of the negative impact of CVS. The
              Portfolio's Healthcare positions performed relatively well due to an overweight position in hospital management and managed care stocks. We also took advantage of volatility in the Technology sector to raise the weighting (actually, reduce the under-weighting). We also increased our Cisco weighting notably and added positions selectively in semiconductor and software companies over the period.

                Strong performance from defense-related stocks (Northrop
              Grumman, General Dynamics and Lockheed Martin) and machinery/tool stocks (Deere, Ingersoll-Rand, Danaher, and Caterpillar) was offset by a downturn in General Electric, due in part to a downturn in the commercial aerospace businesses. Tyco also hurt portfolio performance in this sector, as the stock declined due to concerns about near-term liquidity, its longer-term growth rate, and overall accounting transparency. We reduced our position in
              Tyco significantly during the year, and as of July 31, 2002 the portfolio did not hold any of the Company's shares. The
              performance of the portfolio's pharmaceutical holdings has suffered this year due to concerns about weak new product
              pipelines and a slower, more cautious FDA. While we reduced our exposure during the year to pharmaceutical issues due to these near-
                                                           ---------------------
                                                                            7

---------------------

              term concerns, valuations have come down sharply and may represent a buying opportunity going forward.

              Putnam Growth Portfolio (Putnam Investment Management, LLC)

                For the six-month reporting period ending July 31, 2002, the
              Putnam Growth Portfolio-Class A Shares returned -19.88%, outperforming the benchmark Russell 1000 Growth Index return of -23.79%, but underperforming the S&P 500 Index return of -18.74% for the same period.

                The portfolio benefited from strong stock selection in the
              Consumer Cyclicals, Healthcare, Financial, and Utilities sectors. The Financial sector was the portfolio's largest contributor to positive performance. Top performers included Fifth Third Bancorp, Wells Fargo, and Freddie Mac. Stock selection within Consumer Cyclicals (TJX, Autozone, and Lowe's) and Healthcare services (HCA, UnitedHealth Group) also buttressed results. The largest detractor to performance was Tyco International, as recurring questions about its accounting practices and controversial departure by its chief executive officer amid charges of sales-tax evasion weighed heavily on the stock.

                The portfolio is presently positioned somewhat conservatively relative to the benchmark, but we are moving to a more aggressive stance. For example, the portfolio currently holds a slightly underweight position in the technology sector, but we are looking ahead to better days as corporations begin to loosen the purse strings and spend for productivity improvements.

              Blue Chip Growth Portfolio (SunAmerica Asset Management Corp.)

                The Blue Chip Growth Portfolio-Class A Shares returned -21.90%
              for the six-month reporting period ending July 31, 2002, trailing the S&P 500 Index return of -18.74% for the same period. Although portfolio performance suffered along with the overall equity market during the reporting period, management continues to focus on sectors that it believes will benefit from an economic recovery. We are looking for growth emerging from new sectors leveraging the economic turnaround. Currently, the portfolio holds an underweight position in the Technology and Communications Services sectors and an overweight position in the Consumer Discretionary, Industrials and Defense sectors.

              Real Estate Portfolio (Davis Selected Advisers, L.P.)

                For the six-month period ending July 31, 2002, the Real Estate
              Portfolio-Class A Shares returned 7.13%. The benchmark Morgan Stanley Real Estate Investment Trust (REIT) Index returned 7.42% for the same period.

                The Real Estate Portfolio's holdings reflect strategic
              allocations to select office, retail and industrial property-types. In recent quarters we have trimmed our exposure to apartment properties based upon our belief that this area will experience prolonged difficulty due to the downturn in the economy. We have redeployed those assets in securities specializing in retail properties, which we expect will do well given the continued strength in consumer spending. General Growth Properties and Chelsea Property Group, which is a recent addition to the portfolio, are the portfolio's largest representative retail property holdings. Centerpoint Properties Trust and ProLogis Trust, are also fairly recent additions to the portfolio, and were our largest representative industrial property holdings. ProLogis Trust is the largest publicly held U.S.-based industrial REIT with substantial property holdings worldwide. These holdings represent the strongest performing holdings and the largest overall contributors to positive portfolio performance for the period.

                The portfolio's largest representative office property holdings include high quality leaders in their market niche, such as Boston Properties and Alexandria Real Estate Equities. While these two office Real Estate Investment Trusts (REIT) were positive contributors to the portfolio, the majority of our office investments remained fairly flat during the period.
---------------------
    8

---------------------

              Small Company Value Portfolio (U.S. BanCorp Asset Management)

                The Small Company Value Portfolio-Class A Shares returned
              -10.96% for the six-month period ending July 31, 2002, compared to the -9.88% return of the Russell 2000 Value Index. In our opinion, the Small Cap asset class remains attractive relative to larger capitalization stocks from both a valuation metric and business cycle standpoint. That said, we remained focused on our fundamental approach of individual stock selection, and made no material changes to our sector weightings

                The primary contributor to portfolio performance for the
              reporting period was strong individual stock performance from larger holdings within sectors such as: Consumer Discretionary, Financial Services, and Technology. Standout performers included Radian Group, Alliant Techsystems Inc., Regis Corporation, and DR Horton Inc. From a broad sector standpoint, the Utilities sector was the strongest contributor to performance via both strong stock selection and an underweight position in the sector.

                The primary detractors from portfolio performance for the period were overweight positions in Energy (primarily natural gas), and a one-off fundamental deterioration in one of our former holdings, APW Ltd. Despite a seasonally weak period for natural gas exploration and production and services companies, we are retaining our overweight position in this sector given what we believe to be strong company fundamentals and attractive stock valuations. The portfolio's higher than normal cash weighting was a function of adhering to our sell discipline by harvesting large holdings that achieved our fundamental price targets.

              MFS Mid-Cap Growth Portfolio (Massachusetts Financial Services Company)

                For the six-month reporting period ending July 31, 2002, the MFS
              Mid Cap Growth Portfolio-Class A Shares posted a return of -40.30%, compared to a return of -18.24% over the same period for the portfolio's benchmark, the Russell 2000 Index.

                One of the detractors from portfolio performance was a large concentration in a very few positions that fell dramatically during the reporting period. Until late last year, this strategy of holding large positions in stocks in which we had long-term confidence had worked well for the portfolio. During the past six months, however, that strategy hurt overall performance. Examples of holdings that fell victim to sharply falling stock prices include Cytyc, which makes the Thinprep cervical cancer test, VeriSign, and Genzyme. By the end of the reporting period, management significantly reduced portfolio holdings in both Genzyme and VeriSign.

                In June of 2002, Mark Regan, a lead manager of the portfolio, left the portfolio management team. The portfolio's investment philosophy, however, is similar to that of previous management. We will continue to look for mid-cap companies that we believe to have strong market shares in their industries, and offer growth at a reasonable price. Another change for investors to note is a strong shift in the portfolio's construction. In general, we will transition to a more diversified and less concentrated strategy. Compared to previous periods, investors will see more companies in the portfolio, and smaller positions in individual companies. We believe our research has uncovered opportunities in a number of areas that the portfolio has historically not invested, such as in banking and non-banking financial services companies.

              Aggressive Growth Portfolio (SunAmerica Asset Management Corp.)

                During the six-month period ending July 31, 2002, the Aggressive
              Growth Portfolio Class A posted a -20.25% return versus the -18.24% return of the benchmark Russell 2000 Growth Index. While absolute portfolio performance suffered along with the overall equity market, the portfolio performed well on a relative basis. In order to maintain a broadly diversified portfolio, we are employing a barbell approach to portfolio management. While many of the portfolio's investments are lower beta stocks producing consistent earnings, we have also diversified into early cyclical and
                                                           ---------------------

---------------------

              higher beta companies. We believe this approach will help balance the portfolio during the lowest points of the market and the ensuing recovery period that we believe has already begun.

              Growth Opportunities Portfolio (SunAmerica Asset Management Corp.)

                In an extremely challenging environment for growth equity
              investing, the Growth Opportunities Portfolio-Class A Shares returned -37.61% for the six-month period ending July 31, 2002. The Benchmark S&P Mid Cap 400 Index returned -12.13% for the same period. High multiple, high beta sectors such as Technology and Biotechnology were particularly hard hit sectors during the reporting period, while commodity, price-sensitive sectors, such as Energy and Gold, typically outperformed.

                At present, we are searching for companies with high operating margins, efficient business models and successful management teams. We continue to select holdings based on intense individual company analysis. We remain committed to our investment approach and discipline, as we believe that this portfolio is poised for outperformance when the equity market recovers.

              Marsico Growth Portfolio (Marsico Capital Management, LLC)

                The Marsico Growth Portfolio-Class A Shares posted a return of
              -8.65% for the six-month period ending July 31, 2002, compared to a return of -18.74% for the S&P 500 Index. Portfolio performance was positively affected by positions in the Healthcare, Industrials, and Consumer Discretionary sectors. The top performing portfolio holdings included Lockheed Martin, Tenet Healthcare, UnitedHealth Group, and Amgen. Portfolio performance was also aided by an underweight position in the Technology and Telecommunications sectors.

                Factors that detracted from performance were select positions in the Consumer Discretionary and Healthcare sectors, such as Tiffany & Co., Wal-Mart Stores, Baxter International, and Quest Diagnostics. An underweight position in the Consumer Staples and Energy sectors also negatively impacted the portfolio's overall performance for the reporting period.

                The Portfolio's economic sector allocation as of the period end, as a percentage to the Portfolio's total market value was Consumer Discretionary (29%), Consumer Staples (5%), Healthcare (24%), Industrials (19%), Financials (10%), Information & Entertainment (8%) and Information Technology (5%).

              International Growth and Income Portfolio (Putnam Investment Management, LLC)

                For the six-month period ending July 31, 2002, the International
              Growth and Income Portfolio-Class A Shares returned -9.04% compared to the MSCI EAFE Index return of -6.36%. It is our belief that the portfolio's strong stock selection was undermined by unfavorable country allocations and currency shifts. Specifically, an underweight position in Japan was largely negative because this market was one of the strongest performing markets in the MSCI EAFE Index. Overweight positions in France, Finland, and Switzerland were also negative as all of these countries registered large double-digit declines. An overweight position in Brazil hurt results as the Brazilian Real plunged to new lows on concerns about government defaults on debt.

                On the positive side, stock selection was decidedly positive overall as selections in France, the United Kingdom, Finland, and South Korea all added significantly to results. Avoiding Vivendi and taking an underweight position in Nokia, while over-weighting British American Tobacco and Samsung Electronics aided performance for the period. These decisions easily offset negative stock selection in Japan. Stock selection was strongest in the Consumer Staples, Technology, Healthcare, and Utilities sectors, offsetting negative selections in Basic Materials and Consumer Cyclicals.

                Looking ahead, in relation to the Portfolio's benchmark, the largest overweight positions are in the Basic Materials (construction and metals), Utilities (electric utilities), and Financials (insurance) sectors. The largest underweight positions lie in the Healthcare, Retail, Capital Goods and Consumer Cyclicals sectors. As for country allocations, the portfolio holds an overweight position in Canada, South Korea, and Switzerland, and an underweight position in the United Kingdom, Japan, and Australia.
---------------------
    10

---------------------

              Global Equities Portfolio (Alliance Capital Management L.P.)

                The Global Equities Portfolio-Class A Shares returned -18.68%
              for the six-month period ending July 31, 2002, under-performing the MSCI World Index return of -13.89% for the same period. The portfolio's performance was largely due to an overweight position and poor stock selection within the Industrial and Financial sectors, and an under-performing Information Technology sector. Portfolio performance was aided by an underweight position and strong stock selection within the Telecommunications sector. Vodafone, Samsung Electronic, Shin-Etsu Chemical, and Royal Bank of Scotland were among the top performing holdings within the Portfolio, while Citigroup, Tyco International, Pfizer, and Wyeth all posted disappointing results.

                By period end, the portfolio was broadly diversified, holding 75 stocks across 10 sectors. The Financials, Consumer Discretionary, and Technology sectors represented approximately 78% of the Portfolio's market value with cash at 1.4%. The top ten stocks accounted for roughly 30.3% in market value of the portfolio at the end of the reporting period. The top ten holdings were Pfizer, Citigroup, Royal Bank of Scotland, Cardinal Health, Canon, Vodafone, Viacom, Takeda Chemical, Loreal, and MBNA.

              International Diversified Equities Portfolio (Van Kampen)

                The six-month reporting period ending July 31, 2002 marked a volatile period for the global equity markets. During the period, the International Diversified Equities Portfolio-Class A Shares returned -13.26% versus the MSCI EAFE Index return of -6.36%.

                In relation to the benchmark index, the portfolio's cash
              position, overweight allocation to the United Kingdom, and underweight positions in Japan and Australia detracted from relative performance. Positive contributors to performance included an overweight position in European Real Estate, and underweight positions in Germany and the Information Technology sector.

                Going forward, we continue to favor Asia and the steady cash earning sectors like Food, Oil, and Utilities. As for the Technology sector, we do not believe there will be long-term buys for some time. Also, the more defensive markets and sectors are no longer cheap, but their valuations are not wildly overvalued and the earnings forecasts look realistic.

              Emerging Markets Portfolio (Putnam Investment Management, LLC)

                The Emerging Markets Portfolio-Class A Shares returned -7.22%
              compared to the MSCI Emerging Markets Free Index return of -8.79% for the six-month period ending July 31, 2002. Early in the period, the portfolio benefited from favorable country allocation; near the end of the period, adept stock selection drove portfolio out-performance of the benchmark index.

                A number of factors contributed to performance including
              significant advances by the Indonesia and Thailand markets. We increased the portfolio's Indonesian exposure compared to the benchmark index from an under- to overweight position during the period. Stock selection, however, prevented even higher results for the period. We also increased our Thai position, a move that proved to be beneficial, except during the March 2002 market correction. Taking underweight positions in Turkey and Israel also contributed to results, as did adept stock selection in these markets.

                As for specific portfolio holdings, Yukos Oil (Russia)
              significantly contributed to portfolio performance during the reporting period. As a result, we took profits from this investment and redeployed assets to Lukoil, another less richly valued major Russian oil company. Anglo American (South Africa) and Taro Pharmaceuticals (Israel), were major detractors to performance early in the period, but rebounded to become top contributors by period-end. Conversely, Samsung (Korea) was a strong contributor early in the period, but an underweight position in this company hurt results by period-end.

              Technology Portfolio (Van Kampen)

                The Technology Portfolio-Class A Shares returned -44.44% for the six-month reporting period ending July 31, 2002 versus a -31.32% return for the Nasdaq Composite Index. Portfolio perform-
                                                           ---------------------

---------------------

              ance for the reporting period can be traced to poor results in both sector allocation and stock selection.

                The primary detractor from performance can be found in the semi-conductor industry, which was the largest sector in the portfolio holdings. The semi-conductor industry was hurt by a lack of demand, in particular for personal computers. We believe most of the downside has been wrung out of the semi-conductor space, leaving room for a modest second half recovery. The second largest detractor was the portfolio's software related holdings. The portfolio took an underweight position in the software industry and suffered from poor stock selection. Longer sales cycles and shorter lead times, due to a lack of customer orders, hurt companies across the segment including Veritas, Siebel and Peoplesoft. The portfolio maintained an overweight position in communications equipment and stock selection within this sector was neutral relative to results. One bright spot for the reporting period was stock selection in the Biotechnology sector.

                In our view, the current mentality around corporate integrity and accounting is particularly harmful for the technology sector. Many technology companies have grown through acquisition, and therefore have complex accounting and less transparency in their financial reporting. To date, most of the attention has been focused on companies whose accounting and financial results were difficult to rationalize even during the boom times. Ultimately, we believe the push for more transparency in financial reporting will be healthy for the economy overall.

              CONCLUSION

                As discussed, the SunAmerica Series Trust Money Managers see many positive economic signs for the economy that have not yet translated into higher stock prices or a sustained recovery. Heading into the next six-month reporting period, a certain level of risk and volatility should certainly be expected. As investors in the SunAmerica Series Trust, you benefit from multiple management firms, investment styles and access to a wide range of asset classes and diversification options that may help you navigate through uncertain times.

                We appreciate the opportunity to help build your retirement assets and recommend that you maintain a long-term focus when investing. Please do not hesitate to contact your investment representative with questions or concerns, and thank you for your investment in SunAmerica Series Trust.

              Sincerely,

              /s/ JAY WINTROB
              Jay S. Wintrob
              Chief Executive Officer
              Anchor National Life Insurance Company and
              First SunAmerica Life Insurance Company

              September 9, 2002

              Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments that concentrate on one economic sector or geographic region are generally subject to greater volatility than more diverse investments. Technology companies may be subject to additional risks. They may be affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, this portfolio's returns may be considerably more volatile than a fund that does not invest in technology companies. International investing may involve special risks, such as foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks associated with future political and economic developments. Investments in high-yield bonds have a higher degree of risk than investment in investment grade bonds. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other federal government agency. Past performance is no guarantee of future results.
---------------------
    12

---------------------

    SUNAMERICA SERIES TRUST
    CASH MANAGEMENT PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2002
    Banc of America Capital Management, LLC                          (UNAUDITED)

                                                                                       PRINCIPAL
                                      SHORT-TERM SECURITIES -- 90.6%                     AMOUNT          VALUE
                       -------------------------------------------------------------------------------------------
                       CERTIFICATES OF DEPOSIT -- 11.2%
                       Abbey National Treasury Services, PLC 2.02% due 11/08/02....   $  5,000,000    $  5,003,325
                       Bank of Scotland 3.79% due 9/04/02..........................      5,000,000       5,000,224
                       Commerzbank AG 3.61% due 8/13/02............................      2,500,000       2,499,946
                       Deutsche Bank AG 2.03% due 12/31/02.........................     10,000,000       9,926,900
                       Dexia Bank New York 1.91% due 8/13/02.......................     10,000,000      10,000,033
                       Dresdner Bank AG 2.10% due 9/20/02..........................     10,000,000      10,000,138
                       Landesbank Hessen -- Thueringen Girozentrale 1.72% due
                         8/28/02...................................................     10,000,000       9,850,197
                       Royal Bank of Scotland, PLC 2.39% due 11/20/02..............      5,000,000       5,009,225
                       Svenska Handelsbanken 3.58% due 8/27/02.....................      2,000,000       1,999,974
                       Toronto-Dominion Bank 2.06% due 12/31/02....................     10,000,000       9,926,900
                       Westdeutcshe Landesbank Girozentrale 2.31% due 11/19/02.....      5,000,000       5,007,987
                                                                                                      ------------
                       TOTAL CERTIFICATES OF DEPOSIT (cost $74,499,204)............                     74,224,849
                                                                                                      ------------
                       COMMERCIAL PAPER -- 48.1%
                       Amstel Funding Corp. 1.83% due 10/18/02.....................     10,000,000       9,962,475
                       Anheuser-Busch Cos., Inc. 2.53% due 9/17/02.................      5,000,000       4,983,485
                       Atlantis One Funding Corp. 1.79% due 9/24/02................     13,162,000      13,126,669
                       Bavaria TRR Corp. 1.79% due 8/08/02.........................     15,786,000      15,780,506
                       Canadian Imperial Holdings, Inc. 2.38% due 11/20/02.........      2,500,000       2,485,066
                       Citibank Credit Card Issuance Trust 1.79% due 8/20/02.......     18,000,000      17,982,995
                       Corporate Receivables Corp. 1.81% due 8/13/02...............     10,000,000       9,993,967
                       CXC, Inc. 1.79% due 8/13/02.................................     10,000,000       9,994,033
                       Diageo Capital, PLC 2.53% due 9/26/02.......................      2,500,000       2,490,161
                       Edison Asset Securitization LLC 1.79% due 8/22/02...........      5,000,000       4,994,779
                       Edison Asset Securitization LLC 2.00% due 8/07/02...........     10,000,000       9,996,667
                       Galaxy Funding, Inc. 1.81% due 8/07/02......................     10,000,000       9,996,983
                       Galaxy Funding, Inc. 1.82% due 12/17/02.....................      5,000,000       4,962,933
                       General Electric Capital International Funding, Inc. 1.86%
                         due 8/22/02...............................................     12,118,000      12,104,852
                       Giro Balanced Funding Corp. 1.79% due 8/12/02...............      6,488,000       6,484,451
                       Giro Balanced Funding Corp. 1.79% due 9/20/02...............      5,468,000       5,454,406
                       Giro Funding Corp. 1.79% due 8/13/02........................     15,210,000      15,200,915
                       Greyhawk Capital Corp. 1.78% due 8/22/02....................     15,000,000      14,984,425
                       Merck & Co., Inc. 2.42% due 10/04/02........................      5,000,000       4,984,472
                       Mont Blanc Capital Corp. 1.81% due 8/13/02..................     10,000,000       9,993,967
                       Moriarty, LLC 1.81% due 9/12/02.............................     10,000,000       9,978,883
                       National Cooperative Services Corp. 1.92% due 8/02/02.......      2,500,000       2,499,867
                       North Coast Funding LLC 1.79% due 8/07/02...................     15,000,000      14,995,525
                       Paradigm Funding LLC 1.80% due 8/06/02......................     10,000,000       9,997,500
                       Pennine Funding LLC 1.79% due 8/20/02.......................      7,000,000       6,993,387
                       Pennine Funding LLC 1.82% due 8/08/02.......................     10,000,000       9,996,461
                       Queensland Treasury Corp. 1.76% due 10/11/02................      5,000,000       4,982,900
                       Sears Discover Credit Corp. 1.80% due 8/09/02...............      5,000,000       4,998,000
                       Sears Discover Credit Corp. 1.81% due 8/21/02...............     10,000,000       9,989,944
                       Siefunds Corp. 1.79% due 8/20/02............................     15,000,000      14,985,829
                       Silver Tower Funding, Ltd 1.81% due 9/12/02.................     15,000,000      14,968,325
                       Surrey Funding Corp. 1.80% due 9/23/02......................      5,000,000       4,986,750
                       Surrey Funding Corp. 1.82% due 10/03/02.....................     10,000,000       9,969,422
                       Trident Capital Finance, Inc. 1.81% due 9/10/02.............     14,200,000      14,171,442
                                                                                                      ------------
                       TOTAL COMMERCIAL PAPER (cost $319,477,463)..................                    319,472,442
                                                                                                      ------------

                                                           ---------------------


                                                                                       PRINCIPAL
                                    SHORT-TERM SECURITIES (CONTINUED)                    AMOUNT          VALUE
                       -------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 2.2%
                       Beta Finance, Inc. 2.58% due 6/05/03........................   $ 10,000,000    $  9,847,216
                       Donaldson, Lufkin & Jenrette, Inc. 2.22% due 8/22/02(1).....      5,000,000       5,000,926
                                                                                                      ------------
                       TOTAL CORPORATE SHORT-TERM NOTES (cost: $15,000,926)........                     14,848,142
                                                                                                      ------------
                       MUNICIPAL BONDS -- 1.3%
                       Illinois Student Assistance Community Student Loan Revenue
                         Bonds 1.88% due 8/07/02(2)................................      4,000,000       4,000,000
                       Texas State General Obligation Revenue Bonds 1.88% due
                         8/07/02(2)................................................      4,445,000       4,445,000
                                                                                                      ------------
                       TOTAL MUNICIPAL BONDS (cost $8,445,000).....................                      8,445,000
                                                                                                      ------------
                       U.S. TREASURY BILLS -- 10.5%
                       United States Treasury Bills 1.68% due 8/15/02 (cost
                         $69,954,627)..............................................     70,000,000      69,954,267
                                                                                                      ------------
                       GOVERNMENT AGENCIES -- 17.3%
                       Federal Home Loan Bank Bonds 2.06% due 7/02/03..............     10,000,000      10,012,500
                       Federal Home Loan Mtg. Disc. Notes 1.72% due 8/06/02........    100,000,000      99,976,111
                       Federal Home Loan Mtg. Disc. Notes 1.90% due 7/17/03........      5,000,000       4,912,500
                                                                                                      ------------
                       TOTAL GOVERNMENT AGENCIES (cost $114,883,993)...............                    114,901,111
                                                                                                      ------------
                       TOTAL SHORT-TERM SECURITIES (cost $602,261,213).............                    601,845,811
                                                                                                      ------------

                       REPURCHASE AGREEMENT -- 3.4%
                       -------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 1.78%, dated 07/31/02, to be repurchased
                         08/01/02 in the amount of $22,426,109 and collateralized
                         by $22,400,000 of Federal Home Loan Bank Notes bearing
                         interest at 2.37%, due 06/15/04 and having an approximate
                         value of $22,876,000 (cost $22,425,000)...................     22,425,000      22,425,000
                                                                                                      ------------

                       TOTAL INVESTMENTS --
                         (cost $624,686,213)                             94.0%                                   624,270,811
                       Other assets less liabilities --                   6.0                                     39,634,779
                                                                        ------                                  ------------
                       NET ASSETS --                                    100.0%                                  $663,905,590
                                                                        ======                                  ============

              -----------------------------

              (1) Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of July 31, 2002.
              (2) Variable rate security -- the rate reflected is as of July 31,
                  2002; maturity date reflects next reset date.

              See Notes to Financial Statements.

---------------------
    14

---------------------

    SUNAMERICA SERIES TRUST
    CORPORATE BOND PORTFOLIO               INVESTMENT PORTFOLIO -- JULY 31, 2002
    Federated Investment Counseling                                  (UNAUDITED)

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 92.9%                                          AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.2%
                       Apparel & Textiles -- 0.5%
                       Collins & Aikman Floorcovering 9.75% 2010*..................  $   150,000   $     151,687
                       GFSI, Inc., Series B 9.63% 2007.............................      200,000         170,250
                       Glenoit Corp. 11.00% 2007(1)................................       50,000               1
                       Levi Strauss & Co. 11.63% 2008..............................      300,000         264,000
                       Mothers Work, Inc. 11.25% 2010..............................      175,000         172,758
                       Russell Corp. 9.25% 2010*...................................      150,000         153,750
                       William Carter Co., Series B 10.88% 2011....................      400,000         430,500

                       Automotive -- 2.4%
                       Accuride Corp. 9.25% 2008...................................      100,000          62,250
                       Advance Stores Co., Inc. 10.25% 2008........................      300,000         315,000
                       American Axle & Manufacturing, Inc. 9.75% 2009..............      550,000         583,000
                       Arvin Industries, Inc. 6.75% 2008...........................      275,000         275,033
                       Arvin Industries, Inc. 7.13% 2009...........................      150,000         148,125
                       Collins & Aikman Products Co. 10.75% 2011...................      350,000         345,625
                       Collins & Aikman Products Co., Series B 11.50% 2006.........       75,000          67,125
                       Delphi Automotive Systems Corp. 6.13% 2004..................    1,400,000       1,457,652
                       Eagle-Picher Industries, Inc. 9.38% 2008....................      500,000         390,000
                       Ford Motor Co. 7.45% 2031...................................      780,000         699,800
                       General Motors Corp. 7.20% 2011.............................    1,000,000       1,012,710
                       General Motors Corp. 9.45% 2011.............................      250,000         297,500
                       Lear Corp., Series B 7.96% 2005.............................      150,000         153,519
                       Lear Corp., Series B 8.11% 2009.............................    1,125,000       1,155,274
                       United Auto Group, Inc. 9.63% 2012*.........................      100,000          98,000

                       Housing -- 1.8%
                       Albecca, Inc. 10.75% 2008...................................    1,875,000       2,046,094
                       American Builders & Contractors Supply Co., Inc. 10.63%
                         2007......................................................       75,000          77,719
                       Associated Materials, Inc. 9.75% 2012*......................      225,000         231,187
                       Masco Corp. 5.88% 2012......................................    1,600,000       1,606,544
                       NCI Building Systems, Inc., Series B 9.25% 2009.............      375,000         380,625
                       Nortek, Inc. 9.13% 2007.....................................      300,000         307,500
                       Sleepmaster LLC, Series B 11.00% 2009(1)....................      250,000          52,500
                       WCI Communities, Inc. 10.63% 2011...........................      450,000         450,000

                       Retail -- 3.5%
                       American Greetings Corp. 11.75% 2008........................      300,000         321,750
                       Amerigas Partners/Eagle Finance 8.88% 2011..................       75,000          76,500
                       Amscan Holdings, Inc. 9.88% 2007............................      225,000         202,500
                       Buhrmann US, Inc. 12.25% 2009...............................      375,000         382,500
                       CVS Corp. 5.63% 2006........................................    1,200,000       1,248,648
                       Federated Department Stores, Inc. 6.63% 2011................    2,100,000       2,184,519
                       Federated Department Stores, Inc. 8.13% 2002................    1,250,000       1,262,037
                       Icon Health & Fitness, Inc. 11.25% 2012*....................      150,000         148,500
                       JC Penney Co., Inc. 7.60% 2007..............................      350,000         336,000
                       JC Penney Co., Inc. 9.00% 2012*.............................      151,000         149,490
                       Jitney-Jungle Stores of America, Inc. 10.38% 2007(1)(2).....      125,000               0
                       Jostens, Inc. 12.75% 2010...................................      300,000         329,250
                       Kroger Co. 7.25% 2009.......................................    1,950,000       2,147,635
                       Michaels Stores, Inc. 9.25% 2009............................      300,000         319,500

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY (continued)
                       Retail (continued)
                       ShopKo Stores, Inc. 9.25% 2022..............................  $ 1,300,000   $   1,075,750
                       U.S. Office Products Co. 9.75% 2008(1)......................      300,000           3,000
                                                                                                   -------------
                                                                                                      23,743,307
                                                                                                   -------------
                       CONSUMER STAPLES -- 7.1%
                       Food, Beverage & Tobacco -- 6.2%
                       Agrilink Foods, Inc. 11.88% 2008............................      525,000         546,000
                       American Seafoods Group LLC 10.13% 2010*....................      250,000         249,375
                       Anheuser-Busch Cos., Inc. 7.00% 2005........................      750,000         751,898
                       Anheuser-Busch Cos., Inc. 7.10% 2007........................    1,675,000       1,808,363
                       B&G Foods, Inc. 9.63% 2007..................................      175,000         176,969
                       Carrols Corp. 9.50% 2008....................................      300,000         291,000
                       Constellation Brands, Inc., Series B 8.00% 2008.............      300,000         304,500
                       Cott Beverages, Inc. 8.00% 2011.............................      250,000         250,000
                       Del Monte Corp. 9.25% 2011..................................      350,000         348,250
                       Dimon, Inc. 9.63% 2011......................................      150,000         155,250
                       Eagle Family Foods, Inc. 8.75% 2008.........................      250,000         190,000
                       Fred Meyer, Inc. 7.45% 2008.................................      250,000         276,285
                       General Mills, Inc. 6.00% 2012..............................    2,000,000       2,026,004
                       Kellogg Co. 7.45% 2031......................................    3,000,000       3,384,600
                       Kraft Foods, Inc. 6.25% 2012................................    1,500,000       1,580,235
                       Land O' Lakes, Inc. 8.75% 2011..............................      400,000         272,000
                       Michael Foods, Inc. 11.75% 2011.............................      400,000         438,000
                       Nebco Evans Holding Co. 12.38% 2007(1)(2)...................      125,000             156
                       New World Pasta Co. 9.25% 2009..............................      200,000         184,000
                       Pilgrim's Pride Corp. 9.63% 2011............................      200,000         204,000
                       Safeway, Inc. 7.25% 2004....................................    2,050,000       2,213,405
                       Sara Lee Corp. 6.25% 2011...................................    1,675,000       1,743,876
                       Smithfield Foods, Inc. 7.63% 2008...........................       75,000          74,438
                       Smithfield Foods, Inc. 8.00% 2009...........................      400,000         402,000
                       Volume Services America, Inc. 11.25% 2009...................      100,000          95,000

                       Household Products -- 0.9%
                       Alberto-Culver Co. 8.25% 2005...............................    1,000,000       1,125,450
                       Armkel LLC 9.50% 2009.......................................      375,000         387,187
                       Chattem, Inc., Series B 8.88% 2008..........................      275,000         275,000
                       NBTY, Inc., Series B 8.63% 2007.............................      100,000          98,500
                       Playtex Products, Inc. 9.38% 2011...........................      400,000         422,000
                       Revlon Consumer Products Corp. 8.63% 2008...................      400,000         188,000
                                                                                                   -------------
                                                                                                      20,461,741
                                                                                                   -------------
                       EDUCATION -- 0.7%
                       Education
                       Boston University, Series A 7.63% 2097......................    2,000,000       2,075,948
                                                                                                   -------------
                       ENERGY -- 10.0%
                       Energy Services -- 5.5%
                       Arizona Public Service Co. 6.38% 2011.......................    3,250,000       3,297,937
                       CMS Energy Corp. 7.50% 2009.................................      775,000         488,250
                       CMS Energy Corp. 8.90% 2008.................................      250,000         165,000
                       Coastal Corp. 9.75% 2003....................................      250,000         227,500
                       Conoco Funding Co. 6.35% 2011...............................    1,500,000       1,581,495
                       Continental Resources, Inc. 10.25% 2008.....................      300,000         255,000
                       DPL, Inc. 6.88% 2011........................................    3,000,000       3,028,968
                       El Paso Electric Co. 9.40% 2011.............................      225,000         250,243
                       Enersis SA 7.40% 2016.......................................      600,000         478,668
                       FirstEnergy Corp. 6.45% 2011................................      750,000         602,415
                       Homer City Funding, LLC 8.73% 2026..........................    1,200,000         970,080

---------------------
    16


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Services (continued)
                       ISG Resources, Inc. 10.00% 2008.............................  $   300,000   $     300,000
                       Midamerican Energy Co. 6.75% 2031...........................    1,250,000       1,202,737
                       Occidental Petroleum Corp. 6.75% 2002.......................      350,000         353,840
                       PSE&G Power, LLC 7.75% 2011.................................    1,750,000       1,648,377
                       Tenaga Nasional Berhad 7.50% 2096*..........................    1,000,000         755,000
                       Veritas DGC, Inc., Series C 9.75% 2003......................      250,000         248,750

                       Energy Sources -- 4.5%
                       Calpine Canada Energy Finance, 8.50% 2008...................      950,000         494,000
                       Calpine Corp. 8.50% 2011....................................    1,150,000         586,500
                       Compton Petroleum Corp. 9.90% 2009*.........................      200,000         200,000
                       Comstock Resources, Inc. 11.25% 2007........................      200,000         205,000
                       Enterprise Oil, PLC 7.00% 2018..............................      750,000         797,123
                       EOG Company of Canada 7.00% 2011*...........................    1,100,000       1,164,262
                       Forest Oil Corp. 10.50% 2006................................      475,000         501,125
                       Husky Oil, Ltd. 7.13% 2006..................................    1,600,000       1,741,520
                       Husky Oil, Ltd. 7.55% 2016..................................    1,000,000       1,110,920
                       Lone Star Technologies, Inc. 9.00% 2011.....................      350,000         336,000
                       Magnum Hunter Resources, Inc. 9.60% 2012....................      250,000         251,250
                       Pogo Producing Co., Series B 10.38% 2009....................      450,000         483,750
                       Sunoco, Inc. 9.00% 2024.....................................    1,750,000       2,006,489
                       Swift Energy Co. 9.38% 2012.................................      100,000          94,500
                       Tesoro Petroleum Corp. 9.63% 2008...........................      425,000         323,000
                       Tosco Corp. 8.13% 2030......................................    1,200,000       1,403,400
                       Union Pacific Resources Group, Inc. 7.00% 2006..............      850,000         929,755
                       Utilicorp United, Inc. 7.95% 2011...........................      500,000         404,890
                                                                                                   -------------
                                                                                                      28,887,744
                                                                                                   -------------
                       FINANCE -- 19.3%
                       Banks -- 4.8%
                       ABN Amro Holdings NV 7.30% 2026.............................      500,000         511,370
                       Barclays Bank, PLC 8.55% 2011*(3)...........................    1,165,000       1,322,904
                       City National Bank 6.38% 2008...............................    1,225,000       1,277,822
                       Corporacion Andina de Fomento 7.38% 2011....................    1,185,000       1,250,388
                       FirstBank Puerto Rico 7.63% 2005............................      750,000         796,620
                       H.F. Ahmanson & Co. 7.88% 2004..............................      750,000         809,047
                       Hudson United Bank/Mahwah 7.00% 2012........................    1,000,000       1,058,754
                       PNC Funding Corp. 7.50% 2009................................    2,000,000       2,171,960
                       Santander Financial Issuances, Ltd. 7.25% 2015..............    1,000,000       1,041,830
                       Swedbank 7.50% 2006*(3).....................................      500,000         549,544
                       United States Bank NA 6.30% 2014............................    3,100,000       3,270,035

                       Financial Services -- 11.0%
                       125 Home Loan Owner Trust 9.26% 2029*(2)....................      862,529         897,893
                       American Achievement Corp. 11.63% 2007......................      425,000         429,250
                       Amvescap, PLC 6.60% 2005....................................      900,000         968,333
                       Boeing Capital Corp. 6.50% 2012.............................    1,000,000       1,065,679
                       Caithness Coso Funding Corp., Series B 9.05% 2009...........      388,503         388,503
                       Donaldson, Lufkin & Jenrette, Inc. 6.88% 2005...............      500,000         529,980
                       Fertinitro Finance, Inc. 8.29% 2020*........................    1,005,000         705,570
                       FMR Corp. 7.57% 2029*.......................................    2,200,000       2,393,072
                       Ford Motor Credit Co. 7.38% 2009............................    2,050,000       2,056,478
                       General Motors Acceptance Corp. 6.75% 2002..................      600,000         607,682
                       General Motors Acceptance Corp. 6.88% 2011..................      250,000         246,823
                       General Motors Acceptance Corp. 7.50% 2005..................      550,000         581,553
                       Green Tree Financial Corp. 9.20% 2031.......................      900,000         713,994
                       GS Escrow Corp. 7.13% 2005..................................      775,000         812,836
                       Household Finance Corp. 5.75% 2007..........................    1,750,000       1,692,810

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Household Finance Corp. 6.38% 2011..........................  $   250,000   $     229,372
                       Household Finance Corp. 7.00% 2012..........................      250,000         242,010
                       Lehman Brothers Holdings, Inc. 7.88% 2010...................      250,000         278,318
                       Lehman Brothers Holdings, Inc., Series F 7.00% 2003.........      450,000         466,411
                       MBIA, Inc. 6.63% 2028.......................................      250,000         237,330
                       MBNA Corp. 7.50% 2012.......................................      900,000         972,031
                       Merrill Lynch & Co., Inc. 5.50% 2029(2).....................      170,938         153,844
                       Normandy Finance, Ltd. 7.50% 2005...........................    1,150,000       1,211,918
                       Option One Mtg. Securities Corp. 9.66% 2031(2)..............      350,849         348,393
                       PCA LLC/PCA Finance Corp. 11.88% 2009.......................      175,000         175,000
                       Pemex Master Trust 9.13% 2010...............................    2,250,000       2,411,347
                       Regional Diversified Funding, Ltd. 9.25% 2030*..............    2,483,389       2,706,654
                       Resolution Funding Corp. zero coupon 2021...................      640,000         208,320
                       Russell-Stanley Holdings, Inc. 9.00% 2008*(4)...............       10,491           7,868
                       Salomon, Inc. 7.20% 2004....................................      525,000         557,387
                       Sears Roebuck Acceptance Corp. 6.70% 2012...................    1,500,000       1,551,720
                       Sears Roebuck Acceptance Corp. 7.00% 2032...................      600,000         572,274
                       SMFC TRUST 7.76% 2025*(2)...................................      170,101         131,471
                       Textron Financial Corp. 5.88% 2007..........................    1,200,000       1,243,187
                       USA Education, Inc. 5.63% 2007..............................    1,500,000       1,586,256
                       Verizon Global Funding Corp. 7.25% 2010.....................    1,000,000         971,670
                       Von Hoffmann Corp. 10.25% 2009*.............................      150,000         147,000
                       Waddell & Reed Financial, Inc. 7.50% 2006...................    1,250,000       1,323,575

                       Insurance -- 3.5%
                       CNA Financial Corp. 6.95% 2018..............................      500,000         411,715
                       Continental Corp. 7.25% 2003................................      750,000         758,647
                       Delphi Financial Group, Inc. 8.00% 2003.....................    1,250,000       1,288,657
                       Delphi Funding LLC 9.31% 2027...............................      800,000         609,448
                       Equitable Life Assurance Society USA 7.70% 2015*............    1,000,000       1,143,500
                       Life Re Capital Trust I 8.72% 2027..........................    1,000,000       1,051,770
                       Marsh & McLennan Cos., Inc. 7.13% 2009......................    1,850,000       2,046,424
                       Reinsurance Group America, Inc. 7.25% 2006*.................      500,000         538,724
                       Union Central Life Insurance Co. 8.20% 2026*(2).............    1,250,000       1,174,850
                       USF&G Capital II, Series B 8.47% 2027.......................      850,000         864,858
                       USF&G Capital III 8.31% 2046*...............................      250,000         238,921
                                                                                                   -------------
                                                                                                      56,011,600
                                                                                                   -------------
                       HEALTHCARE -- 4.2%
                       Drugs -- 0.7%
                       American Home Products Corp. 6.25% 2006.....................    1,500,000       1,529,595
                       American Home Products Corp. 7.90% 2005.....................      250,000         266,788
                       Merck & Co., Inc. 6.30% 2026................................      350,000         349,930

                       Health Services -- 2.4%
                       Alliance Imaging, Inc. 10.38% 2011..........................      600,000         630,000
                       Anthem, Inc. 6.80% 2012.....................................      700,000         696,192
                       Extendicare Health Services, Inc. 9.50% 2010*...............      225,000         221,906
                       Hanger Orthopedic Group, Inc. 11.25% 2009...................      525,000         519,750
                       HCA, Inc. 6.91% 2005........................................      300,000         306,570
                       HCA, Inc. 6.95% 2012........................................    1,450,000       1,422,827
                       HCA-The Healthcare Co. 8.75% 2010...........................      800,000         871,336
                       Magellan Health Services, Inc. 9.00% 2008...................      275,000         112,750
                       Magellan Health Services, Inc. 9.38% 2007...................      200,000         160,000
                       Manor Care, Inc. 8.00% 2008.................................      300,000         299,250
                       Triad Hospitals, Inc. 8.75% 2009............................      200,000         206,000
                       UnitedHealth Group, Inc. 7.50% 2005.........................    1,000,000       1,097,630

---------------------
    18


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Health Services (continued)
                       US Oncology, Inc. 9.63% 2012................................  $   200,000   $     194,000
                       Vanguard Health Systems, Inc. 9.75% 2011....................      125,000         127,500

                       Medical Products -- 1.1%
                       Advanced Medical Optics, Inc. 9.25% 2010*...................      250,000         243,750
                       Alaris Medical Systems, Inc. 9.75% 2006.....................       75,000          74,625
                       Alaris Medical Systems, Inc. 11.63% 2006....................      175,000         189,875
                       Conmed Corp. 9.00% 2008.....................................      250,000         250,000
                       Fisher Scientific International, Inc. 9.00% 2008............      600,000         607,750
                       Guidant Corp. 6.15% 2006....................................    1,000,000       1,054,790
                       Hudson Respiratory Care, Inc. 9.13% 2008....................      175,000          85,750
                       Kinetic Concepts, Inc., Series B 9.63% 2007.................      400,000         384,000
                       Sybron Dental Specialties, Inc. 8.13% 2012*.................      200,000         195,000
                                                                                                   -------------
                                                                                                      12,097,564
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 8.2%

                       Aerospace & Military Technology -- 1.5%
                       Alliant Techsystems, Inc. 8.50% 2011........................      425,000         444,125
                       Lockheed Martin Corp. 8.20% 2009............................    1,500,000       1,755,870
                       Raytheon Co. 6.30% 2005.....................................    1,250,000       1,318,813
                       Raytheon Co. 8.20% 2006.....................................      800,000         878,640

                       Business Services -- 3.2%
                       Advanstar Communications, Inc. 12.00% 2011..................      350,000         273,000
                       Advanstar, Inc. 15.00% 2011(5)..............................       75,000          26,438
                       Allied Waste North America, Inc. 7.63% 2006.................      800,000         736,000
                       Allied Waste North America, Inc. 8.50% 2008.................      500,000         457,500
                       Allied Waste North America, Inc. 10.00% 2009................      625,000         562,500
                       Coinmach Corp. 9.00% 2010*..................................      250,000         250,313
                       Continental Global Group, Inc., Series B 11.00% 2007........       75,000          33,000
                       Ingram Micro, Inc., Class A 9.88% 2008......................      350,000         353,500
                       Quebecor Media, Inc. 11.13% 2011............................      375,000         346,875
                       Quebecor Media, Inc. 13.75% 2011(1)(5)......................      200,000         104,000
                       Republic Services, Inc. 6.75% 2011..........................      900,000         938,860
                       SITEL Corp. 9.25% 2006......................................      250,000         235,000
                       Synargo Technologies, Inc. 9.50% 2009*......................      225,000         227,250
                       United Rentals, Inc. 10.75% 2008............................      625,000         637,500
                       United Rentals, Inc., Series B 9.00% 2009...................      150,000         135,000
                       USA Waste Services, Inc. 7.13% 2007.........................    2,175,000       2,232,811
                       Waste Management, Inc. 8.75% 2018...........................      850,000         921,986
                       Yell Finance BV 10.75% 2011.................................      525,000         535,500
                       Yell Finance BV 13.50% 2011(5)..............................      350,000         213,500

                       Electrical Equipment -- 0.2%
                       Oncor Electric Delivery Co. 6.38% 2012......................      250,000         252,046
                       WESCO Distribution, Inc., Series B 9.13% 2008...............      400,000         368,000

                       Machinery -- 2.2%
                       AGCO Corp. 9.50% 2008.......................................      350,000         365,750
                       Briggs & Stratton Corp. 7.25% 2007..........................      100,000          94,000
                       Briggs & Stratton Corp. 8.88% 2011..........................      150,000         153,000
                       Cabot Safety Corp. 12.50% 2005..............................      150,000         153,000
                       CLARK Material Handling Co., Series D 10.75% 2006(1)........      100,000              10
                       Columbus McKinnon Corp. 8.50% 2008..........................      400,000         362,000
                       Dresser, Inc. 9.38% 2011....................................      550,000         552,750
                       Foamex LP 9.88% 2007........................................      225,000         198,000
                       Foamex LP 13.50% 2005.......................................      150,000         152,250
                       Kennametal, Inc. 7.20% 2012.................................    2,400,000       2,455,814

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Machinery (continued)
                       Simonds Industries, Inc. 10.25% 2008(1).....................  $   150,000   $      52,500
                       Tekni-Plex, Inc. 12.75% 2010*...............................      125,000         122,500
                       Tekni-Plex, Inc., Series B 12.75% 2010......................      375,000         367,500
                       Tyco International Group SA 4.95% 2003......................      350,000         316,750
                       Tyco International Group SA 6.38% 2011......................    1,400,000       1,029,000

                       Transportation -- 1.1%
                       Allied Holdings, Inc. 8.63% 2007............................      225,000         164,250
                       Ameritruck Distribution Corp. 12.25% 2005(1)(2).............      100,000               0
                       Burlington Northern and Santa Fe Railway Corp., Series 99-2
                         7.57% 2021................................................      502,074         568,041
                       Canadian Pacific Railway, Ltd. 6.25% 2011...................    1,500,000       1,574,145
                       Holt Group, Inc. 9.75% 2006(1)..............................      100,000           1,250
                       Petroleum Helicopters, Inc. 9.38% 2009......................      250,000         253,750
                       Stena AB 8.75% 2007.........................................      375,000         354,375
                       Stena AB 10.50% 2005........................................      175,000         176,750
                                                                                                   -------------
                                                                                                      23,705,412
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 14.8%
                       Broadcasting & Media -- 8.8%
                       Acme Television, LLC 10.88% 2004(5).........................      400,000         394,000
                       American Media Operations, Inc. 10.25% 2009.................      300,000         311,250
                       AOL Time Warner, Inc. 6.75% 2011............................    2,900,000       2,376,550
                       Belo Corp. 8.00% 2008.......................................      250,000         252,639
                       CF Cable TV, Inc. 9.13% 2007................................      500,000         516,290
                       Chancellor Media Corp. 8.00% 2008...........................      575,000         552,000
                       Chancellor Media Corp., Series B 8.13% 2007.................      650,000         620,750
                       Charter Communications Holdings, LLC 9.92% 2011(5)..........    1,525,000         640,500
                       Charter Communications Holdings, LLC 11.75% 2011(5).........      975,000         316,875
                       Charter Communications Holdings, LLC 13.50% 2011(5).........    1,300,000         416,000
                       Clear Channel Communications, Inc. 7.65% 2010...............      940,000         879,915
                       Continental Cablevision, Inc. 9.50% 2013....................    1,950,000       1,724,931
                       CSC Holdings, Inc. 7.25% 2008...............................      925,000         730,463
                       CSC Holdings, Inc. 8.13% 2009...............................      375,000         300,420
                       Echostar Broadband Corp. 10.38% 2007........................      550,000         523,875
                       Echostar DBS Corp. 9.38% 2009...............................      425,000         397,375
                       Fox Sports Networks, LLC 8.88% 2007.........................      325,000         338,406
                       Fox Sports Networks, LLC 9.75% 2007(5)......................      525,000         546,000
                       Grupo Televisa SA 8.00% 2011................................    1,700,000       1,581,000
                       Hollinger International Publishing, Inc. 9.25% 2007.........      125,000         128,125
                       Liberty Media Corp. 7.75% 2009..............................      500,000         475,210
                       Lin Television Corp. 8.00% 2008.............................      400,000         398,000
                       News America Holdings, Inc. 7.90% 2095......................      450,000         379,890
                       News America Holdings, Inc. 8.00% 2016......................      650,000         649,058
                       News America Holdings, Inc. 8.50% 2005......................      250,000         264,595
                       Paramount Communications, Inc. 8.25% 2022...................    1,800,000       1,862,406
                       Pegasus Satellite Communications, Inc. 13.50% 2007(5).......      400,000         104,000
                       Primedia, Inc. 8.88% 2011...................................      150,000         108,000
                       Reed Elsevier Capital, Inc. 6.75% 2011......................    2,000,000       2,115,120
                       Sinclair Broadcast Group, Inc. 8.75% 2011...................      125,000         125,000
                       Sinclair Broadcast Group, Inc. 9.00% 2007...................      575,000         575,000
                       UIH Australia Pacific, Inc., Series B 14.00% 2006(1)........      200,000           4,750
                       United Pan-Europe Communications NV 12.50% 2009(1)(5).......      531,000          21,904
                       United Pan-Europe Communications NV 13.38% 2009(1)(5).......      150,000           6,187
                       Univision Communications, Inc. 7.85% 2011...................    3,000,000       3,092,904
                       Vertis, Inc. 10.88% 2009*...................................      325,000         319,313
                       Viacom, Inc. 7.70% 2010.....................................    1,250,000       1,375,362
                       XM Satellite Radio, Inc. 14.00% 2010........................      125,000          41,250

---------------------
    20


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism -- 6.0%
                       Advantica Restaurant Group, Inc. 11.25% 2008................  $   100,000   $      78,500
                       AMF Bowling Worldwide, Inc. 13.00% 2008.....................      250,000         263,750
                       Boca Resorts, Inc. 9.88% 2009...............................      150,000         153,000
                       Boyd Gaming Corp. 8.75% 2012................................      200,000         203,000
                       Buffets, Inc. 11.25% 2010*..................................      200,000         202,000
                       Coast Hotels and Casinos, Inc. 9.50% 2009...................      250,000         260,000
                       Continental Airlines, Inc., Series 974B 6.90% 2017..........      714,405         698,438
                       Continental Airlines, Inc., Series 99-2 7.73% 2011..........      251,024         246,694
                       Courtyard by Marriott II 10.75% 2008........................      200,000         203,250
                       Delta Air Lines, Inc. 7.92% 2012............................      750,000         725,858
                       Delta Air Lines, Inc. 8.30% 2029............................      650,000         465,026
                       Dominos, Inc. 10.38% 2009...................................      550,000         589,875
                       Harrahs Operating, Inc. 7.88% 2005..........................      375,000         384,375
                       Hilton Hotels Corp. 7.63% 2008..............................       50,000          49,176
                       Hilton Hotels Corp. 8.25% 2011..............................      400,000         398,456
                       HMH Properties, Inc., Series B 7.88% 2008...................      750,000         705,000
                       HMH Properties, Inc., Series C 8.45% 2008...................      100,000          95,500
                       International Speedway Corp. 7.88% 2004.....................    2,250,000       2,412,742
                       Isle of Capri Casinos, Inc. 9.00% 2012......................      150,000         149,250
                       ITT Corp. 6.75% 2005........................................      375,000         357,682
                       Mandalay Resort Group 9.50% 2008............................      175,000         186,375
                       Mandalay Resort Group 10.25% 2007...........................      575,000         606,625
                       MGM Grand, Inc. 9.75% 2007..................................      600,000         630,000
                       MGM Mirage, Inc. 8.50% 2010.................................      350,000         358,806
                       Northwest Airlines Corp. 8.07% 2021.........................      574,646         598,316
                       Park Place Entertainment Corp. 7.88% 2010...................      225,000         219,937
                       Park Place Entertainment Corp. 8.13% 2011...................      700,000         689,500
                       Penn National Gaming, Inc. 11.13% 2008......................      225,000         239,625
                       Premier Parks, Inc. 9.75% 2007..............................      450,000         452,250
                       Premier Parks, Inc. 10.00% 2008(5)..........................      650,000         620,750
                       Regal Cinemas Corp. 9.38% 2012*.............................      325,000         331,500
                       Southwest Airlines Co. 6.50% 2012...........................    1,000,000       1,027,530
                       Southwest Airlines Co. 7.38% 2027...........................      215,000         226,726
                       Starwood Hotels & Resorts Worldwide, Inc. 7.38% 2007*.......      650,000         620,750
                       Sun International Hotels, Ltd. 8.88% 2011*..................      175,000         176,750
                       True Temper Sports, Inc., Series B 10.88% 2008..............      175,000         182,000
                       United AirLines, Inc., Series 00-1 7.73% 2010...............    1,400,000       1,231,356
                       Venetian Casino Resort, LLC 11.00% 2010*....................      325,000         324,188
                                                                                                   -------------
                                                                                                      42,829,869
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 8.6%
                       Computers & Business Equipment -- 1.2%
                       Dell Computer Corp. 7.10% 2028..............................    2,000,000       2,023,160
                       Global Imaging Systems, Inc. 10.75% 2007....................      225,000         218,250
                       International Business Machines Corp. 5.37% 2003............      400,000         413,276
                       Seagate Tech 8.00% 2009*....................................      225,000         218,250
                       Xerox Corp. 9.75% 2009*.....................................      625,000         493,750

                       Computer Software -- 0.5%
                       Anteon Corp. 12.00% 2009....................................      131,000         141,480
                       Unisys Corp. 8.13% 2006.....................................    1,350,000       1,316,250

                       Electronics -- 0.3%
                       Amphenol Corp. 9.88% 2007...................................       90,000          93,375
                       Fairchild Semiconductor Corp. 10.38% 2007...................      350,000         365,750
                       Stoneridge, Inc. 11.50% 2012................................      300,000         306,000

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 6.6%
                       Adaptec, Inc. 4.75% 2004....................................  $ 1,050,000   $     997,500
                       AirGate PCS, Inc. 13.50% 2009(5)............................      450,000         117,000
                       Alamosa Holdings, Inc. 12.88% 2010(5).......................      725,000         130,500
                       AT&T Corp. 7.30% 2011*......................................    1,000,000         849,680
                       AT&T Wireless Services, Inc. 7.88% 2011.....................      675,000         510,489
                       Block Communications, Inc. 9.25% 2009*......................      125,000         121,250
                       Call-Net Enterprises, Inc. 10.63% 2008......................      156,519          28,174
                       CenturyTel, Inc., Series H 8.38% 2010.......................    2,510,000       2,563,036
                       Citizens Communications Co. 6.80% 2026......................    1,100,000       1,072,005
                       Citizens Communications Co. 9.25% 2011......................    2,000,000       1,709,340
                       Cox Communications, Inc. 6.69% 2004.........................    1,655,000       1,567,384
                       Dolphin Telecom, Ltd. 14.00% 2009(1)(5).....................      200,000              20
                       Global Crossing Holdings, Ltd. 9.50% 2009(1)................      475,000           4,750
                       Horizon PCS, Inc. 13.75% 2011...............................      250,000          85,000
                       Intermedia Communications, Inc. 12.25% 2009(1)(5)...........      500,000          50,000
                       International Cabletel, Inc. 11.50% 2006(1).................      425,000          59,500
                       LCI International, Inc. 7.25% 2007..........................      650,000          65,000
                       Loral Cyberstar, Inc. 10.00% 2006...........................      150,000          70,500
                       Metronet Communications Corp. 10.63% 2008...................    1,100,000         132,000
                       Metronet Communications Corp. 12.00% 2007...................      500,000          50,000
                       Millicom International Cellular SA 13.50% 2006..............      300,000         108,000
                       Nextel Communications, Inc. 9.38% 2009......................    2,150,000       1,376,000
                       Nextel Communications, Inc. 9.95% 2008(5)...................      500,000         310,000
                       Nextel Communications, Inc. 10.65% 2007(5)..................      200,000         137,500
                       Nextel Partners, Inc. 12.50% 2009...........................      175,000          91,000
                       NTL Communications Corp. 11.50% 2008(1).....................      500,000          70,000
                       NTL Communications Corp., Series B 12.38% 2008(1)(5)........      500,000          65,000
                       NTL, Inc., Series B 9.75% 2008(1)(5)........................      525,000          73,500
                       Panamsat Corp. 8.50% 2012...................................      550,000         503,250
                       Qwest Capital Funding, Inc. 7.25% 2011......................      750,000         292,500
                       Qwest Capital Funding, Inc. 7.75% 2031......................    1,375,000         467,500
                       Rogers Cantel, Inc. 8.80% 2007..............................       75,000          44,625
                       Sprint Capital Corp. 5.88% 2004.............................      100,000          82,000
                       Sprint Capital Corp. 6.38% 2009.............................      350,000         252,000
                       Sprint Capital Corp. 8.75% 2032.............................    2,000,000       1,400,000
                       Telecom de Puerto Rico 6.65% 2006...........................    2,000,000       2,070,400
                       Telecommunications Techniques 9.75% 2008....................      375,000          82,500
                       Telewest Communications, PLC 9.25% 2009(5)..................      125,000          18,750
                       Telewest Communications, PLC 11.00% 2007(5).................      725,000         152,250
                       Tritel PCS, Inc. 10.38% 2011................................    1,007,000         845,880
                       Tritel PCS, Inc. 12.75% 2009(5).............................      212,000         154,760
                       Triton PCS, Inc. 11.00% 2008(5).............................      275,000         169,125
                       Viatel, Inc. 12.50% 2008(5).................................      450,000           2,250
                       VoiceStream Wireless Corp. 11.88% 2009(5)...................      374,000         269,280
                                                                                                   -------------
                                                                                                      24,810,739
                                                                                                   -------------
                       MATERIALS -- 7.7%
                       Chemicals -- 1.1%
                       Airgas, Inc. 9.13% 2011.....................................      300,000         313,875
                       Berry Plastics Corp. 10.75% 2012*...........................      125,000         125,938
                       Equistar Chemical 10.13% 2008...............................      350,000         319,375
                       Foamex LP 10.75% 2009*......................................      175,000         178,063
                       General Chemical Industrial Products, Inc. 10.63% 2009......      100,000          80,250
                       Hexcel Corp. 9.75% 2009.....................................      275,000         196,625
                       Huntsman International, LLC 10.13% 2009.....................      375,000         330,000
                       Lyondell Chemical Co. 9.50% 2008............................      225,000         205,312
                       Lyondell Chemical Co. 10.88% 2009...........................      425,000         348,500

---------------------
    22


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Chemicals (continued)
                       Reliance Industries, Ltd. 8.25% 2027*.......................  $   500,000   $     533,750
                       Texas Petrochemicals Corp. 11.13% 2006......................      300,000         228,000
                       United Industries Corp. 9.88% 2009..........................      275,000         272,250

                       Forest Products -- 2.9%
                       Abitibi-Consolidated, Inc. 8.55% 2010.......................    1,000,000       1,028,140
                       Georgia-Pacific Corp. 7.50% 2006............................      300,000         264,204
                       Georgia-Pacific Corp. 8.13% 2011............................      950,000         826,889
                       Graham Packaging Co, Series B 8.75% 2008*...................       50,000          43,000
                       Graham Packaging/GPC Capital Co. 5.55% 2003(6)..............      200,000         168,000
                       Owens-Illinois, Inc. 7.15% 2005.............................    1,000,000         900,000
                       Owens-Illinois, Inc. 8.10% 2007.............................       75,000          66,750
                       Plastipak Holdings, Inc. 10.75% 2011........................      325,000         348,156
                       Pliant Corp. 13.00% 2010....................................      525,000         536,500
                       Pope & Talbot, Inc. 8.38% 2013..............................      250,000         220,000
                       Quno Corp. 9.13% 2005.......................................    1,500,000       1,523,985
                       Riverwood International Corp. 10.63% 2007...................      225,000         233,438
                       Riverwood International Corp. 10.88% 2008...................      375,000         384,375
                       Stone Container Corp. 9.75% 2011............................      625,000         665,625
                       Weyerhaeuser Co. 6.13% 2007*................................    1,300,000       1,365,468

                       Metals & Minerals -- 3.7%
                       Allegheny Technologies, Inc. 8.38% 2011.....................    1,000,000       1,077,468
                       Alltrista Corp. 9.75% 2012*.................................      175,000         167,125
                       Barrick Gold Corp. 7.50% 2007...............................    2,000,000       2,221,780
                       California Steel Industries, Inc., Series B 8.50% 2009......      150,000         151,500
                       Compass Minerals Group, Inc. 10.00% 2011....................      325,000         333,125
                       Euramax International, Ltd. 11.25% 2006.....................      350,000         351,750
                       Greif Bros. Corp. 8.88% 2012*...............................      375,000         371,250
                       Inco, Ltd. 9.60% 2022.......................................    1,460,000       1,525,700
                       MMI Products, Inc., Series B 11.25% 2007....................      425,000         422,875
                       Neenah Corp., Series B 11.13% 2007..........................      250,000         121,250
                       Neenah Corp., Series F 11.13% 2007..........................      125,000          60,625
                       Noranda, Inc. 8.13% 2004....................................    1,500,000       1,591,635
                       Placer Dome, Inc., Series B 8.50% 2045......................    1,870,000       1,693,229
                       Republic Technologies International, LLC 13.75%
                         2009(1)(2)................................................      150,000           9,750
                       Ryerson Tull, Inc. 9.13% 2006...............................      200,000         202,036
                       Santa Fe Pacific Gold Corp. 8.38% 2005......................      225,000         242,365
                       Unifrax Investment Corp. 10.50% 2003........................      200,000         201,000
                                                                                                   -------------
                                                                                                      22,450,931
                                                                                                   -------------
                       MUNICIPAL BONDS -- 0.3%
                       Municipal Bonds
                       Atlanta & Fulton County Georgia Recreation Authority 7.00%
                         2028......................................................      500,000         549,010
                       McKeesport, Pennsylvania 7.30% 2020.........................      250,000         261,835
                                                                                                   -------------
                                                                                                         810,845
                                                                                                   -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.1%
                       Foreign Government
                       Republic of Colombia 7.25% 2003.............................      250,000         247,500
                                                                                                   -------------
                       REAL ESTATE -- 2.1%
                       Real Estate Companies -- 0.5%
                       Susa Partnership LP 7.50% 2027(2)...........................    1,050,000       1,089,375
                       Susa Partnership LP 8.20% 2017..............................      250,000         291,455

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       REAL ESTATE (continued)
                       Real Estate Investment Trusts -- 1.6%
                       Apache Finance Property, Ltd. 7.00% 2009....................  $   550,000   $     599,528
                       EOP Operating LP 7.38% 2003.................................      800,000         840,456
                       EOP Operating LP 7.75% 2007.................................      250,000         277,850
                       Felcor Lodging LP 8.50% 2011................................      250,000         248,745
                       Felcor Lodging LP 9.50% 2008................................      100,000         100,500
                       Meristar Hospitality Corp. 9.13% 2011.......................      275,000         257,813
                       Meristar Hospitality Operating LP 10.50% 2009...............      100,000         100,000
                       Price REIT, Inc. 7.50% 2006.................................      750,000         827,077
                       RFS Partnership LP 9.75% 2012...............................      225,000         225,000
                       Sun Communities Operating LP 6.77% 2005.....................      900,000         915,093
                       Ventas Realty, LP 9.00% 2012*...............................      250,000         252,500
                                                                                                   -------------
                                                                                                       6,025,392
                                                                                                   -------------
                       UTILITIES -- 1.6%
                       Electric Utilities
                       BRL Universal Equipment 2001 A, LP 8.88% 2008...............      250,000         247,813
                       FirstEnergy Corp. 7.38% 2031................................    1,650,000       1,160,461
                       Israel Electric Corp., Ltd. 7.75% 2009......................      500,000         520,432
                       Israel Electric Corp., Ltd. 7.88% 2026*.....................    1,250,000       1,073,750
                       Israel Electric Corp., Ltd. 7.95% 2011......................    1,650,000       1,706,578
                                                                                                   -------------
                                                                                                       4,709,034
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $285,542,828).....................                  268,867,626
                                                                                                   -------------

                       COMMON STOCK -- 0.0%                                            SHARES
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.0%
                       Apparel & Textiles
                       Pillowtex Corp.+............................................          321   $       2,154
                                                                                                   -------------
                       ENERGY -- 0.0%
                       Energy Services
                       Horizon Natural Resources Co.+(2)...........................       13,687         150,559
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Leisure & Tourism
                       AMF Bowling Worldwide, Inc.+................................          250           6,565
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications
                       Call-Net Enterprises, Inc., Class B+........................        7,521           2,106
                                                                                                   -------------
                       MATERIALS -- 0.0%
                       Metals & Minerals
                       Russell-Stanley Holdings, Inc.*+(2).........................        1,500               0
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $877,471)..........................                      161,384
                                                                                                   -------------

---------------------
    24

                       PREFERRED STOCK -- 1.6%                                         SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE -- 1.2%
                       Financial Services
                       Citigroup, Inc., Series F 6.37%.............................       42,000   $   2,080,315
                       Lehman Brothers Holdings, Inc., Series D 5.67%..............       30,000       1,231,875
                       Sinclair Broadcast Group, Inc. 11.63%.......................        1,250         130,937
                                                                                                   -------------
                                                                                                       3,443,127
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.1%
                       Broadcasting & Media
                       PRIMEDIA, Inc., Series D 10.00%.............................        1,500          54,000
                       PRIMEDIA, Inc., Series F 9.20%..............................        5,825         198,050
                                                                                                   -------------
                                                                                                         252,050
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications
                       Mcleodusa, Inc. 2.50%.......................................        2,455           8,961
                                                                                                   -------------

                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts
                       Prologis Trust, Series C 8.54%..............................       20,000         986,250
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $5,619,393).....................                    4,690,388
                                                                                                   -------------

                       WARRANTS -- 0.0%+
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.0%
                       Apparel & Textiles -- 0.0%
                       Pillowtex Corp. Expires 11/24/2009..........................        1,695              17
                       Retail -- 0.0%
                       Jostens, Inc. Expires 05/01/2010(2).........................          125           2,500
                                                                                                   -------------
                                                                                                           2,517
                                                                                                   -------------
                       FINANCE -- 0.0%
                       Financial Services
                       Olympic Financial, Ltd. Expires 03/15/2007(2)...............        1,300              13
                                                                                                   -------------

                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Business Services
                       Advanstar Holdings Corp. Expires 10/15/2011(2)..............           75               1
                       Pliant Corp. Expires 06/01/2010.............................          100           1,000
                                                                                                   -------------
                                                                                                           1,001
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       UIH Australia Pacific, Inc. Expires 05/15/2006(2)...........          100               0
                       XM Satellite Radio, Inc. Expires 03/15/2010(2)..............          125               1
                       Leisure & Tourism -- 0.0%
                       AMF Bowling Worldwide, Inc. Expires 03/09/2009..............          590           3,542
                       AMF Bowling Worldwide, Inc. Expires 03/09/2009..............          577           2,884
                                                                                                   -------------
                                                                                                           6,427
                                                                                                   -------------

                                                           ---------------------

                                           WARRANTS (CONTINUED)                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications
                       Loral Space & Communications Expires 12/26/2006.............        1,480   $         148
                       Mcleodusa, Inc. Expires 04/16/2007..........................        5,443             925
                                                                                                   -------------
                                                                                                           1,073
                                                                                                   -------------
                       MATERIALS -- 0.0%
                       Metals & Minerals
                       Republic Technologies International, LLC Expires
                         07/15/2009(2).............................................          150               2
                                                                                                   -------------
                       TOTAL WARRANTS (cost $125,547)..............................                       11,033
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $292,165,239).............                  273,730,431
                                                                                                   -------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 3.8%                                   AMOUNT
                       -----------------------------------------------------------------------------------------
                       TIME DEPOSIT
                       Euro Time Deposit with State Street Bank & Trust Co. 1.25%
                         due 8/01/02 (cost $10,927,000)............................  $10,927,000      10,927,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $303,092,239)                         98.3%                                       284,657,431
                       Other assets less liabilities --               1.7                                          4,893,920
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 289,551,351
                                                                    ======                                     =============

              -----------------------------

               * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
               +  Non-income producing securities
              (1) Bond in default.
              (2) Fair valued security; see Note 2.
              (3) Variable rate security -- the rate reflected is as of July 31,
                  2002; maturity date reflects next reset date.
              (4) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash.
              (5) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
              (6) Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of July 31, 2002.

              See Notes to Financial Statements.

---------------------
    26

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL BOND PORTFOLIO                  INVESTMENT PORTFOLIO -- JULY 31, 2002
    Goldman Sachs Asset Management International                     (UNAUDITED)

                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                      (DENOMINATED IN
                       FOREIGN BONDS & NOTES -- 62.9%                                 LOCAL CURRENCY)        VALUE
                       -----------------------------------------------------------------------------------------------
                       AUSTRALIA -- 3.6%
                       Government of Australia 6.50% 2013..........................   AUD  9,100,000     $   5,159,778
                                                                                                         -------------

                       BELGIUM -- 1.7%
                       Kingdom of Belgium 4.75% 2005...............................   EUR    700,000           701,048
                       Kingdom of Belgium 6.50% 2005...............................   EUR  1,100,000         1,149,125
                       Kingdom of Belgium 5.50% 2028...............................   EUR    600,000           600,194
                                                                                                         -------------
                                                                                                             2,450,367
                                                                                                         -------------
                       CANADA -- 3.3%
                       GMAC Canada, Ltd. 6.50% 2004 (Finance)......................   GBP    800,000         1,254,038
                       Government of Canada 6.00% 2011.............................   CAD  3,900,000         2,590,892
                       Government of Canada 8.00% 2027.............................   CAD    500,000           406,552
                       North America Capital Corp. 8.25% 2003 (Finance)............   GBP    300,000           484,793
                                                                                                         -------------
                                                                                                             4,736,275
                                                                                                         -------------
                       CAYMAN ISLAND -- 0.9%
                       BSCH Issuances, Ltd. 7.63% 2009 (Finance)...................   USD    600,000           643,248
                       Santander Financial Issuances, Ltd. 7.88% 2005 (Finance)....   USD    600,000           650,136
                                                                                                         -------------
                                                                                                             1,293,384
                                                                                                         -------------
                       DENMARK -- 5.2%
                       Kingdom of Denmark 6.00% 2011...............................   DKK 25,000,000         3,535,683
                       Kingdom of Denmark 8.00% 2003...............................   DKK 29,000,000         3,944,201
                                                                                                         -------------
                                                                                                             7,479,884
                                                                                                         -------------
                       FINLAND -- 0.3%
                       UPM- Kymmene Oyj 6.13% 2012 (Materials).....................   EUR    400,000           403,416
                                                                                                         -------------

                       FRANCE -- 13.0%
                       French Treasury Notes 3.50% 2004............................   EUR  6,600,000         6,456,742
                       Government of France 5.50% 2007.............................   EUR  1,300,000         1,337,832
                       Government of France 5.50% 2010.............................   EUR  2,100,000         2,152,631
                       Government of France 5.50% 2029.............................   EUR  2,000,000         2,040,467
                       Government of France 6.50% 2006.............................   EUR  2,500,000         2,666,255
                       Government of France 8.50% 2019.............................   EUR  2,300,000         3,115,820
                       Natexis Banques Populaires 7.00% 2005 (Finance).............   USD    800,000           858,720
                                                                                                         -------------
                                                                                                            18,628,467
                                                                                                         -------------
                       GERMANY -- 2.5%
                       Republic of Germany 5.25% 2008..............................   EUR  1,300,000         1,327,090
                       Republic of Germany 6.25% 2024..............................   EUR    600,000           664,764
                       Republic of Germany 6.25% 2030..............................   EUR    550,000           620,356
                       Treuhandanstalt 7.13% 2003..................................   EUR  1,000,000           996,473
                                                                                                         -------------
                                                                                                             3,608,683
                                                                                                         -------------
                       ITALY -- 2.0%
                       Republic of Italy 4.38% 2006................................   USD    600,000           613,925
                       Republic of Italy 5.25% 2029................................   EUR  1,400,000         1,346,754
                       Republic of Italy 6.00% 2031................................   EUR    300,000           321,355
                       Republic of Italy 6.50% 2027................................   EUR    500,000           564,927
                                                                                                         -------------
                                                                                                             2,846,961
                                                                                                         -------------

                                                           ---------------------

                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                      (DENOMINATED IN
                       FOREIGN BONDS & NOTES (CONTINUED)                              LOCAL CURRENCY)        VALUE
                       -----------------------------------------------------------------------------------------------
                       JAPAN -- 10.6%
                       Government of Japan zero coupon 2008........................   JPY 450,000,000    $   3,810,706
                       Government of Japan 1.30% 2011..............................   JPY 720,000,000        6,075,752
                       Government of Japan 1.30% 2012..............................   JPY  40,000,000          333,734
                       Government of Japan 1.90% 2009..............................   JPY 170,000,000        1,526,721
                       Government of Japan 1.90% 2010..............................   JPY 140,000,000        1,230,027
                       Government of Japan 1.90% 2021..............................   JPY 150,000,000        1,246,999
                       Government of Japan 2.50% 2020..............................   JPY  95,000,000          869,579
                                                                                                         -------------
                                                                                                            15,093,518
                                                                                                         -------------
                       LUXEMBOURG -- 1.6%
                       Sogerim 7.00% 2011 (Information Technology).................   EUR  1,200,000         1,220,067
                       Tyco International Group SA 5.50% 2008 (Industrial &
                         Commercial)...............................................   EUR    700,000           476,458
                       Tyco International Group SA 6.13% 2007 (Industrial &
                         Commercial)...............................................   EUR    720,000           523,218
                                                                                                         -------------
                                                                                                             2,219,743
                                                                                                         -------------
                       NETHERLANDS -- 1.8%
                       Deutsche Telekom International Finance BV 7.75% 2002
                         (Information Technology)..................................   USD  1,100,000         1,131,856
                       Government of Netherlands 4.00% 2005........................   EUR    500,000           490,093
                       Imperial Tobacco Overseas BV 7.13% 2009 (Consumer
                         Staples)..................................................   USD    800,000           831,712
                       TPSA Eurofinance BV 6.63% 2006 (Information Technology).....   EUR    150,000           133,452
                                                                                                         -------------
                                                                                                             2,587,113
                                                                                                         -------------
                       NORWAY -- 0.5%
                       Sparebanken Rogaland 9.20% 2004 (Finance)...................   USD    700,000           761,487
                                                                                                         -------------

                       SPAIN -- 4.1%
                       Kingdom of Spain 4.00% 2010.................................   EUR  6,300,000         5,875,408
                                                                                                         -------------

                       SWEDEN -- 1.8%
                       Kingdom of Sweden 3.50% 2006................................   SEK  26,000,000        2,617,866
                                                                                                         -------------

                       UNITED KINGDOM -- 10.0%
                       British Telecommunications, PLC 8.13% 2002 (Information
                         Technology)...............................................   USD  1,360,000         1,497,904
                       Gallaher Group, PLC 4.88% 2005 (Consumer Staples)...........   EUR  1,400,000         1,370,016
                       Lehman Brothers Holdings, PLC 6.95% 2004 (Finance)..........   GBP    800,000         1,286,949
                       Midland Bank, PLC 8.63% 2004 (Finance)......................   USD  1,300,000         1,445,205
                       Royal Bank of Scotland, PLC 5.25% 2008 (Finance)............   DEM  1,200,000           606,261
                       Standard Chartered Bank, PLC 5.38% 2009 (Finance)...........   EUR    700,000           670,627
                       United Kingdom Treasury 5.00% 2012..........................   GBP    700,000         1,104,902
                       United Kingdom Treasury 6.00% 2028..........................   GBP    600,000         1,108,422
                       United Kingdom Treasury 6.75% 2004..........................   GBP    300,000           494,755
                       United Kingdom Treasury 7.25% 2007..........................   GBP    570,000           994,834
                       United Kingdom Treasury 8.00% 2021..........................   GBP    500,000         1,080,572
                       United Kingdom Treasury 8.50% 2005..........................   GBP    300,000           525,988
                       United Kingdom Treasury 8.75% 2017..........................   GBP    100,000           219,615
                       United Utilities, PLC 6.45% 2008............................   USD    400,000           418,652
                       Vodafone Airtouch, PLC 7.63% 2005 (Information
                         Technology)...............................................   USD  1,400,000         1,503,180
                                                                                                         -------------
                                                                                                            14,327,882
                                                                                                         -------------
                       TOTAL FOREIGN BONDS & NOTES (cost $84,665,161)..............                         90,090,232
                                                                                                         -------------

---------------------
    28

                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                      (DENOMINATED IN
                                     DOMESTIC BONDS & NOTES -- 31.3%                  LOCAL CURRENCY)        VALUE
                       -----------------------------------------------------------------------------------------------
                       CORPORATE BONDS -- 17.0%
                       Alabama Power Co. 4.88% 2004 (Energy).......................   USD    800,000     $     823,256
                       Ameritech Capital Funding Corp. 5.88% 2003
                         (Information Technology)..................................   USD    800,000           814,804
                       Associates Corp. of North America 5.80% 2004@ (Finance).....   USD  1,200,000         1,253,340
                       AT&T Wireless Services, Inc. 7.88% 2011 (Information
                         Technology)...............................................   USD    490,000           370,577
                       Capital One Bank 6.88% 2006 (Finance).......................   USD    420,000           377,353
                       CIT Group, Inc. 5.50% 2005 (Finance)........................   EUR    860,000           801,305
                       Citicorp 5.50% 2010 (Finance)...............................   USD  1,400,000           696,600
                       Citigroup, Inc. 6.75% 2005 (Finance)........................    DEM   400,000           430,352
                       Citizens Communications Co. 9.00% 2031 (Information
                         Technology)...............................................   USD    140,000            97,641
                       Citizens Communications Co. 9.25% 2011 (Information
                         Technology)...............................................   USD    210,000           179,462
                       Clear Channel Communications, Inc. 6.50% 2005
                         (Information Technology)..................................   EUR    370,000           320,849
                       Coastal Corp. 6.20% 2004 (Energy)...........................   USD    700,000           560,000
                       Comcast Cable Communications, Inc. 8.38% 2007
                         (Information & Entertainment).............................   USD    500,000           458,410
                       Countrywide Home Loans, Inc. 5.25% 2005 (Finance)...........   DEM  1,200,000           603,917
                       Daimlerchrysler Holdings Corp. NA 7.50% 2006
                         (Consumer Discretionary)..................................   GBP    400,000           652,809
                       Federal Home Loan Mtg. Corp. 4.50% 2004@ (Finance)..........   EUR  2,500,000         2,478,086
                       Ford Motor Credit Co. 6.88% 2006 (Finance)..................   USD    200,000           203,238
                       Ford Motor Credit Co. 7.60% 2005 (Finance)..................   USD  1,300,000         1,343,030
                       General Electric Capital Corp. 5.00% 2007 (Finance).........   USD    800,000           816,808
                       General Motors Acceptance Corp. 6.13% 2006 (Finance)........   USD    800,000           809,328
                       General Motors Acceptance Corp. 7.00% 2012 (Finance)........   USD    250,000           248,560
                       Household Finance Corp. 5.88% 2008 (Finance)................   EUR  1,200,000         1,084,855
                       KN Energy, Inc. 6.45% 2003 (Utilities)......................   USD    600,000           609,864
                       Kellogg Co. 6.00% 2006 (Consumer Staples)...................   USD    600,000           640,159
                       KFW International Finance, Inc. 7.63% 2003 (Finance)........   GBP  1,000,000         1,631,640
                       Reed Elsevier Capital, Inc. 6.13% 2006 (Information &
                         Entertainment)............................................   USD    350,000           368,596
                       Simon Property Group, Inc. 7.13% 2005 (Real Estate).........   USD    300,000           318,234
                       Spieker Properties, Inc. 6.90% 2004 (Real Estate)...........   USD    600,000           628,752
                       Sprint Capital Corp. 6.00% 2007 (Information Technology)....   USD    130,000            97,500
                       Sprint Capital Corp. 6.88% 2028 (Information Technology)....   USD    420,000           277,200
                       Tyson Foods, Inc. 7.25% 2006 (Consumer Staples).............   USD    500,000           536,948
                       Verizon Global Funding Corp. 6.13% 2007 (Information
                         Technology)...............................................   USD    640,000           632,339
                       Viacom, Inc. 6.40% 2006 (Information & Entertainment).......   USD    700,000           734,867
                       Washington Mutual, Inc. 8.25% 2005 (Finance)................   USD    630,000           703,269
                       Weyerhaeuser Co. 6.13% 2007 (Materials).....................   USD    720,000           756,259
                       Wisconsin Energy Corp. 5.88% 2006 (Energy)..................   USD    900,000           946,800
                                                                                                         -------------
                                                                                                            24,307,007
                                                                                                         -------------
                       U.S. GOVERNMENT -- 14.3%
                       United States Treasury Bonds 6.25% 2030@....................   USD  2,300,000         2,560,889
                       United States Treasury Bonds 7.50% 2024@....................   USD  3,200,000         4,042,112
                       United States Treasury Bonds 8.13% 2019@....................   USD  4,600,000         6,045,366
                       United States Treasury Bonds 8.88% 2017@....................   USD  1,100,000         1,522,895
                       United States Treasury Notes 3.50% 2006@....................   USD  4,300,000         4,328,724
                       United States Treasury Notes 3.63% 2003@....................   USD    500,000           510,095
                       United States Treasury Notes 3.63% 2008@....................   USD  1,446,809         1,539,492
                                                                                                         -------------
                                                                                                            20,549,573
                                                                                                         -------------
                       TOTAL DOMESTIC BONDS & NOTES (cost $43,702,278).............                         44,856,580
                                                                                                         -------------
                       TOTAL INVESTMENT SECURITIES (cost $128,367,439).............                        134,946,812
                                                                                                         -------------

                                                           ---------------------

                                                                                         PRINCIPAL
                                      SHORT-TERM SECURITIES -- 1.8%                       AMOUNT             VALUE
                       -----------------------------------------------------------------------------------------------
                       TIME DEPOSIT
                       Euro Time Deposit with State Street Bank & Trust Co.
                         1.75% due 8/01/02@
                         (cost $2,682,000).........................................   $    2,682,000     $   2,682,000
                                                                                                         -------------

                       TOTAL INVESTMENTS --
                         (cost $131,049,439)                          96.0%                                       137,628,812
                       Other assets less liabilities --                4.0                                          5,700,942
                                                                     ------                                     -------------
                       NET ASSETS --                                 100.0%                                     $ 143,329,754
                                                                     ======                                     =============




              -----------------------------

              @ The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                                                                                                              UNREALIZED
                       NUMBER OF                                 EXPIRATION     VALUE AT      VALUE AS OF    APPRECIATION/
                       CONTRACTS          DESCRIPTION               DATE       TRADE DATE    JULY 31, 2002   DEPRECIATION
                       ---------------------------------------------------------------------------------------------------
                         3 Long    Japan 10 Year Bond          September 2002  $ 3,477,688    $ 3,490,731      $  13,043
                       124 Short   U.S. Treasury 10 Year Note  September 2002   13,019,438     13,676,813       (657,375)
                        42 Short   U.S. Treasury 5 Year Note   September 2002    4,440,665      4,626,563       (185,898)
                        62 Long    Canada 10 Year Bond         September 2002    3,976,490      4,103,591        127,101
                                                                                                               ---------
                                                                                                               $(703,129)
                                                                                                               =========

                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -----------------------------------------------------------------
                            CONTRACT               IN         DELIVERY  GROSS UNREALIZED
                           TO DELIVER         EXCHANGE FOR      DATE      APPRECIATION
                       -----------------------------------------------------------------
                        AUD      9,131,393  USD    5,035,963  08/22/2002   $    76,651
                        CAD      4,763,610  USD    3,091,497  09/19/2002        88,919
                       *CAD      2,482,857  USD    1,635,675  10/11/2002        71,738
                        CAD      2,113,721  USD    1,343,000  10/11/2002        11,579
                        CHF      4,026,997  USD    2,742,000  10/11/2002        20,825
                       *CHF      8,141,000  USD    5,509,909  10/11/2002         8,765
                        CHF        994,358  USD      672,000  10/11/2002            79
                        DKK     56,354,423  USD    7,612,376  10/24/2002       212,543
                        EUR     45,699,229  USD   45,722,078  08/30/2002     1,019,124
                       *EUR      8,581,867  USD    8,481,459  10/11/2002       101,847
                       *EUR      6,959,603  USD    6,855,000  10/11/2002        59,419
                        EUR      2,742,173  USD    2,687,000  10/11/2002         9,454
                        JPY  1,797,864,723  USD   15,350,359  08/29/2002       315,638
                       *JPY    554,541,372  USD    4,788,000  10/11/2002       140,861
                       *JPY    160,246,760  USD    1,343,000  10/11/2002           108
                       *SEK     38,092,550  USD    4,113,000  10/11/2002       129,770
                       *SEK      6,332,390  USD      672,000  10/11/2002         9,840
                        USD      1,371,000  SEK   13,151,043  10/11/2002         4,167
                        USD      1,582,000  NOK   12,186,747  10/11/2002           502
                                                                          ------------
                                                                          $ 2,281,829
                                                                          ------------

---------------------
    30

                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS (continued)
                       -----------------------------------------------------------------
                            CONTRACT               IN         DELIVERY  GROSS UNREALIZED
                           TO DELIVER         EXCHANGE FOR      DATE      DEPRECIATION
                       -----------------------------------------------------------------
                       *USD        684,000  CAD    1,085,576  10/11/2002   $      (202)
                       *USD      1,371,000  GBP      880,059  10/11/2002        (1,444)
                       *USD        672,000  GBP      429,150  10/11/2002        (4,153)
                       *AUD      2,546,789  USD    1,371,000  10/11/2002        (6,269)
                       *USD        684,000  EUR      690,247  10/11/2002       (10,021)
                       *GBP        900,217  USD    1,390,835  10/11/2002       (10,090)
                       *AUD      3,836,052  USD    2,052,000  10/11/2002       (22,486)
                       *SEK     26,441,251  USD    2,736,000  10/11/2002       (28,886)
                        GBP      7,112,860  USD   11,067,609  08/21/2002       (34,011)
                        USD      3,792,000  NOK   28,935,614  10/11/2002       (34,584)
                        USD      3,551,392  DKK   26,745,000  10/11/2002       (37,167)
                       *USD      4,104,000  CHF    5,965,164  10/11/2002       (73,141)
                       *USD      4,113,000  JPY  481,905,814  10/11/2002       (74,558)
                        SEK     23,829,893  USD    2,426,793  08/12/2002       (75,656)
                       *USD      5,354,994  JPY  629,843,635  10/11/2002       (76,810)
                       *USD      8,194,210  SEK   76,343,000  10/11/2002      (211,240)
                       *USD      5,295,406  AUD    9,373,811  10/11/2002      (226,174)
                       *USD      9,597,000  EUR    9,501,642  10/11/2002      (319,291)
                                                                          ------------
                                                                           (1,246,183)
                                                                          ------------
                             Net Unrealized Appreciation..............    $ 1,035,646
                                                                          ============

              -----------------------------
              * Represents open forward foreign currency contracts and
                offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

              AUD  --   Australian Dollar
              CAD  --   Canadian Dollar
              CHF  --   Swiss Franc
              DEM  --   German Mark
              DKK  --   Danish Krone
              EUR  --   Euro
              GBP  --   Pound Sterling
              JPY  --   Japanese Yen
              NOK  --   Norwegian Krone
              SEK  --   Swedish Krona
              USD  --   United States Dollar

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    HIGH-YIELD BOND PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2002
    SunAmerica Asset Management Corp.                                (UNAUDITED)

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 90.3%                                           AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 10.8%
                       Apparel & Textiles -- 0.9%
                       Big 5 Corp. 10.88% 2007.....................................   $  625,000   $     660,125
                       Collins & Aikman Floorcovering 9.75% 2010*..................    1,125,000       1,137,656

                       Automotive -- 2.8%
                       CSK Auto, Inc. 12.00% 2006..................................    1,000,000       1,061,250
                       Diamond Triumph Autoglass 9.25% 2008........................      500,000         468,125
                       Lear Corp., Series B 8.11% 2009.............................    1,500,000       1,540,365
                       Pep Boys Manny Moe & Jack 6.92% 2006........................    1,500,000       1,398,750
                       Pep Boys Manny Moe & Jack 7.00% 2005........................    1,025,000         976,313

                       Housing -- 2.9%
                       Beazer Homes USA, Inc. 8.88% 2008...........................    1,250,000       1,231,250
                       Champion Enterprises, Inc. 7.63% 2009.......................      400,000         140,000
                       Champion Home Builders Co. 11.25% 2007*.....................      750,000         487,500
                       International Utility Structures, Inc. 10.75% 2008(1).......    3,329,000       1,331,600
                       Lennar Corp. 9.95% 2010.....................................      900,000         972,000
                       MDC Holdings, Inc. 8.38% 2008...............................    1,000,000       1,010,000
                       Oakwood Homes Corp. 7.88% 2004..............................      950,000         598,500

                       Retail -- 4.2%
                       Amerigas Partners/Eagle Finance 8.88% 2011..................      825,000         841,500
                       Dillard's, Inc. 6.43% 2004..................................      400,000         391,120
                       Dillard's, Inc. 6.69% 2007..................................      200,000         187,920
                       Dillard's, Inc. 7.15% 2007..................................      400,000         387,180
                       J.C. Penney Co., Inc. 7.38% 2008............................    1,000,000         950,000
                       Rite Aid Corp. 11.25% 2008..................................      750,000         540,000
                       Saks, Inc. 7.38% 2019.......................................    1,200,000         864,000
                       Saks, Inc. 7.50% 2010.......................................      250,000         217,500
                       Saks, Inc. 9.88% 2011.......................................      475,000         460,750
                       Shop At Home, Inc. 11.00% 2005..............................    3,550,000       3,292,625
                                                                                                   -------------
                                                                                                      21,146,029
                                                                                                   -------------
                       CONSUMER STAPLES -- 3.8%
                       Food, Beverage & Tobacco -- 3.6%
                       Agrilink Foods, Inc. 11.88% 2008............................    1,500,000       1,560,000
                       Cott Beverages, Inc. 8.00% 2011.............................      500,000         500,000
                       Doane Pet Care Co. 9.75% 2007...............................      758,000         659,460
                       Fleming Cos, Inc. 10.63% 2007...............................    1,350,000       1,275,750
                       Great Atlantic & Pacific Tea, Inc. 9.13% 2011...............      950,000         864,500
                       Roundys, Inc. 8.88% 2012....................................      500,000         495,000
                       Royster-Clark, Inc. 10.25% 2009.............................      175,000         122,719
                       Smithfield Foods, Inc. 8.00% 2009...........................    1,550,000       1,557,750

                       Household Products -- 0.2%
                       Sealy Mattress Co., Series B 10.88% 2007(2).................      475,000         387,125
                                                                                                   -------------
                                                                                                       7,422,304
                                                                                                   -------------
                       EDUCATION -- 0.5%
                       Education
                       Kinder Care Learning Centers, Inc. 9.50% 2009...............    1,000,000         950,000
                                                                                                   -------------

---------------------
    32


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       ENERGY -- 7.4%
                       Energy Services -- 0.8%
                       Edison Mission Energy 10.00% 2008...........................   $1,600,000   $     912,000
                       Mirant Americas Generation, LLC 8.30% 2011..................    1,175,000         611,000

                       Energy Sources -- 6.6%
                       Aes Drax Energy, Ltd. 11.50% 2010...........................    2,690,000         807,000
                       Calpine Canada Energy Finance, ULC 8.50% 2008...............    5,100,000       2,652,000
                       Calpine Corp. 8.75% 2007....................................      725,000         362,500
                       Encore Acquisition Co. 8.38% 2012*..........................    1,300,000       1,293,500
                       Forest Oil Corp. 7.75% 2014*................................      775,000         749,813
                       Forest Oil Corp. 8.00% 2011.................................    1,000,000       1,005,000
                       Frontier Oil Corp. 11.75% 2009..............................    1,000,000       1,063,700
                       KCS Energy, Inc. 8.88% 2006.................................      625,000         456,250
                       Northern Natural Gas 6.75% 2008.............................    1,585,000       1,359,930
                       Tesoro Petroleum Corp. 9.63% 2008...........................    1,275,000         969,000
                       Tiverton/Rumford Power Assoc., Ltd. 9.00% 2018*.............      600,000         408,000
                       Tri Union Development Corp. 12.50% 2006(3)..................    1,854,000       1,168,020
                       Westport Resources Corp. 8.25% 2011.........................      650,000         663,000
                                                                                                   -------------
                                                                                                      14,480,713
                                                                                                   -------------
                       FINANCE -- 9.8%
                       Financial Services -- 8.8%
                       AmeriCredit Corp. 9.25% 2009*...............................      950,000         836,000
                       AmeriCredit Corp. 9.88% 2006................................      825,000         771,375
                       Athena Neurosciences Finance, LLC 7.25% 2008................    1,750,000         848,750
                       Bear Island Paper Co., LLC 10.00% 2007......................    1,650,000       1,388,062
                       Bluewater Finance, Ltd. 10.25% 2012*........................      825,000         802,313
                       Caithness Coso Funding Corp., Series B 9.05% 2009...........      315,659         315,659
                       Dana Credit Corp. 7.25% 2002*...............................      325,000         320,125
                       Dana Credit Corp. 8.38% 2007*...............................      675,000         634,500
                       ESI Tractebel Acquisition Corp. 7.99% 2011..................    1,225,000       1,122,602
                       Finova Group, Inc. 7.50% 2009...............................    2,525,000         732,250
                       H&E Equipment Services LLC 11.13% 2012*.....................      425,000         382,500
                       Jet Equipment Trust 8.24% 2012..............................    1,457,129         949,800
                       Labranche & Co., Inc. 12.00% 2007...........................      925,000       1,008,250
                       Nexstar Finance, Inc. LLC 12.00% 2008.......................    1,750,000       1,767,500
                       PCA, LLC/PCA Finance Corp. 11.88% 2009......................      450,000         450,000
                       Penhall International Corp. 12.00% 2006.....................      105,000          89,250
                       Terra Capital, Inc. 12.88% 2008.............................    1,500,000       1,515,000
                       Transwestern Holdings, LP 11.88% 2008(2)....................    2,550,000       2,530,875
                       Xerox Credit Corp. 6.13% 2014...............................    1,000,000         650,000

                       Insurance -- 1.0%
                       Fairfax Financial Holdings, Ltd. 6.88% 2008.................      500,000         417,500
                       Fairfax Financial Holdings, Ltd. 7.38% 2006.................    1,550,000       1,317,500
                       Freemont General Corp. 7.88% 2009...........................      350,000         238,000
                                                                                                   -------------
                                                                                                      19,087,811
                                                                                                   -------------
                       HEALTHCARE -- 4.5%
                       Drugs -- 0.7%
                       AmerisourceBergen Corp. 8.13% 2008..........................      250,000         253,125
                       Elan Fin Corp., Ltd zero coupon 2018........................      750,000         179,100
                       Express Scripts, Inc. 9.63% 2009............................      850,000         922,250

                       Health Services -- 2.8%
                       Cole National Group, Inc. 8.88% 2012*.......................    1,100,000       1,091,750
                       Extendicare Health Services, Inc. 9.50% 2010*...............      175,000         172,594
                       Healthsouth Corp. 8.38% 2011................................    1,000,000         930,000
                       Healthsouth Corp. 10.75% 2008...............................      850,000         867,000
                       IASIS Healthcare Corp. 13.00% 2009..........................    1,400,000       1,442,000

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Health Services (continued)
                       Insight Health Services Corp. 9.88% 2011....................   $  220,000   $     220,000
                       National Health Investors, Inc. 7.00% 2004..................      600,000         522,187
                       Rotech Healthcare, Inc. 9.50% 2012*.........................      300,000         291,000

                       Medical Products -- 1.0%
                       Physician Sales & Service, Inc. 8.50% 2007..................    1,225,000       1,206,625
                       Universal Hospital Services, Inc. 10.25% 2008...............      750,000         727,500
                                                                                                   -------------
                                                                                                       8,825,131
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 10.9%
                       Aerospace & Military Technology -- 1.4%
                       Decrane Aircraft Holdings 12.00% 2008.......................      500,000         455,000
                       K&F Industries, Inc. 9.25% 2007.............................      515,000         535,600
                       L-3 Communications Corp. 7.63% 2012*........................      750,000         757,500
                       Moog, Inc. 10.00% 2006......................................      750,000         755,625
                       Transdigm, Inc. 10.38% 2008*................................      250,000         256,250

                       Business Services -- 5.5%
                       Allied Waste North America, Inc. 7.63% 2006.................    2,250,000       2,070,000
                       Allied Waste North America, Inc. 10.00% 2009................    1,525,000       1,372,500
                       Browning Ferris Industries, Inc. 7.88% 2005.................    2,000,000       1,984,204
                       Rental-A-Center, Inc. 11.00% 2008...........................    1,150,000       1,230,500
                       Service Corp. International 6.50% 2008......................    1,000,000         825,000
                       Service Corp. International 6.88% 2007......................      150,000         127,500
                       Service Corp. International 7.70% 2009......................      600,000         522,000
                       Stewatt Enterprises 10.75% 2008.............................    1,050,000       1,128,750
                       United Rentals, Inc. 10.75% 2008............................      350,000         354,375
                       United Rentals, Inc., Series B 9.25% 2009...................      200,000         178,500
                       Universal Compression, Inc. 9.88% 2008(2)...................    1,050,000         987,000

                       Machinery -- 3.2%
                       National Equipment Services, Inc., Series C 10.00% 2004.....    2,750,000       2,117,500
                       Polymer Group, Inc., Series B 9.00% 2007(3).................    1,000,000         150,000
                       Prestolite Electric, Inc. 9.63% 2008........................      715,000         500,500
                       Terex Corp. 10.38% 2011.....................................      225,000         229,500
                       Tyco International Group SA 5.80% 2006......................      650,000         500,500
                       Tyco International Group SA 6.25% 2003......................      550,000         500,500
                       Tyco International Group SA 6.38% 2006......................      650,000         513,500
                       Tyco International Group SA 6.75% 2011......................      675,000         502,875
                       UNOVA, Inc. 6.88% 2005......................................      250,000         200,000
                       US Industries, Inc. 7.13% 2003..............................      700,000         602,000
                       Venture Holdings Trust 11.00% 2007..........................      750,000         450,000

                       Multi-Industry -- 0.6%
                       Pacifica Papers, Inc. 10.00% 2009...........................      500,000         523,750
                       Park-Ohio Industries, Inc. 9.25% 2007.......................      750,000         510,000

                       Transportation -- 0.2%
                       Petroleum Helicopters, Inc. 9.38% 2009......................      350,000         355,250
                                                                                                   -------------
                                                                                                      21,196,179
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 20.6%
                       Broadcasting & Media -- 8.4%
                       Australis Holdings Property, Ltd. zero coupon 2002(1)(3)....    1,000,000          20,000
                       Big City Radio, Inc. 11.25% 2005(2).........................    1,775,000         976,250
                       Callahan Nordrhein Westfalen 16.00% 2010(2)(3)..............    2,750,000          68,750
                       Charter Communications Holdings, LLC 9.92% 2011(2)..........      750,000         315,000
                       Charter Communications Holdings, LLC 10.00% 2011*...........      500,000         310,000
                       Charter Communications Holdings, LLC 10.75% 2009............       50,000          31,750

---------------------
    34


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       Charter Communications Holdings, LLC 11.75% 2011(2).........   $4,500,000   $   1,440,000
                       Charter Communications Holdings, LLC 12.13% 2012(2).........       50,000          15,000
                       Cumulus Media, Inc. 10.38% 2008.............................    1,250,000       1,268,750
                       Echostar Communications Corp. 4.88% 2007....................    2,300,000       1,607,240
                       Echostar DBS Corp. 9.25% 2006...............................    1,700,000       1,572,500
                       Emmis Communications 12.50% 2011(2).........................    1,209,000         870,480
                       Frontiervision Holding LP 11.88% 2007(3)....................    2,000,000       1,280,000
                       Garden State Newspapers, Inc. 8.63% 2011....................      300,000         283,500
                       Garden State Newspapers, Inc., Series B 8.75% 2009..........      350,000         334,250
                       Lodgenet Entertainment Corp. 10.25% 2006....................    1,050,000       1,018,500
                       MJD Communications, Inc. 9.50% 2008.........................    1,175,000         916,500
                       Northland Cable Television, Inc. 10.25% 2007................    1,800,000       1,224,000
                       Pegasus Satellite Communications, Inc. 12.38% 2006..........      540,000         259,200
                       Salem Communications Corp. 9.50% 2007.......................    1,000,000       1,002,500
                       UIH Australia Pacific, Inc., Series B 14.00% 2006(3)........    5,750,000         136,562
                       Young Broadcasting, Inc. 9.00% 2006.........................    1,145,000       1,047,675
                       Young Broadcasting, Inc. 10.00% 2011........................      405,000         356,400

                       Leisure & Tourism -- 12.2%
                       AMC Entertainment, Inc. 9.50% 2011..........................      800,000         740,000
                       AMC Entertainment, Inc. 9.88% 2012..........................      850,000         805,375
                       American Airlines Trust 7.80% 2006..........................    1,175,000       1,172,767
                       Argosy Gaming Co. 9.00% 2011................................      550,000         561,688
                       Atlas Air, Inc. 9.25% 2008..................................      975,000         438,750
                       Atlas Air, Inc. 9.38% 2006..................................      425,000         178,500
                       Atlas Air, Inc. 10.75% 2005.................................      825,000         379,500
                       Aztar Corp. 8.88% 2007......................................      800,000         800,000
                       Boyd Gaming Corp. 8.75% 2012................................    1,090,000       1,106,350
                       Cinemark USA, Inc., Series B 9.63% 2008.....................      575,000         554,875
                       Cinemark USA, Inc., Series D 9.63% 2008.....................       25,000          24,125
                       Continental Airlines, Inc., Pass Thru Trust, Series 01-1
                         7.03% 2011................................................      861,742         819,344
                       Continental Airlines, Inc., Series 991C 6.95% 2009..........      823,597         779,724
                       Dunlop Standard Aerospace Holdings, PLC 11.88% 2009.........      600,000         624,000
                       Hammons (John Q) Hotels, LP 8.88% 2012*.....................      550,000         523,875
                       Hollywood Casino Corp. 11.25% 2007..........................    1,000,000       1,075,000
                       Hollywood Casino Corp., Shreveport 13.00% 2006(4)...........      150,000         162,000
                       Hollywood Park, Inc. 9.25% 2007.............................      764,000         687,600
                       Hollywood Park, Inc. 9.50% 2007.............................      100,000          95,750
                       Horseshoe Gaming Holding Corp., Series B 8.63% 2009.........    1,000,000       1,010,000
                       International Game Technology 8.38% 2009....................      700,000         729,750
                       ITT Corp. 6.75% 2005........................................      225,000         214,610
                       Mandalay Resort Group -- Circus Circus 6.75% 2003...........    1,000,000         995,000
                       MGM Mirage, Inc. 8.50% 2010.................................    2,150,000       2,204,094
                       Mohegan Tribal Gaming Authority 8.00% 2012..................      750,000         742,500
                       Park Place Entertainment Corp. 8.88% 2008...................    2,000,000       2,025,000
                       Prime Hospitality Corp. 8.38% 2012*.........................      700,000         675,500
                       Riviera Holdings Corp. 11.00% 2010*.........................      900,000         873,000
                       Six Flags, Inc. 8.88% 2010..................................      250,000         243,125
                       Starwood Hotels & Resorts Worldwide, Inc. 7.88% 2012*.......      550,000         519,750
                       Vail Resorts, Inc. 8.75% 2009...............................    1,475,000       1,475,000
                       Waterford Gaming LLC Finance Corp. 9.50% 2010*..............      500,000         515,000
                                                                                                   -------------
                                                                                                      40,106,359
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 9.7%
                       Communication Equipment -- 0.4%
                       American Cellular Corp. 9.50% 2009..........................    2,875,000         388,125
                       Marconi, PLC 7.75% 2010.....................................    2,250,000         495,000

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment -- 0.9%
                       Seagate Tech 8.00% 2009*....................................   $  400,000   $     388,000
                       Xerox Corp. 5.50% 2003......................................    1,200,000         996,000
                       Xerox Corp. 7.15% 2004......................................      500,000         395,000

                       Electronics -- 0.6%
                       Amkor Technology, Inc. 9.25% 2006...........................      525,000         433,125
                       Amkor Technology, Inc. 9.25% 2008...........................      225,000         183,375
                       On Semiconductor Corp. 12.00% 2008..........................      625,000         509,375

                       Telecommunications -- 7.8%
                       AirGate PCS, Inc. 13.50% 2009(2)............................      825,000         214,500
                       Alamosa Delaware, Inc. 13.63% 2011..........................    1,100,000         401,500
                       Alamosa Holdings, Inc. 12.88% 2010(2).......................    2,525,000         454,500
                       Filtronic, PLC 10.00% 2005..................................    3,225,000       2,547,750
                       IPCS, Inc. 14.00% 2010(2)...................................    2,225,000         356,000
                       Leap Wireless International, Inc. 14.50% 2010(2)............    2,000,000         120,000
                       Microcell Telecommunications, Inc. 14.00% 2006..............      900,000          36,000
                       Midcom Communications, Inc. 8.25% 2003(1)...................      550,000              55
                       Nextel Partners, Inc. 11.00% 2010...........................    3,200,000       1,600,000
                       Nextel Partners, Inc. 12.50% 2009...........................    2,000,000       1,040,000
                       Northern Telecom, Ltd. 6.00% 2003...........................      850,000         680,000
                       Panamsat Corp. 6.38% 2008...................................      600,000         555,000
                       Pegasus Media & Commerce, Inc. 12.50% 2005..................      850,000         739,500
                       Qwest Capital Funding, Inc. 6.38% 2008......................      550,000         214,500
                       Qwest Capital Funding, Inc. 6.88% 2028......................      925,000         305,250
                       Qwest Capital Funding, Inc. 7.75% 2031......................      150,000          51,000
                       Qwest Corp. 8.88% 2012*.....................................    1,575,000       1,253,558
                       Rogers Wireless, Inc. 9.63% 2011............................      375,000         247,500
                       Rural Cellular Corp. 9.75% 2010.............................      750,000         412,500
                       TeleCorp PCS, Inc. 10.63% 2010..............................      500,000         430,000
                       TeleCorp PCS, Inc. 11.63% 2009(2)...........................    1,000,000         710,000
                       Telus Corp. 7.50% 2007......................................      275,000         180,125
                       Tritel PCS, Inc. 10.38% 2011................................      487,000         409,080
                       Triton PCS, Inc. 8.75% 2011.................................      200,000         123,000
                       Triton PCS, Inc. 9.38% 2008(2)..............................      100,000          61,500
                       United States West Communications, Inc. 6.13% 2005..........      200,000         146,818
                       United States West Communications, Inc. 6.63% 2005..........      775,000         615,520
                       United States West Communications, Inc. 6.88% 2033..........      225,000         148,561
                       United States West Communications, Inc. 7.20% 2026..........       50,000          34,816
                       United States West Communications, Inc. 7.25% 2035..........       75,000          52,500
                       United States West Communications, Inc. 7.50% 2023..........      125,000          90,826
                       US Unwired, Inc., Series B 13.38% 2009(2)...................    1,450,000         369,750
                       Western Wireless Corp. 10.50% 2006..........................      395,000         177,750
                       Western Wireless Corp. 10.50% 2007..........................      800,000         360,000
                                                                                                   -------------
                                                                                                      18,927,359
                                                                                                   -------------
                       MATERIALS -- 8.0%
                       Chemicals -- 2.5%
                       Geo Specialty Chemicals, Inc. 10.13% 2008...................    1,500,000       1,140,000
                       Huntsman International, LLC 9.88% 2009*.....................    1,750,000       1,754,375
                       IMC Global, Inc. 11.25% 2011................................      425,000         448,647
                       Methanex Corp. 8.75% 2012...................................    1,050,000       1,060,500
                       Terra Industries 10.50% 2005................................      575,000         484,437

                       Forest Products -- 3.1%
                       Buckeye Cellulose Corp. 8.50% 2005..........................      875,000         770,000
                       Fibermark, Inc. 10.75% 2011.................................    1,175,000       1,139,750
                       Fort James Corp. 6.88% 2007.................................      200,000         172,198

---------------------
    36


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products (continued)
                       Georgia-Pacific Corp. 7.50% 2006............................   $  700,000   $     616,476
                       Koppers Industries, Inc. 9.88% 2007.........................    1,750,000       1,697,500
                       Norske Skog Canada, Ltd. 8.63% 2011.........................      500,000         502,500
                       Packaged Ice, Inc. 9.75% 2005...............................      440,000         366,300
                       Specialty Paperboard, Inc. 9.38% 2006.......................      750,000         705,000

                       Metals & Minerals -- 2.4%
                       Acme Metals, Inc. 12.50% 2002(1)(3).........................    1,727,000         172,700
                       Crown Cork & Seal Co., Inc. 8.00% 2023......................    1,250,000         700,000
                       Crown Cork & Seal Co., Inc. 8.38% 2005......................    2,825,000       2,118,750
                       MMI Products, Inc., Series B 11.25% 2007....................      775,000         778,875
                       Neenah Corp., Series B 11.13% 2007..........................    1,000,000         480,000
                       Oregon Steel Mills, Inc. 10.00% 2009*.......................      425,000         431,375
                       Renco Metals, Inc. 11.50% 2003(3)...........................      600,000          12,000
                                                                                                   -------------
                                                                                                      15,551,383
                                                                                                   -------------
                       REAL ESTATE -- 3.7%
                       Real Estate Investment Trusts
                       Felcor Lodging LP 8.50% 2011................................    1,250,000       1,243,725
                       Host Marriot LP, Series E 8.38% 2006........................    2,000,000       1,945,000
                       National Health Investors, Inc. 7.30% 2007..................    1,060,000         922,200
                       RFS Partnership LP 9.75% 2012...............................      350,000         350,000
                       Senior Housing Trust 8.63% 2012.............................    1,375,000       1,368,125
                       Sovereign Real Estate Investor Trust 12.00% 2049*...........      750,000         832,500
                       Ventas Realty, LP 8.75% 2009*...............................      500,000         503,750
                                                                                                   -------------
                                                                                                       7,165,300
                                                                                                   -------------
                       UTILITIES -- 0.6%
                       Gas & Pipeline Utilities
                       Leviathan Gas Pipeline Partner 10.38% 2009..................    1,250,000       1,262,500
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $217,059,779).....................                  176,121,068
                                                                                                   -------------

                       COMMON STOCK -- 0.3%                                             SHARES
                       -----------------------------------------------------------------------------------------
                       ENERGY -- 0.0%
                       Energy Sources
                       Tribo Petroleum Corp.(1)....................................        2,200              22
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Leisure & Tourism
                       Capital Gaming International, Inc.+(1)......................          103               0
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications
                       International Wireless Communications Holdings, Inc.(1).....      181,292          18,129
                                                                                                   -------------
                       MATERIALS -- 0.3%
                       Metals & Minerals
                       Metal Management, Inc.+.....................................      183,347         641,715
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $3,729,152)........................                      659,866
                                                                                                   -------------

                                                           ---------------------

                       PREFERRED STOCK -- 2.2%                                          SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE -- 0.2%
                       Financial Services
                       Sinclair Broadcast Group, Inc. 11.63%.......................        4,000   $     419,000
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Business Services
                       Earthwatch, Inc. Series C 8.50%*(1)(5)......................       10,475           5,238
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 1.3%
                       Broadcasting & Media
                       CSC Holdings, Inc. Series M 11.13%..........................       51,084       2,477,574
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.7%
                       Telecommunications
                       Broadwing Communications, Inc., Series B 12.50%.............        6,150         630,375
                       Dobson Communications Corp. 12.25%(5).......................          264          79,200
                       Nextel Communications, Inc., Series E 11.13%................        1,395         599,869
                                                                                                   -------------
                                                                                                       1,309,444
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $12,702,001)....................                    4,211,256
                                                                                                   -------------

                       WARRANTS -- 0.1%+
                       -----------------------------------------------------------------------------------------
                       ENERGY -- 0.1%
                       Energy Services
                       Key Energy Services, Inc. Expires 01/15/2009................        3,100         161,975
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Business Services
                       Advanstar Holdings Corp. Expires 10/15/2011(1)..............        1,000               0
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media
                       Knology, Inc. Expires 10/22/2007*(1)........................        6,000              60
                       UIH Australia Pacific, Inc. Expires 05/15/2006(1)...........        1,000              10
                       XM Satellite Radio, Inc. Expires 03/15/2010(1)..............        1,000              10
                                                                                                   -------------
                                                                                                              80
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications
                       GT Group Telecom, Inc. Expires 02/01/2010(1)................        2,400              24
                       Horizon PCS, Inc. Expires 10/01/2010........................        2,000             100
                       KMC Telecom Holdings, Inc. Expires 04/15/2008*(1)...........        4,650               0
                       Leap Wireless International, Inc. Expires 04/15/2010........        3,500           1,750
                       Leap Wireless International, Inc. Expires 04/15/2010........        3,700           1,850
                       Motient Corp. Expires 04/01/2008............................        2,750              27
                       Occidente Y Caribe Expires 03/15/2004(1)....................        9,000              90
                                                                                                   -------------
                                                                                                           3,841
                                                                                                   -------------
                       TOTAL WARRANTS (cost $984,971)..............................                      165,896
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $234,475,903).............                  181,158,086
                                                                                                   -------------

---------------------
    38


                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 3.1%                                     AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $6,090,000)........................   $6,090,000   $   6,090,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $240,565,903)                         96.0%                                       187,248,086
                       Other assets less liabilities --               4.0                                          7,798,222
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 195,046,308
                                                                    ======                                     =============

              -----------------------------

               +  Non-income producing securities
               * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
              (1) Fair valued security -- See Note 2.
              (2) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.
              (3) Bond in default
              (4) Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each rate upgrade or downgrade. The rate reflected is as of July 31, 2002.
              (5) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash.

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    WORLDWIDE HIGH INCOME
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2002
    Van Kampen                                                       (UNAUDITED)

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES -- 86.5%                                        LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.4%
                       Automotive -- 2.2%
                       Arvinmeritor, Inc. 8.75% 2012...............................          100,000   $    107,606
                       AutoNation, Inc. 9.00% 2008.................................          200,000        206,500
                       Collins & Aikman Products Co. 10.75% 2011...................          290,000        286,375
                       Collins & Aikman Products Co., Series B 11.50% 2006.........           90,000         80,550
                       Dana Corp. 9.00% 2011.......................................  EUR     560,000        531,513
                       Dura Operating Corp. 8.63% 2012.............................          160,000        160,400
                       Lear Corp., Series B 8.11% 2009.............................          125,000        128,364
                       Metaldyne Corp. 11.00% 2012.................................          200,000        184,000

                       Housing -- 1.2%
                       D.R. Horton, Inc. 8.00% 2009................................          270,000        261,900
                       Schuler Homes 9.38% 2009....................................          140,000        140,700
                       Toll Corp. 8.25% 2011.......................................          550,000        539,000
                                                                                                       ------------
                                                                                                          2,626,908
                                                                                                       ------------
                       CONSUMER STAPLES -- 1.3%
                       Food, Beverage & Tobacco -- 1.2%
                       Michael Foods, Inc. 11.75% 2011.............................          290,000        317,550
                       Smithfield Foods, Inc. 7.63% 2008...........................          570,000        565,725

                       Household Products -- 0.1%
                       Johnsondiversey, Inc. 9.63% 2012............................           70,000         72,450
                                                                                                       ------------
                                                                                                            955,725
                                                                                                       ------------
                       ENERGY -- 4.8%
                       Energy Services -- 1.0%
                       Hanover Equipment Trust 8.50% 2008*.........................          330,000        277,200
                       Hanover Equipment Trust 8.75% 2011*.........................          130,000        107,900
                       Mirant Americas Generation, LLC 8.30% 2011..................          170,000         88,400
                       PG&E National Energy Group, Inc. 10.38% 2011................          215,000        159,100
                       PSEG Energy Holdings, Inc. 8.63% 2008*......................          210,000        135,039

                       Energy Sources -- 3.8%
                       Calpine Corp. 8.50% 2011....................................          250,000        127,500
                       Chesapeake Energy Corp. 8.13% 2011..........................          450,000        446,625
                       Husky Oil, Ltd. 8.90% 2008(1)...............................          520,000        569,736
                       Magnum Hunter Resources, Inc. 9.60% 2012....................           60,000         60,300
                       Petroleos Mexicanos 9.50% 2027..............................          550,000        591,938
                       Stone Energy Corp. 8.25% 2011...............................          160,000        161,200
                       Tesoro Petroleum Corp. 9.63% 2012*..........................          345,000        257,025
                       Vintage Petroleum, Inc. 7.88% 2011..........................          125,000        111,250
                       Vintage Petroleum, Inc. 8.63% 2009..........................          275,000        258,500
                       Vintage Petroleum, Inc. 9.75% 2009..........................          290,000        284,200
                                                                                                       ------------
                                                                                                          3,635,913
                                                                                                       ------------
                       FINANCE -- 4.6%
                       Banks -- 0.8%
                       Banque Centrale DE Tunisie 7.38% 2012.......................          570,000        564,300

---------------------
    40

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                     LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 3.5%
                       CA FM Lease Trust 8.50% 2017*...............................          403,543   $    433,841
                       Case Credit Corp. 6.13% 2003................................          140,000        137,900
                       CIT Group, Inc. 5.63% 2004..................................           65,000         65,452
                       CIT Group, Inc. 6.50% 2006..................................           30,000         29,624
                       Fresenius Medical Care Capital Trust II 7.88% 2008*.........          430,000        371,950
                       Hollinger Participation Trust 12.13% 2010*..................          268,680        242,148
                       Pemex Master Trust 9.13% 2010@..............................          670,000        718,046
                       Pemex Master Trust 8.63% 2022*..............................          400,000        380,000
                       Technical Olympic USA, Inc. 9.00% 2010*.....................          155,000        144,925
                       Technical Olympic USA, Inc. 10.38% 2012*....................          175,000        166,469

                       Insurance -- 0.3%
                       Anthem Insurance Co., Inc. 9.13% 2010*......................          205,000        230,980
                                                                                                       ------------
                                                                                                          3,485,635
                                                                                                       ------------
                       HEALTHCARE -- 3.3%
                       Drugs -- 0.7%
                       AmerisourceBergen Corp. 8.13% 2008..........................          270,000        273,375
                       Omnicare, Inc. 8.13% 2011...................................          265,000        273,612

                       Health Services -- 2.3%
                       HCA, Inc. 7.69% 2025@.......................................        1,030,000        985,648
                       HCA-The Healthcare Co. 8.75% 2010@..........................          275,000        299,522
                       Health Net, Inc. 8.38% 2011.................................          210,000        231,699
                       Healthsouth Corp. 7.63% 2012*...............................          285,000        253,443

                       Medical Products -- 0.3%
                       Fisher Scientific International, Inc. 7.13% 2005............          170,000        170,000
                                                                                                       ------------
                                                                                                          2,487,299
                                                                                                       ------------
                       INDUSTRIAL & COMMERCIAL -- 3.1%
                       Aerospace & Military Technology -- 0.1%
                       Jet Equipment Trust, Series C1 11.79% 2013*.................          300,000        112,500

                       Business Services -- 2.1%
                       Allied Waste North America, Inc. 8.88% 2008@................          570,000        527,250
                       Encompass Services Corp. 10.50% 2009........................          160,000         40,000
                       Mail Well I Corp. 9.63% 2012................................          285,000        219,450
                       Quebecor Media, Inc. 11.13% 2011............................          125,000        115,625
                       Quebecor Media, Inc. 13.75% 2011(3)(4)......................          135,000         70,200
                       USA Waste Services, Inc. 7.13% 2007.........................          295,000        302,284
                       USA Waste Services, Inc. 7.13% 2017.........................          125,000        112,350
                       Waste Management, Inc. 6.88% 2009...........................          235,000        227,691

                       Machinery -- 0.9%
                       Case Corp., Series B 6.25% 2003.............................          125,000        120,938
                       Manitowoc Co., Inc. 10.38% 2011.............................  EUR     260,000        259,763
                       NMHG Holding Co. 10.00% 2009................................           80,000         80,800
                       Tekni-Plex, Inc. 12.75% 2010*...............................           80,000         78,400
                       Tekni-Plex, Inc., Series B 12.75% 2010......................           50,000         49,250
                       Tyco International Group SA 6.75% 2011......................          120,000         89,400
                                                                                                       ------------
                                                                                                          2,405,901
                                                                                                       ------------
                       INFORMATION & ENTERTAINMENT -- 10.5%
                       Broadcasting & Media -- 4.2%
                       AOL Time Warner, Inc. 6.88% 2012............................          220,000        181,379
                       British Sky Broadcasting Group, PLC 8.20% 2009@.............          580,000        550,130
                       Callahan Nordrhein Westfalen 14.00% 2010(4).................          775,000         23,250
                       Charter Communications Holdings, LLC 10.25% 2010............          325,000        208,000

                                                           ---------------------

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                     LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       Charter Communications Holdings, LLC 11.75% 2004(3).........           60,000   $     19,200
                       Charter Communications Holdings, LLC 13.50% 2011(3).........          220,000         70,400
                       Echostar DBS Corp. 9.13% 2009*..............................          270,000        248,400
                       Echostar DBS Corp. 9.38% 2009...............................          365,000        341,275
                       Globalstar LP 11.38% 2004(4)................................          425,000         17,000
                       Muzak Finance Corp., LLC 9.88% 2009.........................          200,000        168,000
                       Nextmedia Operating, Inc. 10.75% 2011.......................          280,000        273,000
                       Ono Finance, PLC 14.00% 2011................................          350,000         59,500
                       Pegasus Communications Corp. 12.50% 2007....................           25,000         13,250
                       Pegasus Communications Corp., Series B 9.75% 2006...........           65,000         29,250
                       Primedia, Inc. 8.88% 2011...................................          350,000        252,000
                       Salem Communications Holding Corp. 9.00% 2011...............          345,000        346,725
                       United Pan-Europe Communications NV, Series B 10.88%
                         2009(4)...................................................          870,000         43,500
                       XM Satellite Radio, Inc. 14.00% 2010........................          155,000         51,150
                       Young Broadcasting, Inc. 10.00% 2011........................          305,000        268,400

                       Leisure & Tourism -- 6.3%
                       Air Canada, Inc. 10.25% 2011................................          450,000        292,500
                       Hilton Hotels Corp. 7.95% 2007..............................          235,000        240,139
                       HMH Properties, Inc., Series A 7.88% 2005...................          315,000        302,400
                       HMH Properties, Inc., Series B 7.88% 2008...................          100,000         94,000
                       Horseshoe Gaming Holding Corp., Series B 8.63% 2009.........          725,000        732,250
                       International Game Technology 8.38% 2009....................          375,000        390,937
                       Park Place Entertainment Corp. 8.50% 2006...................          250,000        256,610
                       Park Place Entertainment Corp. 8.88% 2008...................          300,000        303,750
                       Prime Hospitality Corp. 8.38% 2012*.........................          275,000        265,375
                       Six Flags, Inc. 8.88% 2010..................................          250,000        243,125
                       Starwood Hotels & Resorts Worldwide, Inc. 7.38% 2007*.......          125,000        119,375
                       Starwood Hotels & Resorts Worldwide, Inc. 7.88% 2012*.......          380,000        359,100
                       Station Casinos 8.88% 2008@.................................        1,005,000      1,010,025
                       Venetian Casino Resort, LLC 11.00% 2010*....................          225,000        224,438
                                                                                                       ------------
                                                                                                          7,997,833
                                                                                                       ------------
                       INFORMATION TECHNOLOGY -- 6.8%
                       Communication Equipment -- 0.4%
                       American Cellular Corp. 9.50% 2009..........................          210,000         28,350
                       American Tower Corp. 9.38% 2009.............................          310,000        161,200
                       Rhythms NetConnections, Inc., Series B 13.50% 2008(3)(4)....        1,700,000         63,750
                       Rhythms NetConnections, Inc., Series B 14.00% 2010(4).......          400,000         22,000

                       Computer Software -- 0.2%
                       Globix Corp. 12.50% 2010(4).................................          690,000        117,300

                       Electronics -- 1.2%
                       Fairchild Semiconductor Corp. 10.38% 2007...................          210,000        219,450
                       Solectron Corp. zero coupon 2020............................          735,000        325,973
                       Stoneridge, Inc. 11.50% 2012................................          160,000        163,200
                       UCAR Finance, Inc. 10.25% 2012..............................          210,000        210,000

                       Internet Software -- 0.4%
                       Exodus Communications, Inc. 11.63% 2010(4)..................        1,125,000         70,312
                       PSINet, Inc. 11.00% 2009(4).................................        1,125,000        111,094
                       PSINet, Inc., Series B 10.00% 2005(4).......................        1,410,000        130,425

                       Telecommunications -- 4.6%
                       Centennial Cellular Operating Co., LLC 10.75% 2008..........          345,000        179,400
                       COLT Telecom Group, PLC 7.63% 2008..........................  DEM   1,450,000        348,564
                       Corning, Inc. zero coupon 2015..............................          655,000        311,125
                       CTI Holdings SA 11.50% 2008(3)..............................          590,000         23,600

---------------------
    42

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                     LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Dolphin Telecom, Ltd. 11.50% 2008(3)(4).....................          850,000   $         85
                       Dolphin Telecom, Ltd. 14.00% 2009(3)(4).....................          550,000             55
                       Espirit Telecom Group, PLC 10.88% 2008(4)...................          400,000             40
                       Focal Communications Corp. 11.88% 2010......................          764,000        145,160
                       Focal Communications Corp. 12.13% 2008(3)...................          455,000         35,831
                       Global Crossing Holdings, Ltd. 8.70% 2007(4)................        1,100,000         11,000
                       Global Crossing Holdings, Ltd. 9.63% 2008(4)................        1,050,000         10,500
                       Grupo Iusacell SA de CV 14.25% 2006.........................          200,000         80,000
                       GT Group Telecom, Inc. 13.25% 2010(3)(4)....................        1,300,000          3,250
                       Kpnqwest NV 10.00% 2012(4)..................................          128,000            320
                       Maxcom Telecomunicaciones SA 10.00% 2007(3).................          267,750         80,325
                       Metromedia Fiber Network, Inc. 10.00% 2009(4)...............          730,000          6,388
                       Netia Holdings BV 10.25% 2007(4)............................          775,000        124,000
                       Netia Holdings II BV 13.13% 2009(4).........................          300,000         48,000
                       Netia Holdings II BV 13.50% 2009(4).........................  EUR     265,000         41,531
                       Nextel Communications, Inc. 10.65% 2007(3)..................          435,000        299,062
                       Nextlink Communications, Inc. 9.45% 2008(3)(4)..............        1,800,000          9,000
                       Nextlink Communications, Inc. 10.75% 2008(4)................          200,000          2,500
                       Nextlink Communications, Inc. 10.75% 2009(4)................          300,000          3,000
                       NTL Communications Corp. 9.88% 2009(4)......................  EUR     125,000         23,263
                       NTL, Inc. 10.75% 2008(3)(4).................................  GBP     750,000        152,358
                       NTL, Inc., Series B 9.75% 2008(3)(4)........................          550,000         77,000
                       Primus Telecommunications Group, Inc. 11.25% 2009...........          275,000        134,750
                       Primus Telecommunications Group, Inc. 12.75% 2009...........          230,000        120,175
                       Primus Telecommunications Group, Inc., Series B 9.88%
                         2008......................................................          140,000         72,800
                       PTC International Finance II SA 11.25% 2009.................  EUR     520,000        509,340
                       RCN Corp. 11.13% 2007(3)....................................          710,000        113,600
                       RCN Corp., Series B 9.80% 2008(3)...........................          750,000        120,000
                       RSL Communications, PLC. 12.25% 2006(4).....................          198,000          4,208
                       RSL Communications, PLC 9.13% 2008(4).......................        1,065,000         22,631
                       RSL Communications, PLC 10.00% 2008(4)......................  DEM   1,650,000         20,658
                       RSL Communications, PLC 10.13% 2008(3)(4)...................          275,000          4,469
                       Tele1 Europe BV 12.38% 2008(4)..............................  EUR     175,000         18,855
                       Tele1 Europe BV 13.00% 2009(4)..............................          490,000         63,700
                       Telewest Communications, PLC 9.88% 2009(3)..................  GBP     400,000        156,265
                       Telewest Communications, PLC 9.88% 2010.....................          150,000         34,500
                       Viatel, Inc. 12.50% 2008(3).................................        1,310,000          6,550
                       Winstar Communications, Inc. 14.75% 2010(4).................        7,950,000            795
                       WorldCom, Inc. 8.25% 2031(4)................................          965,000        118,213
                                                                                                       ------------
                                                                                                          5,159,920
                                                                                                       ------------
                       MATERIALS -- 7.3%
                       Chemicals -- 3.1%
                       Acetex Corp. 10.88% 2009....................................          165,000        168,300
                       Equistar Chemical 10.13% 2008...............................          255,000        232,687
                       Foamex LP 10.75% 2009*......................................          100,000        101,750
                       Huntsman International, LLC 10.13% 2009.....................  EUR     875,000        728,116
                       International Specialty Holdings, Inc. 10.63% 2009..........          535,000        478,825
                       Lyondell Chemical Co., Series A 9.63% 2007..................          220,000        205,700
                       Messer Grieshiem Holding AG 10.38% 2011.....................  EUR     295,000        297,621
                       Millennium America, Inc. 9.25% 2008.........................          115,000        117,596

                       Forest Products -- 2.7%
                       Louisiana-Pacific Corp. 8.88% 2010..........................          100,000        108,302
                       Louisiana-Pacific Corp. 10.88% 2008.........................          305,000        318,725
                       Norske Skog Canada, Ltd. 8.63% 2011.........................          210,000        211,575
                       Owens-Illinois, Inc. 7.50% 2010.............................          475,000        399,000

                                                           ---------------------

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                     LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products (continued)
                       Owens-Illinois, Inc. 7.80% 2018.............................          175,000   $    136,500
                       Pindo Deli Finance Mauritius 10.75% 2007(4).................        1,070,000        251,450
                       Pliant Corp. 13.00% 2010....................................          155,000        158,875
                       Riverwood International Corp. 10.88% 2008...................          225,000        230,625
                       Tjiwi Kimia Finance, Ltd. 10.00% 2004(4)....................          290,000         72,500
                       Tjiwi Kimia International Finance BV 13.25% 2049(4).........          900,000        198,000

                       Metals & Minerals -- 1.5%
                       Glencore Nickel Property, Ltd. 9.00% 2014...................          135,000         37,800
                       Intermet Corp. 9.75% 2009*..................................          165,000        165,000
                       Murrin Murrin Holdings Property, Ltd. 9.38% 2007............          600,000        168,000
                       National Steel Corp., Series D 9.88% 2009(4)................          670,000        239,525
                       Oregon Steel Mills, Inc. 10.00% 2009*.......................           95,000         96,425
                       Phelps Dodge Corp. 8.75% 2011...............................          280,000        295,227
                       TriMas Corp. 9.88% 2012*....................................          180,000        176,400
                                                                                                       ------------
                                                                                                          5,594,524
                                                                                                       ------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 38.1%
                       Foreign Government
                       Central Bank of Nigeria, Series RC 5.09% 2010...............          420,000        117,600
                       Dominican Republic 9.50% 2006*..............................          410,000        428,450
                       Dominican Republic International Bond 9.50% 2006............          640,000        672,000
                       Federal Republic of Brazil 3.06% 2002(5)....................        2,410,000      1,244,163
                       Federal Republic of Brazil 3.13% 2002(5)....................        2,130,000        872,855
                       Federal Republic of Brazil 3.13% 2009(5)....................        1,062,353        501,962
                       Federal Republic of Brazil 3.25% 2012(5)....................          510,000        208,993
                       Federal Republic of Brazil 8.00% 2014.......................        2,284,266      1,182,107
                       Federal Republic of Brazil 8.88% 2024.......................        3,140,000      1,248,150
                       Government of Jamaica 10.63% 2017...........................          390,000        393,900
                       Government of Malaysia 7.50% 2011...........................        1,680,000      1,835,350
                       Government of Poland 3.75% 2003.............................          440,000        330,000
                       Government of Ukraine 11.00% 2007...........................          169,100        169,311
                       Ivory Coast, Inc. 2.00% 2018(4).............................        1,260,000        246,204
                       Ivory Coast, Inc. 2.00% 2018(4).............................          769,500        174,446
                       Republic of Argentina 6.00% 2023(4).........................        1,300,000        567,235
                       Republic of Argentina 11.38% 2010(4)........................        1,810,000        343,900
                       Republic of Argentina 11.75% 2009(4)........................        1,000,000        189,985
                       Republic of Argentina 11.75% 2015(4)........................          460,000         87,316
                       Republic of Bulgaria 8.25% 2015*............................          289,000        287,717
                       Republic of Bulgaria, Series A 2.81% 2002(1)................          400,000        353,500
                       Republic of Columbia 10.00% 2012............................          950,000        774,250
                       Republic of Croatia 2.88% 2002(5)...........................          270,454        269,778
                       Republic of Ecuador 5.00% 2003..............................          370,000        142,450
                       Republic of Korea 8.88% 2008................................           90,000        107,771
                       Republic of Panama 2.75% 2003(5)............................          229,086        159,215
                       Republic of Panama 9.38% 2012...............................          450,000        427,500
                       Republic of Panama 9.63% 2011...............................          270,000        256,500
                       Republic of Panana 9.38% 2029...............................          250,000        250,000
                       Republic of Peru 4.00% 2003(1)..............................          570,000        330,600
                       Republic of Peru 4.50% 2003(1)..............................          168,300        111,078
                       Republic of Philippines 8.38% 2009..........................          470,000        465,887
                       Republic of Philippines 9.38% 2017..........................          690,000        691,725
                       Republic of South Africa 7.38% 2012.........................          570,000        570,684
                       Republic of Turkey 12.38% 2009..............................          350,000        311,850
                       Republic of Venezuela 2.88% 2002(5).........................          392,851        278,924
                       Republic of Venezuela 6.75% 2020............................          530,000        392,200
                       Republic of Venezuela 9.25% 2027............................        1,545,000        934,725

---------------------
    44

                                                                                        PRINCIPAL
                                                                                         AMOUNT
                                                                                     (DENOMINATED IN
                       BONDS & NOTES (CONTINUED)                                     LOCAL CURRENCY)      VALUE
                       --------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS (continued)
                       Foreign Government (continued)
                       Russian Federation 5.00% 2007(3)............................          755,000   $    507,917
                       Russian Federation 10.00% 2007..............................        1,210,000      1,264,450
                       Russian Federation 12.75% 2028..............................        2,000,000      2,312,000
                       State of Qatar 9.75% 2030...................................          560,000        693,000
                       United Mexican States 8.30% 2031............................        2,290,000      2,118,250
                       United Mexican States 9.88% 2010............................        2,610,000      2,904,408
                       United Mexican States 10.38% 2009...........................          410,000        462,275
                       United Mexican States 11.38% 2016...........................          750,000        904,500
                                                                                                       ------------
                                                                                                         29,097,081
                                                                                                       ------------
                       REAL ESTATE -- 0.7%

                       Real Estate Companies -- 0.3%
                       CB Richard Ellis Services, Inc. 11.25% 2011.................          300,000        243,000

                       Real Estate Investment Trusts -- 0.4%
                       Istar Financial, Inc. 8.75% 2008............................          305,000        308,064
                                                                                                       ------------
                                                                                                            551,064
                                                                                                       ------------
                       UTILITIES -- 2.6%
                       Electric Utilities -- 2.3%
                       BRL Universal Equipment 2001 A., LP 8.88% 2008..............          330,000        327,113
                       Korea Electric Power Corp. 6.38% 2003.......................          880,000        915,640
                       Korea Electric Power Corp. 7.75% 2013.......................          450,000        506,025
                       Gas & Pipeline Utilities -- 0.3%
                       Dynegy Holdings, Inc. 6.88% 2011............................          250,000         92,500
                       Williams Cos., Inc. 7.50% 2031..............................          250,000        108,750
                                                                                                       ------------
                                                                                                          1,950,028
                                                                                                       ------------
                       TOTAL BONDS & NOTES (cost $101,241,059).....................                      65,947,831
                                                                                                       ------------

                       LOAN AGREEMENTS -- 4.3%
                       --------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS
                       Foreign Government
                       Algerian Loan Agreement Trust 4.19%.........................          329,056        301,909
                       Central Bank of Nigeria, Series WW 6.25%(1).................          500,000        305,000
                       Kingdom of Morroco, Series A 2.75%(5).......................        1,035,205        942,037
                       Russian FTO zero coupon.....................................           12,011          8,888
                       Russian FTO zero coupon.....................................        1,200,000        888,000
                       Russian FTO zero coupon.....................................          359,597        266,101
                       Russian FTO zero coupon.....................................          127,448         94,311
                       Russian FTO zero coupon.....................................          116,840         86,461
                       Russian FTO zero coupon.....................................          116,840         86,462
                       Russian FTO zero coupon.....................................          116,840         86,462
                       Russian FTO zero coupon.....................................          149,157        110,376
                       Russian FTO zero coupon.....................................          149,157        110,376
                                                                                                       ------------
                       TOTAL LOAN AGREEMENTS (cost $2,728,177).....................                       3,286,383
                                                                                                       ------------

                                                           ---------------------

                       COMMON STOCK -- 0.3%                                                 SHARES        VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY
                       Telecommunications
                       Focal Communications Corp.+.................................            7,576   $     10,000
                       Motient Corp. ..............................................           39,552        217,537
                       Song Networks Holding AB -- ADR+............................            9,208          1,013
                                                                                                       ------------
                       TOTAL COMMON STOCK (cost $1,061,824)........................                         228,550
                                                                                                       ------------

                       PREFERRED STOCK -- 1.7%
                       --------------------------------------------------------------------------------------------
                       ENERGY -- 0.5%
                       Energy Services
                       TNP Enterprises, Inc. 14.50%(2).............................              435        391,876
                                                                                                       ------------

                       INFORMATION & ENTERTAINMENT -- 0.4%
                       Broadcasting & Media
                       Paxson Communications Corp. 13.25%..........................               36        217,518
                       Paxson Communications Corp. 9.75%*..........................                8         41,795
                       PRIMEDIA, Inc., Series D 10.00%.............................              535         17,120
                       PRIMEDIA, Inc., Series F 9.20%..............................              760         22,990
                                                                                                       ------------
                                                                                                            299,423
                                                                                                       ------------
                       INFORMATION TECHNOLOGY -- 0.8%
                       Telecommunications
                       Broadwing Communications, Inc., Series B 12.50%.............              697         69,700
                       Crown Castle International Corp. 12.75%(2)..................                1            492
                       Dobson Communications Corp. 13.00%(2).......................          918,060        275,418
                       Intermedia Communications, Inc. 13.50%(2)...................              119          6,545
                       Maxcom Telecomunicaciones SA................................           43,350            434
                       Mcleodusa, Inc. 2.50%.......................................            2,891         10,552
                       Nextel Communications, Inc. 13.00%..........................              472        233,640
                       Nextlink Communications, Inc. 13.50%(2).....................              678              7
                       Nextlink Communications, Inc. 14.00%........................            4,032             40
                                                                                                       ------------
                                                                                                            596,828
                                                                                                       ------------
                       TOTAL PREFERRED STOCK (cost $3,694,594).....................                       1,288,127
                                                                                                       ------------

                       WARRANTS -- 0.0%+
                       --------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT
                       Broadcasting & Media
                       Globalstar Telecom Expires 02/15/2004.......................              175              2
                       Ono Finance, PLC Expires 02/15/2011.........................              350              3
                       Paxson Communications Corp. Expires 06/30/2003..............              256             77
                       XM Satellite Radio, Inc. Expires 03/15/2010.................              315             79
                                                                                                       ------------
                                                                                                                161
                                                                                                       ------------
                       INFORMATION TECHNOLOGY
                       Telecommunications
                       GT Group Telecom, Inc. Expires 02/01/2010...................            1,300             13
                       Maxcom Telecomunicaciones SA de CV Expires 04/01/2007.......              425              4
                       McLeodUSA, Inc. Expires 04/16/2007..........................            6,408          1,089
                       Motient Corp. Expires 04/01/2008............................              565              1
                       Occidente Y Caribe Expires 03/15/2004.......................            4,100             41
                                                                                                       ------------
                                                                                                              1,148
                                                                                                       ------------

---------------------
    46


                                           WARRANTS (CONTINUED)                             SHARES        VALUE
                       --------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS
                       Foreign Government
                       Central Bank of Nigeria Expires 11/15/2020..................              500   $          0
                                                                                                       ------------
                       UTILITIES
                       Electric Utilities
                       TNP Enterprises, Inc. Expires 04/01/2011....................              600         15,000
                                                                                                       ------------
                       TOTAL WARRANTS (cost $255,280)..............................                          16,309
                                                                                                       ------------

                       RIGHTS -- 0.0%+
                       --------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS
                       Foreign Government
                       Republic of Venezuela.......................................            2,650              0
                       United Mexican States.......................................        9,703,000         19,406
                                                                                                       ------------
                       TOTAL RIGHTS (cost $0)......................................                          19,406
                                                                                                       ------------
                       TOTAL INVESTMENT SECURITIES (cost $108,980,934).............                      70,786,606
                                                                                                       ------------

                                                                                          PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.1%                                        AMOUNT
                       --------------------------------------------------------------------------------------------
                       U.S. TREASURY BILLS
                       United States Treasury Bills 1.68% due 01/16/03@
                       (cost $99,202)..............................................       $  100,000         99,202
                                                                                                       ------------

                       REPURCHASE AGREEMENT -- 3.3%
                       --------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 0.85%, dated 07/31/02, to be repurchased
                         08/01/02 in the amount of $2,469,058 and collateralized by
                         $1,980,000 of United States Treasury Bills, bearing
                         interest at 10.75%, due 08/15/05 and having an approximate
                         value of $2,519,550 (cost $2,469,000)@....................        2,469,000      2,469,000
                                                                                                       ------------

                       TOTAL INVESTMENTS --
                         (cost $111,549,136)                          96.2%                                       73,354,808
                       Other assets less liabilities --                3.8                                         2,934,678
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $ 76,289,486
                                                                     ======                                     ============

              -----------------------------

              ADR -- American Depository Receipt
               +  Non-income producing securities
               * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers
              (1) Variable rate security -- the rate reflected as of July 31,
                  2002; maturity date reflects next reset date.
              (2) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash.
              (3) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate
              (4) Bond in default.
              (5) Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of July 31, 2002.

                                                           ---------------------

                       Allocation of investments as a percentage of net assets by country as of July 31, 2002
                       United States                                  59.0%
                       Brazil                                          7.0%
                       Russia                                          6.0%
                       Mexico                                          4.5%
                       Malaysia                                        2.4%
                       United Kingdom                                  1.5%
                       Australia                                       1.4%
                       Canada                                          1.4%
                       Panama                                          1.4%
                       Morocco                                         1.2%
                       Dominican Republic                              0.9%
                       Qatar                                           0.9%
                       Venezuela                                       0.9%
                       Bulgaria                                        0.8%
                       South Korea                                     0.8%
                       Tunisia                                         0.7%
                       Luxembourg                                      0.7%
                       China                                           0.6%
                       Nigeria                                         0.6%
                       Peru                                            0.6%
                       Jamaica                                         0.5%
                       Turkey                                          0.4%
                       Croatia                                         0.4%
                       Germany                                         0.4%
                       Netherlands                                     0.4%
                       Poland                                          0.4%
                       Ecuador                                         0.2%
                       Ukraine                                         0.2%
                       Bermuda                                         0.0%
                       Sweden                                          0.0%
                                                                     ------
                                                                      96.2%
                                                                     ======

              @ The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                       NUMBER OF                                EXPIRATION     VALUE AT     VALUE AS OF     UNREALIZED
                       CONTRACTS         DESCRIPTION               DATE       TRADE DATE   JULY 31, 2002   DEPRECIATION
                       ------------------------------------------------------------------------------------------------
                       3 Short    U.S. Treasury 10 Year Note  September 2002  $  321,586    $  331,875      $ (10,289)
                       36 Short   U.S. Treasury 5 Year Note   September 2002   3,919,441     3,972,375        (52,934)
                       10 Short   U.S. Treasury Long Bond     September 2002   1,016,054     1,054,688        (38,634)
                                                                                                            ---------
                                                                                                            $(101,857)
                                                                                                            =========

---------------------
    48

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                         CONTRACT         IN        DELIVERY       GROSS UNREALIZED
                        TO DELIVER   EXCHANGE FOR     DATE           APPRECIATION
                       -----------------------------------------------------------------
                       *GBP 175,000  USD  274,536  10/29/2002
                                                                        $ 2,508
                        EUR 595,000  USD  581,464  10/28/2002
                                                                            941
                        EUR 240,000  USD  234,240  10/28/2002
                                                                             80
                                                                        -------
                                                                        $ 3,529
                                                                        =======
                                                                   GROSS UNREALIZED
                                                                     DEPRECIATION
                       -----------------------------------------------------------------
                       *USD  38,921  GBP   25,000  10/29/2002
                                                                            (59)
                        EUR 275,000  USD  268,136  10/28/2002
                                                                           (173)
                        EUR 320,000  USD  311,680  10/28/2002
                                                                           (534)
                        EUR 810,000  USD  789,507  10/28/2002
                                                                           (785)
                                                                        -------
                                                                        $(1,551)
                                                                        -------
                            Net Unrealized Appreciation......           $ 1,978
                                                                        =======

              -----------------------------
              * Represents open forward currency contracts and offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

              DEM  --   German Mark
              EUR  --   Euro
              GBP  --   United Kingdom Pound
              USD  --   United States Dollar

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SUNAMERICA BALANCED
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2002
    SunAmerica Asset Management Corp.                                (UNAUDITED)

                       COMMON STOCK -- 57.4%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 9.8%
                       Apparel & Textiles -- 1.0%
                       American Eagle Outfitters, Inc.+............................        93,000   $   1,540,080
                       Coach, Inc.+................................................       100,000       2,280,000
                       Automotive -- 0.9%
                       Ford Motor Co. .............................................       186,000       2,505,420
                       General Motors Corp. .......................................        22,500       1,047,375
                       Housing -- 1.9%
                       Furniture Brands International, Inc.+.......................        60,400       1,534,160
                       Masco Corp. ................................................        93,000       2,250,600
                       Newell Rubbermaid, Inc. ....................................        74,400       2,237,952
                       Vulcan Materials Co. .......................................        30,000       1,213,200
                       Retail -- 6.0%
                       Home Depot, Inc. ...........................................       102,300       3,159,024
                       Kohl's Corp.+...............................................        59,000       3,894,000
                       Limited, Inc. ..............................................       139,500       2,506,815
                       Linens' N Things, Inc.+.....................................        73,700       1,794,595
                       Office Depot, Inc.+.........................................       130,200       1,689,996
                       Sears Roebuck & Co. ........................................        40,000       1,886,800
                       Target Corp. ...............................................        53,700       1,790,895
                       Wal-Mart Stores, Inc. ......................................       120,900       5,945,862
                                                                                                    -------------
                                                                                                       37,276,774
                                                                                                    -------------
                       CONSUMER STAPLES -- 6.2%
                       Food, Beverage & Tobacco -- 4.7%
                       Anheuser-Busch Cos., Inc. ..................................        40,000       2,068,400
                       Coca-Cola Co. ..............................................        88,300       4,409,702
                       Diageo, PLC ADR.............................................        55,800       2,700,162
                       PepsiCo, Inc. ..............................................        70,000       3,005,800
                       Philip Morris Cos., Inc. ...................................       100,400       4,623,420
                       UST, Inc. ..................................................        35,000       1,030,050
                       Household Products -- 1.5%
                       Avon Products, Inc. ........................................        20,000         925,200
                       Gillette Co. ...............................................        65,100       2,140,488
                       Pactiv Corp.+...............................................        70,000       1,271,900
                       Procter & Gamble Co. .......................................        15,000       1,334,850
                                                                                                    -------------
                                                                                                       23,509,972
                                                                                                    -------------
                       ENERGY -- 5.1%
                       Energy Services -- 3.1%
                       ENSCO International, Inc. ..................................       102,300       2,644,455
                       Exxon Mobil Corp. ..........................................       120,900       4,444,284
                       GlobalSantaFe Corp. ........................................        74,400       1,676,976
                       Nabors Industries, Ltd.+....................................       102,300       3,122,196

---------------------
    50


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources -- 2.0%
                       Anadarko Petroleum Corp. ...................................        46,500   $   2,022,750
                       Apache Corp. ...............................................        41,800       2,152,700
                       Smith International, Inc.+..................................       102,200       3,230,542
                                                                                                    -------------
                                                                                                       19,293,903
                                                                                                    -------------
                       FINANCE -- 10.6%
                       Banks -- 4.2%
                       Bank of America Corp. ......................................        93,700       6,231,050
                       Commerce Bancshares, Inc. ..................................        35,000       1,429,750
                       FleetBoston Financial Corp. ................................        43,000         997,600
                       Mellon Financial Corp. .....................................        36,500         970,170
                       Washington Mutual, Inc. ....................................        83,700       3,131,217
                       Wells Fargo & Co. ..........................................        65,100       3,310,986
                       Financial Services -- 4.7%
                       American Express Co. .......................................       109,300       3,853,918
                       Citigroup, Inc. ............................................       140,000       4,695,600
                       J.P. Morgan Chase & Co.+....................................       110,000       2,745,600
                       Lehman Brothers Holdings, Inc. .............................        30,000       1,701,300
                       Merrill Lynch & Co., Inc.+..................................        55,800       1,989,270
                       Morgan Stanley, Dean Witter & Co. ..........................        35,000       1,412,250
                       SLM Corp. ..................................................        15,000       1,365,000
                       Insurance -- 1.7%
                       Allstate Corp. .............................................       120,900       4,595,409
                       MetLife, Inc. ..............................................        65,100       1,835,169
                                                                                                    -------------
                                                                                                       40,264,289
                                                                                                    -------------
                       HEALTHCARE -- 5.9%
                       Drugs -- 2.8%
                       Abbott Laboratories.........................................        55,000       2,277,550
                       Merck & Co., Inc. ..........................................        36,500       1,810,400
                       Pfizer, Inc. ...............................................       131,600       4,257,260
                       Pharmacia Corp. ............................................        46,500       2,080,410
                       Health Services -- 0.6%
                       HCA, Inc. ..................................................        50,000       2,350,000
                       Medical Products -- 2.5%
                       Amgen, Inc.+................................................        53,200       2,428,048
                       IDEC Pharmaceuticals Corp.+.................................        37,200       1,658,748
                       Johnson & Johnson...........................................       100,200       5,310,600
                                                                                                    -------------
                                                                                                       22,173,016
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 10.7%
                       Aerospace & Military Technology -- 4.0%
                       Boeing Co. .................................................        41,800       1,735,536
                       Lockheed Martin Corp. ......................................        65,100       4,173,561
                       Northrop Grumman Corp. .....................................        20,000       2,214,000
                       Raytheon Co. ...............................................        65,100       2,120,958
                       Rockwell Collins, Inc. .....................................        93,000       2,390,100
                       United Technologies Corp. ..................................        36,500       2,536,750
                       Business Services -- 0.9%
                       Cendant Corp.+..............................................        70,000         967,400
                       First Data Corp. ...........................................        65,000       2,271,750

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Machinery -- 1.6%
                       Caterpillar, Inc. ..........................................        25,000   $   1,117,500
                       Deere & Co. ................................................        35,100       1,474,902
                       Ingersoll-Rand Co., Class A.................................        46,500       1,785,135
                       Textron, Inc. ..............................................        41,800       1,646,920
                       Multi-Industry -- 2.6%
                       3M Co. .....................................................        25,000       3,145,750
                       General Electric Co. .......................................       212,400       6,839,280
                       Transportation -- 1.6%
                       Burlington Northern Santa Fe Corp. .........................        85,000       2,500,700
                       United Parcel Service, Inc., Class B........................        56,500       3,691,710
                                                                                                    -------------
                                                                                                       40,611,952
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 2.8%
                       Broadcasting & Media -- 1.1%
                       Clear Channel Communications, Inc.+.........................        34,400         896,120
                       Comcast Corp., Class A+.....................................        22,900         478,610
                       Viacom, Inc., Class B+......................................        74,400       2,896,392
                       Entertainment Products -- 0.4%
                       Mattel, Inc.................................................        70,000       1,316,700
                       Leisure & Tourism -- 1.3%
                       Carnival Corp. .............................................        79,000       2,093,500
                       Wendy's International, Inc. ................................        35,000       1,287,650
                       Yum! Brands, Inc.+..........................................        50,000       1,545,000
                                                                                                    -------------
                                                                                                       10,513,972
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 5.6%
                       Communication Equipment -- 0.3%
                       QUALCOMM, Inc.+.............................................        40,000       1,099,200
                       Computers & Business Equipment -- 1.0%
                       Dell Computer Corp.+........................................        99,500       2,480,535
                       International Business Machines Corp. ......................        20,000       1,408,000
                       Computer Software -- 1.8%
                       Microsoft Corp.+............................................       142,400       6,832,352
                       Electronics -- 2.0%
                       Applied Materials, Inc.+....................................        63,700         947,219
                       Intel Corp. ................................................       114,000       2,142,060
                       Micron Technology, Inc.+....................................        65,100       1,268,799
                       Texas Instruments, Inc. ....................................       134,800       3,120,620
                       Telecommunications -- 0.5%
                       Cisco Systems, Inc.+........................................       150,000       1,978,500
                                                                                                    -------------
                                                                                                       21,277,285
                                                                                                    -------------
                       MATERIALS -- 0.7%
                       Chemicals -- 0.4%
                       du Pont (E.I.) de Nemours and Co. ..........................        35,800       1,500,378

---------------------
    52


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products -- 0.3%
                       Bemis Co., Inc..............................................        25,000   $   1,201,500
                                                                                                    -------------
                                                                                                        2,701,878
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $265,430,196)......................                   217,623,041
                                                                                                    -------------

                                                                                       PRINCIPAL
                                                         BONDS & NOTES -- 38.5%         AMOUNT
                       ------------------------------------------------------------------------------------------
                       FINANCE -- 2.1%
                       Financial Services
                       CS First Boston Mtg. Securities Corp. 6.48% 2040............   $ 2,500,000       2,698,746
                       Overseas Private Investment Corp. 6.99% 2009................     3,203,038       3,532,502
                       Small Business Administration 6.30% 2018....................     1,531,223       1,630,856
                                                                                                    -------------
                                                                                                        7,862,104
                                                                                                    -------------
                       U.S. GOVERNMENT & AGENCIES -- 36.4%
                       U.S. Government Agencies -- 5.8%
                       Federal National Mtg. Assoc. 5.25% 2009.....................     7,000,000       7,297,570
                       Federal National Mtg. Assoc. 5.75% 2003-2008................     4,135,000       4,285,557
                       Tennessee Valley Authority 4.75% 2004.......................    10,000,000      10,393,700
                       U.S. Treasury Bonds & Notes -- 30.6%
                       United States Treasury Bonds 5.38% 2031.....................    29,000,000      29,290,000
                       United States Treasury Notes 4.88% 2012(1)..................    84,000,000      86,657,760
                                                                                                    -------------
                                                                                                      137,924,587
                                                                                                    -------------
                       TOTAL BONDS & NOTES (cost $144,173,391).....................                   145,786,691
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $409,603,587).............                   363,409,732
                                                                                                    -------------

                                                     SHORT-TERM SECURITIES -- 2.2%
                       ------------------------------------------------------------------------------------------
                       GOVERNMENT AGENCIES
                       Federal Home Loan Mtg. Disc. Notes 1.72% due 8/1/02 (cost
                         $8,372,000)...............................................     8,372,000       8,372,000
                                                                                                    -------------
                                                     REPURCHASE AGREEMENTS -- 24.4%
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)(2).......................................    28,212,000      28,212,000
                       UBS Warburg, LLC Joint Repurchase Agreement Account (Note
                         3)(2).....................................................    64,000,000      64,000,000
                                                                                                    -------------
                       TOTAL REPURCHASE AGREEMENTS (cost $92,212,000)..............                    92,212,000
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $510,187,587)                         122.5%                                       463,993,732
                       Liabilities in excess of other
                         assets(3) --.............................   (22.5)                                       (85,103,419)
                                                                     ------                                     -------------
                       NET ASSETS --..............................   100.0%                                     $ 378,890,313
                                                                     ======                                     =============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt
              (1) The security or portion thereof is out on loan; see Note 2.
              (2) Includes cash received as collateral for securities out on loan in the amount of $85,200,000.
              (3) Includes a liability for fully collateralized securities on loan.

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS TOTAL RETURN PORTFOLIO             INVESTMENT PORTFOLIO -- JULY 31, 2002
    Massachusetts Financial Services Company                         (UNAUDITED)

                       COMMON STOCK -- 49.9%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 1.6%
                       Automotive -- 0.2%
                       Delphi Corp. ...............................................        80,430   $     801,083

                       Retail -- 1.4%
                       Fortune Brands, Inc. .......................................         8,000         418,400
                       Sears Roebuck & Co. ........................................       159,600       7,528,332
                                                                                                    -------------
                                                                                                        8,747,815
                                                                                                    -------------
                       CONSUMER STAPLES -- 3.5%
                       Food, Beverage & Tobacco -- 2.2%
                       Archer-Daniels-Midland Co...................................       134,966       1,579,102
                       Diageo, PLC.................................................        73,663         893,249
                       Kellogg Co..................................................        80,300       2,765,532
                       Kroger Co.+.................................................       174,890       3,406,857
                       Nestle SA+..................................................         3,918         841,487
                       PepsiCo, Inc................................................        38,200       1,640,308
                       Philip Morris Cos., Inc.....................................        18,400         847,320
                       Safeway, Inc.+..............................................         6,600         183,612

                       Household Products -- 1.3%
                       Gillette Co.................................................        64,400       2,117,472
                       Kimberly-Clark Corp.........................................        40,400       2,466,420
                       Procter & Gamble Co.........................................        33,600       2,990,064
                                                                                                    -------------
                                                                                                       19,731,423
                                                                                                    -------------
                       ENERGY -- 10.0%

                       Energy Services -- 6.2%
                       BJ Services Co.+............................................        39,000       1,243,710
                       BP, PLC ADR.................................................        98,350       4,563,440
                       Dominion Resources, Inc. ...................................         9,000         534,960
                       Entergy Corp. ..............................................        16,200         656,586
                       Exelon Corp. ...............................................        21,400       1,049,670
                       Exxon Mobil Corp. ..........................................       232,676       8,553,170
                       FirstEnergy Corp. ..........................................        36,800       1,131,600
                       FPL Group, Inc. ............................................        24,300       1,376,595
                       Noble Corp. ................................................       130,800       4,237,920
                       Pinnacle West Capital Corp. ................................        47,400       1,611,600
                       Royal Dutch Petroleum Co. ..................................        45,400       2,074,780
                       Schlumberger, Ltd. .........................................       109,000       4,678,280
                       Transocean, Inc. ...........................................        65,100       1,660,050
                       TXU Corp. ..................................................        29,799       1,285,231

                       Energy Sources -- 3.8%
                       Apache Corp. ...............................................        81,668       4,205,902
                       Calpine Corp.+..............................................       436,900       2,171,393
                       Cooper Cameron Corp.+.......................................        39,400       1,693,806
                       Devon Energy Corp. .........................................       132,560       5,525,100
                       Occidental Petroleum Corp. .................................       192,320       5,209,949
                       Unocal Corp. ...............................................        59,900       1,956,334
                                                                                                    -------------
                                                                                                       55,420,076
                                                                                                    -------------

---------------------
    54


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE -- 10.4%
                       Banks -- 3.9%
                       Bank of America Corp. ......................................        66,596   $   4,428,634
                       Comerica, Inc. .............................................        26,900       1,564,504
                       FleetBoston Financial Corp. ................................       212,559       4,931,369
                       Mellon Financial Corp. .....................................       136,700       3,633,486
                       SouthTrust Corp. ...........................................        62,300       1,572,452
                       SunTrust Banks, Inc. .......................................        39,500       2,599,100
                       U.S. Bancorp................................................        17,928         383,480
                       Wachovia Corp. .............................................        65,400       2,341,320

                       Financial Services -- 3.5%
                       American Express Co. .......................................        12,500         440,750
                       Citigroup, Inc. ............................................       193,333       6,484,389
                       Federal Home Loan Mtg. Corp. ...............................        69,720       4,319,154
                       Federal National Mtg. Assoc. ...............................        15,800       1,183,262
                       Merrill Lynch & Co., Inc.+..................................       102,802       3,664,891
                       Morgan Stanley, Dean Witter & Co. ..........................        84,200       3,397,470

                       Insurance -- 3.0%
                       Allstate Corp. .............................................        98,540       3,745,505
                       Chubb Corp. ................................................        52,600       3,413,214
                       CIGNA Corp. ................................................        38,470       3,462,300
                       Hartford Financial Services Group, Inc. ....................        46,640       2,359,984
                       MetLife, Inc. ..............................................        98,410       2,774,178
                       Nationwide Financial Services, Inc., Class A................        39,890       1,231,803
                                                                                                    -------------
                                                                                                       57,931,245
                                                                                                    -------------
                       HEALTHCARE -- 4.7%
                       Drugs -- 3.8%
                       Abbott Laboratories.........................................        13,000         538,330
                       Bristol-Myers Squibb Co. ...................................        51,100       1,197,273
                       Eli Lilly and Co. ..........................................        35,400       2,068,068
                       Merck & Co., Inc. ..........................................       108,500       5,381,600
                       Pfizer, Inc. ...............................................       199,800       6,463,530
                       Pharmacia Corp. ............................................        27,975       1,251,602
                       Schering-Plough Corp. ......................................       125,730       3,206,115
                       Wyeth.......................................................        29,900       1,193,010

                       Health Services -- 0.2%
                       HCA, Inc. ..................................................        16,800         789,600

                       Medical Products -- 0.7%
                       Baxter International, Inc. .................................        54,200       2,163,122
                       Genzyme Corp.+..............................................        85,400       1,945,412
                                                                                                    -------------
                                                                                                       26,197,662
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 2.6%
                       Aerospace & Military Technology -- 0.2%
                       United Technologies Corp. ..................................        13,000         903,500

                       Machinery -- 0.9%
                       Deere & Co. ................................................       113,550       4,771,371

                       Multi-Industry -- 0.7%
                       General Electric Co. .......................................        68,400       2,202,480
                       Tyco International, Ltd. ...................................       133,600       1,710,080

                       Transportation -- 0.8%
                       Burlington Northern Santa Fe Corp. .........................        94,100       2,768,422
                       Norfolk Southern Corp. .....................................        58,400       1,182,600
                       United Parcel Service, Inc., Class B........................        11,900         777,546
                                                                                                    -------------
                                                                                                       14,315,999
                                                                                                    -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 4.7%
                       Broadcasting & Media -- 4.2%
                       Comcast Corp., Class A+.....................................       209,120   $   4,370,608
                       Gannett Co., Inc. ..........................................        38,000       2,732,580
                       New York Times Co., Class A.................................         9,000         407,250
                       Reed International, PLC.....................................       281,400       2,418,512
                       Tribune Co. ................................................        64,900       2,589,510
                       Viacom, Inc., Class B+......................................       253,127       9,854,234
                       Walt Disney Co. ............................................        53,800         953,874
                       Entertainment Products -- 0.2%
                       Eastman Kodak Co. ..........................................        47,100       1,449,738
                       Leisure & Tourism -- 0.3%
                       Harrah's Entertainment, Inc.+...............................         8,900         421,148
                       McDonald's Corp. ...........................................        42,600       1,054,350
                                                                                                    -------------
                                                                                                       26,251,804
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 5.5%
                       Communication Equipment -- 0.2%
                       Motorola, Inc. .............................................        93,340       1,082,744
                       Computers & Business Equipment -- 0.3%
                       Hewlett-Packard Co. ........................................        69,200         979,180
                       International Business Machines Corp. ......................         9,000         633,600
                       Computer Software -- 0.7%
                       Microsoft Corp.+............................................        32,500       1,559,350
                       Oracle Corp.+...............................................       227,500       2,277,047
                       Electronics -- 0.2%
                       Texas Instruments, Inc. ....................................        68,500       1,585,775
                       Telecommunications -- 4.1%
                       Advanced Fibre Communications, Inc.+........................        45,850         789,996
                       AT&T Corp. .................................................       276,750       2,817,315
                       AT&T Corp.(1)...............................................       181,900         754,885
                       AT&T Wireless Services, Inc.+...............................       753,144       3,532,245
                       BellSouth Corp. ............................................        82,300       2,209,755
                       SBC Communications, Inc. ...................................        54,900       1,518,534
                       Sprint Corp. ...............................................        69,199         647,011
                       Telephone and Data Systems, Inc. ...........................        87,590       4,988,250
                       Verizon Communications, Inc. ...............................       119,216       3,934,128
                       Vodafone Group, PLC ADR.....................................       105,316       1,597,644
                                                                                                    -------------
                                                                                                       30,907,459
                                                                                                    -------------
                       MATERIALS -- 4.1%
                       Chemicals -- 1.8%
                       Air Products and Chemicals, Inc. ...........................        40,900       1,809,825
                       Dow Chemical Co. ...........................................        40,800       1,177,896
                       du Pont (E.I.) de Nemours and Co. ..........................        27,800       1,165,098
                       Georgia Gulf Corp. .........................................        33,580         779,056
                       PPG Industries, Inc. .......................................        26,000       1,492,400
                       Praxair, Inc. ..............................................        66,000       3,451,800
                       Forest Products -- 1.3%
                       Bowater, Inc. ..............................................        29,900       1,363,141
                       International Paper Co. ....................................       119,000       4,738,580
                       Owens-Illinois, Inc.+.......................................        69,560         869,500
                       Metals & Minerals -- 1.0%
                       Alcan, Inc. ................................................        16,810         467,318
                       Alcoa, Inc. ................................................       197,520       5,342,916
                                                                                                    -------------
                                                                                                       22,657,530
                                                                                                    -------------

---------------------
    56


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       REAL ESTATE -- 0.7%
                       Real Estate Investment Trusts
                       Equity Office Properties Trust..............................        45,800   $   1,208,204
                       Equity Residential..........................................        86,800       2,321,900
                       Healthcare Realty Trust, Inc. ..............................        10,100         318,150
                                                                                                    -------------
                                                                                                        3,848,254
                                                                                                    -------------
                       UTILITIES -- 2.1%
                       Electric Utilities -- 1.1%
                       NiSource, Inc. .............................................       317,134       6,279,253

                       Gas & Pipeline Utilities -- 1.0%
                       El Paso Corp. ..............................................       139,900       2,021,555
                       National Fuel Gas Co. ......................................       126,500       2,445,245
                       WGL Holdings, Inc. .........................................        41,800       1,020,338
                                                                                                    -------------
                                                                                                       11,766,391
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $312,992,506)......................                   277,775,658
                                                                                                    -------------

                       PREFERRED STOCK -- 0.9%
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.0%
                       Automotive
                       General Motors Corp. 5.25%..................................         8,700         212,280
                                                                                                    -------------
                       ENERGY -- 0.4%
                       Energy Services
                       Dominion Resources, Inc. 9.50%..............................        20,000       1,120,000
                       Duke Energy Corp. 8.00%.....................................        53,300       1,011,634
                       TXU Corp. 9.25%.............................................         6,900         180,159
                                                                                                    -------------
                                                                                                        2,311,793
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 0.3%
                       Communication Equipment
                       Motorola, Inc. 7.00% .......................................        43,400       1,735,132
                                                                                                    -------------
                       UTILITIES -- 0.2%
                       Electric Utilities -- 0.1%
                       NiSource, Inc. 7.75%........................................         9,400         364,720

                       Gas & Pipeline Utilities -- 0.1%
                       Williams Cos., Inc. 9.0%....................................        57,150         440,627
                                                                                                    -------------
                                                                                                          805,347
                                                                                                    -------------
                       TOTAL PREFERRED STOCK (cost $6,917,478).....................                     5,064,552
                                                                                                    -------------

                                             RIGHTS -- 0.0%+
                       ------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS
                       Foreign Government
                       Republic of Venezuela(3)....................................           535               0
                       United Mexican States(3)....................................       461,000             922
                                                                                                    -------------
                       TOTAL RIGHTS (cost $0)......................................                           922
                                                                                                    -------------

                                                           ---------------------

                                                                                       PRINCIPAL
                       BONDS & NOTES -- 39.0%                                           AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.8%
                       Automotive -- 0.6%
                       DaimlerChrysler NA Holding Corp. 7.75% 2003.................   $ 1,000,000   $   1,031,730
                       Ford Motor Co. 7.45% 2031...................................     1,029,000         923,198
                       TRW, Inc. 6.63% 2004........................................       750,000         790,230
                       TRW, Inc. 7.75% 2029........................................       537,000         565,112

                       Housing -- 0.1%
                       CRH America, Inc. 6.95% 2012................................       687,000         739,549

                       Retail -- 0.1%
                       Federated Department Stores, Inc. 8.50% 2003................       465,000         483,623
                                                                                                    -------------
                                                                                                        4,533,442
                                                                                                    -------------
                       CONSUMER STAPLES -- 0.6%
                       Food, Beverage & Tobacco
                       Delhaize America, Inc. 9.00% 2031...........................     1,631,000       1,715,954
                       Dole Food Co., Inc. 7.25% 2009*.............................       669,000         687,826
                       Kellogg Co. 6.00% 2006......................................       450,000         480,119
                       Tyson Foods, Inc. 8.25% 2011................................       511,000         575,105
                                                                                                    -------------
                                                                                                        3,459,004
                                                                                                    -------------
                       ENERGY -- 2.3%
                       Energy Services -- 1.6%
                       Allegheny Energy Supply Co., LLC 7.80% 2011.................       369,000         314,268
                       Amerada Hess Corp. 7.30% 2031...............................       531,000         550,583
                       Coastal Corp. 6.20% 2004....................................       386,000         308,800
                       Conoco Funding Co. 6.35% 2011...............................       647,000         682,152
                       Consolidated Natural Gas Co., Series C 6.25% 2011...........       233,000         230,467
                       Dominion Resources, Inc. 7.60% 2003.........................       217,000         225,381
                       Dominion Resources, Inc. 8.13% 2010.........................     1,275,000       1,411,960
                       DTE Energy Co. 7.05% 2011...................................       345,000         357,192
                       Entergy Mississippi, Inc. 6.20% 2004........................       208,000         216,236
                       Northwestern Corp. 8.75% 2012...............................       473,000         352,438
                       Phillips Petroleum Co. 8.50% 2005...........................     1,504,000       1,695,384
                       PSE&G Power, LLC 6.95% 2012*................................       315,000         275,080
                       PSE&G Power, LLC 7.75% 2011.................................       432,000         406,914
                       PSE&G Power, LLC 8.63% 2031.................................       466,000         413,361
                       Toledo Edison Co. 7.88% 2004................................       640,000         647,904
                       Waterford 3 Funding-Entergy Corp. 8.09% 2017................       251,112         258,552
                       Wisconsin Energy Corp. 5.88% 2006...........................       750,000         789,000

                       Energy Sources -- 0.7%
                       Devon Financing Corp. 6.88% 2011............................     1,760,000       1,871,740
                       Occidental Petroleum Corp. 6.40% 2002.......................     1,496,000       1,524,529
                       Salton Sea Funding Corp. 8.30% 2011.........................       485,719         445,565
                       UtiliCorp United, Inc. 7.00% 2004...........................       108,000         100,160
                                                                                                    -------------
                                                                                                       13,077,666
                                                                                                    -------------
                       FINANCE -- 7.5%
                       Banks -- 1.2%
                       Bank of America Corp. 7.40% 2011............................     1,292,000       1,448,112
                       Dime Bancorp, Inc. 9.00% 2002...............................     1,100,000       1,123,881
                       KFW International Finance, Inc. 4.25% 2005..................     1,850,000       1,912,756
                       Lehman Brothers Holdings, Inc. 7.75% 2005...................       340,000         370,427
                       Lehman Brothers Holdings, Inc. 8.25% 2007...................       762,000         875,721
                       UniCredito Italiano Capital Trust 9.20% 2010*(2)............       612,000         712,772

                       Financial Services -- 6.3%
                       AESOP Funding II, LLC 6.40% 2003*...........................       300,000         301,346
                       Associates Corp. of North America 5.50% 2004................       790,000         819,475
                       Bear Stearns Commercial Mtg. Securities, Inc. 6.80% 2008....       352,916         379,741

---------------------
    58


                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Capital One Auto Finance Trust 4.79% 2009...................   $ 1,750,000   $   1,816,710
                       Certificates Funding Corp. 6.72% 2004*......................     1,171,911       1,257,671
                       Chase Commercial Mtg. Securities Corp. 6.39% 2030...........     1,073,000       1,158,283
                       Chase Commercial Mtg. Securities Corp. 7.54% 2002...........       126,373         139,228
                       Chase Mtg. Finance Trust 6.00% 2017.........................       894,036         921,537
                       Citibank Credit Card Issuance Trust 6.65% 2008..............       943,000       1,008,020
                       Citigroup, Inc. 7.25% 2010..................................       991,000       1,082,212
                       Commercial Series 2000-FL2A 2.06% 2002*.....................       250,060         250,021
                       Countrywide Alternative Loan Trust 8.00% 2030...............       694,000         745,223
                       Countrywide Home Loans 6.85% 2004...........................       863,000         916,929
                       Countrywide Home Loans, Inc. 5.50% 2006.....................       636,000         655,303
                       Credit Suisse First Boston USA, Inc. 6.50% 2012.............     1,617,000       1,604,657
                       Criimi Mae CMBS Corp. 6.70% 2030*...........................       140,000         141,164
                       DBS Capital Funding Corp. 7.66% 2002*(2)....................       478,000         498,315
                       Fleetwood Credit Corp. Grantor Trust 6.90% 2012.............        15,080          15,476
                       Ford Credit Auto Owner Trust 6.42% 2003.....................       296,000         301,455
                       Ford Motor Credit Co. 6.88% 2006............................     1,715,000       1,742,766
                       Ford Motor Credit Co. 7.38% 2009............................       698,000         700,205
                       Ford Motor Credit Co. 7.88% 2010............................       290,000         296,934
                       General Electric Capital Corp. 7.50% 2005...................       424,000         471,068
                       General Electric Capital Corp. 8.70% 2007...................       536,000         624,537
                       General Electric Capital Corp. 8.75% 2007...................       109,000         129,091
                       General Electric Capital Corp. 8.85% 2007...................       140,000         163,563
                       General Electric Capital Corp. 6.75% 2032...................     1,420,000       1,401,952
                       General Motors Acceptance Corp. 5.36% 2004..................       925,000         937,393
                       General Motors Acceptance Corp. 6.88% 2011..................       515,000         508,454
                       General Motors Acceptance Corp. 7.00% 2012..................       346,000         344,007
                       General Motors Acceptance Corp. 7.25% 2011..................       418,000         424,429
                       General Motors Acceptance Corp. 8.00% 2031..................       319,000         316,946
                       GMAC Light Trust 3.90% 2013*(3).............................       505,055         509,475
                       GS Mtg. Securities Corp. II 6.06% 2030......................       460,184         481,285
                       Household Finance Corp. 7.00% 2012..........................       450,000         435,618
                       Household Finance Corp. 7.88% 2007..........................       226,000         237,883
                       Independent National Mtg. Corp. 7.00% 2026..................       424,314         439,827
                       J.P. Morgan Commercial Mtg. Finance Corp. 6.61% 2030........       136,000         147,461
                       Lehman Large Loan 6.95% 2007................................       140,000         153,230
                       MidAmerican Funding, LLC 6.93% 2029.........................       166,000         155,639
                       Morgan Stanley Capital I, Inc. zero coupon 2002.............    25,257,092         856,546
                       Morgan Stanley Deanwitter 3.36% 2002(3).....................       798,418         796,422
                       Morgan Stanley Group, Inc. 6.10% 2006.......................       975,000       1,029,405
                       Natexis Ambs Co., LLC 8.44% 2049............................       323,000         362,516
                       Nisource Finance Corp. 7.50% 2003...........................     1,479,000       1,469,120
                       Pemex Master Trust 9.13% 2010...............................       729,000         781,276
                       Prudential Funding, LLC 6.60% 2008*.........................       688,000         747,277
                       Residential Accredit Loans, Inc. 6.75% 2028.................       490,000         518,479
                       Residential Funding Mtg. Securities I, Inc. 6.00% 2016......     2,260,493       2,322,295
                       Student Loan Marketing Assoc. 5.00% 2004....................       660,000         690,419
                       Summit Acceptance Auto Receivables Trust 7.51% 2007*........       240,000         251,550
                       Union Bank of Norway 7.35% 2049*............................       250,000         258,240
                       Wells Fargo Mtg. Backed Securities Trust 6.00% 2017.........       497,000         505,941
                                                                                                    -------------
                                                                                                       41,667,684
                                                                                                    -------------
                       HEALTHCARE -- 0.5%
                       Health Services
                       HCA, Inc. 6.95% 2012........................................       818,000         802,671
                       HEALTHSOUTH Corp. 6.88% 2005................................       473,000         439,890

                                                           ---------------------


                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Health Services (continued)
                       HEALTHSOUTH Corp. 7.38% 2006................................   $   475,000   $     437,000
                       Tenet Healthcare Corp. 6.38% 2011...........................       924,000         933,913
                                                                                                    -------------
                                                                                                        2,613,474
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 1.7%
                       Aerospace & Military Technology -- 0.8%
                       Northrop Grumman Corp. 7.75% 2031...........................       756,000         817,266
                       Raytheon Co. 5.70% 2003.....................................       979,000       1,009,682
                       Raytheon Co. 6.15% 2008.....................................       698,000         718,500
                       Raytheon Co. 6.45% 2002.....................................     1,268,000       1,269,116
                       Raytheon Co. 7.00% 2028.....................................       288,000         282,050

                       Business Services -- 0.6%
                       Cendant Corp. 6.88% 2006....................................     1,292,000       1,244,445
                       USA Waste Services, Inc. 7.00% 2004.........................       817,000         843,871
                       Waste Management, Inc. 7.38% 2010...........................       603,000         596,084
                       WMX Technologies, Inc. 6.38% 2003...........................       635,000         648,354

                       Machinery -- 0.1%
                       Kennametal, Inc. 7.20% 2012.................................       621,000         635,442

                       Multi-Industry -- 0.1%
                       Loews Corp. 3.13% 2007......................................       776,000         656,651

                       Transportation -- 0.1%
                       Compania SudAmericana de Vapores SA 7.38% 2003..............        50,000          52,046
                       Union Pacific Corp. 6.34% 2003..............................       607,000         635,232
                                                                                                    -------------
                                                                                                        9,408,739
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 1.5%
                       Broadcasting & Media -- 0.9%
                       AOL Time Warner, Inc. 6.15% 2007............................       187,000         157,016
                       Belo Corp. 7.75% 2027.......................................       303,000         261,583
                       Clear Channel Communications, Inc. 7.25% 2003...............       500,000         479,720
                       Clear Channel Communications, Inc. 7.88% 2005...............       197,000         181,266
                       Comcast Cable Communications, Inc. 6.75% 2011...............       332,000         288,936
                       Comcast Cable Communications, Inc. 6.88% 2009...............       539,000         471,935
                       Cox Communications, Inc. 7.75% 2010.........................     1,265,000       1,184,192
                       Fox Sports Networks, LLC 8.88% 2007.........................     1,135,000       1,181,819
                       News America Holdings, Inc. 8.50% 2005......................       175,000         185,216
                       Time Warner Entertainment, Inc. 10.15% 2012.................       830,000         750,810
                       Time Warner, Inc. 6.88% 2018................................       290,000         199,389

                       Leisure & Tourism -- 0.6%
                       American Airlines, Inc. 6.86% 2010..........................       115,019         119,914
                       Continental Airlines, Inc., Series 981A 6.65% 2019..........       450,625         426,264
                       Harrah's Operating Co., Inc. 7.13% 2007.....................       302,000         317,813
                       Hilton Hotels Corp. 5.00% 2006..............................     1,210,000       1,107,392
                       MGM Mirage, Inc. 8.50% 2010.................................     1,161,000       1,190,211
                                                                                                    -------------
                                                                                                        8,503,476
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 1.6%
                       Electronics -- 0.3%
                       Analog Devices, Inc. 4.75% 2005.............................     1,980,000       1,858,824

                       Telecommunications -- 1.3%
                       AT&T Wireless Services, Inc. 7.35% 2006.....................       220,000         171,811
                       Citizens Communications Co. 7.63% 2008......................       956,000         770,297
                       Citizens Communications Co. 8.50% 2006......................       795,000         639,983
                       France Telecom SA 3.64% 2002(4).............................       365,000         354,837
                       Sprint Capital Corp. 5.70% 2003.............................       716,000         622,920

---------------------
    60


                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Sprint Capital Corp. 7.13% 2006.............................   $   710,000   $     546,700
                       TCI Communications Financing III 9.65% 2027.................     2,034,000       1,755,728
                       Telecom de Puerto Rico 6.65% 2006...........................       150,000         155,280
                       Verizon New York, Inc. 6.88% 2012...........................     2,194,000       2,113,327
                                                                                                    -------------
                                                                                                        8,989,707
                                                                                                    -------------
                       MATERIALS -- 0.5%
                       Forest Products -- 0.4%
                       Abitibi-Consolidated, Inc. 8.85% 2030.......................     1,042,000         975,896
                       Weyerhaeuser Co. 6.75% 2012*................................       581,000         609,022
                       Weyerhaeuser Co. 7.38% 2032*................................       314,000         324,415

                       Metals & Minerals -- 0.1%
                       Hanson, PLC 7.88% 2010......................................       587,000         621,568
                                                                                                    -------------
                                                                                                        2,530,901
                                                                                                    -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.4%
                       Foreign Government
                       Republic of Italy 4.63% 2005................................     1,500,000       1,560,530
                       United Mexican States 8.38% 2011............................       401,000         410,624
                                                                                                    -------------
                                                                                                        1,971,154
                                                                                                    -------------
                       REAL ESTATE -- 0.9%
                       Real Estate Companies -- 0.4%
                       EOP Operating LP 6.80% 2009.................................       306,000         320,740
                       Socgen Real Estate Co., LLC 7.64% 2007*(2)..................     1,845,000       2,006,991

                       Real Estate Investment Trusts -- 0.5%
                       Simon Property Group, Inc. 6.75% 2004.......................     1,111,000       1,157,184
                       Vornado Realty Trust 5.63% 2007.............................     1,250,000       1,271,914
                                                                                                    -------------
                                                                                                        4,756,829
                                                                                                    -------------
                       U.S. GOVERNMENT & AGENCIES -- 19.7%
                       U.S. Government Agencies -- 14.5%
                       Federal Home Loan Mtg. Corp. 4.25% 2005.....................     2,188,000       2,268,540
                       Federal Home Loan Mtg. Corp. 5.50% 2006.....................       430,000         459,447
                       Federal Home Loan Mtg. Corp. 6.00% 2011.....................     1,750,000       1,870,680
                       Federal Home Loan Mtg. Corp. 6.50% 2015.....................       608,297         633,766
                       Federal National Mtg Assoc. 4.08% 2031......................       942,000         941,981
                       Federal National Mtg. Assoc. 5.25% 2007.....................     2,500,000       2,645,200
                       Federal National Mtg. Assoc. 5.50% 2006.....................     2,147,000       2,294,885
                       Federal National Mtg. Assoc. 5.72% 2009.....................       385,000         406,962
                       Federal National Mtg. Assoc. 6.00% 2002 -- 2031.............    11,907,442      12,181,897
                       Federal National Mtg. Assoc. 6.50% 2002 -- 2032.............    29,902,364      30,724,679
                       Federal National Mtg. Assoc. 6.63% 2010.....................     3,580,000       3,993,991
                       Federal National Mtg. Assoc. 7.00% 2030 -- 2032.............     1,998,633       2,079,817
                       Federal National Mtg. Assoc. 7.13% 2005.....................     1,000,000       1,103,790
                       Federal National Mtg. Assoc. 7.50% 2030 -- 2032.............     5,509,889       5,807,983
                       Government National Mtg. Assoc. 6.50% 2028..................       714,535         738,650
                       Government National Mtg. Assoc. 7.00% 2027 -- 2032..........    11,434,647      11,944,586
                       Government National Mtg. Assoc. 7.50% 2029..................       346,933         367,312

                       U.S. Treasury Bonds & Notes -- 5.2%
                       United States Treasury Bonds 5.38% 2031.....................     2,735,000       2,762,350
                       United States Treasury Bonds 6.25% 2030.....................     4,863,000       5,414,610
                       United States Treasury Bonds 9.88% 2015.....................       536,000         788,944
                       United States Treasury Bonds 11.88% 2003....................       886,000         999,169
                       United States Treasury Notes 2.88% 2004.....................       438,000         443,694
                       United States Treasury Notes 3.38% 2007.....................     2,648,740       2,793,573
                       United States Treasury Notes 3.50% 2006.....................     1,735,000       1,746,590

                                                           ---------------------


                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Treasury Bonds & Notes (continued)
                       United States Treasury Notes 4.38% 2007.....................   $ 2,711,000   $   2,819,847
                       United States Treasury Notes 4.88% 2012.....................     2,680,000       2,764,795
                       United States Treasury Notes 5.00% 2011@....................     1,351,000       1,409,039
                       United States Treasury Notes 5.50% 2009.....................       560,000         608,843
                       United States Treasury Notes 6.88% 2006.....................     5,743,000       6,501,650
                                                                                                    -------------
                                                                                                      109,517,270
                                                                                                    -------------
                       UTILITIES -- 1.0%
                       Electric Utilities -- 0.7%
                       Hydro Quebec 6.30% 2011.....................................       820,000         882,853
                       Niagara Mohawk Power Corp. 7.25% 2002.......................     1,005,610       1,011,523
                       Niagara Mohawk Power Corp. 7.75% 2006.......................       649,000         715,633
                       Niagara Mohawk Power Corp. 8.77% 2018.......................       123,000         126,114
                       Nisource Finance Corp. 7.88% 2010...........................     1,014,000         993,386
                       Northeast Utilities 8.58% 2006..............................       115,085         126,358
                       NSTAR 8.00% 2010............................................       204,000         231,789

                       Gas & Pipeline Utilities -- 0.3%
                       Kinder Morgan Energy Partners 6.75% 2011....................       494,000         509,052
                       Kinder Morgan Energy Partners 7.40% 2031....................       315,000         314,928
                       Kinder Morgan Energy Partners 7.75% 2032....................       350,000         364,542
                       Valero Energy Corp. 7.50% 2032..............................       511,000         510,785
                                                                                                    -------------
                                                                                                        5,786,963
                                                                                                    -------------
                       TOTAL BONDS & NOTES (cost $213,584,955).....................                   216,816,309
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $533,494,939).............                   499,657,441
                                                                                                    -------------

                       SHORT-TERM SECURITIES -- 10.4%
                       ------------------------------------------------------------------------------------------
                       GOVERNMENT AGENCIES
                       Federal Farm Credit Bank Disc. Notes 1.69% due 8/19/02......    14,000,000      13,988,170
                       Federal Home Loan Bank Disc. Notes 1.72% due 8/1/02.........    43,509,000      43,509,000
                                                                                                    -------------
                       TOTAL SHORT-TERM SECURITIES (cost $57,497,170)..............                    57,497,170
                                                                                                    -------------

                       TOTAL INVESTMENTS -- (cost $590,992,109)      100.2%                                       557,154,611
                       Liabilities in excess of other assets --       (0.2)                                          (855,975)
                                                                     ------                                     -------------
                       NET ASSETS --                                 100.0%                                     $ 556,298,636
                                                                     ======                                     =============

              -----------------------------
              +  Non-income producing securities
              * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
              @ The security or a portion thereof represents collateral for a
                When-issued security.
              ADR -- American Depository Receipt
              (1) When-issued security
              (2) Variable rate security -- the rate reflected as of July 31,
                  2002; maturity date reflects next reset date.
              (3) Fair valued security; see Note 2.
              (4) Security is a "floating rate" bond where the coupon rate fluctuates. The rate steps up or down for each rate downgrade or upgrade. The rate reflected is as of July 31, 2002.

              See Notes to Financial Statements.

---------------------
    62

---------------------

    SUNAMERICA SERIES TRUST
    ASSET ALLOCATION PORTFOLIO             INVESTMENT PORTFOLIO -- JULY 31, 2002
    WM Advisors, Inc.                                                (UNAUDITED)


                       COMMON STOCK -- 46.7%                                           SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.2%
                       Apparel & Textiles -- 0.6%
                       Columbia Sportswear Co.+....................................        6,400   $     223,680
                       Cutter & Buck, Inc.+........................................       63,500         306,705
                       Jones Apparel Group, Inc.+..................................       17,800         605,734
                       Nike, Inc., Class B.........................................       24,200       1,192,818
                       Quiksilver, Inc.+...........................................       24,600         480,438

                       Automotive -- 0.6%
                       General Motors Corp. .......................................        6,800         316,540
                       Monaco Coach Corp.+.........................................       52,600         946,800
                       PACCAR, Inc. ...............................................       27,900       1,069,965
                       Superior Industries International, Inc. ....................        5,500         241,285

                       Housing -- 0.0%
                       Simpson Manufacturing Co., Inc.+............................        3,000         178,050

                       Retail -- 1.0%
                       Costco Wholesale Corp.+.....................................       58,200       2,029,434
                       J.C. Penney Co., Inc. ......................................       57,400       1,010,240
                       May Department Stores Co.+..................................       16,500         506,880
                       Tiffany & Co. ..............................................        9,200         226,688
                       Wal-Mart de Mexico SA de CV ADR.............................       32,000         865,581
                                                                                                   -------------
                                                                                                      10,200,838
                                                                                                   -------------
                       CONSUMER STAPLES -- 3.9%
                       Food, Beverage & Tobacco -- 2.1%
                       Albertson's, Inc. ..........................................       13,900         391,702
                       ConAgra Foods, Inc. ........................................       22,000         552,420
                       Dean Foods Co.+.............................................       18,400         613,456
                       Hershey Foods Corp. ........................................       12,800       1,004,288
                       Kroger Co.+.................................................      268,800       5,236,224
                       PepsiCo, Inc. ..............................................       26,300       1,129,322
                       Starbucks Corp.+............................................       16,500         323,895
                       SUPERVALU, Inc. ............................................       22,000         458,480
                       Whole Foods Market, Inc.+...................................        8,300         364,121

                       Household Products -- 1.8%
                       Avon Products, Inc. ........................................       61,900       2,863,494
                       Estee Lauder Cos., Inc., Class A............................       21,400         648,848
                       Kimberly-Clark Corp. .......................................       31,200       1,904,760
                       Procter & Gamble Co. .......................................       31,700       2,820,983
                                                                                                   -------------
                                                                                                      18,311,993
                                                                                                   -------------
                       EDUCATION -- 0.0%
                       Education
                       Edison Schools, Inc.+.......................................       81,900          80,262
                                                                                                   -------------
                       ENERGY -- 4.4%
                       Energy Services -- 3.8%
                       Baker Hughes, Inc. .........................................       18,800         503,840
                       BP, PLC ADR.................................................       55,000       2,552,000
                       ChevronTexaco Corp. ........................................       10,352         776,400

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Services (continued)
                       Duke Energy Corp. ..........................................       72,800   $   1,855,672
                       Exxon Mobil Corp. ..........................................       48,000       1,764,480
                       FPL Group, Inc. ............................................       55,900       3,166,735
                       Hanover Compressor Co.+.....................................       15,400         135,674
                       Nabors Industries, Ltd.+....................................        7,000         213,640
                       Phillips Petroleum Co. .....................................       11,700         605,475
                       Pinnacle West Capital Corp. ................................       56,500       1,921,000
                       Royal Dutch Petroleum Co. ..................................       54,900       2,508,930
                       Schlumberger, Ltd. .........................................       32,500       1,394,900
                       Southern Co. ...............................................       13,700         394,286

                       Energy Sources -- 0.6%
                       Ocean Energy, Inc. .........................................       37,900         754,210
                       Tribo Petroleum Corp.(1)....................................          500               5
                       Unocal Corp. ...............................................       64,700       2,113,102
                       Valero Energy Corp. ........................................        7,041         239,816
                                                                                                   -------------
                                                                                                      20,900,165
                                                                                                   -------------
                       FINANCE -- 9.7%
                       Banks -- 4.7%
                       Astoria Financial Corp. ....................................       16,800         565,320
                       Bank of America Corp. ......................................       62,000       4,123,000
                       Banner Corp. ...............................................       18,300         364,151
                       Charter One Financial, Inc. ................................       21,615         733,181
                       Comerica, Inc. .............................................        4,600         267,536
                       First State BanCorp. .......................................        7,300         173,375
                       FleetBoston Financial Corp. ................................       79,300       1,839,760
                       Greater Bay Bancorp.........................................        6,700         162,542
                       Greenpoint Financial Corp. .................................       16,200         782,460
                       Key Corp. ..................................................       13,000         341,380
                       Pacific Northwest Bancorp...................................       30,300         832,341
                       PNC Financial Services Group................................       48,200       2,031,630
                       TCF Financial Corp. ........................................       12,900         612,234
                       U.S. Bancorp................................................       67,200       1,437,408
                       Wachovia Corp. .............................................       73,800       2,642,040
                       Washington Federal, Inc. ...................................       37,650         948,780
                       Wells Fargo & Co. ..........................................       84,700       4,307,842

                       Financial Services -- 3.2%
                       A.G. Edwards, Inc. .........................................       18,600         639,840
                       American Capital Strategies, Ltd. ..........................       55,500       1,409,145
                       Charles Schwab Corp. .......................................       29,900         267,605
                       Citigroup, Inc. ............................................       84,000       2,817,360
                       Countrywide Credit Industries, Inc. ........................       12,900         655,449
                       Federal Home Loan Mtg. Corp. ...............................       54,400       3,370,080
                       Federal National Mtg. Assoc.................................       11,500         861,235
                       Fidelity National Financial, Inc. ..........................       22,840         675,836
                       Franklin Resources, Inc. ...................................       13,100         449,723
                       J.P. Morgan Chase & Co.+....................................      127,200       3,174,912
                       Morgan Stanley, Dean Witter & Co. ..........................       14,500         585,075
                       T. Rowe Price Group, Inc. ..................................       17,100         462,213

                       Insurance -- 1.8%
                       ACE, Ltd. ..................................................       14,000         443,380
                       AFLAC, Inc. ................................................       13,000         408,330
                       Allstate Corp. .............................................      123,700       4,701,837
                       Ambac Financial Group, Inc. ................................       11,400         718,542
                       PMI Group, Inc. ............................................       21,400         760,128
                       RenaissanceRe Holdings, Ltd. ...............................        8,100         315,900
                       StanCorp Financial Group, Inc. .............................       14,700         819,966

---------------------
    64


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       XL Capital, Ltd., Class A...................................        4,000   $     296,400
                                                                                                   -------------
                                                                                                      45,997,936
                                                                                                   -------------
                       HEALTHCARE -- 6.4%
                       Drugs -- 4.1%
                       Abbott Laboratories.........................................       12,500         517,625
                       AmerisourceBergen Corp. ....................................       12,200         817,278
                       Antigenics, Inc.+...........................................        3,200          30,752
                       Bristol-Myers Squibb Co. ...................................       72,600       1,701,018
                       Cardinal Health, Inc. ......................................       40,400       2,327,040
                       Corixa Corp.+...............................................      183,500       1,137,700
                       Dendreon Corp.+.............................................      118,700         189,920
                       Dusa Pharmaceuticals, Inc.+.................................       28,400          71,029
                       Eden Bioscience Corp.+......................................       36,200          55,748
                       Express Scripts, Inc., Class A+.............................       16,500         858,000
                       Medicis Pharmaceutical Corp., Class A+......................        9,100         381,472
                       Merck & Co., Inc. ..........................................       40,400       2,003,840
                       Mylan Laboratories, Inc. ...................................      163,700       5,310,428
                       Neose Technologies, Inc.+...................................        5,200          49,140
                       Pain Therapeutics, Inc.+....................................       44,400         350,760
                       Pfizer, Inc. ...............................................       28,500         921,975
                       Pharmacyclics, Inc.+........................................       27,000          96,930
                       Schering-Plough Corp. ......................................       97,200       2,478,600
                       Zymogenetics, Inc.+.........................................       27,400         197,554

                       Health Services -- 0.6%
                       Covance, Inc.+..............................................       41,000         694,540
                       Dianon Systems, Inc.+.......................................        2,200          85,470
                       Health Net, Inc.+...........................................       30,600         684,828
                       Healthsouth Corp.+..........................................       65,200         668,300
                       IMS Health, Inc. ...........................................       35,500         561,610

                       Medical Products -- 1.7%
                       Amgen, Inc.+................................................        4,180         190,775
                       Becton, Dickinson & Co. ....................................       13,000         377,780
                       CuraGen Corp.+..............................................        6,400          41,664
                       Emisphere Technologies, Inc.+...............................       33,700         133,452
                       Genentech, Inc.+............................................        3,300         114,675
                       Guidant Corp.+..............................................       87,100       3,031,080
                       ICOS Corp.+.................................................       24,100         589,462
                       Incyte Genomics, Inc.+......................................       34,000         210,460
                       Johnson & Johnson...........................................       35,100       1,860,300
                       Microvision, Inc.+..........................................       62,500         206,250
                       OraSure Technologies, Inc.+.................................      154,100         691,909
                       Sonosite, Inc.+.............................................       28,800         374,688
                                                                                                   -------------
                                                                                                      30,014,052
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 4.8%
                       Aerospace & Military Technology -- 1.2%
                       Boeing Co. .................................................      104,100       4,322,232
                       General Dynamics Corp. .....................................        4,900         396,508
                       Lockheed Martin Corp. ......................................       13,200         846,252
                       Northrop Grumman Corp. .....................................        2,700         298,890

                       Business Services -- 1.3%
                       Acxiom Corp.+...............................................       47,300         750,178
                       Building Materials Holding Corp.+...........................       42,800         543,560
                       Convergys Corp.+............................................        8,300         125,496
                       First Consulting Group, Inc.+...............................       47,700         346,302
                       First Data Corp. ...........................................       49,800       1,740,510
                       Genuine Parts Co. ..........................................       16,000         491,360

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services (continued)
                       Getty Images, Inc.+.........................................       55,800   $     919,138
                       Greenbrier Cos., Inc. ......................................       47,300         338,195
                       Republic Services, Inc.+....................................       38,100         670,560
                       Robert Half International, Inc.+............................       14,500         289,275

                       Machinery -- 1.2%
                       Federal Signal Corp. .......................................       32,200         673,624
                       Honeywell International, Inc. ..............................      105,500       3,413,980
                       Magna International, Inc., Class A-ADR......................       12,000         705,840
                       Teleflex, Inc. .............................................       13,200         651,288
                       Tredegar Corp. .............................................        9,000         157,500

                       Multi-Industry -- 0.9%
                       General Electric Co. .......................................       41,000       1,320,200
                       Tyco International, Ltd. ...................................      222,500       2,848,000

                       Transportation -- 0.2%
                       Expeditors International of Washington, Inc. ...............       32,400         955,800
                                                                                                   -------------
                                                                                                      22,804,688
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 4.0%
                       Broadcasting & Media -- 1.3%
                       Comcast Corp., Class A+.....................................       88,200       1,843,380
                       Knight-Ridder, Inc. ........................................        6,200         375,410
                       Liberty Media Corp.+........................................      236,800       1,861,248
                       Sirius Satellite Radio, Inc.+...............................       34,100          69,905
                       Univision Communications, Inc., Class A+....................        7,400         211,566
                       Viacom, Inc., Class A+......................................       44,700       1,737,042

                       Entertainment Products -- 1.0%
                       Hollywood Entertainment Corp.+..............................       53,200         857,584
                       K2, Inc.+...................................................       26,200         202,002
                       Mattel, Inc. ...............................................      195,000       3,667,950

                       Leisure & Tourism -- 1.7%
                       Alaska Air Group, Inc.+.....................................        6,000         141,000
                       Carnival Corp. .............................................      201,500       5,339,750
                       Intrawest Corp. ............................................       50,400         710,640
                       Papa John's International, Inc.+............................       11,800         372,526
                       Westcoast Hospitality Corp.+................................       91,100         546,600
                       Yum! Brands, Inc.+..........................................       22,600         698,340
                                                                                                   -------------
                                                                                                      18,634,943
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 8.0%
                       Communication Equipment -- 0.6%
                       Gilat Satellite Networks, Ltd.+.............................      157,900         107,372
                       Motorola, Inc. .............................................      237,000       2,749,200

                       Computers & Business Equipment -- 1.8%
                       Advanced Digital Information Corp.+.........................      126,500         657,800
                       Diebold, Inc. ..............................................       38,200       1,301,474
                       Electronics for Imaging, Inc.+..............................       42,400         658,472
                       Hewlett-Packard Co. ........................................      107,100       1,515,465
                       InFocus Corp.+..............................................       77,700         891,996
                       International Business Machines Corp. ......................       33,900       2,386,560
                       RadiSys Corp.+..............................................       31,000         289,850
                       Synopsys, Inc.+.............................................       16,100         688,597
                       Systems & Computer Technology Corp.+........................       17,700         149,742

---------------------
    66


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Services -- 0.1%
                       Intraware, Inc.+............................................      303,900   $     240,081
                       Computer Software -- 2.4%
                       Adobe Systems, Inc. ........................................        2,000          47,920
                       BMC Software, Inc.+.........................................      210,700       2,833,915
                       BSQUARE Corp.+..............................................      304,400         532,700
                       Cognizant Technology Solutions Corp.+.......................        7,900         462,329
                       Computer Associates International, Inc. ....................      181,600       1,696,144
                       E.piphany, Inc.+............................................       24,800          98,208
                       Electronic Data Systems Corp. ..............................       14,800         544,196
                       Informatica Corp.+..........................................       21,600         150,336
                       Made2Manage Systems, Inc. ..................................       28,100          99,755
                       Microsoft Corp.+............................................       54,200       2,600,516
                       NetIQ Corp.+................................................       25,900         513,079
                       Nuance Communications, Inc.+................................       56,400         169,200
                       Onyx Software Corp.+........................................      396,550       1,074,650
                       Peoplesoft, Inc.+...........................................       31,700         569,966
                       Rational Software Corp.+....................................        8,800          59,136
                       Siebel Systems, Inc.+.......................................        6,000          56,400

                       Electronics -- 1.5%
                       Applied Materials, Inc.+....................................        4,000          59,480
                       Arrow Electronics, Inc.+....................................       19,200         327,744
                       Atmel Corp.+................................................       16,600          52,124
                       Credence Systems Corp.+.....................................       61,900         848,030
                       Digimarc Corp.+.............................................       55,100         541,082
                       Electro Scientific Industries, Inc.+........................       45,800         822,568
                       Emerson Electric Co. .......................................        8,300         422,885
                       FEI Co.+....................................................       58,000       1,060,240
                       Intel Corp. ................................................       11,400         214,206
                       KLA-Tencor Corp.+...........................................        2,200          86,658
                       Lattice Semiconductor Corp.+................................       46,000         299,046
                       Microchip Technology, Inc.+.................................       28,050         617,661
                       Micron Technology, Inc.+....................................       11,400         222,186
                       Pixelworks, Inc.+...........................................      146,050         873,379
                       Semitool, Inc.+.............................................       23,950         178,427
                       Tektronix, Inc.+............................................       25,500         475,320
                       TriQuint Semiconductor, Inc.+...............................       20,900         138,358

                       Internet Content -- 0.1%
                       Click2Learn, Inc.+..........................................      177,600         133,200
                       Corillian Corp.+............................................      221,500         276,875

                       Internet Software -- 0.2%
                       Interwoven, Inc.+...........................................       61,100         147,862
                       Lionbridge Technologies, Inc.+..............................      176,500         218,860
                       Primus Knowledge Solutions, Inc.+...........................      301,600         132,704
                       WatchGuard Technologies, Inc.+..............................       78,200         396,396

                       Telecommunications -- 1.3%
                       ALLTEL Corp. ...............................................       10,600         429,512
                       Amdocs, Ltd.+...............................................        7,800          57,330
                       AT&T Corp. .................................................       99,400       1,011,892
                       CommScope, Inc.+............................................       35,000         262,500
                       Latitude Communications, Inc.+..............................      196,500         312,435
                       Metro One Telecommunications, Inc.+.........................       18,000         267,300
                       SBC Communications, Inc. ...................................       87,400       2,417,484
                       United States Cellular Corp.+...............................       19,400         506,340
                       Verizon Communications, Inc. ...............................       28,400         937,200
                                                                                                   -------------
                                                                                                      37,892,343
                                                                                                   -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS -- 1.1%
                       Chemicals -- 0.2%
                       Dow Chemical Co. ...........................................       12,800   $     369,536
                       du Pont (E.I.) de Nemours and Co. ..........................        6,600         276,606
                       PPG Industries, Inc. .......................................        5,300         304,220

                       Forest Products -- 0.5%
                       Louisiana-Pacific Corp. ....................................       97,600         772,992
                       Plum Creek Timber Co., Inc. ................................       26,800         763,800
                       Weyerhaeuser Co. ...........................................       11,300         663,875

                       Metals & Minerals -- 0.4%
                       Alcoa, Inc. ................................................       12,600         340,830
                       Oregon Steel Mills, Inc.+...................................       85,200         613,440
                       Precision Castparts Corp. ..................................       16,300         427,060
                       Schnitzer Steel Industries, Inc. ...........................       25,400         552,196
                                                                                                   -------------
                                                                                                       5,084,555
                                                                                                   -------------
                       REAL ESTATE -- 1.7%
                       Real Estate Investment Trusts
                       AMB Property Corp. .........................................       19,100         564,405
                       Apartment Investment & Management Co., Class A..............        7,000         314,720
                       Arden Realty Group, Inc. ...................................        8,800         228,624
                       CarrAmerica Realty Corp. ...................................        7,100         195,250
                       Duke Realty Corp. ..........................................       13,000         334,750
                       Equity Office Properties Trust..............................       25,500         672,690
                       Equity Residential..........................................       24,000         642,000
                       General Growth Properties, Inc. ............................        6,000         290,880
                       Health Care Property Investors, Inc. .......................       50,600       2,216,786
                       Nationwide Health Properties, Inc. .........................       54,400       1,005,312
                       Shurgard Storage Centers, Inc. .............................       20,400         714,000
                       Simon Property Group, Inc. .................................       15,200         547,048
                       Taubman Centers, Inc. ......................................       11,000         163,020
                                                                                                   -------------
                                                                                                       7,889,485
                                                                                                   -------------
                       UTILITIES -- 0.5%
                       Electric Utilities -- 0.4%
                       NiSource, Inc. .............................................      100,400       1,987,920

                       Gas & Pipeline Utilities -- 0.1%
                       El Paso Corp. ..............................................       41,000         592,450
                                                                                                   -------------
                                                                                                       2,580,370
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $282,247,120)......................                  220,391,630
                                                                                                   -------------
                                                                                      PRINCIPAL
                                          BONDS & NOTES -- 45.0%                       AMOUNT
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.6%
                       Automotive -- 0.3%
                       Ford Motor Co. 6.38% 2029...................................  $ 1,200,000         936,228
                       TRW, Inc. 7.75% 2029........................................      500,000         526,175

                       Retail -- 0.3%
                       Target Corp. 8.50% 2022.....................................    1,150,000       1,195,885
                                                                                                   -------------
                                                                                                       2,658,288
                                                                                                   -------------

---------------------
    68


                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 0.8%
                       Food, Beverage & Tobacco
                       ConAgra, Inc. 8.25% 2030....................................  $ 1,500,000   $   1,722,825
                       Fred Meyer, Inc. 7.45% 2008.................................      800,000         884,112
                       Philip Morris Cos., Inc. 7.50% 2004.........................      920,000         981,861
                                                                                                   -------------
                                                                                                       3,588,798
                                                                                                   -------------
                       ENERGY -- 1.3%
                       Energy Services -- 0.8%
                       Arizona Public Service Co. 6.50% 2012.......................    1,000,000       1,020,570
                       Hanover Compress Co. 4.75% 2008.............................      500,000         369,375
                       Petrobas International Finance Co. 9.75% 2011...............    1,500,000       1,050,000
                       Phillips Petroleum Co. 8.75% 2010...........................    1,250,000       1,492,125

                       Energy Sources -- 0.5%
                       Burlington Resources Finance Co. 6.68% 2011.................    1,000,000       1,063,140
                       Covanta Energy Corp. 9.25% 2022(2)..........................    1,500,000         930,000
                       Tri Union Development Corp. 12.50% 2006(2)..................      500,000         315,000
                                                                                                   -------------
                                                                                                       6,240,210
                                                                                                   -------------
                       FINANCE -- 6.3%
                       Banks -- 0.9%
                       Bank of America Corp. 7.40% 2011............................    1,775,000       1,989,473
                       Morgan Stanley Group, Inc. 6.75% 2011.......................    1,000,000       1,046,070
                       Wells Fargo & Co. 6.63% 2004................................    1,185,000       1,270,181

                       Financial Services -- 5.4%
                       Aames Mtg. Trust 7.18% 2002.................................    2,000,000       2,159,831
                       Boeing Capital Corp. 5.65% 2006.............................    1,250,000       1,309,063
                       CIT Group, Inc. 7.38% 2007..................................      500,000         511,049
                       Citigroup, Inc. 6.75% 2005..................................      750,000         806,910
                       Citigroup, Inc. 7.25% 2010..................................    1,750,000       1,911,070
                       Discover Card Master Trust I 2.39% 2002.....................      700,000         697,151
                       DVI, Inc. 9.88% 2004........................................    2,000,000       1,962,500
                       First Union-Lehman Brothers Commercial Mtg. Trust 6.60%
                         2029......................................................    2,040,772       2,166,114
                       Ford Motor Credit Co. 7.38% 2011............................    1,200,000       1,193,724
                       General Motors Acceptance Corp. 7.75% 2010..................    1,750,000       1,837,657
                       GMAC Home Equity Loan Trust 5.29% 2027......................      750,000         776,690
                       Household Finance Corp. 6.00% 2004..........................    1,440,000       1,461,830
                       J.P. Morgan Chase & Co. 5.35% 2007..........................    1,000,000       1,021,070
                       J.P. Morgan Chase & Co. 6.75% 2011..........................    1,750,000       1,828,610
                       Legg Mason, Inc. 6.75% 2008.................................      500,000         533,000
                       Merrill Lynch & Co., Inc. 6.00% 2009........................    1,750,000       1,795,990
                       Norwest Asset Securities Corp. 6.50% 2029...................      829,393         861,532
                       The Goldman Sachs Group, Inc. 6.88% 2011....................    1,750,000       1,841,385
                       Tokai Preferred Capital Co., LLC 9.98% 2008*(3).............      750,000         645,699
                                                                                                   -------------
                                                                                                      29,626,599
                                                                                                   -------------
                       HEALTHCARE -- 2.0%
                       Drugs -- 0.8%
                       Cardinal Health, Inc. 6.75% 2011............................    1,500,000       1,577,775
                       IVAX Corp. 4.50% 2008.......................................    1,500,000       1,171,875
                       IVAX Corp. 4.50% 2008*......................................    1,000,000         766,400

                       Health Services -- 1.1%
                       HCA-The Healthcare Co. 8.75% 2010...........................    1,500,000       1,633,755
                       HIH Capital, Ltd. 7.50% 2006................................      500,000         197,500
                       Omnicare, Inc. 5.00% 2007...................................    2,250,000       2,021,850
                       Tenet Healthcare Corp. 5.38% 2006...........................    1,500,000       1,523,608

                                                           ---------------------


                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 0.1%
                       CuraGen Corp. 6.00% 2007+...................................  $   500,000   $     338,750
                       Incyte Genomics, Inc. 5.50% 2007............................      500,000         350,650
                                                                                                   -------------
                                                                                                       9,582,163
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 2.2%
                       Aerospace & Military Technology -- 0.4%
                       Lockheed Martin Corp. 8.50% 2029............................    1,500,000       1,818,525

                       Business Services -- 1.0%
                       Allied Waste North America, Inc. 10.00% 2009................    1,250,000       1,125,000
                       Cendant Corp. 6.88% 2006....................................    1,000,000         963,193
                       Getty Images, Inc. 5.00% 2007...............................    2,000,000       1,585,000
                       Waste Management, Inc. 7.38% 2010...........................    1,045,000       1,033,014
                       Transportation -- 0.8%
                       Burlington Northern Santa Fe Corp. 7.08% 2029...............    2,000,000       2,093,960
                       Norfolk Southern Corp. 7.25% 2031...........................    1,250,000       1,337,562
                       Norfolk Southern Corp. 7.80% 2027...........................      500,000         566,580
                                                                                                   -------------
                                                                                                      10,522,834
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 3.3%
                       Broadcasting & Media -- 1.1%
                       AOL Time Warner, Inc. 6.15% 2007............................      750,000         629,745
                       AOL Time Warner, Inc. 7.63% 2031............................    1,200,000         905,364
                       COX Enterprises, Inc. 7.88% 2010*...........................    1,900,000       1,730,900
                       Olympus Communications LP 10.63% 2006(2)....................    1,000,000         740,000
                       Reed Elsevier Capital, Inc. 6.75% 2011......................    1,000,000       1,057,560

                       Leisure & Tourism -- 2.2%
                       Mandalay Resort Group 10.25% 2007...........................    2,500,000       2,637,500
                       Mikohn Gaming Corp. 11.88% 2008.............................      250,000         200,000
                       Northwest Airlines, Inc. 8.97% 2015.........................      138,218         133,310
                       Park Place Entertainment Corp. 7.50% 2009...................    1,500,000       1,467,112
                       Park Place Entertainment Corp. 9.38% 2007...................    1,000,000       1,035,000
                       Riviera Holdings Corp. 11.00% 2010*.........................    2,000,000       1,940,000
                       Southwest Airlines Co. 5.50% 2006...........................    1,500,000       1,525,110
                       United AirLines, Inc. 7.19% 2011............................    1,717,759       1,481,774
                                                                                                   -------------
                                                                                                      15,483,375
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 5.7%
                       Computers & Business Equipment -- 0.1%
                       HMT Technology Corp. 5.75% 2004(2)..........................    1,000,000          50,000
                       RadiSys Corp. 5.50% 2007....................................      500,000         400,625

                       Computer Software -- 1.7%
                       Arbor Software Corp. 4.50% 2005.............................    1,978,000       1,795,035
                       Bea Systems, Inc. 4.00% 2006................................    1,500,000       1,137,900
                       Networks Associates, Inc. zero coupon 2018..................    5,500,000       2,550,900
                       Rational Software Corp. 5.00% 2007..........................    2,500,000       1,959,375
                       Siebel Systems, Inc. 5.50% 2006.............................      500,000         474,000

                       Electronics -- 2.3%
                       Analog Devices, Inc. 4.75% 2005.............................    4,000,000       3,755,200
                       Conexant Systems, Inc. 4.00% 2007...........................    1,750,000         673,750
                       Cypress Semiconductor Corp. 3.75% 2005......................    1,500,000       1,220,400
                       LSI Logic Corp. 4.00% 2005..................................    3,000,000       2,422,500
                       Triquint Semiconductor, Inc. 4.00% 2007.....................    2,000,000       1,405,000
                       Vitesse Semiconductor Corp. 4.00% 2005......................    2,000,000       1,396,000

                       Telecommunications -- 1.6%
                       Adaptec, Inc. 4.75% 2004....................................    3,750,000       3,562,500
                       Deutsche Telekom International 8.00% 2010(4)................    1,000,000       1,024,800
                       Extreme Networks, Inc. 3.50% 2006...........................      500,000         426,875

---------------------
    70


                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Qwest Corp. 8.88% 2012*.....................................  $ 1,000,000   $     795,910
                       Vodafone Group, PLC 7.75% 2010..............................    1,800,000       1,925,046
                                                                                                   -------------
                                                                                                      26,975,816
                                                                                                   -------------
                       MATERIALS -- 0.6%
                       Chemicals -- 0.3%
                       Praxair, Inc. 6.50% 2008....................................    1,500,000       1,624,920

                       Forest Products -- 0.2%
                       Champion International Corp. 7.15% 2027.....................    1,000,000         996,810

                       Metals & Minerals -- 0.1%
                       Pen Holdings, Inc. 9.88% 2008(2)............................      750,000         232,500
                                                                                                   -------------
                                                                                                       2,854,230
                                                                                                   -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.2%
                       Foreign Government
                       United Mexican States 9.88% 2010............................    1,000,000       1,112,800
                                                                                                   -------------
                       REAL ESTATE -- 0.7%
                       Real Estate Investment Trusts
                       Nationwide Health Properties, Inc. 7.06% 2006...............    2,500,000       2,622,450
                       Shurgard Storage Centers, Inc. 7.50% 2004...................      500,000         525,834
                                                                                                   -------------
                                                                                                       3,148,284
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 20.5%
                       U.S. Government Agencies -- 19.9%
                       Federal Home Loan Mtg. Corp. 4.25% 2005.....................    1,000,000       1,036,810
                       Federal Home Loan Mtg. Corp. 5.50% 2031.....................    1,406,184       1,386,849
                       Federal Home Loan Mtg. Corp. 6.00% 2017 -- 2031.............    5,552,131       5,676,255
                       Federal Home Loan Mtg. Corp. 6.50% 2014 -- 2032.............    2,399,973       2,489,427
                       Federal Home Loan Mtg. Corp. 7.00% 2015 -- 2032.............    5,773,800       6,068,621
                       Federal Home Loan Mtg. Corp. 7.50% 2030 -- 2031.............    3,860,420       4,066,682
                       Federal Home Loan Mtg. Corp. 8.00% 2030.....................      752,613         801,533
                       Federal National Mtg. Assoc. 4.79% 2002.....................    1,332,770       1,268,211
                       Federal National Mtg. Assoc. 6.00% 2018 -- 2032.............    9,581,876       9,666,228
                       Federal National Mtg. Assoc. 6.25% 2011.....................    2,000,000       2,151,140
                       Federal National Mtg. Assoc. 6.50% 2019 -- 2032.............   12,301,155      12,648,126
                       Federal National Mtg. Assoc. 7.00% 2015 -- 2031.............    5,778,567       6,033,683
                       Federal National Mtg. Assoc. 7.50% 2028 -- 2031.............    9,233,822       9,747,671
                       Federal National Mtg. Assoc. 8.00% 2016.....................    3,256,021       3,440,181
                       Federal National Mtg. Assoc. 9.30% 2002.....................    2,159,416       2,270,086
                       Government National Mtg. Assoc. 6.00% 2032..................    1,494,912       1,508,456
                       Government National Mtg. Assoc. 6.50% 2023 -- 2032..........   17,133,659      17,767,806
                       Government National Mtg. Assoc. 7.00% 2022 -- 2028..........    1,190,117       1,248,410
                       Government National Mtg. Assoc. 7.50% 2028 -- 2031..........    4,470,724       4,787,981

                       U.S. Treasury Bonds & Notes -- 0.6%
                       United States Treasury Bonds 5.38% 2031.....................      750,000         757,500
                       United States Treasury Notes 5.00% 2011.....................    2,000,000       2,091,940
                                                                                                   -------------
                                                                                                      96,913,596
                                                                                                   -------------
                       UTILITIES -- 0.8%
                       Electric Utilities -- 0.2%
                       Niagara Mohawk Power Corp. 7.75% 2006.......................    1,000,000       1,102,670

                                                           ---------------------


                                                                                      PRINCIPAL
                                        BONDS & NOTES (CONTINUED)                      AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Gas & Pipeline Utilities -- 0.6%
                       Consolidated Natural Gas Co. 6.85% 2011.....................  $ 1,250,000   $   1,292,237
                       El Paso Natural Gas Co. 7.50% 2026..........................    1,800,000       1,446,120
                                                                                                   -------------
                                                                                                       3,841,027
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $210,636,513).....................                  212,548,020
                                                                                                   -------------

                                            WARRANTS -- 0.0%+                          SHARES
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Leisure & Tourism
                       Mikohn Gaming Corp. Expires 08/15/2008(1) (cost $0).........          250             250
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $492,883,633).............                  432,939,900
                                                                                                   -------------

                                                                                      PRINCIPAL
                                       REPURCHASE AGREEMENT -- 6.5%                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 1.72%, dated 07/31/02, to be repurchased
                         08/01/02 in the amount of $30,596,462 and collateralized
                         by $27,500,000 of United States Treasury Notes, bearing
                         interest at 7.88%, due 11/15/04 and having an approximate
                         value of $31,212,500 (cost $30,595,000)...................   30,595,000      30,595,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $523,478,633)                            98.2%                                    463,534,900
                       Other assets less liabilities --                  1.8                                       8,652,056
                                                                       ------                                  -------------
                       NET ASSETS --                                   100.0%                                   $472,186,956
                                                                       ======                                  =============

              -----------------------------

               +  Non-income producing securities
               * Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
              ADR -- American Depository Receipt
              (1) Fair valued security; see Note 2.
              (2) Bond in default
              (3) Variable rate security -- the rate reflected as of July 31,
                  2002; maturity date reflects next reset date.
              (4) Security is a "step-up" bond where the coupon rate increases or steps up at a predetermined rate. Rate shown reflects the increased rate.

              See Notes to Financial Statements.

---------------------
    72

---------------------

    SUNAMERICA SERIES TRUST
    TELECOM UTILITY PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2002
    Federated Investment Counseling                                  (UNAUDITED)

                                          COMMON STOCK -- 61.5%                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       ENERGY -- 28.6%
                       Energy Services -- 27.4%
                       Allegheny Energy, Inc. .....................................       18,600    $   391,530
                       Alliant Energy Corp. .......................................       39,700        759,461
                       Amerada Hess Corp. .........................................        2,200        150,480
                       American Electric Power Co., Inc. ..........................       29,100        957,681
                       ChevronTexaco Corp. ........................................        2,000        150,000
                       Conoco, Inc. ...............................................       12,300        296,676
                       Consol Energy, Inc. ........................................       16,300        228,200
                       Consolidated Edison, Inc. ..................................       21,900        938,415
                       Constellation Energy Group, Inc. ...........................       12,200        340,014
                       Diamond Offshore Drilling, Inc. ............................       19,500        456,300
                       DPL, Inc. ..................................................        7,500        139,500
                       DTE Energy Co. .............................................       10,200        417,792
                       Duke Energy Corp. ..........................................        8,100        206,469
                       Endesa SA ADR...............................................       45,400        506,210
                       Energy East Corp. ..........................................       30,100        626,983
                       Eni SpA.....................................................        1,900        142,747
                       Entergy Corp. ..............................................        8,500        344,505
                       Exelon Corp. ...............................................       18,200        892,710
                       Great Plains Energy, Inc. ..................................       36,500        735,475
                       IDACORP, Inc. ..............................................       11,000        280,720
                       Marathon Oil Corp. .........................................        6,700        162,408
                       Northeast Utilities+ .......................................       54,500        907,425
                       Pinnacle West Capital Corp. ................................       28,900        982,600
                       PNM Resources, Inc. ........................................        7,600        151,620
                       Potomac Electric Power Co. .................................       14,100        281,013
                       Progress Energy, Inc. ......................................       25,900      1,210,825
                       Public Service Enterprise Group, Inc. ......................        4,300        148,565
                       SCANA Corp. ................................................       24,800        735,320
                       Schlumberger, Ltd. .........................................        4,900        210,308
                       Southern Co. ...............................................       51,000      1,467,780
                       TXU Corp. ..................................................        2,100         90,573
                       Weststar Energy, Inc. ......................................       12,100        141,812
                       Wisconsin Energy Corp. .....................................       13,900        352,087
                       WPS Resources Corp. ........................................        9,700        353,080
                       Energy Sources -- 1.2%
                       Aquila, Inc. Delaware.......................................       68,100        636,735
                       NRG Energy, Inc. ...........................................       34,300         90,895
                                                                                                    ------------
                                                                                                     16,884,914
                                                                                                    ------------
                       INFORMATION TECHNOLOGY -- 14.7%
                       Telecommunications
                       ALLTEL Corp. ...............................................       17,500        709,100
                       AT&T Corp. .................................................       93,261        949,392
                       BCE, Inc. ..................................................       33,900        560,367
                       BellSouth Corp. ............................................       21,800        585,330
                       MDU Resources Group, Inc. ..................................        9,600        216,576
                       SBC Communications, Inc. ...................................       95,200      2,633,232
                       Sprint Corp. (FON Group) ...................................        7,600         71,060
                       Telecom Italia SpA ADR......................................        5,100        401,778
                       Verizon Communications, Inc. ...............................       78,400      2,587,200
                                                                                                    ------------
                                                                                                      8,714,035
                                                                                                    ------------

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS -- 0.3%
                       Chemicals
                       du Pont (E.I.) de Nemours and Co............................        4,100    $   171,831
                                                                                                    ------------
                       REAL ESTATE -- 3.2%
                       Real Estate Investment Trusts
                       AMB Property Corp. .........................................        8,500        251,175
                       Archstone Smith Trust.......................................        6,000        152,400
                       Equity Office Properties Trust..............................        6,100        160,918
                       Highwoods Properties, Inc. .................................        5,600        149,240
                       iStar Financial, Inc. ......................................       30,500        901,275
                       Public Storage, Inc. .......................................        4,000        151,000
                       Vornado Realty Trust........................................        3,500        152,425
                                                                                                    ------------
                                                                                                      1,918,433
                                                                                                    ------------
                       UTILITIES -- 14.7%
                       Electric Utilities -- 3.6%
                       Korea Electric Power Corp. ADR..............................       30,300        309,969
                       National Grid Group, PLC....................................        8,500        292,825
                       NiSource, Inc. .............................................        9,200        182,160
                       NSTAR.......................................................       22,500        963,000
                       OGE Energy Corp. ...........................................       20,700        413,793



                       Gas & Pipeline Utilities -- 10.8%
                       El Paso Corp. ..............................................       42,700        617,015
                       KeySpan Corp. ..............................................       42,000      1,465,800
                       National Fuel Gas Co. ......................................       17,000        328,610
                       NICOR, Inc. ................................................       42,700      1,152,900
                       Peoples Energy Corp. .......................................       41,300      1,450,043
                       Piedmont Natural Gas Co., Inc. .............................       10,200        344,760
                       Questar Corp. ..............................................        9,500        214,700
                       Sempra Energy...............................................       19,100        404,920
                       Tidewater, Inc. ............................................        5,500        148,060
                       Vectren Corp. ..............................................        9,800        232,260



                       Telephone -- 0.3%
                       Telefonos de Mexico SA de CV ADR............................        5,800        167,620
                                                                                                    ------------
                                                                                                      8,688,435
                                                                                                    ------------
                       TOTAL COMMON STOCK (cost $44,411,393).......................                  36,377,648
                                                                                                    ------------
                                                       PREFERRED STOCK -- 27.6%
                       -----------------------------------------------------------------------------------------
                       ENERGY -- 21.4%
                       Energy Services -- 21.2%
                       Ameren Corp. 9.75%..........................................        9,500        262,200
                       American Electric Power Co., Inc. 9.25%.....................       27,700      1,175,311
                       Cinergy Corp. (Convertible) 9.50%...........................       54,200      3,010,268
                       CMS Energy Corp. (Convertible) 7.25%........................       11,000        160,600
                       Dominion Resources, Inc. 9.50%..............................       16,200        907,200
                       Duke Energy Corp. 8.00%.....................................       61,900      1,174,862
                       El Paso Corp. 6.625%........................................       41,800        407,550
                       FPL Group, Inc. 8.50%.......................................       55,500      2,963,145
                       PPL Capital Funding Trust I 7.75%...........................       24,200        451,330
                       TXU Corp. 8.75%.............................................       43,400      2,023,742



                       Energy Sources -- 0.2%
                       Calpine Capital Trust II 5.50%(1)...........................        6,000        139,500
                                                                                                    ------------
                                                                                                     12,675,708
                                                                                                    ------------

---------------------
    74


                       PREFERRED STOCK (CONTINUED)                                      SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 1.5%
                       Electrical Equipment
                       Keyspan Corp. 8.75%.........................................       18,100    $   903,733
                                                                                                    ------------
                       INFORMATION TECHNOLOGY -- 1.7%
                       Telecommunications
                       ALLTEL Corp. 7.75% (Convertible)(2).........................       23,300        992,580
                                                                                                    ------------
                       UTILITIES -- 3.0%
                       Electric Utilities -- 0.9%
                       NiSource, Inc. 7.75%........................................       14,300        554,840

                       Gas & Pipeline Utilities -- 2.1%
                       El Paso Corp. 9.00%.........................................       21,000        835,800
                       Sempra Energy 8.50%.........................................       17,300        373,680
                                                                                                    ------------
                                                                                                      1,764,320
                                                                                                    ------------
                       TOTAL PREFERRED STOCK (cost $18,170,752)....................                  16,336,341
                                                                                                    ------------
                                                                                      PRINCIPAL
                                                         BONDS & NOTES -- 1.6%          AMOUNT
                       -----------------------------------------------------------------------------------------
                       ENERGY -- 1.6%
                       Energy Services -- 1.3%
                       AES Corp. 4.50% 2005........................................   $  300,000         63,750
                       Mirant Corp. 2.50% 2021.....................................    1,500,000        723,750

                       Energy Sources -- 0.3%
                       Calpine Corp. 4.00% 2006....................................      250,000        137,812
                                                                                                    ------------
                       TOTAL BONDS & NOTES (cost $1,574,463).......................                     925,312
                                                                                                    ------------
                       TOTAL INVESTMENT SECURITIES (cost $64,156,608)..............                  53,639,301
                                                                                                    ------------

                                                     SHORT-TERM SECURITIES -- 2.8%
                       -----------------------------------------------------------------------------------------
                       TIME DEPOSIT
                       Euro Time Deposit with State Street Bank & Trust Co. 0.85%
                         due 8/01/02 (cost $1,641,000).............................    1,641,000      1,641,000
                                                                                                    ------------

                       TOTAL INVESTMENTS --
                         (cost $65,797,608)                              93.50%                                   55,280,301
                       Other assets less liabilities --                   6.5                                      3,817,303
                                                                        ------                                  ------------
                       NET ASSETS --                                    100.00%                                 $ 59,097,604
                                                                        ======                                  ============

              -----------------------------

              ADR -- American Depository Receipt

              + Non-income producing securities

              (1) Variable rate security -- the rate reflected as of July 31,
                  2002; maturity date reflects next reset date.

              (2) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INCOME PORTFOLIO                INVESTMENT PORTFOLIO -- JULY 31, 2002
    U.S. BanCorp Asset Management                                    (UNAUDITED)

                       COMMON STOCK -- 93.7%                                           SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 1.1%
                       Automotive -- 0.5%
                       Ford Motor Co. .............................................      2,421    $    32,611

                       Retail -- 0.6%
                       Target Corp. ...............................................      1,200         40,020
                                                                                                  -----------
                                                                                                       72,631
                                                                                                  -----------
                       CONSUMER STAPLES -- 12.5%
                       Food, Beverage & Tobacco -- 10.5%
                       Anheuser-Busch Cos., Inc. ..................................      1,350         69,809
                       Cadbury Schweppes, PLC ADR..................................      3,450         97,255
                       Coca-Cola Co. ..............................................        800         39,952
                       General Mills, Inc. ........................................      1,800         74,610
                       H.J. Heinz Co. .............................................      1,950         74,978
                       Kraft Foods, Inc., Class A..................................      2,240         82,880
                       PepsiCo, Inc. ..............................................      2,550        109,497
                       Philip Morris Cos., Inc. ...................................      1,500         69,075
                       Sara Lee Corp. .............................................      1,650         30,921
                       Sysco Corp. ................................................      3,150         82,057

                       Household Products -- 2.0%
                       Colgate-Palmolive Co. ......................................        450         23,108
                       Kimberly-Clark Corp. .......................................      1,050         64,102
                       Procter & Gamble Co. .......................................        600         53,394
                                                                                                  -----------
                                                                                                      871,638
                                                                                                  -----------
                       ENERGY -- 12.5%
                       Energy Services -- 12.3%
                       BP, PLC ADR.................................................      2,972        137,901
                       ChevronTexaco Corp. ........................................        930         69,750
                       Cinergy Corp. ..............................................      2,400         81,360
                       Consolidated Edison, Inc. ..................................        750         32,138
                       Duke Energy Corp. ..........................................      2,600         66,274
                       Exxon Mobil Corp. ..........................................      5,216        191,740
                       Phillips Petroleum Co. .....................................      1,500         77,625
                       Reliant Energy, Inc. .......................................        950          9,557
                       Royal Dutch Petroleum Co. ..................................      3,540        161,778
                       Xcel Energy, Inc. ..........................................      3,890         27,074

                       Energy Sources -- 0.2%
                       Murphy Oil Corp. ...........................................        200         16,630
                                                                                                  -----------
                                                                                                      871,827
                                                                                                  -----------

---------------------
    76


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       FINANCE -- 23.6%
                       Banks -- 11.3%
                       Astoria Financial Corp. ....................................      3,000    $   100,950
                       Bank of America Corp. ......................................      1,100         73,150
                       Bank of New York Co., Inc. .................................      2,500         80,050
                       Mellon Financial Corp. .....................................      3,550         94,359
                       North Fork Bancorp., Inc. ..................................      2,400         97,464
                       Northern Trust Corp. .......................................      1,800         71,694
                       SouthTrust Corp. ...........................................      3,300         83,292
                       Wells Fargo & Co. ..........................................      2,100        106,806
                       Zions Bancorp...............................................      1,640         82,836

                       Financial Services -- 8.9%
                       Alliance Capital Management Holding LP......................        800         23,200
                       American Express Co. .......................................      2,270         80,040
                       Charles Schwab Corp. .......................................      4,000         35,800
                       Citigroup, Inc. ............................................      5,103        171,155
                       Federal National Mtg. Assoc. ...............................        650         48,678
                       Household International, Inc. ..............................        550         23,469
                       J.P. Morgan Chase & Co.+....................................      3,550         88,608
                       Legg Mason, Inc. ...........................................        700         29,848
                       Merrill Lynch & Co., Inc.+..................................      2,700         96,255
                       Morgan Stanley, Dean Witter & Co. ..........................        500         20,175

                       Insurance -- 3.4%
                       Ambac Financial Group, Inc. ................................        700         44,121
                       Hartford Financial Services Group, Inc. ....................        200         10,120
                       Marsh & McLennan Cos., Inc. ................................      2,000         95,800
                       St. Paul Cos., Inc. ........................................      2,700         84,267
                                                                                                  -----------
                                                                                                    1,642,137
                                                                                                  -----------
                       HEALTHCARE -- 10.0%
                       Drugs -- 6.7%
                       Abbott Laboratories.........................................      2,200         91,102
                       Bristol-Myers Squibb Co. ...................................      1,950         45,689
                       Pfizer, Inc. ...............................................      3,550        114,842
                       Pharmacia Corp. ............................................      2,450        109,613
                       Wyeth.......................................................      2,650        105,735

                       Health Services -- 0.8%
                       McKesson, Inc. .............................................      1,800         59,256

                       Medical Products -- 2.5%
                       Baxter International, Inc. .................................      1,750         69,842
                       Biomet, Inc. ...............................................      1,700         44,081
                       Johnson & Johnson...........................................      1,100         58,300
                                                                                                  -----------
                                                                                                      698,460
                                                                                                  -----------
                       INDUSTRIAL & COMMERCIAL -- 11.8%
                       Aerospace & Military Technology -- 2.5%
                       Boeing Co. .................................................      2,500        103,800
                       United Technologies Corp. ..................................      1,000         69,500

                       Business Services -- 0.8%
                       Automatic Data Processing, Inc. ............................      1,600         59,664

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Machinery -- 1.0%
                       Caterpillar, Inc. ..........................................        350    $    15,645
                       Deere & Co. ................................................        650         27,313
                       Parker-Hannifin Corp. ......................................        600         24,156

                       Multi-Industry -- 5.6%
                       3M Co. .....................................................      1,100        138,413
                       General Electric Co. .......................................      4,300        138,460
                       Honeywell International, Inc. ..............................      3,450        111,642

                       Transportation -- 1.9%
                       Knightsbridge Tankers, Ltd.+................................      1,350         16,199
                       United Parcel Service, Inc., Class B........................      1,750        114,345
                                                                                                  -----------
                                                                                                      819,137
                                                                                                  -----------
                       INFORMATION & ENTERTAINMENT -- 3.1%
                       Broadcasting & Media
                       Gannett Co., Inc. ..........................................      1,100         79,101
                       McGraw-Hill Cos., Inc. .....................................      1,220         76,311
                       Omnicom Group, Inc. ........................................        360         19,192
                       Walt Disney Co. ............................................      2,200         39,006
                                                                                                  -----------
                                                                                                      213,610
                                                                                                  -----------
                       INFORMATION TECHNOLOGY -- 10.8%
                       Computers & Business Equipment -- 2.6%
                       Avery Dennison Corp ........................................        300         18,663
                       Hewlett-Packard Co..........................................      3,250         45,987
                       International Business Machines Corp. ......................      1,700        119,680

                       Computer Software -- 1.7%
                       Electronic Data Systems Corp. ..............................      3,150        115,826

                       Electronics -- 2.0%
                       Emerson Electric Co. .......................................        500         25,475
                       Intel Corp. ................................................      3,200         60,128
                       Texas Instruments, Inc. ....................................      2,200         50,930

                       Telecommunications -- 4.5%
                       ALLTEL Corp. ...............................................        700         28,364
                       SBC Communications, Inc. ...................................      4,150        114,789
                       Sprint Corp. (FON Group)....................................      2,250         21,037
                       Verizon Communications, Inc. ...............................      4,550        150,150
                                                                                                  -----------
                                                                                                      751,029
                                                                                                  -----------
                       MATERIALS -- 4.6%
                       Chemicals -- 4.1%
                       Dow Chemical Co. ...........................................      2,800         80,836
                       du Pont (E.I.) de Nemours and Co. ..........................        550         23,050
                       Ecolab, Inc. ...............................................      2,780        127,741
                       Praxair, Inc. ..............................................      1,000         52,300

                       Metals & Minerals -- 0.5%
                       Alcoa, Inc. ................................................      1,200         32,460
                                                                                                  -----------
                                                                                                      316,387
                                                                                                  -----------

---------------------
    78


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       REAL ESTATE -- 3.7%
                       Real Estate Investment Trusts
                       AMB Property Corp. .........................................      1,400    $    41,370
                       Archstone Smith Trust.......................................      1,250         31,750
                       Camden Property Trust.......................................        400         14,800
                       Crescent Real Estate Equities Co. ..........................        750         12,840
                       Duke Realty Corp. ..........................................      1,522         39,191
                       Equity Residential..........................................        450         12,038
                       Healthcare Realty Trust, Inc. ..............................        850         26,775
                       Kimco Realty Corp. .........................................        350         11,249
                       Manufactured Home Communities, Inc. ........................        940         31,772
                       Simon Property Group, Inc. .................................      1,050         37,790
                                                                                                  -----------
                                                                                                      259,575
                                                                                                  -----------
                       TOTAL COMMON STOCK (cost $7,047,622)........................                 6,516,431
                                                                                                  -----------

                       PREFERRED STOCK -- 1.3%
                       --------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 1.0%
                       Broadcasting & Media
                       Tribune Co. (Convertible) 2.00%.............................      1,100         69,575
                                                                                                  -----------
                       INFORMATION TECHNOLOGY -- 0.3%
                       Communication Equipment
                       Lucent Technologies, Inc. 8.00%.............................         45         20,450
                                                                                                  -----------
                       TOTAL PREFERRED STOCK (cost $144,683).......................                    90,025
                                                                                                  -----------

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 2.6%                                           AMOUNT
                       --------------------------------------------------------------------------------------
                       HEALTHCARE -- 0.7%
                       Medical Products
                       Protein Design Labs, Inc. 5.50% 2007........................   $ 53,000         43,791
                                                                                                  -----------
                       INFORMATION & ENTERTAINMENT -- 0.3%
                       Broadcasting & Media
                       Adelphia Communications Corp. 6.00% 2006(1).................     30,000          1,800
                       Charter Communications, Inc. 5.75% 2005.....................     50,000         21,000
                                                                                                  -----------
                                                                                                       22,800
                                                                                                  -----------
                       INFORMATION TECHNOLOGY -- 1.6%
                       Communication Equipment -- 0.4%
                       Nortel Networks, Ltd. 6.13% 2006............................     55,000         25,300

                       Telecommunications -- 1.2%
                       Nextel Communications, Inc. 6.00% 2011......................    150,000         87,525
                                                                                                  -----------
                                                                                                      112,825
                                                                                                  -----------
                       TOTAL BONDS & NOTES (cost $253,120).........................                   179,416
                                                                                                  -----------
                       TOTAL INVESTMENT SECURITIES (cost $7,445,425)...............                 6,785,872
                                                                                                  -----------


                                                           ---------------------

                                                                                      PRINCIPAL
                                       REPURCHASE AGREEMENT -- 3.2%                    AMOUNT        VALUE
                       --------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 0.85%, dated 07/31/02, to be repurchased
                         08/01/02 in the amount of $223,005 and collateralized by
                         $180,000 of United States Treasury Bills, bearing interest at 10.75%, due 08/15/05 and having an approximate value of
                         $229,050 (cost $223,000)..................................   $223,000    $   223,000
                                                                                                  -----------

                       TOTAL INVESTMENTS --
                         (cost $7,668,425)                               100.8%                                    7,008,872
                       Liabilities in excess of other assets --           (0.8)                                      (54,555)
                                                                         ------                                  -----------
                       NET ASSETS --                                     100.0%                                  $ 6,954,317
                                                                         ======                                  ===========

              -----------------------------

              +   Non-income producing securities
              ADR -- American Depository Receipt
              (1) Bond in Default

              See Notes to Financial Statements.

---------------------
    80

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INDEX PORTFOLIO                 INVESTMENT PORTFOLIO -- JULY 31, 2002
    U.S. BanCorp Asset Management                                    (UNAUDITED)

                                          COMMON STOCK -- 96.9%                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.7%
                       Apparel & Textiles -- 0.5%
                       Cintas Corp. ...............................................           810   $    35,550
                       Gap, Inc. ..................................................         4,084        49,621
                       Jones Apparel Group, Inc.+..................................           600        20,418
                       Liz Claiborne, Inc. ........................................           438        12,636
                       Nike, Inc., Class B.........................................         1,278        62,993
                       Reebok International, Ltd.+.................................           327         8,799
                       V.F. Corp. .................................................           536        20,679

                       Automotive -- 1.1%
                       AutoZone, Inc.+.............................................           496        36,580
                       Cooper Tire & Rubber Co. ...................................           279         5,583
                       Dana Corp. .................................................           729        11,722
                       Delphi Corp. ...............................................         2,638        26,274
                       Ford Motor Co. .............................................         8,540       115,034
                       General Motors Corp. .......................................         2,646       123,171
                       Goodyear Tire & Rubber Co. .................................           774        13,499
                       Harley-Davidson, Inc. ......................................         1,430        67,725
                       Navistar International Corp.+...............................           281         7,247
                       PACCAR, Inc. ...............................................           513        19,673
                       TRW, Inc. ..................................................           598        32,262
                       Visteon Corp. ..............................................           647         7,208

                       Housing -- 0.6%
                       Centex Corp. ...............................................           328        15,728
                       KB Home Corp. ..............................................           223        10,305
                       Leggett & Platt, Inc. ......................................           924        20,781
                       Masco Corp. ................................................         2,372        57,402
                       Maytag Corp. ...............................................           342        11,330
                       Newell Rubbermaid, Inc. ....................................         1,259        37,871
                       Pulte Homes, Inc. ..........................................           321        15,382
                       Sherwin-Williams Co. .......................................           721        20,714
                       Snap-On, Inc. ..............................................             1            27
                       Stanley Works...............................................           442        15,952
                       Vulcan Materials Co. .......................................           450        18,198
                       Whirlpool Corp. ............................................           316        18,129

                       Retail -- 6.5%
                       American Greetings Corp. ...................................           332         5,335
                       Bed Bath & Beyond, Inc.+....................................         1,372        42,532
                       Best Buy Co., Inc.+.........................................         1,514        49,811
                       Big Lots, Inc.+.............................................           552         9,163
                       Circuit City Stores-Circuit City Group......................           987        16,828
                       Costco Wholesale Corp.+.....................................         2,143        74,726
                       CVS Corp. ..................................................         1,928        55,141
                       Dillard's, Inc., Class A....................................           394         9,259
                       Dollar General Corp. .......................................         1,568        26,907
                       Family Dollar Stores, Inc. .................................           820        24,838
                       Federated Department Stores, Inc.+..........................           947        35,617
                       Fortune Brands, Inc. .......................................           699        36,558
                       Home Depot, Inc. ...........................................        11,095       342,614

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY (continued)
                       Retail (continued)
                       J.C. Penney Co., Inc. ......................................         1,264   $    22,246
                       Kohl's Corp.+...............................................         1,585       104,610
                       Limited, Inc. ..............................................         2,446        43,955
                       Lowe's Cos., Inc. ..........................................         3,660       138,531
                       May Department Stores Co.+..................................         1,350        41,472
                       Nordstrom, Inc. ............................................           537        10,149
                       Office Depot, Inc.+.........................................         1,477        19,171
                       RadioShack Corp. ...........................................           822        21,043
                       Sears Roebuck & Co. ........................................         1,482        69,906
                       Staples, Inc.+..............................................         2,245        37,469
                       Target Corp. ...............................................         4,273       142,504
                       Tiffany & Co. ..............................................           678        16,706
                       TJX Cos., Inc. .............................................         2,544        45,105
                       Toys 'R' Us, Inc.+..........................................           989        13,332
                       Wal-Mart Stores, Inc. ......................................        20,804     1,023,141
                       Walgreen Co. ...............................................         4,817       170,185
                                                                                                    ------------
                                                                                                      3,567,347
                                                                                                    ------------
                       CONSUMER STAPLES -- 9.1%
                       Food, Beverage & Tobacco -- 6.4%
                       Adolph Coors Co., Class B...................................           120         7,249
                       Albertson's, Inc. ..........................................         1,917        54,021
                       Anheuser-Busch Cos., Inc. ..................................         4,134       213,769
                       Archer-Daniels-Midland Co. .................................         3,065        35,860
                       Brown-Forman Corp., Class B.................................           293        19,860
                       Campbell Soup Co. ..........................................         1,966        45,808
                       Coca-Cola Co. ..............................................        11,699       584,248
                       Coca-Cola Enterprises, Inc. ................................         2,105        39,195
                       ConAgra Foods, Inc. ........................................         2,536        63,679
                       General Mills, Inc. ........................................         1,775        73,574
                       H.J. Heinz Co. .............................................         1,653        63,558
                       Hershey Foods Corp. ........................................           681        53,431
                       Kellogg Co. ................................................         1,923        66,228
                       Kroger Co.+.................................................         3,745        72,953
                       Pepsi Bottling Group, Inc. .................................         1,330        32,878
                       PepsiCo, Inc. ..............................................         8,328       357,604
                       Philip Morris Cos., Inc. ...................................        10,079       464,138
                       Safeway, Inc.+..............................................         2,279        63,402
                       Sara Lee Corp. .............................................         3,701        69,357
                       Starbucks Corp.+............................................         1,862        36,551
                       SUPERVALU, Inc. ............................................           626        13,046
                       Sysco Corp. ................................................         3,124        81,380
                       UST, Inc. ..................................................           853        25,104
                       Winn-Dixie Stores, Inc. ....................................           566         8,914
                       Wm. Wrigley Jr. Co. ........................................         1,063        54,372

                       Household Products -- 2.7%
                       Alberto-Culver Co. .........................................           277        13,160
                       Avon Products, Inc. ........................................         1,117        51,673
                       Black & Decker Corp. .......................................           366        16,653
                       Clorox Co. .................................................         1,094        42,119
                       Colgate-Palmolive Co. ......................................         2,573       132,124
                       Gillette Co. ...............................................         4,984       163,874
                       Kimberly-Clark Corp. .......................................         2,440       148,962
                       Pactiv Corp.+...............................................           761        13,827
                       Procter & Gamble Co. .......................................         6,121       544,708
                                                                                                    ------------
                                                                                                      3,727,279
                                                                                                    ------------

---------------------
    82


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       EDUCATION -- 0.1%
                       Education
                       Apollo Group, Inc., Class A+................................           850   $    33,363
                                                                                                    ------------
                       ENERGY -- 8.2%
                       Energy Services -- 7.4%
                       AES Corp.+..................................................         2,617         5,365
                       Allegheny Energy, Inc. .....................................           581        12,230
                       Amerada Hess Corp. .........................................           451        30,848
                       Ameren Corp. ...............................................           664        29,017
                       American Electric Power Co., Inc. ..........................         1,552        51,076
                       Baker Hughes, Inc. .........................................         1,586        42,505
                       BJ Services Co.+............................................           740        23,599
                       ChevronTexaco Corp. ........................................         4,969       372,675
                       Cinergy Corp. ..............................................           776        26,306
                       CMS Energy Corp. ...........................................           636         5,164
                       Conoco, Inc. ...............................................         2,954        71,250
                       Consolidated Edison, Inc. ..................................         1,001        42,893
                       Constellation Energy Group, Inc. ...........................           771        21,488
                       Dominion Resources, Inc. ...................................         1,252        74,419
                       DTE Energy Co. .............................................           769        31,498
                       Duke Energy Corp. ..........................................         3,908        99,615
                       Edison International+.......................................         1,569        20,554
                       Entergy Corp. ..............................................         1,103        44,705
                       Exelon Corp. ...............................................         1,553        76,175
                       Exxon Mobil Corp. ..........................................        31,958     1,174,776
                       FirstEnergy Corp. ..........................................         1,448        44,526
                       FPL Group, Inc. ............................................           856        48,492
                       Halliburton Co. ............................................         2,048        27,034
                       Marathon Oil Corp. .........................................         1,457        35,318
                       Nabors Industries, Ltd.+....................................           676        20,632
                       Noble Corp. ................................................           610        19,764
                       PG&E Corp.+.................................................         1,834        25,493
                       Phillips Petroleum Co. .....................................         1,769        91,546
                       Pinnacle West Capital Corp. ................................           440        14,960
                       PPL Corp. ..................................................           675        22,309
                       Progress Energy, Inc. ......................................         1,045        48,854
                       Public Service Enterprise Group, Inc. ......................         1,008        34,826
                       Reliant Energy, Inc. .......................................         1,441        14,496
                       Rowan Cos., Inc. ...........................................           440         8,611
                       Schlumberger, Ltd. .........................................         2,724       116,914
                       Southern Co. ...............................................         2,875        82,742
                       TECO Energy, Inc. ..........................................           660        15,246
                       Transocean, Inc. ...........................................         1,499        38,224
                       TXU Corp. ..................................................         1,228        52,964
                       Xcel Energy, Inc. ..........................................         1,938        13,488

                       Energy Sources -- 0.8%
                       Anadarko Petroleum Corp. ...................................         1,175        51,112
                       Apache Corp. ...............................................           719        37,028
                       Burlington Resources, Inc. .................................           948        34,649
                       Calpine Corp.+..............................................         1,650         8,201
                       Devon Energy Corp. .........................................           733        30,551
                       EOG Resources, Inc. ........................................           620        21,260
                       Kerr-McGee Corp.+...........................................           476        22,263
                       Occidental Petroleum Corp. .................................         1,766        47,841
                       Sunoco, Inc. ...............................................           320        11,373
                       Unocal Corp. ...............................................         1,215        39,682
                                                                                                    ------------
                                                                                                      3,336,557
                                                                                                    ------------

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE -- 19.8%
                       Banks -- 7.5%
                       AmSouth Bancorp.............................................         1,707   $    38,100
                       Bank of America Corp. ......................................         7,253       482,325
                       Bank of New York Co., Inc. .................................         3,427       109,733
                       Bank One Corp. .............................................         5,531       215,211
                       BB&T Corp. .................................................         2,112        78,186
                       Charter One Financial, Inc. ................................         1,057        35,853
                       Comerica, Inc. .............................................           834        48,506
                       Fifth Third Bancorp.........................................         2,800       184,996
                       First Tennessee National Corp. .............................           620        23,207
                       FleetBoston Financial Corp. ................................         4,932       114,422
                       Golden West Financial Corp. ................................           752        49,444
                       Huntington Bancshares, Inc. ................................           751        14,825
                       Key Corp. ..................................................         2,003        52,599
                       Marshall & Ilsley Corp. ....................................         1,020        30,692
                       Mellon Financial Corp. .....................................         2,081        55,313
                       National City Corp. ........................................         2,919        90,197
                       North Fork Bancorp., Inc. ..................................           811        32,935
                       Northern Trust Corp. .......................................         1,068        42,539
                       PNC Financial Services Group................................         1,368        57,661
                       Regions Financial Corp. ....................................         1,082        38,119
                       SouthTrust Corp. ...........................................         1,660        41,898
                       State Street Corp. .........................................         1,536        65,280
                       SunTrust Banks, Inc. .......................................         1,348        88,698
                       Synovus Financial Corp. ....................................         1,429        34,296
                       U.S. Bancorp................................................         9,008       192,681
                       Union Planters Corp. .......................................           952        29,169
                       Wachovia Corp. .............................................         6,448       230,838
                       Washington Mutual, Inc. ....................................         4,594       171,862
                       Wells Fargo & Co. ..........................................         8,064       410,135
                       Zions Bancorp...............................................           430        21,719

                       Financial Services -- 7.5%
                       American Express Co. .......................................         6,270       221,080
                       Bear Stearns Cos., Inc. ....................................           441        26,557
                       Capital One Financial Corp. ................................         1,037        32,873
                       Charles Schwab Corp. .......................................         6,464        57,853
                       Citigroup, Inc. ............................................        24,252       813,412
                       Countrywide Credit Industries, Inc. ........................           584        29,673
                       Federal Home Loan Mtg. Corp. ...............................         3,275       202,886
                       Federal National Mtg. Assoc.................................         4,703       352,208
                       Franklin Resources, Inc. ...................................         1,230        42,226
                       Goldman Sachs Group, Inc. ..................................         2,150       157,273
                       Household International, Inc. ..............................         2,147        91,612
                       J.P. Morgan Chase & Co.+....................................         9,377       234,050
                       John Hancock Financial Services, Inc. ......................         1,460        48,326
                       Lehman Brothers Holdings, Inc. .............................         1,195        67,768
                       MBIA, Inc. .................................................           700        34,713
                       MBNA Corp. .................................................         6,018       116,689
                       Merrill Lynch & Co., Inc.+..................................         4,159       148,268
                       MGIC Investment Corp. ......................................           502        31,626
                       Moody's Corp. ..............................................           727        36,059
                       Morgan Stanley, Dean Witter & Co. ..........................         5,188       209,336
                       Providian Financial Corp. ..................................         1,440         7,229
                       SLM Corp. ..................................................           733        66,703
                       Stilwell Financial, Inc. ...................................         1,042        14,119
                       T. Rowe Price Group, Inc. ..................................           558        15,083

---------------------
    84


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 4.8%
                       ACE, Ltd. ..................................................         1,290   $    40,854
                       AFLAC, Inc. ................................................         2,552        80,158
                       Allstate Corp. .............................................         3,346       127,181
                       Ambac Financial Group, Inc. ................................           500        31,515
                       American International Group, Inc.#.........................        12,313       787,047
                       Aon Corp. ..................................................         1,282        30,448
                       Chubb Corp. ................................................           805        52,236
                       CIGNA Corp. ................................................           784        70,560
                       Cincinnati Financial Corp. .................................           769        30,829
                       Hartford Financial Services Group, Inc. ....................         1,166        59,000
                       Jefferson-Pilot Corp.+......................................           730        31,719
                       Lincoln National Corp. .....................................           880        32,287
                       Loews Corp. ................................................           888        42,127
                       Marsh & McLennan Cos., Inc. ................................         2,580       123,582
                       MetLife, Inc. ..............................................         3,320        93,591
                       Principal Financial Group, Inc.+............................         1,320        37,897
                       Progressive Corp. ..........................................         1,026        52,480
                       Prudential Financial, Inc.+.................................         2,330        76,867
                       SAFECO Corp. ...............................................           663        21,044
                       St. Paul Cos., Inc. ........................................         1,008        31,460
                       Torchmark Corp. ............................................           563        20,403
                       UnumProvident Corp. ........................................         1,214        24,838
                       XL Capital, Ltd., Class A...................................           609        45,127
                                                                                                    ------------
                                                                                                      8,082,311
                                                                                                    ------------
                       HEALTHCARE -- 14.0%
                       Drugs -- 8.1%
                       Abbott Laboratories.........................................         7,353       304,488
                       Allergan, Inc. .............................................           615        37,201
                       AmerisourceBergen Corp. ....................................           490        32,825
                       Bristol-Myers Squibb Co. ...................................         9,136       214,057
                       Cardinal Health, Inc. ......................................         2,129       122,630
                       Eli Lilly and Co. ..........................................         5,293       309,217
                       Forest Laboratories, Inc.+..................................           829        64,223
                       King Pharmaceuticals, Inc.+.................................         1,170        24,816
                       Merck & Co., Inc. ..........................................        10,515       521,544
                       Pfizer, Inc. ...............................................        29,424       951,866
                       Pharmacia Corp. ............................................         6,097       272,780
                       Schering-Plough Corp. ......................................         6,905       176,078
                       Watson Pharmaceuticals, Inc.+...............................           506        10,661
                       Wyeth.......................................................         6,248       249,295

                       Health Services -- 1.5%
                       Aetna, Inc. ................................................           697        30,445
                       Anthem, Inc. ...............................................           600        40,728
                       HCA, Inc. ..................................................         2,426       114,022
                       Health Management Associates, Inc., Class A+................         1,200        24,276
                       Healthsouth Corp.+..........................................         1,897        19,444
                       Humana, Inc.+...............................................           780         9,602
                       IMS Health, Inc. ...........................................         1,449        22,923
                       Manor Care, Inc.+...........................................           481        10,577
                       McKesson Corp. .............................................         1,354        44,574
                       Tenet Healthcare Corp.+.....................................         2,322       110,643
                       UnitedHealth Group, Inc. ...................................         1,452       127,283
                       Wellpoint Health Networks, Inc.+............................           628        44,902

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 4.4%
                       Amgen, Inc.+................................................         6,042   $   275,757
                       Applera Corp. -- Applied Biosystems Group...................         1,037        19,350
                       Bausch & Lomb, Inc. ........................................           286         9,461
                       Baxter International, Inc. .................................         2,832       113,025
                       Becton, Dickinson & Co. ....................................         1,219        35,424
                       Biogen, Inc.+...............................................           689        24,783
                       Biomet, Inc. ...............................................         1,279        33,164
                       Boston Scientific Corp.+....................................         1,917        57,491
                       C.R. Bard, Inc. ............................................           235        12,706
                       Chiron Corp.+...............................................           943        31,817
                       Genzyme Corp.+..............................................         1,020        23,236
                       Guidant Corp.+..............................................         1,454        50,599
                       Johnson & Johnson...........................................        14,186       751,858
                       MedImmune, Inc.+............................................         1,167        34,707
                       Medtronic, Inc. ............................................         5,716       230,926
                       St. Jude Medical, Inc.+.....................................           758        28,804
                       Stryker Corp.+..............................................           930        47,077
                       Zimmer Holdings, Inc.+......................................           912        33,954
                                                                                                    ------------
                                                                                                      5,705,239
                                                                                                    ------------
                       INDUSTRIAL & COMMERCIAL -- 11.3%
                       Aerospace & Military Technology -- 1.7%
                       Boeing Co. .................................................         3,948       163,921
                       General Dynamics Corp. .....................................           954        77,198
                       Goodrich Corp. .............................................           482        10,753
                       Lockheed Martin Corp. ......................................         2,128       136,426
                       Northrop Grumman Corp. .....................................           529        58,560
                       Raytheon Co. ...............................................         1,881        61,283
                       Rockwell Collins, Inc. .....................................           861        22,128
                       United Technologies Corp. ..................................         2,236       155,402

                       Business Services -- 2.0%
                       Allied Waste Industries, Inc.+..............................           990         6,534
                       Automatic Data Processing, Inc. ............................         2,917       108,775
                       Cendant Corp.+..............................................         4,917        67,953
                       Concord EFS, Inc.+..........................................         2,440        47,580
                       Convergys Corp.+............................................           816        12,338
                       Deluxe Corp. ...............................................           296        11,511
                       Equifax, Inc. ..............................................           668        14,162
                       First Data Corp. ...........................................         3,604       125,960
                       Fiserv, Inc.+...............................................           897        30,866
                       Fluor Corp. ................................................           436        13,996
                       Genuine Parts Co. ..........................................           885        27,178
                       H&R Block, Inc. ............................................           868        41,907
                       Interpublic Group of Cos., Inc. ............................         1,804        37,722
                       Johnson Controls, Inc. .....................................           419        33,947
                       Maxim Integrated Products, Inc.+............................         1,521        53,509
                       Paychex, Inc. ..............................................         1,765        46,437
                       PerkinElmer, Inc. ..........................................           564         4,298
                       Quintiles Transnational Corp.+..............................           600         5,958
                       R.R. Donnelley & Sons Co. ..................................           561        15,590
                       Robert Half International, Inc.+............................           870        17,356
                       W.W. Grainger, Inc. ........................................           444        21,774
                       Waste Management, Inc. .....................................         2,765        65,447

---------------------
    86


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Electrical Equipment -- 0.1%
                       American Power Conversion Corp.+............................           937   $    10,260
                       American Standard Cos., Inc.+...............................           350        25,028
                       Power-One, Inc.+............................................           392         1,788
                       Thermo Electron Corp.+......................................           875        14,858

                       Machinery -- 1.1%
                       Caterpillar, Inc. ..........................................         1,663        74,336
                       Cooper Industries, Ltd., Class A............................           440        13,702
                       Crane Co. ..................................................           192         4,412
                       Cummins, Inc. ..............................................           220         7,106
                       Danaher Corp. ..............................................           700        43,435
                       Deere & Co. ................................................         1,111        46,684
                       Dover Corp. ................................................           959        28,147
                       Eaton Corp. ................................................           322        22,482
                       Illinois Tool Works, Inc. ..................................         1,439        94,960
                       Ingersoll-Rand Co., Class A.................................           779        29,906
                       ITT Industries, Inc. .......................................           442        28,235
                       Pall Corp. .................................................           559         9,827
                       Parker-Hannifin Corp. ......................................           552        22,223
                       Rockwell Automation, Inc. ..................................           871        16,113
                       Textron, Inc. ..............................................           679        26,753

                       Multi-Industry -- 4.9%
                       3M Co. .....................................................         1,834       230,772
                       General Electric Co. .......................................        46,820     1,507,604
                       Honeywell International, Inc. ..............................         3,848       124,521
                       Tyco International, Ltd. ...................................         9,405       120,384

                       Transportation -- 1.5%
                       Burlington Northern Santa Fe Corp. .........................         1,807        53,162
                       CSX Corp. ..................................................         1,001        34,604
                       FedEx Corp. ................................................         1,416        72,145
                       Norfolk Southern Corp. .....................................         1,831        37,078
                       Ryder System, Inc. .........................................           239         6,255
                       Union Pacific Corp. ........................................         1,184        69,465
                       United Parcel Service, Inc., Class B........................         5,190       339,115
                                                                                                    ------------
                                                                                                      4,611,829
                                                                                                    ------------
                       INFORMATION & ENTERTAINMENT -- 4.6%
                       Broadcasting & Media -- 3.1%
                       AOL Time Warner, Inc.+......................................        20,978       241,247
                       Clear Channel Communications, Inc.+.........................         2,906        75,701
                       Comcast Corp., Class A+.....................................         4,457        93,151
                       Dow Jones & Co., Inc. ......................................           376        15,491
                       Gannett Co., Inc. ..........................................         1,253        90,103
                       Knight-Ridder, Inc. ........................................           370        22,404
                       McGraw-Hill Cos., Inc. .....................................           913        57,108
                       Meredith Corp. .............................................           194         7,075
                       New York Times Co., Class A.................................           713        32,263
                       Omnicom Group, Inc. ........................................           896        47,766
                       Tribune Co. ................................................         1,417        56,538
                       Univision Communications, Inc., Class A+....................         1,080        30,877
                       Viacom, Inc., Class B+......................................         8,333       324,404
                       Walt Disney Co. ............................................         9,502       168,471

                       Entertainment Products -- 0.2%
                       Eastman Kodak Co. ..........................................         1,362        41,923
                       Hasbro, Inc. ...............................................           813         9,959
                       Mattel, Inc. ...............................................         2,100        39,501

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Leisure & Tourism -- 1.3%
                       AMR Corp.+..................................................           732   $     8,184
                       Brunswick Corp. ............................................           444        10,159
                       Carnival Corp. .............................................         2,711        71,841
                       Darden Restaurants, Inc. ...................................           844        19,598
                       Delta Air Lines, Inc. ......................................           629         9,800
                       Harrah's Entertainment, Inc.+...............................           541        25,600
                       Hilton Hotels Corp. ........................................         1,681        20,542
                       International Game Technology+..............................           400        23,300
                       Marriott International, Inc., Class A.......................         1,149        38,491
                       McDonald's Corp. ...........................................         5,953       147,337
                       Sabre Holdings Corp.+.......................................           638        16,920
                       Southwest Airlines Co. .....................................         3,458        47,755
                       Starwood Hotels & Resorts Worldwide, Inc. ..................           940        24,158
                       Wendy's International, Inc. ................................           551        20,271
                       Yum! Brands, Inc.+..........................................         1,420        43,878
                                                                                                    ------------
                                                                                                      1,881,816
                                                                                                    ------------
                       INFORMATION TECHNOLOGY -- 17.7%
                       Communication Equipment -- 0.7%
                       JDS Uniphase Corp.+.........................................         6,415        16,166
                       Motorola, Inc. .............................................        10,699       124,109
                       Network Appliance, Inc.+....................................         1,570        13,282
                       QUALCOMM, Inc.+.............................................         3,629        99,725
                       Symbol Technologies, Inc. ..................................         1,017         9,295

                       Computers & Business Equipment -- 3.4%
                       Apple Computer, Inc.+.......................................         1,674        25,545
                       Avery Dennison Corp. .......................................           518        32,225
                       Dell Computer Corp.+........................................        12,227       304,819
                       EMC Corp.+..................................................        10,479        78,592
                       Gateway, Inc.+..............................................         1,549         5,267
                       Hewlett-Packard Co. ........................................        14,224       201,270
                       International Business Machines Corp. ......................         8,069       568,057
                       Lexmark International, Inc., Class A+.......................           608        29,719
                       Palm, Inc.+.................................................         2,820         3,074
                       Pitney Bowes, Inc. .........................................           824        32,136
                       Sun Microsystems, Inc.+.....................................        15,292        59,945
                       VERITAS Software Corp.+.....................................         1,939        32,633
                       Xerox Corp.+................................................         3,400        23,630

                       Computer Software -- 4.6%
                       Adobe Systems, Inc. ........................................         1,126        26,979
                       Autodesk, Inc. .............................................           456         5,878
                       BMC Software, Inc.+.........................................         1,214        16,328
                       Citrix Systems, Inc.+.......................................           908         5,003
                       Computer Associates International, Inc. ....................         2,779        25,956
                       Computer Sciences Corp.+....................................           796        29,452
                       Compuware Corp.+............................................         1,870         6,938
                       Electronic Arts, Inc.+......................................           650        39,117
                       Electronic Data Systems Corp. ..............................         2,256        82,953
                       Intuit, Inc.+...............................................         1,000        43,980
                       Mercury Interactive Corp.+..................................           363         9,300
                       Microsoft Corp.+............................................        25,511     1,224,018
                       NCR Corp.+..................................................           500        13,155
                       Novell, Inc.+...............................................         1,729         3,855
                       Oracle Corp.+...............................................        25,875       258,983
                       Parametric Technology Corp.+................................         1,328         4,143
                       Peoplesoft, Inc.+...........................................         1,416        25,460

---------------------
    88


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software (continued)
                       Rational Software Corp.+....................................           970   $     6,518
                       Siebel Systems, Inc.+.......................................         2,270        21,338
                       SunGard Data Systems, Inc.+.................................           980        22,981
                       Unisys Corp.+...............................................         1,546        11,626

                       Electronics -- 3.7%
                       Advanced Micro Devices, Inc.+...............................         1,608        12,912
                       Agilent Technologies, Inc.+.................................         2,192        41,385
                       Altera Corp.+...............................................         1,808        21,389
                       Analog Devices, Inc.+.......................................         1,722        41,500
                       Applied Materials, Inc.+....................................         7,672       114,083
                       Applied Micro Circuits Corp.+...............................         1,410         6,500
                       Broadcom Corp., Class A+....................................         1,279        23,994
                       Emerson Electric Co. .......................................         1,995       101,645
                       Intel Corp. ................................................        31,504       591,960
                       Jabil Circuit, Inc.+........................................           935        16,634
                       KLA-Tencor Corp.+...........................................           887        34,939
                       Linear Technology Corp. ....................................         1,495        40,485
                       LSI Logic Corp.+............................................         1,745        13,611
                       Micron Technology, Inc.+....................................         2,832        55,196
                       Millipore Corp. ............................................           221         7,315
                       Molex, Inc.+................................................           925        26,992
                       National Semiconductor Corp.+...............................           848        15,357
                       Novellus Systems, Inc.+.....................................           681        18,380
                       Nvidia Corp.+...............................................           680         7,528
                       PMC-Sierra, Inc.+...........................................           780         7,449
                       QLogic Corp.+...............................................           440        17,930
                       Sanmina-SCI Corp.+..........................................         2,482        10,102
                       Solectron Corp.+............................................         3,876        15,504
                       Tektronix, Inc.+............................................           432         8,052
                       Teradyne, Inc.+.............................................           865        12,975
                       Texas Instruments, Inc. ....................................         8,168       189,089
                       Thomas & Betts Corp.+.......................................           149         2,193
                       Vitesse Semiconductor Corp.+................................           882         2,134
                       Waters Corp.+...............................................           640        14,534
                       Xilinx, Inc.+...............................................         1,579        30,301

                       Internet Content -- 0.3%
                       eBay, Inc.+.................................................         1,320        75,359
                       TMP Worldwide, Inc.+........................................           540         8,338
                       Yahoo!, Inc.+...............................................         2,819        37,126

                       Telecommunications -- 5.0%
                       ADC Telecommunications, Inc.+...............................         3,864         6,955
                       ALLTEL Corp. ...............................................         1,324        53,649
                       Andrew Corp.+...............................................           481         5,411
                       AT&T Corp. .................................................        17,902       182,242
                       AT&T Wireless Services, Inc.+...............................        12,747        59,784
                       Avaya, Inc.+................................................         1,612         2,402
                       BellSouth Corp. ............................................         8,824       236,924
                       CIENA Corp.+................................................         1,650         6,650
                       Cisco Systems, Inc.+........................................        34,496       455,002
                       Citizens Communications Co.+................................         1,400         7,672
                       Comverse Technology, Inc.+..................................           930         7,403
                       Corning, Inc.+..............................................         4,480         7,168
                       Lucent Technologies, Inc. ..................................        16,144        28,252
                       Nextel Communications, Inc., Class A+.......................         4,019        23,029
                       Qwest Communications International, Inc.+...................         7,899        10,111

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       SBC Communications, Inc. ...................................        15,735   $   435,230
                       Scientific-Atlanta, Inc. ...................................           737         9,323
                       Sprint Corp. (FON Group)....................................         4,200        39,270
                       Sprint Corp. (PCS Group)+...................................         4,683        19,200
                       Tellabs, Inc.+..............................................         1,936        11,093
                       Verizon Communications, Inc. ...............................        12,829       423,357
                                                                                                    ------------
                                                                                                      7,196,468
                                                                                                    ------------
                       MATERIALS -- 2.7%
                       Chemicals -- 1.5%
                       Air Products and Chemicals, Inc. ...........................         1,069        47,303
                       Ashland, Inc. ..............................................           301        10,737
                       Dow Chemical Co. ...........................................         4,277       123,477
                       du Pont (E.I.) de Nemours and Co. ..........................         4,678       196,055
                       Eastman Chemical Co. .......................................           341        15,113
                       Ecolab, Inc. ...............................................           612        28,121
                       Engelhard Corp. ............................................           660        16,500
                       Great Lakes Chemical Corp. .................................            62         1,558
                       Hercules, Inc.+.............................................           550         5,830
                       International Flavors & Fragrances, Inc. ...................           450        13,766
                       PPG Industries, Inc. .......................................           783        44,944
                       Praxair, Inc. ..............................................           776        40,585
                       Rohm and Haas Co. ..........................................         1,044        39,150
                       Sigma-Aldrich Corp. ........................................           346        16,580

                       Forest Products -- 0.7%
                       Bemis Co., Inc. ............................................           225        10,814
                       Boise Cascade Corp. ........................................           277         8,030
                       Georgia-Pacific Corp. ......................................         1,100        24,090
                       International Paper Co. ....................................         2,278        90,710
                       Louisiana-Pacific Corp. ....................................           551         4,364
                       Meadwestvaco Corp. .........................................           940        24,995
                       Plum Creek Timber Co., Inc. ................................           870        24,795
                       Sealed Air Corp.+...........................................           440         6,384
                       Temple-Inland, Inc. ........................................           212        11,384
                       Weyerhaeuser Co. ...........................................         1,015        59,631

                       Metals & Minerals -- 0.5%
                       Alcoa, Inc. ................................................         4,102       110,959
                       Ball Corp. .................................................           228         9,809
                       Freeport-McMoRan Copper & Gold, Inc., Class B+..............           697        10,643
                       Newmont Mining Corp. .......................................         1,845        45,018
                       Nucor Corp. ................................................           342        19,094
                       Phelps Dodge Corp.+.........................................           353        12,066
                       United States Steel Corp. ..................................           462         7,692
                       Worthington Industries, Inc. ...............................           444         7,792
                                                                                                    ------------
                                                                                                      1,087,989
                                                                                                    ------------
                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts
                       Equity Office Properties Trust..............................         1,980        52,233
                       Equity Residential..........................................         1,023        27,365
                       Simon Property Group, Inc. .................................           860        30,951
                                                                                                    ------------
                                                                                                        110,549
                                                                                                    ------------

---------------------
    90


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES -- 0.4%
                       Electric Utilities -- 0.1%
                       Mirant Corp.+...............................................         1,886   $     6,790
                       NiSource, Inc. .............................................           983        19,463

                       Gas & Pipeline Utilities -- 0.3%
                       Dynegy, Inc., Class A.......................................         1,608         3,859
                       El Paso Corp. ..............................................         2,576        37,223
                       KeySpan Corp. ..............................................           723        25,232
                       Kinder Morgan, Inc. ........................................           500        20,805
                       NICOR, Inc. ................................................           222         5,994
                       Peoples Energy Corp. .......................................            98         3,441
                       Sempra Energy...............................................         1,014        21,497
                       Williams Cos., Inc. ........................................         2,522         7,440

                       Telephone -- 0.0%
                       CenturyTel, Inc. ...........................................           666        17,716
                                                                                                    ------------
                                                                                                        169,460
                                                                                                    ------------
                       TOTAL COMMON STOCK (cost $56,413,471).......................                  39,510,207
                                                                                                    ------------

                       PREFERRED STOCK -- 0.0%                                          SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE
                       Banks
                       Wachovia Corp.
                         (cost $0).................................................         1,668           400
                                                                                                    ------------
                       TOTAL INVESTMENT SECURITIES (cost $56,413,471)..............                  39,510,607
                                                                                                    ------------

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.3%                                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       U.S. TREASURY BILLS
                       United States Treasury Bills 1.63% due 9/12/02 @............   $    25,000        24,952
                       United States Treasury Bills 1.65% due 9/12/02 @............        75,000        74,856
                                                                                                    ------------
                       TOTAL SHORT-TERM SECURITIES (cost $99,808)..................                      99,808
                                                                                                    ------------

                                                           ---------------------

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 2.7%                                     AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 0.85%, dated 07/31/02, to be repurchased
                         08/01/02 in the amount of $1,112,026 and collateralized by
                         $1,035,000 of United States Treasury Notes, bearing
                         interest at 5.88%, due 11/15/05 and having an approximate
                         value of $1,138,770 (cost $1,112,000) @...................    $1,112,000   $ 1,112,000
                                                                                                    ------------

                       TOTAL INVESTMENTS --
                         (cost $57,625,279)                           99.9%                                       40,722,415
                       Other assets less liabilities --............    0.1                                            38,528
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $ 40,760,943
                                                                     ======                                     ============

              -----------------------------
              +  Non-income producing securities

              #  Security represents an investment in an affiliated company.
              @ The security or a portion thereof represents collateral for the following open future contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                       NUMBER OF                         EXPIRATION     VALUE AT     VALUE AS OF     UNREALIZED
                       CONTRACTS      DESCRIPTION           DATE       TRADE DATE   JULY 31, 2002   APPRECIATION
                       -----------------------------------------------------------------------------------------
                       25 Long      S&P E-Mini 500     September 2002  $1,036,572    $1,139,375       $102,803
                                                                                                      ========

              See Notes to Financial Statements.

---------------------
    92

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH-INCOME PORTFOLIO                INVESTMENT PORTFOLIO -- JULY 31, 2002
    Alliance Capital Management L.P.                                 (UNAUDITED)

                       COMMON STOCK -- 91.2%                                            SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.1%
                       Apparel & Textiles -- 0.0%
                       Too, Inc.+..................................................             1   $            25

                       Automotive -- 0.8%
                       Harley-Davidson, Inc. ......................................       180,000         8,524,800

                       Retail -- 7.3%
                       Bed Bath & Beyond, Inc.+....................................       140,000         4,340,000
                       Best Buy Co., Inc.+.........................................       180,000         5,922,000
                       Kohl's Corp.+...............................................       290,000        19,140,000
                       Tiffany & Co. ..............................................       250,000         6,160,000
                       Wal-Mart Stores, Inc. ......................................       460,000        22,622,800
                       Walgreen Co. ...............................................       600,000        21,198,000
                                                                                                    ---------------
                                                                                                         87,907,625
                                                                                                    ---------------
                       CONSUMER STAPLES -- 11.0%
                       Food, Beverage & Tobacco -- 6.5%
                       Anheuser-Busch Cos., Inc. ..................................       650,000        33,611,500
                       Kraft Foods, Inc., Class A..................................       160,000         5,920,000
                       Philip Morris Cos., Inc. ...................................       685,000        31,544,250

                       Household Products -- 4.5%
                       Avon Products, Inc. ........................................       420,000        19,429,200
                       Colgate-Palmolive Co. ......................................       100,000         5,135,000
                       Procter & Gamble Co. .......................................       275,000        24,472,250
                                                                                                    ---------------
                                                                                                        120,112,200
                                                                                                    ---------------
                       ENERGY -- 7.6%
                       Energy Services -- 5.0%
                       BP, PLC ADR.................................................       625,400        29,018,560
                       FPL Group, Inc. ............................................       440,000        24,926,000

                       Energy Sources -- 2.6%
                       Apache Corp. ...............................................       264,000        13,596,000
                       Kerr-McGee Corp.+...........................................       320,000        14,966,400
                                                                                                    ---------------
                                                                                                         82,506,960
                                                                                                    ---------------
                       FINANCE -- 18.7%
                       Banks -- 5.5%
                       Bank of America Corp. ......................................       600,030        39,901,995
                       Bank One Corp. .............................................       525,000        20,427,750

                       Financial Services -- 11.8%
                       Capital One Financial Corp. ................................       190,000         6,023,000
                       Citigroup, Inc. ............................................       991,578        33,257,526
                       Federal Home Loan Mtg. Corp. ...............................       180,000        11,151,000
                       Federal National Mtg. Assoc.................................       230,000        17,224,700
                       Household International, Inc. ..............................       150,000         6,400,500
                       J.P. Morgan Chase & Co.+....................................       697,600        17,412,096
                       MBNA Corp. .................................................       645,000        12,506,550
                       Merrill Lynch & Co., Inc.+..................................       300,000        10,695,000
                       Morgan Stanley, Dean Witter & Co. ..........................       350,000        14,122,500

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 1.4%
                       ACE, Ltd. ..................................................       250,000   $     7,917,500
                       XL Capital, Ltd., Class A...................................        97,600         7,232,160
                                                                                                    ---------------
                                                                                                        204,272,277
                                                                                                    ---------------
                       HEALTHCARE -- 18.6%
                       Drugs -- 7.2%
                       Cardinal Health, Inc. ......................................       150,000         8,640,000
                       Pfizer, Inc. ...............................................     1,600,000        51,760,000
                       Schering-Plough Corp. ......................................       240,000         6,120,000
                       Wyeth.......................................................       299,000        11,930,100

                       Health Services -- 5.7%
                       Health Management Associates, Inc., Class A+................     1,000,000        20,230,000
                       Tenet Healthcare Corp.+.....................................       622,500        29,662,125
                       Wellpoint Health Networks, Inc.+............................       171,000        12,226,500

                       Medical Products -- 5.7%
                       Amgen, Inc.+................................................       250,000        11,410,000
                       Guidant Corp.+..............................................       150,000         5,220,000
                       Human Genome Sciences, Inc.+................................       310,000         5,369,200
                       Johnson & Johnson...........................................       640,000        33,920,000
                       Medtronic, Inc. ............................................       160,000         6,464,000
                                                                                                    ---------------
                                                                                                        202,951,925
                                                                                                    ---------------
                       INDUSTRIAL & COMMERCIAL -- 8.2%
                       Aerospace & Military Technology -- 2.3%
                       United Technologies Corp. ..................................       369,300        25,666,350

                       Business Services -- 3.1%
                       Concord EFS, Inc.+..........................................       466,900         9,104,550
                       First Data Corp. ...........................................       320,000        11,184,000
                       Fiserv, Inc.+...............................................        90,000         3,096,900
                       Maxim Integrated Products, Inc.+............................       290,000        10,202,200

                       Machinery -- 0.5%
                       Danaher Corp. ..............................................        80,000         4,964,000

                       Transportation -- 2.3%
                       Union Pacific Corp. ........................................       425,001        24,934,809
                                                                                                    ---------------
                                                                                                         89,152,809
                                                                                                    ---------------
                       INFORMATION & ENTERTAINMENT -- 6.2%
                       Broadcasting & Media -- 3.2%
                       Comcast Corp., Class A+.....................................       470,000         9,823,000
                       Cox Communications, Inc., Class A+..........................       245,000         6,774,250
                       Viacom, Inc., Class B+......................................       470,000        18,297,100

                       Leisure & Tourism -- 3.0%
                       Carnival Corp. .............................................       420,000        11,130,000
                       Royal Caribbean Cruises, Ltd. ..............................       540,000        10,702,800
                       Southwest Airlines Co. .....................................       790,000        10,909,900
                                                                                                    ---------------
                                                                                                         67,637,050
                                                                                                    ---------------
                       INFORMATION TECHNOLOGY -- 11.5%
                       Communication Equipment -- 1.0%
                       Juniper Networks, Inc.+.....................................       350,000         2,800,000
                       QUALCOMM, Inc.+.............................................       280,000         7,694,400

                       Computers & Business Equipment -- 1.4%
                       Dell Computer Corp.+........................................       600,000        14,958,000

---------------------
    94


                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software -- 4.5%
                       Affiliated Computer Services, Inc., Class A+................       190,000   $     8,926,200
                       Microsoft Corp.+............................................       850,000        40,783,000

                       Electronics -- 3.5%
                       Applied Materials, Inc.+....................................       278,100         4,135,347
                       Linear Technology Corp. ....................................       230,000         6,228,400
                       Marvell Technology Group, Ltd. .............................       135,000         2,585,250
                       Micron Technology, Inc.+....................................       550,300        10,725,347
                       Texas Instruments, Inc. ....................................       635,000        14,700,250

                       Telecommunications -- 1.1%
                       BellSouth Corp. ............................................       440,000        11,814,000
                                                                                                    ---------------
                                                                                                        125,350,194
                                                                                                    ---------------
                       MATERIALS -- 1.3%
                       Chemicals
                       du Pont (E.I.) de Nemours and Co. ..........................       350,000        14,668,500
                                                                                                    ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,016,457,216)...........                     994,559,540
                                                                                                    ---------------

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 8.2%                                    AMOUNT
                       --------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 7.8%
                       Euro Time Deposit with State Street Bank & Trust Co.
                       1.25% due 8/01/02@
                         (cost $84,829,000)........................................   $84,829,000        84,829,000
                                                                                                    ---------------
                       U.S. TREASURY BILLS -- 0.4%
                       United States Treasury Bills 1.67% due 9/19/02@
                         (cost $4,389,999).........................................     4,400,000         4,389,999
                                                                                                    ---------------
                       TOTAL SHORT-TERM SECURITIES (cost $89,218,999)..............                      89,218,999
                                                                                                    ---------------

                       TOTAL INVESTMENTS --
                         (cost $1,105,676,215)                       99.4%                                     $1,083,778,539
                       Other assets less liabilities --               0.6                                           6,527,339
                                                                    ------                                     --------------
                       NET ASSETS --                                100.0%                                     $1,090,305,878
                                                                    ======                                     ==============

              -----------------------------

                        +   Non-income producing securities
                       ADR -- American Depository Receipt
                        @   The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS

                       --------------------------------------------------------------------------------------------
                       NUMBER OF                      EXPIRATION       VALUE AT       VALUE AS OF       UNREALIZED
                       CONTRACTS    DESCRIPTION          DATE         TRADE DATE     JULY 31, 2002     DEPRECIATION
                       --------------------------------------------------------------------------------------------
                       265 Long    S&P 500 Index    September 2002    $68,370,000     $60,386,875      $(7,983,125)
                                                                                                       ============

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FEDERATED VALUE PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2002
    Federated Investment Counseling                                  (UNAUDITED)

                       COMMON STOCK -- 93.7%                                            SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.3%
                       Automotive -- 3.1%
                       Ford Motor Co. .............................................      156,189   $  2,103,866
                       General Motors Corp. .......................................       56,836      2,645,715
                       TRW, Inc. ..................................................       43,900      2,368,405

                       Retail -- 2.2%
                       Federated Department Stores, Inc.+..........................       70,200      2,640,222
                       Toys 'R' Us, Inc.+..........................................      171,500      2,311,820
                                                                                                   -------------
                                                                                                     12,070,028
                                                                                                   -------------
                       CONSUMER STAPLES -- 6.0%
                       Food, Beverage & Tobacco -- 4.7%
                       Philip Morris Cos., Inc. ...................................      103,000      4,743,150
                       Sara Lee Corp. .............................................      131,400      2,462,436
                       UST, Inc. ..................................................      117,700      3,463,911

                       Household Products -- 1.3%
                       Kimberly-Clark Corp. .......................................       49,000      2,991,450
                                                                                                   -------------
                                                                                                     13,660,947
                                                                                                   -------------
                       ENERGY -- 17.2%
                       Energy Services -- 14.9%
                       BP, PLC ADR.................................................       76,000      3,526,400
                       ChevronTexaco Corp. ........................................       56,300      4,222,500
                       Cinergy Corp. ..............................................       77,700      2,634,030
                       Diamond Offshore Drilling, Inc. ............................      122,700      2,871,180
                       ENSCO International, Inc. ..................................       96,000      2,481,600
                       Entergy Corp. ..............................................       93,000      3,769,290
                       Exxon Mobil Corp. ..........................................      103,300      3,797,308
                       FPL Group, Inc. ............................................       62,300      3,529,295
                       Marathon Oil Corp. .........................................      121,800      2,952,432
                       Phillips Petroleum Co. .....................................       59,700      3,089,475
                       Reliant Energy, Inc. .......................................      122,100      1,228,326

                       Energy Sources -- 2.3%
                       Sunoco, Inc.................................................       77,600      2,757,904
                       Unocal Corp.................................................       81,200      2,651,992
                                                                                                   -------------
                                                                                                     39,511,732
                                                                                                   -------------
                       FINANCE -- 23.6%
                       Banks -- 7.3%
                       Bank of America Corp. ......................................       79,100      5,260,150
                       PNC Financial Services Group................................       57,000      2,402,550
                       Wachovia Corp. .............................................      108,000      3,866,400
                       Washington Mutual, Inc. ....................................      138,300      5,173,803

                       Financial Services -- 6.9%
                       Bear Stearns Cos., Inc. ....................................       63,700      3,836,014
                       Citigroup, Inc. ............................................       96,500      3,236,610
                       Federal National Mtg. Assoc.................................       38,000      2,845,820

---------------------
    96


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       MBIA, Inc. .................................................       58,300   $  2,891,097
                       Morgan Stanley, Dean Witter & Co............................       77,000      3,106,950

                       Insurance -- 9.4%
                       Allmerica Financial Corp. ..................................       79,900      2,181,270
                       Allstate Corp. .............................................      106,700      4,055,667
                       CIGNA Corp. ................................................       40,600      3,654,000
                       Lincoln National Corp. .....................................       61,500      2,256,435
                       Loews Corp. ................................................       77,900      3,695,576
                       Marsh & McLennan Cos., Inc. ................................       61,600      2,950,640
                       Principal Financial Group, Inc.+............................       95,200      2,733,192
                                                                                                   -------------
                                                                                                     54,146,174
                                                                                                   -------------
                       HEALTHCARE -- 10.3%
                       Drugs -- 5.1%
                       Abbott Laboratories.........................................       45,600      1,888,296
                       Bristol-Myers Squibb Co. ...................................       80,300      1,881,429
                       Pfizer, Inc. ...............................................       98,400      3,183,240
                       Pharmacia Corp. ............................................       75,896      3,395,587
                       Schering-Plough Corp. ......................................       52,600      1,341,300

                       Health Services -- 2.8%
                       Healthsouth Corp.+..........................................      309,200      3,169,300
                       UnitedHealth Group, Inc. ...................................       37,400      3,278,484

                       Medical Products -- 2.4%
                       Baxter International, Inc. .................................       51,200      2,043,392
                       Boston Scientific Corp.+....................................      116,200      3,484,838
                                                                                                   -------------
                                                                                                     23,665,866
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 13.6%
                       Aerospace & Military Technology -- 1.6%
                       General Dynamics Corp. .....................................       29,000      2,346,680
                       Northrop Grumman Corp. .....................................       11,500      1,273,050

                       Business Services -- 8.8%
                       Cendant Corp.+..............................................      370,070      5,114,367
                       First Data Corp. ...........................................      132,800      4,641,360
                       H&R Block, Inc. ............................................      103,500      4,996,980
                       Johnson Controls, Inc. .....................................       36,100      2,924,822
                       Waste Management, Inc. .....................................      104,800      2,480,616

                       Machinery -- 1.9%
                       Ingersoll-Rand Co., Class A.................................       63,000      2,418,570
                       Textron, Inc. ..............................................       51,600      2,033,040

                       Multi-Industry -- 1.3%
                       Tyco International, Ltd. ...................................      240,000      3,072,000
                                                                                                   -------------
                                                                                                     31,301,485
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 1.1%
                       Broadcasting & Media
                       Viacom, Inc., Class B+......................................       62,933      2,449,982
                                                                                                   -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 11.8%
                       Communication Equipment -- 0.7%
                       Motorola, Inc. .............................................      137,200   $  1,591,520

                       Computers & Business Equipment -- 4.7%
                       Hewlett-Packard Co. ........................................      229,598      3,248,812
                       International Business Machines Corp. ......................       36,000      2,534,400
                       Lexmark International, Inc., Class A+.......................       49,800      2,434,224
                       Storage Technology Corp.+...................................      186,600      2,649,720

                       Computer Software -- 1.8%
                       Computer Sciences Corp.+....................................       48,100      1,779,700
                       Electronic Data Systems Corp. ..............................       66,500      2,445,205

                       Electronics -- 0.7%
                       Koninklijke Philips Electronics NV..........................       69,600      1,568,784

                       Telecommunications -- 3.9%
                       BellSouth Corp. ............................................       73,000      1,960,050
                       SBC Communications, Inc. ...................................       91,500      2,530,890
                       Sprint Corp. (FON Group)....................................      123,700      1,156,595
                       Verizon Communications, Inc. ...............................       99,156      3,272,148
                                                                                                   -------------
                                                                                                     27,172,048
                                                                                                   -------------
                       MATERIALS -- 4.8%
                       Chemicals -- 3.9%
                       Air Products and Chemicals, Inc. ...........................       55,100      2,438,175
                       du Pont (E.I.) de Nemours and Co. ..........................       67,100      2,812,161
                       PPG Industries, Inc. .......................................       65,100      3,736,740

                       Metals & Minerals -- 0.9%
                       Alcoa, Inc. ................................................       77,600      2,099,080
                                                                                                   -------------
                                                                                                     11,086,156
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $248,630,096)......................                 215,064,418
                                                                                                   -------------

                       PREFERRED STOCK -- 3.2%
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 2.2%
                       Aerospace & Military Technology -- 0.9%
                       Northrop Grumman Corp. 7.25%................................       18,600      2,180,850

                       Transportation -- 1.3%
                       Union Pacific Capital Trust 6.25%...........................       58,500      2,939,625
                                                                                                   -------------
                                                                                                      5,120,475
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 1.0%
                       Broadcasting & Media
                       News Corp., Ltd. ADR........................................      131,100      2,228,700
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $7,939,998).....................                   7,349,175
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $256,570,094).............                 222,413,593
                                                                                                   -------------

---------------------
    98

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 2.9%                                    AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       TIME DEPOSIT
                       Euro Time Deposit with State Street Bank & Trust Co. 0.85%
                         due 8/01/02 (cost $6,551,000).............................   $6,551,000   $  6,551,000
                                                                                                   -------------


                       TOTAL INVESTMENTS --
                         (cost $263,121,094)                         99.8%                                       228,964,593
                       Other assets less liabilities --               0.2                                            456,228
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 229,420,821
                                                                    ======                                     =============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    DAVIS VENTURE VALUE
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2002
    Davis Selected Advisers, L.P.                                    (UNAUDITED)

                       COMMON STOCK -- 98.1%                                            SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.8%
                       Housing -- 2.7%
                       Masco Corp. ................................................     1,189,300    $    28,781,060
                       Vulcan Materials Co. .......................................       525,500         21,251,220
                       Retail -- 4.1%
                       Costco Wholesale Corp.+.....................................     1,663,800         58,016,706
                       J.C. Penney Co., Inc. ......................................       213,300          3,754,080
                       RadioShack Corp. ...........................................       639,100         16,360,960
                                                                                                     ---------------
                                                                                                         128,164,026
                                                                                                     ---------------
                       CONSUMER STAPLES -- 12.6%
                       Food, Beverage & Tobacco
                       Albertson's, Inc. ..........................................       227,000          6,396,860
                       Diageo, PLC ADR.............................................       805,700         38,987,823
                       Hershey Foods Corp. ........................................       189,500         14,868,170
                       Kraft Foods, Inc., Class A..................................       508,300         18,807,100
                       Philip Morris Cos., Inc. ...................................     2,824,600        130,072,830
                       Safeway, Inc.+..............................................     1,072,300         29,831,386
                                                                                                     ---------------
                                                                                                         238,964,169
                                                                                                     ---------------
                       ENERGY -- 5.7%
                       Energy Services -- 2.6%
                       Conoco, Inc. ...............................................       190,000          4,582,800
                       Phillips Petroleum Co. .....................................       872,900         45,172,575

                       Energy Sources -- 3.1%
                       Devon Energy Corp. .........................................       868,826         36,212,668
                       EOG Resources, Inc. ........................................       653,600         22,411,944
                                                                                                     ---------------
                                                                                                         108,379,987
                                                                                                     ---------------
                       FINANCE -- 45.3%
                       Banks -- 12.8%
                       Bank One Corp. .............................................     1,331,600         51,812,556
                       Golden West Financial Corp. ................................       884,700         58,169,025
                       Lloyds TSB Group, PLC.......................................       679,800         27,837,810
                       State Street Corp. .........................................       181,500          7,713,750
                       Wells Fargo & Co. ..........................................     1,906,800         96,979,848

                       Financial Services -- 19.5%
                       American Express Co. .......................................     4,111,600        144,975,016
                       Citigroup, Inc. ............................................     2,267,961         76,067,412
                       Household International, Inc. ..............................     1,841,800         78,589,606
                       Moody's Corp. ..............................................       557,800         27,666,880
                       Morgan Stanley, Dean Witter & Co. ..........................       731,450         29,514,008
                       Providian Financial Corp. ..................................       813,000          4,081,260
                       Stilwell Financial, Inc. ...................................       639,700          8,667,935

                       Insurance -- 13.0%
                       American International Group, Inc.#.........................       137,437          8,784,973
                       Aon Corp. ..................................................     1,011,900         24,032,625
                       Berkshire Hathaway, Inc., Class A+..........................           977         66,729,100

---------------------
    100


                       COMMON STOCK (CONTINUED)                                         SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       Berkshire Hathaway, Inc., Class B+..........................            30    $        68,610
                       Chubb Corp. ................................................       193,100         12,530,259
                       Everest Re Group, Ltd. .....................................        71,300          3,903,675
                       Loews Corp. ................................................       568,900         26,988,616
                       Markel Corp.+...............................................         9,500          1,923,750
                       Principal Financial Group, Inc.+............................       296,300          8,506,773
                       Progressive Corp............................................       772,600         39,518,490
                       Sun Life Financial Services of Canada, Inc..................       170,400          3,074,016
                       Transatlantic Holdings, Inc.#...............................       643,800         47,093,970
                       UnumProvident Corp..........................................       103,570          2,119,042
                                                                                                     ---------------
                                                                                                         857,349,005
                                                                                                     ---------------
                       HEALTHCARE -- 7.6%
                       Drugs -- 7.2%
                       Bristol-Myers Squibb Co.....................................       767,300         17,977,839
                       Eli Lilly and Co............................................       815,300         47,629,826
                       Merck & Co., Inc............................................       937,700         46,509,920
                       Pfizer, Inc.................................................       353,000         11,419,550
                       Pharmacia Corp..............................................       276,500         12,370,610

                       Health Services -- 0.4%
                       IMS Health, Inc.............................................       461,700          7,304,094
                                                                                                     ---------------
                                                                                                         143,211,839
                                                                                                     ---------------
                       INDUSTRIAL & COMMERCIAL -- 10.6%
                       Business Services -- 1.5%
                       Dun & Bradstreet Corp.+.....................................       612,000         19,798,200
                       WPP Group, PLC ADR..........................................       212,400          8,122,176

                       Electrical Equipment -- 0.6%
                       American Standard Cos., Inc.+...............................       155,100         11,091,201

                       Machinery -- 1.1%
                       Dover Corp..................................................       696,200         20,433,470

                       Multi-Industry -- 5.3%
                       3M Co.......................................................       369,200         46,456,436
                       Tyco International, Ltd.....................................     4,240,742         54,281,497

                       Transportation -- 2.1%
                       United Parcel Service, Inc., Class B........................       606,300         39,615,642
                                                                                                     ---------------
                                                                                                         199,798,622
                                                                                                     ---------------
                       INFORMATION & ENTERTAINMENT -- 1.6%
                       Broadcasting & Media -- 0.7%
                       Gannett Co., Inc............................................       196,200         14,108,742

                       Leisure & Tourism -- 0.9%
                       Marriott International, Inc., Class A.......................       491,500         16,465,250
                                                                                                     ---------------
                                                                                                          30,573,992
                                                                                                     ---------------
                       INFORMATION TECHNOLOGY -- 4.6%
                       Computers & Business Equipment -- 1.7%
                       Lexmark International, Inc., Class A+.......................       662,700         32,392,776

                       Computer Software -- 1.6%
                       BMC Software, Inc.+.........................................       664,300          8,934,835
                       Microsoft Corp.+............................................       425,900         20,434,682

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 0.5%
                       Agere Systems, Inc.+........................................     4,898,600    $     9,307,340

                       Telecommunications -- 0.8%
                       Level 3 Communications, Inc.+...............................       453,200          3,199,592
                       Tellabs, Inc.+..............................................     2,228,400         12,768,732
                                                                                                     ---------------
                                                                                                          87,037,957
                                                                                                     ---------------
                       MATERIALS -- 1.9%
                       Forest Products -- 1.0%
                       Sealed Air Corp.+...........................................     1,258,500         18,260,835
                       Metals & Minerals -- 0.9%
                       Martin Marietta Materials, Inc..............................       464,800         17,815,784
                                                                                                     ---------------
                                                                                                          36,076,619
                                                                                                     ---------------
                       REAL ESTATE -- 0.8%
                       Real Estate Investment Trusts
                       CenterPoint Properties Corp.................................        46,100          2,693,162
                       General Growth Properties, Inc..............................       263,000         12,750,240
                                                                                                     ---------------
                                                                                                          15,443,402
                                                                                                     ---------------
                       UTILITIES -- 0.6%
                       Gas & Pipeline Utilities
                       Kinder Morgan, Inc..........................................       261,200         10,868,532
                                                                                                     ---------------
                       TOTAL COMMON STOCK (cost $2,004,085,270)....................                    1,855,868,150
                                                                                                     ---------------

                       PREFERRED STOCK -- 0.5%
                       ---------------------------------------------------------------------------------------------
                       REAL ESTATE
                       Real Estate Investment Trusts
                       General Growth Properties, Inc. 7.25% (cost $7,046,331).....       280,400          8,636,320
                                                                                                     ---------------
                       TOTAL INVESTMENT SECURITIES (cost $2,011,131,601)...........                    1,864,504,470
                                                                                                     ---------------

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 2.2%                                     AMOUNT
                       ---------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 1.79%, dated 07/31/02, to be repurchased
                         08/01/02 in the amount of $41,292,053 and collateralized
                         by $17,475,000 of Federal National Mtg. Assoc. Notes
                         bearing interest at 4.15%, due 08/28/03 and $24,460,000 of
                         Federal Home Loan Mtg. Corp. Notes bearing interest at
                         2.26%, due 02/13/03, which together have an approximate
                         value of $42,535,611 (cost $41,290,000)...................   $41,290,000         41,290,000
                                                                                                     ---------------

                       TOTAL INVESTMENTS --
                         (cost $2,052,421,601)                       100.8%                                    1,905,794,470
                       Liabilities in excess of other assets --       (0.8)                                      (14,527,140)
                                                                     ------                                  ---------------
                       NET ASSETS --                                 100.0%                                  $ 1,891,267,330
                                                                     ======                                  ===============

              -----------------------------
              + Non-income producing securities
              # Security represents an investment in an affiliated company. ADR -- American Depository Receipt

              See Notes to Financial Statements.

---------------------
    102

---------------------

    SUNAMERICA SERIES TRUST
    "DOGS" OF WALL STREET
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2002
    SunAmerica Asset Management Corp.                                (UNAUDITED)

                       COMMON STOCK -- 98.8%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 13.7%
                       Automotive -- 3.4%
                       General Motors Corp. .......................................       94,866    $  4,416,012

                       Housing -- 7.4%
                       Newell Rubbermaid, Inc. ....................................      166,832       5,018,307
                       Sherwin-Williams Co. .......................................      165,997       4,769,094

                       Retail -- 2.9%
                       May Department Stores Co.+..................................      124,257       3,817,175
                                                                                                    -------------
                                                                                                      18,020,588
                                                                                                    -------------
                       CONSUMER STAPLES -- 24.6%
                       Food, Beverage & Tobacco -- 17.2%
                       Albertson's, Inc. ..........................................      144,498       4,071,954
                       Brown-Forman Corp., Class B.................................       74,193       5,028,801
                       ConAgra Foods, Inc. ........................................      194,198       4,876,312
                       Philip Morris Cos., Inc. ...................................      100,866       4,644,879
                       UST, Inc. ..................................................      132,946       3,912,601

                       Household Products -- 7.4%
                       Clorox Co. .................................................      117,199       4,512,162
                       Procter & Gamble Co. .......................................       58,360       5,193,456
                                                                                                    -------------
                                                                                                      32,240,165
                                                                                                    -------------
                       ENERGY -- 3.3%
                       Energy Services
                       Exxon Mobil Corp. ..........................................      116,666       4,288,642
                                                                                                    -------------

                       FINANCE -- 2.4%
                       Financial Services
                       J.P. Morgan Chase & Co.+....................................      126,981       3,169,446
                                                                                                    -------------

                       HEALTHCARE -- 4.6%
                       Drugs
                       Bristol-Myers Squibb Co. ...................................       89,592       2,099,140
                       Merck & Co., Inc. ..........................................       77,968       3,867,213
                                                                                                    -------------
                                                                                                       5,966,353
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 12.9%
                       Business Services -- 2.9%
                       Genuine Parts Co. ..........................................      126,529       3,885,706

                       Machinery -- 6.3%
                       Caterpillar, Inc. ..........................................       87,253       3,900,209
                       Textron, Inc. ..............................................      109,458       4,312,645

                       Multi-Industry -- 3.7%
                       3M Co. .....................................................       38,685       4,867,733
                                                                                                    -------------
                                                                                                      16,966,293
                                                                                                    -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 3.6%
                       Entertainment Products
                       Eastman Kodak Co. ..........................................      152,270    $  4,686,871
                                                                                                    -------------

                       INFORMATION TECHNOLOGY -- 15.5%
                       Computers & Business Equipment -- 7.6%
                       Avery Dennison Corp. .......................................       82,577       5,137,115
                       Pitney Bowes, Inc. .........................................      123,107       4,801,173

                       Electronics -- 3.1%
                       Emerson Electric Co. .......................................       80,709       4,112,124

                       Telecommunications -- 4.8%
                       ALLTEL Corp. ...............................................       74,690       3,026,439
                       SBC Communications, Inc. ...................................      117,525       3,250,741
                                                                                                    -------------
                                                                                                      20,327,592
                                                                                                    -------------
                       MATERIALS -- 18.2%
                       Chemicals -- 11.3%
                       du Pont (E.I.) de Nemours and Co. ..........................      108,842       4,561,568
                       PPG Industries, Inc. .......................................       90,766       5,209,968
                       Rohm and Haas Co. ..........................................      133,674       5,012,775

                       Forest Products -- 6.9%
                       Bemis Co., Inc. ............................................       93,792       4,507,644
                       International Paper Co. ....................................      114,115       4,544,059
                                                                                                    -------------
                                                                                                      23,836,014
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $138,469,900).............                  129,501,964
                                                                                                    -------------


                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 4.9%                                     AMOUNT
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $6,404,000)........................   $6,404,000       6,404,000
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $144,873,900)                           103.7%                                    135,905,964
                       Liabilities in excess of other assets --         (3.7)                                     (4,846,899)
                                                                       ------                                  -------------
                       NET ASSETS --                                   100.0%                                  $ 131,059,065
                                                                       ======                                  =============

              -----------------------------
              + Non-income producing securities

              See Notes to Financial Statements.

---------------------
    104

---------------------

    SUNAMERICA SERIES TRUST
    ALLIANCE GROWTH PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2002
    Alliance Capital Management L.P.                                 (UNAUDITED)

                       COMMON STOCK -- 98.8%                                            SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 22.4%
                       Automotive -- 1.5%
                       Harley-Davidson, Inc. ......................................      412,200    $   19,521,792

                       Retail -- 20.9%
                       Bed Bath & Beyond, Inc.+....................................       91,900         2,848,900
                       Best Buy Co., Inc.+.........................................      373,350        12,283,215
                       Home Depot, Inc. ...........................................    1,922,100        59,354,448
                       Kohl's Corp.+...............................................    1,277,400        84,308,400
                       Target Corp. ...............................................      777,200        25,919,620
                       Wal-Mart Stores, Inc. ......................................      917,200        45,107,896
                       Walgreen Co. ...............................................    1,165,900        41,191,247
                                                                                                    ---------------
                                                                                                       290,535,518
                                                                                                    ---------------
                       CONSUMER STAPLES -- 6.1%
                       Food, Beverage & Tobacco -- 2.7%
                       Anheuser-Busch Cos., Inc. ..................................      427,500        22,106,025
                       PepsiCo, Inc. ..............................................       64,300         2,761,042
                       Philip Morris Cos., Inc. ...................................      237,600        10,941,480

                       Household Products -- 3.4%
                       Avon Products, Inc. ........................................      192,800         8,918,928
                       Colgate-Palmolive Co. ......................................      353,000        18,126,550
                       Procter & Gamble Co. .......................................      186,300        16,578,837
                                                                                                    ---------------
                                                                                                        79,432,862
                                                                                                    ---------------
                       FINANCE -- 21.0%
                       Financial Services -- 20.2%
                       Citigroup, Inc. ............................................    1,767,909        59,295,668
                       Federal Home Loan Mtg. Corp. ...............................      857,000        53,091,150
                       Federal National Mtg. Assoc. ...............................      300,700        22,519,423
                       Goldman Sachs Group, Inc. ..................................      188,300        13,774,145
                       Household International, Inc. ..............................      359,300        15,331,331
                       MBNA Corp. .................................................    3,942,900        76,452,831
                       Merrill Lynch & Co., Inc.+..................................      606,000        21,603,900

                       Insurance -- 0.8%
                       Progressive Corp. ..........................................       71,500         3,657,225
                       Travelers Property Casualty Corp.+..........................      438,300         7,144,290
                                                                                                    ---------------
                                                                                                       272,869,963
                                                                                                    ---------------
                       HEALTHCARE -- 25.0%
                       Drugs -- 9.7%
                       Cardinal Health, Inc. ......................................      683,790        39,386,304
                       Pfizer, Inc. ...............................................    2,685,716        86,882,913

                       Health Services -- 7.6%
                       Tenet Healthcare Corp.+.....................................      937,150        44,655,197
                       UnitedHealth Group, Inc. ...................................      529,800        46,442,268
                       Wellpoint Health Networks, Inc.+............................       93,100         6,656,650

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       --------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 7.7%
                       Amgen, Inc.+................................................      597,700    $   27,279,028
                       Baxter International, Inc. .................................      584,400        23,323,404
                       Johnson & Johnson...........................................      670,100        35,515,300
                       Medtronic, Inc. ............................................      346,400        13,994,560
                                                                                                    ---------------
                                                                                                       324,135,624
                                                                                                    ---------------
                       INDUSTRIAL & COMMERCIAL -- 7.1%
                       Aerospace & Military Technology -- 0.1%
                       Lockheed Martin Corp........................................       20,900         1,300,599

                       Business Services -- 2.4%
                       Concord EFS, Inc.+..........................................      187,300         3,652,350
                       First Data Corp. ...........................................      690,800        24,143,460
                       Maxim Integrated Products, Inc.+............................       77,800         2,737,004

                       Machinery -- 4.6%
                       General Electric Co. .......................................    1,861,000        59,924,200
                                                                                                    ---------------
                                                                                                        91,757,613
                                                                                                    ---------------
                       INFORMATION & ENTERTAINMENT -- 4.9%
                       Broadcasting & Media
                       AOL Time Warner, Inc.+......................................      378,400         4,351,600
                       Comcast Corp., Class A+.....................................      597,600        12,489,840
                       Viacom, Inc., Class B+......................................    1,192,558        46,426,283
                                                                                                    ---------------
                                                                                                        63,267,723
                                                                                                    ---------------
                       INFORMATION TECHNOLOGY -- 12.3%
                       Communication Equipment -- 2.0%
                       Nokia Corp. ADR.............................................    2,097,760        26,012,224

                       Computers & Business Equipment -- 1.0%
                       Dell Computer Corp.+........................................      329,900         8,224,407
                       VERITAS Software Corp.+.....................................      264,100         4,444,803

                       Computer Software -- 4.8%
                       Microsoft Corp.+............................................    1,300,900        62,417,182

                       Electronics -- 2.2%
                       Applied Materials, Inc.+....................................      217,500         3,234,225
                       Intel Corp. ................................................    1,084,900        20,385,271
                       Texas Instruments, Inc. ....................................      208,200         4,819,830

                       Telecommunications -- 2.3%
                       Cisco Systems, Inc.+........................................    2,253,463        29,723,177
                                                                                                    ---------------
                                                                                                       159,261,119
                                                                                                    ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,469,964,435)...........                  1,281,260,422
                                                                                                    ---------------

---------------------
    106

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.4%                                    AMOUNT           VALUE
                       --------------------------------------------------------------------------------------------
                       TIME DEPOSIT
                       Euro Time Deposit with State Street Bank & Trust Co. 1.25%
                         due 8/01/02 (cost $5,053,000).............................   $5,053,000    $    5,053,000
                                                                                                    ---------------

                       TOTAL INVESTMENTS --
                         (cost $1,475,017,435)                      99.2%                                       1,286,313,422
                       Other assets less liabilities --               0.8                                          10,942,780
                                                                   ------                                     ---------------
                       NET ASSETS --                               100.0%                                     $ 1,297,256,202
                                                                   ======                                     ===============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GOLDMAN SACHS RESEARCH
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2002
    Goldman Sachs Asset Management                                   (UNAUDITED)

                       COMMON STOCK -- 99.5%                                           SHARES       VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.5%
                       Retail
                       Kohl's Corp.+...............................................     14,900   $   983,400
                       Wal-Mart Stores, Inc........................................     19,500       959,010
                                                                                                 ------------
                                                                                                   1,942,410
                                                                                                 ------------

                       CONSUMER STAPLES -- 4.3%
                       Food, Beverage & Tobacco
                       Coca-Cola Co................................................     19,750       986,315
                                                                                                 ------------

                       ENERGY -- 12.7%
                       Energy Services -- 3.9%
                       ChevronTexaco Corp..........................................     11,950       896,250
                       Energy Sources -- 8.8%
                       Apache Corp.................................................     18,200       937,300
                       Murphy Oil Corp.............................................     12,950     1,076,792
                                                                                                 ------------
                                                                                                   2,910,342
                                                                                                 ------------
                       FINANCE -- 17.1%
                       Banks -- 4.6%
                       U.S. Bancorp................................................     48,719     1,042,099
                       Financial Services -- 12.5%
                       Citigroup, Inc..............................................     25,446       853,459
                       Household International, Inc................................     21,954       936,777
                       MBNA Corp...................................................     55,132     1,069,010
                                                                                                 ------------
                                                                                                   3,901,345
                                                                                                 ------------
                       HEALTHCARE -- 14.9%
                       Drugs -- 9.6%
                       Abbott Laboratories.........................................     28,700     1,188,467
                       Cardinal Health, Inc........................................     17,400     1,002,240
                       Medical Products -- 5.3%
                       Amgen, Inc.+................................................     26,800     1,223,152
                                                                                                 ------------
                                                                                                   3,413,859
                                                                                                 ------------
                       INDUSTRIAL & COMMERCIAL -- 13.6%
                       Aerospace & Military Technology -- 4.1%
                       Boeing Co...................................................     22,800       946,656

                       Business Services -- 4.7%
                       Automatic Data Processing, Inc..............................     28,927     1,078,688

                       Multi-Industry -- 4.8%
                       General Electric Co.........................................     33,817     1,088,907
                                                                                                 ------------
                                                                                                   3,114,251
                                                                                                 ------------

---------------------
    108


                       COMMON STOCK (CONTINUED)                                        SHARES       VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 8.0%
                       Broadcasting & Media -- 8.0%
                       Clear Channel Communications, Inc.+.........................     32,200   $   838,810
                       Viacom, Inc., Class B+......................................     25,421       989,640
                                                                                                 ------------
                                                                                                   1,828,450
                                                                                                 ------------
                       INFORMATION TECHNOLOGY -- 11.9%
                       Computers & Business Equipment -- 3.9%
                       Sun Microsystems, Inc.+.....................................    227,600       892,192

                       Computer Software -- 3.8%
                       Microsoft Corp.+............................................     18,000       863,640

                       Internet Content -- 4.2%
                       eBay, Inc.+.................................................     16,800       959,112
                                                                                                 ------------
                                                                                                   2,714,944
                                                                                                 ------------
                       MATERIALS -- 4.2%
                       Metals & Minerals
                       Alcoa, Inc..................................................     35,500       960,275
                                                                                                 ------------

                       UTILITIES -- 4.3%
                       Gas & Pipeline Utilities
                       Kinder Morgan, Inc..........................................     23,393       973,383
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $26,903,539)..............               22,745,574
                                                                                                 ------------

                       TOTAL INVESTMENTS -- (cost $26,903,539)        99.5%                                       22,745,574
                       Other assets less liabilities --                0.5                                           108,991
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $ 22,854,565
                                                                     ======                                     ============

              -----------------------------

              + Non-income producing securities

              See Note 3 for collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                       NUMBER OF                    EXPIRATION     VALUE AT     VALUE AS OF     UNREALIZED
                       CONTRACTS   DESCRIPTION         DATE       TRADE DATE   JULY 31, 2002   APPRECIATION
                       ------------------------------------------------------------------------------------
                       4 Long     S&P E-Mini 500  September 2002   $169,372      $182,300        $12,928
                                                                                                 =======

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS GROWTH AND INCOME
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2002
    Massachusetts Financial Services Company                         (UNAUDITED)

                       COMMON STOCK -- 95.6%                                                 SHARES          VALUE
                       -----------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.2%
                       Apparel & Textiles -- 0.4%
                       Nike, Inc., Class B.........................................            19,820    $     976,928

                       Automotive -- 0.3%
                       Harley-Davidson, Inc. ......................................            18,710          886,106

                       Housing -- 0.0%
                       Leggett & Platt, Inc. ......................................             5,700          128,193

                       Retail -- 7.5%
                       BJ's Wholesale Club, Inc.+..................................             2,490           87,523
                       Costco Wholesale Corp.+.....................................            18,570          647,536
                       Family Dollar Stores, Inc. .................................            21,140          640,331
                       Home Depot, Inc. ...........................................            86,480        2,670,502
                       Lowe's Cos., Inc. ..........................................            30,960        1,171,836
                       Sears Roebuck & Co. ........................................            63,730        3,006,144
                       Target Corp. ...............................................            79,250        2,642,987
                       Wal-Mart Stores, Inc. ......................................           148,570        7,306,673
                       Walgreen Co. ...............................................            19,390          685,049
                                                                                                         -------------
                                                                                                            20,849,808
                                                                                                         -------------
                       CONSUMER STAPLES -- 9.5%
                       Food, Beverage & Tobacco -- 6.5%
                       Anheuser-Busch Cos., Inc. ..................................            54,590        2,822,849
                       Coca-Cola Co. ..............................................             9,710          484,917
                       Diageo, PLC.................................................            89,606        1,086,576
                       J. M. Smucker Co. ..........................................                 1               34
                       Kellogg Co. ................................................            16,650          573,426
                       Kroger Co.+.................................................            36,800          716,864
                       PepsiCo, Inc. ..............................................            85,852        3,686,485
                       Philip Morris Cos., Inc. ...................................           109,730        5,053,067
                       Safeway, Inc.+..............................................            15,460          430,097
                       Sysco Corp. ................................................            33,240          865,902
                       Unilever NV.................................................            11,420          643,517

                       Household Products -- 3.0%
                       Avon Products, Inc. ........................................             7,800          360,828
                       Black & Decker Corp. .......................................             6,200          282,100
                       Gillette Co. ...............................................            66,310        2,180,273
                       Kimberly-Clark Corp. .......................................             3,950          241,147
                       Procter & Gamble Co. .......................................            50,510        4,494,885
                                                                                                         -------------
                                                                                                            23,922,967
                                                                                                         -------------
                       ENERGY -- 7.8%
                       Energy Services -- 7.2%
                       Baker Hughes, Inc. .........................................            40,400        1,082,720
                       BP, PLC ADR.................................................            73,630        3,416,432
                       ChevronTexaco Corp. ........................................            12,750          956,250
                       Dominion Resources, Inc. ...................................            18,580        1,104,395
                       Encana Corp. (Canadian shares)..............................            11,530          325,311

---------------------
    110


                                         COMMON STOCK (CONTINUED)                            SHARES          VALUE
                       -----------------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Services (continued)
                       Encana Corp. ...............................................            37,500    $   1,062,000
                       Exelon Corp. ...............................................            24,237        1,188,825
                       Exxon Mobil Corp. ..........................................           216,924        7,974,126
                       GlobalSantaFe Corp. ........................................             6,450          145,383
                       PG&E Corp.+.................................................            19,590          272,301
                       Schlumberger, Ltd. .........................................            11,640          499,589
                       Southern Co. ...............................................             8,200          235,996

                       Energy Sources -- 0.6%
                       Anadarko Petroleum Corp. ...................................            13,730          597,255
                       Apache Corp. ...............................................             6,374          328,261
                       Devon Energy Corp. .........................................             1,330           55,434
                       Unocal Corp. ...............................................            12,360          403,678
                                                                                                         -------------
                                                                                                            19,647,956
                                                                                                         -------------
                       FINANCE -- 19.8%
                       Banks -- 6.3%
                       Bank of America Corp. ......................................            66,620        4,430,230
                       Bank of New York Co., Inc. .................................            23,570          754,711
                       Charter One Financial, Inc. ................................             5,900          200,128
                       Comerica, Inc. .............................................            30,350        1,765,156
                       FleetBoston Financial Corp. ................................            54,120        1,255,584
                       Mellon Financial Corp. .....................................            55,960        1,487,417
                       State Street Corp. .........................................            22,070          937,975
                       SunTrust Banks, Inc. .......................................             6,170          405,986
                       U.S. Bancorp................................................            34,720          742,661
                       Wachovia Corp. .............................................            11,140          398,812
                       Wells Fargo & Co. ..........................................            68,430        3,480,350

                       Financial Services -- 8.8%
                       American Express Co. .......................................            35,880        1,265,129
                       Capital One Financial Corp. ................................            12,220          387,374
                       Citigroup, Inc. ............................................           174,133        5,840,421
                       Federal Home Loan Mtg. Corp. ...............................           111,680        6,918,576
                       Federal National Mtg. Assoc. ...............................            46,860        3,509,345
                       Goldman Sachs Group, Inc. ..................................            25,870        1,892,391
                       Merrill Lynch & Co., Inc.+..................................            57,050        2,033,832
                       Morgan Stanley, Dean Witter & Co. ..........................            11,260          454,341

                       Insurance -- 4.7%
                       AFLAC, Inc. ................................................            18,420          578,572
                       Allstate Corp. .............................................            24,450          929,345
                       Chubb Corp. ................................................            30,270        1,964,220
                       CIGNA Corp. ................................................             8,450          760,500
                       Hartford Financial Services Group, Inc. ....................            34,300        1,735,580
                       Marsh & McLennan Cos., Inc. ................................            17,240          825,796
                       MetLife, Inc. ..............................................            61,200        1,725,228
                       St. Paul Cos., Inc. ........................................            40,490        1,263,693
                       Travelers Property Casualty Corp.+..........................            43,530          709,539
                       UnumProvident Corp. ........................................            22,690          464,237
                       XL Capital, Ltd., Class A...................................            14,760        1,093,716
                                                                                                         -------------
                                                                                                            50,210,845
                                                                                                         -------------
                       HEALTHCARE -- 13.4%
                       Drugs -- 9.3%
                       Abbott Laboratories.........................................            58,090        2,405,507
                       Allergan, Inc. .............................................            13,190          797,863
                       Aventis SA..................................................            13,040          855,770

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                            SHARES          VALUE
                       -----------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Drugs (continued)
                       Cardinal Health, Inc. ......................................            21,895    $   1,261,152
                       Eli Lilly and Co. ..........................................            49,210        2,874,848
                       Forest Laboratories, Inc.+..................................             2,700          209,169
                       GlaxoSmithKline, PLC ADR....................................             9,400          371,300
                       Merck & Co., Inc. ..........................................            38,600        1,914,560
                       Pfizer, Inc. ...............................................           257,285        8,323,170
                       Pharmacia Corp. ............................................            19,560          875,114
                       Wyeth.......................................................            91,580        3,654,042

                       Health Services -- 1.6%
                       Caremark Rx, Inc.+..........................................             4,100           64,370
                       HCA, Inc. ..................................................            60,590        2,847,730
                       Healthsouth Corp.+..........................................            24,800          254,200
                       UnitedHealth Group, Inc. ...................................            11,120          974,779

                       Medical Products -- 2.5%
                       Baxter International, Inc. .................................            38,670        1,543,320
                       Johnson & Johnson...........................................            65,550        3,474,150
                       Medtronic, Inc. ............................................            13,340          538,936
                       Stryker Corp.+..............................................            12,800          647,936
                                                                                                         -------------
                                                                                                            33,887,916
                                                                                                         -------------
                       INDUSTRIAL & COMMERCIAL -- 11.5%
                       Aerospace & Military Technology -- 0.8%
                       Lockheed Martin Corp. ......................................            11,560          741,112
                       Northrop Grumman Corp. .....................................            10,970        1,214,379

                       Business Services -- 2.2%
                       Accenture, Ltd.+............................................            34,500          569,250
                       Automatic Data Processing, Inc. ............................            30,890        1,151,888
                       Concord EFS, Inc.+..........................................            10,680          208,260
                       First Data Corp. ...........................................            80,120        2,800,194
                       Johnson Controls, Inc. .....................................             1,600          129,632
                       Waste Management, Inc. .....................................            27,390          648,321

                       Machinery -- 1.9%
                       Caterpillar, Inc. ..........................................            12,850          574,395
                       Danaher Corp. ..............................................            24,130        1,497,266
                       Deere & Co. ................................................            19,860          834,517
                       Illinois Tool Works, Inc. ..................................            20,520        1,354,115
                       ITT Industries, Inc. .......................................             8,160          521,261

                       Multi-Industry -- 4.3%
                       3M Co. .....................................................            21,770        2,739,319
                       General Electric Co. .......................................           243,870        7,852,614
                       Honeywell International, Inc. ..............................            11,300          365,668

                       Transportation -- 2.3%
                       Canadian National Railway Co. ..............................            43,043        2,065,633
                       FedEx Corp. ................................................            16,260          828,447
                       Union Pacific Corp. ........................................            17,780        1,043,153
                       United Parcel Service, Inc., Class B........................            28,020        1,830,827
                                                                                                         -------------
                                                                                                            28,970,251
                                                                                                         -------------
                       INFORMATION & ENTERTAINMENT -- 6.8%
                       Broadcasting & Media -- 6.4%
                       AOL Time Warner, Inc.+......................................            89,260        1,026,490
                       Clear Channel Communications, Inc.+.........................            38,890        1,013,084
                       Comcast Corp., Class A+.....................................            10,880          227,392

---------------------
    112


                                         COMMON STOCK (CONTINUED)                            SHARES          VALUE
                       -----------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       EchoStar Communications Corp., Class A+.....................             7,670    $     125,098
                       Fox Entertainment Group, Inc., Class A+.....................             9,180          183,141
                       Gannett Co., Inc. ..........................................            44,490        3,199,276
                       McGraw-Hill Cos., Inc. .....................................            15,050          941,378
                       New York Times Co., Class A.................................            61,170        2,767,942
                       Tribune Co. ................................................            10,510          419,349
                       Viacom, Inc., Class B+......................................           155,850        6,067,240
                       Walt Disney Co. ............................................            17,790          315,417

                       Entertainment Products -- 0.3%
                       Eastman Kodak Co. ..........................................            19,600          603,288

                       Leisure & Tourism -- 0.1%
                       Starwood Hotels & Resorts Worldwide, Inc. ..................            10,800          277,560
                                                                                                         -------------
                                                                                                            17,166,655
                                                                                                         -------------
                       INFORMATION TECHNOLOGY -- 14.4%
                       Communication Equipment -- 0.3%
                       Motorola, Inc. .............................................            54,390          630,924

                       Computers & Business Equipment -- 3.6%
                       Dell Computer Corp.+........................................            82,140        2,047,750
                       Hewlett-Packard Co. ........................................            80,240        1,135,396
                       International Business Machines Corp. ......................            73,420        5,168,768
                       Lexmark International, Inc., Class A+.......................             5,860          286,437
                       VERITAS Software Corp.+.....................................            23,630          397,693

                       Computer Software -- 4.2%
                       Adobe Systems, Inc. ........................................            19,400          464,824
                       Microsoft Corp.+............................................           154,000        7,388,920
                       Oracle Corp.+...............................................           266,850        2,670,902
                       Peoplesoft, Inc.+...........................................            12,350          222,053

                       Electronics -- 1.8%
                       Agilent Technologies, Inc.+.................................            24,780          467,846
                       Analog Devices, Inc.+.......................................            73,140        1,762,674
                       Intel Corp. ................................................            47,450          891,585
                       Lam Research Corp.+.........................................             7,800           95,940
                       Linear Technology Corp. ....................................             5,420          146,774
                       Molex, Inc.+................................................             5,580          162,824
                       Novellus Systems, Inc.+.....................................            11,430          308,496
                       STMicroelectronics NV.......................................             6,450          137,321
                       Texas Instruments, Inc. ....................................            27,960          647,274

                       Internet Content -- 0.1%
                       BT Group, PLC...............................................             9,800          309,974

                       Telecommunications -- 4.4%
                       ALLTEL Corp. ...............................................             4,460          180,719
                       AT&T Corp. .................................................            92,260          939,207
                       AT&T Wireless Services, Inc.+...............................                 6               28
                       BellSouth Corp. ............................................            97,580        2,620,023
                       BT Group, PLC.+.............................................            51,000          160,586
                       Cisco Systems, Inc.+........................................           388,280        5,121,413
                       SBC Communications, Inc. ...................................            44,247        1,223,872
                       Verizon Communications, Inc. ...............................            28,000          924,000
                                                                                                         -------------
                                                                                                            36,514,223
                                                                                                         -------------

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                            SHARES          VALUE
                       -----------------------------------------------------------------------------------------------
                       MATERIALS -- 4.0%
                       Chemicals -- 2.1%
                       Air Products and Chemicals, Inc. ...........................            24,890    $   1,101,382
                       du Pont (E.I.) de Nemours and Co. ..........................             9,260          388,087
                       PPG Industries, Inc. .......................................            17,000          975,800
                       Praxair, Inc. ..............................................            36,720        1,920,456
                       Rohm and Haas Co. ..........................................             4,950          185,625
                       Syngenta AG.................................................            16,952          864,204

                       Forest Products -- 1.0%
                       International Paper Co. ....................................            58,030        2,310,755
                       Smurfit Stone Container Corp.+..............................            10,000          144,900

                       Metals & Minerals -- 0.9%
                       Alcoa, Inc. ................................................            86,720        2,345,776
                                                                                                         -------------
                                                                                                            10,236,985
                                                                                                         -------------
                       UTILITIES -- 0.2%
                       Electric Utilities
                       NiSource, Inc. .............................................            20,000          396,000
                                                                                                         -------------
                       TOTAL COMMON STOCK (cost $274,723,953)......................                        241,803,606
                                                                                                         -------------

                       PREFERRED STOCK -- 0.1%
                       -----------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.1%
                       Automotive
                       Porsche AG..................................................               392          171,117

                       ENERGY -- 0.0%
                       Energy Services
                       TXU Corp. 3.25%.............................................             3,800           96,900
                                                                                                         -------------
                       TOTAL PREFERRED STOCK (cost $276,371).......................                            268,017
                                                                                                         -------------
                       TOTAL INVESTMENT SECURITIES (cost $275,000,324).............                        242,071,623
                                                                                                         -------------

                                                                                           PRINCIPAL
                       SHORT-TERM SECURITIES 3.3%                                            AMOUNT
                       -----------------------------------------------------------------------------------------------
                       GOVERNMENT AGENCIES
                       Federal Home Loan Bank Disc. Notes 1.72% due 8/1/02
                         (cost $8,387,000).........................................        $8,387,000        8,387,000
                                                                                                         -------------

                       TOTAL INVESTMENTS --
                         (cost $283,387,324)                         99.0%                                       250,458,623
                       Other assets less liabilities --               1.0                                          2,492,667
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 252,951,290
                                                                    ======                                     =============

              -----------------------------
              + Non-income producing securities
              ADR -- American Depository Receipt
              CAD -- Canadian Dollar

              See Notes to Financial Statements.

---------------------
    114

---------------------

    SUNAMERICA SERIES TRUST
    PUTNAM GROWTH PORTFOLIO                INVESTMENT PORTFOLIO -- JULY 31, 2002
    Putnam Investment Management, LLC                                (UNAUDITED)

                                          COMMON STOCK -- 99.4%                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 11.7%
                       Apparel & Textiles -- 0.5%
                       Chico's FAS, Inc.+..........................................       14,200   $    224,218
                       Cintas Corp. ...............................................       13,400        588,113
                       Jones Apparel Group, Inc.+..................................        5,800        197,374
                       Reebok International, Ltd.+.................................       33,100        890,721
                       Ross Stores, Inc. ..........................................          900         33,894
                       Automotive -- 1.0%
                       AutoZone, Inc.+.............................................        9,400        693,250
                       Dana Corp. .................................................       16,500        265,320
                       Delphi Corp. ...............................................       20,600        205,176
                       General Motors Corp. .......................................       24,400      1,135,820
                       Goodyear Tire & Rubber Co. .................................        7,600        132,544
                       Lear Corp. .................................................       20,700        892,170
                       Housing -- 0.4%
                       Maytag Corp. ...............................................       17,700        586,401
                       Newell Rubbermaid, Inc. ....................................       17,900        538,432
                       Whirlpool Corp. ............................................        2,700        154,899
                       Retail -- 9.8%
                       99 Cents Only Stores+.......................................        9,000        219,420
                       American Greetings Corp. ...................................        9,800        157,486
                       Bed Bath & Beyond, Inc.+....................................       13,300        412,300
                       Best Buy Co., Inc.+.........................................       26,500        871,850
                       Big Lots, Inc.+.............................................       18,200        302,120
                       CBRL Group, Inc. ...........................................        2,500         74,800
                       CDW Computer Centers, Inc.+.................................        5,600        267,680
                       Circuit City Stores -- Circuit City Group...................       26,000        443,300
                       Dillard's, Inc., Class A....................................        5,700        133,950
                       Dollar Tree Stores, Inc.+...................................        2,800         87,350
                       Family Dollar Stores, Inc. .................................       13,800        418,002
                       Federated Department Stores, Inc.+..........................       24,200        910,162
                       Fortune Brands, Inc. .......................................        8,400        439,320
                       Home Depot, Inc. ...........................................       79,600      2,458,048
                       Kohl's Corp.+...............................................       17,800      1,174,800
                       Limited, Inc. ..............................................       62,100      1,115,937
                       Lowe's Cos., Inc. ..........................................      137,300      5,196,805
                       Michaels Stores, Inc. ......................................        8,400        311,052
                       Office Depot, Inc.+.........................................       35,300        458,194
                       PetSmart, Inc. .............................................        5,000         72,200
                       Pier 1 Imports, Inc. .......................................        9,000        155,700
                       RadioShack Corp. ...........................................        9,100        232,960
                       Rental A Center, Inc. ......................................        3,900        208,689
                       Saks, Inc.+.................................................        7,100         75,544
                       Staples, Inc.+..............................................       38,400        640,896
                       Target Corp. ...............................................       43,800      1,460,730
                       Tiffany & Co. ..............................................        8,600        211,904
                       TJX Cos., Inc. .............................................      131,300      2,327,949
                       Wal-Mart Stores, Inc. ......................................      205,600     10,111,408

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY (continued)
                       Retail (continued)
                       Walgreen Co. ...............................................       46,100   $  1,628,713
                       Williams-Sonoma, Inc.+......................................       20,300        461,825
                                                                                                   -------------
                                                                                                     39,579,426
                                                                                                   -------------
                       CONSUMER STAPLES -- 10.0%
                       Food, Beverage & Tobacco -- 8.6%
                       Albertson's, Inc. ..........................................        5,300        149,354
                       Anheuser-Busch Cos., Inc. ..................................       70,000      3,619,700
                       Coca-Cola Co. ..............................................       94,900      4,739,306
                       Coca-Cola Enterprises, Inc. ................................       28,500        530,670
                       Dole Food Co., Inc. ........................................        6,300        188,622
                       Kraft Foods, Inc., Class A..................................       61,450      2,273,650
                       Krispy Kreme Doughnuts, Inc.+...............................       13,500        477,225
                       Kroger Co.+.................................................       81,900      1,595,412
                       Pepsi Bottling Group, Inc. .................................       64,100      1,584,552
                       PepsiCo, Inc. ..............................................      102,000      4,379,880
                       Philip Morris Cos., Inc. ...................................      152,500      7,022,625
                       R.J. Reynolds Tobacco Holdings, Inc. .......................        4,500        245,835
                       Starbucks Corp.+............................................       91,700      1,800,071
                       SUPERVALU, Inc. ............................................        6,200        129,208
                       Whole Foods Market, Inc.+...................................        9,300        407,991
                       Winn-Dixie Stores, Inc. ....................................        3,400         53,550
                       Household Products -- 1.4%
                       Colgate-Palmolive Co. ......................................       19,700      1,011,595
                       Dial Corp. .................................................       11,200        224,224
                       Estee Lauder Cos., Inc., Class A............................        7,200        218,304
                       Procter & Gamble Co. .......................................       36,200      3,221,438
                                                                                                   -------------
                                                                                                     33,873,212
                                                                                                   -------------
                       EDUCATION -- 0.2%
                       Education
                       Apollo Group, Inc., Class A+................................       13,400        525,950
                       Career Education Corp.+.....................................        1,200         52,463
                                                                                                   -------------
                                                                                                        578,413
                                                                                                   -------------
                       ENERGY -- 3.6%
                       Energy Services -- 2.4%
                       BJ Services Co.+............................................       29,200        931,188
                       Conoco, Inc. ...............................................       31,700        764,604
                       Duke Energy Corp. ..........................................       16,100        410,389
                       Edison International+.......................................       15,700        205,670
                       Entergy Corp. ..............................................       17,500        709,275
                       Exelon Corp. ...............................................        9,500        465,975
                       Exxon Mobil Corp. ..........................................       55,800      2,051,208
                       FPL Group, Inc. ............................................        3,500        198,275
                       GlobalSantaFe Corp. ........................................       28,498        642,345
                       Noble Corp. ................................................       14,800        479,520
                       Phillips Petroleum Co. .....................................        3,100        160,425
                       Pinnacle West Capital Corp. ................................        3,700        125,800
                       Progress Energy, Inc. ......................................       10,700        500,225
                       Schlumberger, Ltd. .........................................        8,000        343,360
                       Shaw Group, Inc.+...........................................        7,200        167,976
                       Energy Sources -- 1.2%
                       Apache Corp. ...............................................       12,610        649,415
                       Burlington Resources, Inc. .................................       11,900        434,945
                       Cooper Cameron Corp.+.......................................       14,100        606,159
                       Devon Energy Corp. .........................................        1,900         79,192

---------------------
    116


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources (continued)
                       Murphy Oil Corp. ...........................................        5,400   $    449,010
                       Occidental Petroleum Corp. .................................        8,100        219,429
                       Smith International, Inc.+..................................       20,400        644,844
                       Unocal Corp. ...............................................       22,600        738,116
                                                                                                   -------------
                                                                                                     11,977,345
                                                                                                   -------------
                       FINANCE -- 14.2%
                       Banks -- 4.5%
                       Bank of America Corp. ......................................       11,300        751,450
                       Bank of New York Co., Inc. .................................       51,200      1,639,424
                       Bank One Corp. .............................................       10,700        416,337
                       Charter One Financial, Inc. ................................       10,900        369,728
                       Fifth Third Bancorp.........................................       13,400        885,338
                       First Tennessee National Corp. .............................        1,200         44,916
                       Golden West Financial Corp. ................................       10,700        703,525
                       Greenpoint Financial Corp. .................................       13,300        642,390
                       Investors Financial Services Corp. .........................       11,800        363,086
                       M&T Bank Corp. .............................................        4,600        384,560
                       National City Corp. ........................................       27,100        837,390
                       North Fork Bancorp., Inc. ..................................       10,300        418,283
                       Northern Trust Corp. .......................................        6,900        274,827
                       SouthTrust Corp. ...........................................        2,600         65,624
                       SunTrust Banks, Inc. .......................................       18,400      1,210,720
                       U.S. Bancorp................................................       78,700      1,683,393
                       UnionBanCal Corp. ..........................................        4,700        203,839
                       Washington Mutual, Inc. ....................................       44,300      1,657,263
                       Wells Fargo & Co. ..........................................       35,833      1,822,467
                       Zions Bancorp...............................................       14,900        752,599
                       Financial Services -- 7.6%
                       Americredit Corp. ..........................................       21,500        420,325
                       Bear Stearns Cos., Inc. ....................................        3,900        234,858
                       Blackrock, Inc.+............................................          800         33,560
                       Capital One Financial Corp. ................................       50,700      1,607,190
                       Charles Schwab Corp. .......................................      118,100      1,056,995
                       Citigroup, Inc. ............................................      147,733      4,954,965
                       Countrywide Credit Industries, Inc. ........................        3,300        167,673
                       Doral Financial Corp. ......................................        4,100        157,194
                       Federal Home Loan Mtg. Corp. ...............................       76,200      4,720,590
                       Federal National Mtg. Assoc. ...............................       30,600      2,291,634
                       Federated Investors, Inc., Class B..........................       14,100        400,722
                       Fidelity National Financial, Inc. ..........................        8,500        251,515
                       Household International, Inc. ..............................       27,477      1,172,443
                       Investment Technology Group.................................        6,800        230,316
                       Lehman Brothers Holdings, Inc. .............................        2,500        141,775
                       MBNA Corp. .................................................       73,100      1,417,409
                       Merrill Lynch & Co., Inc.+..................................       30,100      1,073,065
                       MGIC Investment Corp. ......................................        6,300        396,900
                       Moody's Corp. ..............................................        4,300        213,280
                       Morgan Stanley, Dean Witter & Co. ..........................       16,800        677,880
                       Nasdaq Gold Trust+..........................................       24,692        588,904
                       SEI Corp. ..................................................       19,900        523,569
                       SLM Corp. ..................................................        4,700        427,700
                       SPDR Trust Co. .............................................       25,907      2,364,014
                       Waddell & Reed Financial, Inc. .............................       19,400        348,036

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 2.1%
                       ACE, Ltd. ..................................................       20,718   $    656,139
                       American International Group, Inc.#.........................       82,177      5,252,754
                       CIGNA Corp. ................................................        1,700        153,000
                       Gallagher (Arthur J.) & Co. ................................        8,400        247,044
                       PMI Group, Inc. ............................................        5,500        195,360
                       Radian Group, Inc. .........................................        9,600        439,680
                       XL Capital, Ltd., Class A...................................        1,900        140,790
                                                                                                   -------------
                                                                                                     48,084,438
                                                                                                   -------------
                       HEALTHCARE -- 22.7%
                       Drugs -- 11.2%
                       Abbott Laboratories.........................................       96,200      3,983,642
                       AdvancePCS+.................................................       15,800        354,236
                       Allergan, Inc. .............................................       25,500      1,542,495
                       AmerisourceBergen Corp. ....................................       17,400      1,165,626
                       AstraZeneca, PLC............................................        9,200        336,628
                       Barr Labs, Inc.+............................................        1,400         85,400
                       Bristol-Myers Squibb Co. ...................................       12,400        290,532
                       Cardinal Health, Inc. ......................................       16,300        938,880
                       Cephalon, Inc.+.............................................        5,800        278,400
                       Eli Lilly and Co. ..........................................       45,300      2,646,426
                       Express Scripts, Inc., Class A+.............................       17,100        889,200
                       Forest Laboratories, Inc.+..................................        9,900        766,953
                       Gilead Sciences, Inc.+......................................       23,600        719,092
                       GlaxoSmithKline, PLC ADR....................................        3,300        130,350
                       ICN Pharmaceuticals, Inc. ..................................        9,000         94,410
                       King Pharmaceuticals, Inc.+.................................       40,500        859,005
                       Merck & Co., Inc. ..........................................       95,600      4,741,760
                       Mylan Laboratories, Inc. ...................................       17,100        554,724
                       Pfizer, Inc. ...............................................      332,175     10,745,861
                       Pharmacia Corp. ............................................       82,000      3,668,680
                       Shire Pharmaceuticals Group, PLC ADR+.......................       13,000        331,500
                       Teva Pharmaceutical Industries, Ltd. ADR....................        6,900        460,237
                       Watson Pharmaceuticals, Inc.+...............................        6,700        141,169
                       Wyeth.......................................................       49,900      1,991,010
                       Health Services -- 3.9%
                       Apogent Technologies, Inc.+.................................       16,200        314,280
                       Caremark Rx, Inc.+..........................................       57,000        894,900
                       DaVita, Inc.+...............................................        7,600        179,360
                       HCA, Inc. ..................................................       44,400      2,086,800
                       Health Management Associates, Inc., Class A+................       26,200        530,026
                       Health Net, Inc.+...........................................       12,200        273,036
                       Oxford Health Plans, Inc.+..................................       18,900        813,078
                       Quest Diagnostics, Inc.+....................................        9,800        591,822
                       Tenet Healthcare Corp.+.....................................       16,300        776,695
                       UnitedHealth Group, Inc. ...................................       56,600      4,961,556
                       Universal Health Services, Inc.+............................        7,300        345,144
                       Wellpoint Health Networks, Inc.+............................       19,000      1,358,500
                       Medical Products -- 7.6%
                       Amgen, Inc.+................................................       69,800      3,185,672
                       Andrx Group+................................................       24,300        539,217
                       Applera Corp. -- Applied Biosystems Group...................        4,200         78,372
                       Baxter International, Inc. .................................       34,600      1,380,886
                       Biomet, Inc. ...............................................       27,000        700,110
                       Genzyme Corp.+..............................................       16,700        380,426
                       Guidant Corp.+..............................................       19,600        682,080

---------------------
    118


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products (continued)
                       IDEC Pharmaceuticals Corp.+.................................       13,300   $    593,047
                       Johnson & Johnson...........................................      184,600      9,783,800
                       Laboratory Corp. of America Holdings........................       20,100        689,430
                       MedImmune, Inc.+............................................       78,800      2,343,512
                       Medtronic, Inc. ............................................       89,600      3,619,840
                       St. Jude Medical, Inc.+.....................................       10,500        399,000
                       Steris Corp.+...............................................        3,900         81,471
                       Varian Medical Systems, Inc. ...............................        2,700        112,860
                       Zimmer Holdings, Inc.+......................................       33,100      1,232,313
                                                                                                   -------------
                                                                                                     76,643,449
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 10.4%
                       Aerospace & Military Technology -- 1.1%
                       L-3 Communications Holdings, Inc.+..........................        6,600        305,052
                       Lockheed Martin Corp. ......................................       23,800      1,525,818
                       Northrop Grumman Corp. .....................................        6,200        686,340
                       Raytheon Co. ...............................................       16,900        550,602
                       Rockwell Collins, Inc. .....................................        3,200         82,240
                       United Technologies Corp. ..................................       10,200        708,900
                       Business Services -- 2.0%
                       Accenture, Ltd.+............................................       10,300        169,950
                       Automatic Data Processing, Inc. ............................       22,200        827,838
                       ChoicePoint, Inc.+..........................................        7,700        322,553
                       Equifax, Inc. ..............................................       12,500        265,000
                       Fiserv, Inc.+...............................................       12,000        412,920
                       H&R Block, Inc. ............................................        8,300        400,724
                       IDEXX Laboratories, Inc.+...................................       10,400        304,200
                       Interpublic Group of Cos., Inc. ............................       10,500        219,555
                       Jacobs Engineering Group, Inc.+.............................        3,500        121,415
                       Johnson Controls, Inc. .....................................        7,600        615,752
                       Maxim Integrated Products, Inc.+............................       64,400      2,265,592
                       Tech Data Corp. ............................................        5,300        177,815
                       W.W. Grainger, Inc. ........................................        1,200         58,848
                       Waste Management, Inc. .....................................       24,183        572,412
                       Machinery -- 0.4%
                       Brooks-PRI Automation, Inc.+................................        8,600        163,572
                       Dover Corp. ................................................       19,000        557,650
                       Illinois Tool Works, Inc. ..................................        4,700        310,153
                       Parker-Hannifin Corp. ......................................        5,752        231,575
                       Rockwell Automation, Inc. ..................................        5,800        107,300
                       Multi-Industry -- 6.5%
                       3M Co. .....................................................       20,700      2,604,681
                       General Electric Co. .......................................      545,200     17,555,440
                       Tyco International, Ltd. ...................................      125,600      1,607,680
                       Transportation -- 0.4%
                       Burlington Northern Santa Fe Corp. .........................       23,800        700,196
                       Canadian National Railway Co. ..............................        2,400        115,176
                       CNF Transportation, Inc. ...................................        3,200        101,856
                       United Parcel Service, Inc., Class B........................        6,200        405,108
                                                                                                   -------------
                                                                                                     35,053,913
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 4.3%
                       Broadcasting & Media -- 2.1%
                       AOL Time Warner, Inc.+......................................       46,200        531,300
                       Clear Channel Communications, Inc.+.........................       10,500        273,525
                       Comcast Corp., Class A+.....................................        6,200        129,580

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       Cox Radio, Inc. ............................................        8,800   $    204,600
                       EchoStar Communications Corp., Class A+.....................       45,400        740,474
                       Fox Entertainment Group, Inc., Class A+.....................       28,900        576,555
                       Lamar Advertising Co. ......................................       14,800        467,384
                       Viacom, Inc., Class B+......................................       98,700      3,842,391
                       Walt Disney Co. ............................................        8,300        147,159
                       Entertainment Products -- 0.3%
                       Mattel, Inc. ...............................................       60,500      1,138,005
                       Leisure & Tourism -- 1.9%
                       Darden Restaurants, Inc. ...................................       13,500        313,470
                       Expedia, Inc. ..............................................        3,000        145,860
                       Four Seasons Hotels, Inc. ..................................        5,500        210,100
                       GTECH Holdings Corp. .......................................        8,300        165,585
                       Harrah's Entertainment, Inc.+...............................       30,600      1,447,992
                       Hotels.com+.................................................        4,400        187,880
                       International Game Technology+..............................        7,400        431,050
                       Mandalay Resort Group+......................................        2,200         62,392
                       Marriott International, Inc., Class A.......................        9,600        321,600
                       MGM Mirage, Inc.+...........................................        2,700         94,500
                       Park Place Entertainment Corp.+.............................       36,700        336,906
                       Polaris Industries, Inc. ...................................        2,200        149,622
                       Royal Caribbean Cruises, Ltd. ..............................       20,000        396,400
                       Starwood Hotels & Resorts Worldwide, Inc. ..................        4,000        102,800
                       USA Interactive+............................................       11,600        255,768
                       Wendy's International, Inc. ................................       10,100        371,579
                       Yum! Brands, Inc.+..........................................       42,100      1,300,890
                                                                                                   -------------
                                                                                                     14,345,367
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 20.6%
                       Communication Equipment -- 0.7%
                       JDS Uniphase Corp.+.........................................       20,600         51,912
                       Juniper Networks, Inc.+.....................................        8,200         65,600
                       Motorola, Inc. .............................................       55,300        641,480
                       Nokia Corp. ADR.............................................       26,500        328,600
                       QUALCOMM, Inc.+.............................................       30,800        846,384
                       RF Micro Devices, Inc.+.....................................       52,448        349,303
                       Computers & Business Equipment -- 3.7%
                       Avnet, Inc. ................................................       13,200        220,440
                       Brocade Communications Systems, Inc.+.......................        8,400        157,500
                       Dell Computer Corp.+........................................      197,300      4,918,689
                       EMC Corp.+..................................................       88,000        660,000
                       Hewlett-Packard Co. ........................................       74,500      1,054,175
                       International Business Machines Corp. ......................       61,500      4,329,600
                       Lexmark International, Inc., Class A+.......................       13,100        640,328
                       Pitney Bowes, Inc. .........................................        6,800        265,200
                       Storage Technology Corp.+...................................       16,900        239,980
                       Sun Microsystems, Inc.+.....................................       32,200        126,224
                       VERITAS Software Corp.+.....................................        1,000         16,830
                       Computer Software -- 6.4%
                       Activision, Inc.+...........................................        2,600         74,672
                       Adobe Systems, Inc. ........................................       11,400        273,144
                       Affiliated Computer Services, Inc., Class A+................       25,400      1,193,292
                       BISYS Group, Inc.+..........................................       17,600        406,560
                       BMC Software, Inc.+.........................................       10,500        141,225
                       Business Objects SA ADR.....................................        6,100        118,401
                       Computer Sciences Corp.+....................................       15,300        566,100

---------------------
    120


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software (continued)
                       DST Systems, Inc.+..........................................        8,400   $    283,080
                       Electronic Arts, Inc.+......................................       37,900      2,280,822
                       Electronic Data Systems Corp. ..............................       10,050        369,539
                       Intuit, Inc.+...............................................       10,900        479,382
                       McDATA Corp., Class A+......................................       28,300        303,376
                       Microsoft Corp.+............................................      258,000     12,378,840
                       NetIQ Corp.+................................................        9,200        182,252
                       Oracle Corp.+...............................................      162,600      1,627,463
                       Peoplesoft, Inc.+...........................................       18,000        323,640
                       SunGard Data Systems, Inc.+.................................       30,400        712,880



                       Electronics -- 6.1%
                       Agilent Technologies, Inc.+.................................       24,500        462,560
                       Applied Materials, Inc.+....................................       79,300      1,179,191
                       Broadcom Corp., Class A+....................................       42,600        799,176
                       Emulex Corp.+...............................................       31,000        717,960
                       Integrated Device Technology, Inc.+.........................       16,000        204,800
                       Intel Corp. ................................................      452,100      8,494,959
                       KLA-Tencor Corp.+...........................................       50,800      2,001,012
                       Lam Research Corp.+.........................................       38,500        473,550
                       Linear Technology Corp. ....................................       22,800        617,424
                       Marvell Technology Group, Ltd. .............................       10,600        202,990
                       Micrel, Inc.+...............................................       27,100        310,837
                       Microchip Technology, Inc.+.................................       12,700        279,654
                       Micron Technology, Inc.+....................................       10,700        208,543
                       Novellus Systems, Inc.+.....................................       12,900        348,171
                       Photon Dynamics, Inc.+......................................        7,200        187,776
                       PMC-Sierra, Inc.+...........................................       56,200        536,710
                       QLogic Corp.+...............................................       23,100        941,325
                       Semtech Corp. ..............................................       13,900        273,274
                       Teradyne, Inc.+.............................................       16,100        241,500
                       Texas Instruments, Inc......................................       66,800      1,546,420
                       Xilinx, Inc.+...............................................       23,200        445,208



                       Internet Software -- 0.6%
                       CheckFree Corp.+............................................        4,600         45,816
                       Networks Associates, Inc.+..................................       70,000        850,500
                       Symantec Corp.+.............................................       34,400      1,153,776



                       Software -- 0.0%
                       Cadence Design Systems, Inc.+...............................        3,000         37,350



                       Telecommunications -- 3.1%
                       BellSouth Corp. ............................................       18,200        488,670
                       Cisco Systems, Inc.+........................................      522,400      6,890,456
                       Citizens Communications Co.+................................        9,100         49,868
                       Extreme Networks, Inc.+.....................................       20,800        216,320
                       SBC Communications, Inc. ...................................       78,600      2,174,076
                       Scientific-Atlanta, Inc. ...................................        8,600        108,790
                       Sprint Corp. (FON Group) ...................................       21,400        200,090
                       Tellabs, Inc.+..............................................       16,453         94,276
                       Verizon Communications, Inc. ...............................        7,700        254,100
                                                                                                   -------------
                                                                                                     69,664,041
                                                                                                   -------------
                       MATERIALS -- 1.3%
                       Chemicals -- 0.6%
                       Air Products and Chemicals, Inc. ...........................        5,500        243,375
                       Eastman Chemical Co. .......................................        7,000        310,240
                       Ecolab, Inc. ...............................................       19,900        914,405

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Chemicals (continued)
                       Lubrizol Corp. .............................................        5,400   $    164,376
                       Rohm and Haas Co. ..........................................        6,900        258,750



                       Forest Products -- 0.4%
                       Owens-Illinois, Inc.+.......................................        1,100         13,452
                       Sealed Air Corp.+...........................................        1,100         15,961
                       Smurfit Stone Container Corp.+..............................       48,300        699,867
                       Weyerhaeuser Co. ...........................................       11,300        663,875



                       Metals & Minerals -- 0.3%
                       Freeport-McMoRan Copper & Gold, Inc., Class B+..............       64,000        977,280
                       United States Steel Corp. ..................................       13,100        218,115
                                                                                                   -------------
                                                                                                      4,479,696
                                                                                                   -------------
                       REAL ESTATE -- 0.1%
                       Real Estate Investment Trusts
                       Annaly Mortgage Management, Inc. ...........................       11,800        232,932
                                                                                                   -------------
                       UTILITIES -- 0.3%
                       Electric Utilities -- 0.1%
                       NiSource, Inc. .............................................       17,900        354,420



                       Telephone -- 0.2%
                       CenturyTel, Inc. ...........................................       18,500        492,100
                                                                                                   -------------
                                                                                                        846,520
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $360,298,395).............                 335,358,752
                                                                                                   -------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 1.0%                                     AMOUNT
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with J.P. Morgan Chase & Co., bearing interest at
                         1.81%, dated 07/31/02, to be repurchased 08/01/02 in the
                         amount of $3,445,173 and collateralized by $3,110,000 of
                         Federal National Mtg. Association Notes bearing interest
                         at 6.63%, due 11/15/10 and having an approximate value of
                         $3,523,325 (cost $3,445,000)..............................   $3,445,000      3,445,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $363,743,395)                        100.4%                                       338,803,752
                       Liabilities in excess of other assets --      (0.4)                                        (1,263,498)
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 337,540,254
                                                                    ======                                     =============

              -----------------------------

              + Non-income producing securities
              # Security represents an investment in an affiliated company. ADR -- American Depository Receipt

              See Notes to Financial Statements.

---------------------
    122

---------------------

    SUNAMERICA SERIES TRUST
    BLUE CHIP GROWTH PORTFOLIO             INVESTMENT PORTFOLIO -- JULY 31, 2002
    SunAmerica Asset Management Corp.                                (UNAUDITED)

                                          COMMON STOCK -- 97.9%                         SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 18.3%
                       Apparel & Textiles -- 4.1%
                       Abercrombie & Fitch Co.+....................................        6,000   $  135,600
                       American Eagle Outfitters, Inc.+............................       15,800      261,648
                       Coach, Inc.+................................................       14,000      319,200
                       Nike, Inc., Class B.........................................        6,500      320,385

                       Automotive -- 1.1%
                       General Motors Corp. .......................................        3,000      139,650
                       Harley-Davidson, Inc. ......................................        3,000      142,080

                       Housing -- 1.7%
                       Furniture Brands International, Inc.+.......................        5,000      127,000
                       Newell Rubbermaid, Inc. ....................................       10,000      300,800

                       Retail -- 11.4%
                       Home Depot, Inc. ...........................................       20,500      633,040
                       Kohl's Corp.+...............................................        6,000      396,000
                       Limited, Inc. ..............................................       19,000      341,430
                       Linens 'N Things, Inc.+.....................................        8,000      194,800
                       Office Depot, Inc.+.........................................       11,000      142,780
                       Target Corp. ...............................................        8,400      280,140
                       Wal-Mart Stores, Inc. ......................................       18,300      899,994
                                                                                                   -----------
                                                                                                    4,634,547
                                                                                                   -----------
                       CONSUMER STAPLES -- 3.9%
                       Food, Beverage & Tobacco -- 3.3%
                       Coca-Cola Co. ..............................................       10,000      499,400
                       PepsiCo, Inc. ..............................................        3,200      137,408
                       Philip Morris Cos., Inc. ...................................        4,200      193,410

                       Household Products -- 0.6%
                       Procter & Gamble Co. .......................................        1,800      160,182
                                                                                                   -----------
                                                                                                      990,400
                                                                                                   -----------
                       ENERGY -- 6.4%
                       Energy Services -- 3.7%
                       ENSCO International, Inc. ..................................        9,000      232,650
                       Exxon Mobil Corp. ..........................................        8,600      316,136
                       GlobalSantaFe Corp. ........................................        6,000      135,240
                       Nabors Industries, Ltd.+....................................        8,500      259,420

                       Energy Sources -- 2.7%
                       Anadarko Petroleum Corp. ...................................        3,000      130,500
                       Apache Corp. ...............................................        3,000      154,500
                       Smith International, Inc.+..................................       12,400      391,964
                                                                                                   -----------
                                                                                                    1,620,410
                                                                                                   -----------
                       FINANCE -- 17.6%
                       Banks -- 3.8%
                       Bank of America Corp. ......................................        7,200      478,800
                       FleetBoston Financial Corp. ................................        4,000       92,800
                       Mellon Financial Corp. .....................................        5,200      138,216
                       Wells Fargo & Co. ..........................................        5,000      254,300

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 9.5%
                       American Express Co. .......................................       16,200   $  571,212
                       Citigroup, Inc. ............................................       18,566      622,704
                       J.P. Morgan Chase & Co.+....................................       12,200      304,512
                       Lehman Brothers Holdings, Inc. .............................        4,600      260,866
                       Merrill Lynch & Co., Inc.+..................................        6,500      231,725
                       Morgan Stanley, Dean Witter & Co. ..........................        5,800      234,030
                       SLM Corp. ..................................................        2,000      182,000

                       Insurance -- 4.3%
                       Allstate Corp. .............................................       10,000      380,100
                       Berkshire Hathaway, Inc., Class B+..........................          100      228,700
                       Chubb Corp. ................................................        3,000      194,670
                       MetLife, Inc. ..............................................       10,000      281,900
                                                                                                   -----------
                                                                                                    4,456,535
                                                                                                   -----------
                       HEALTHCARE -- 12.2%
                       Drugs -- 5.1%
                       Abbott Laboratories.........................................        3,500      144,935
                       Merck & Co., Inc. ..........................................        4,000      198,400
                       Pfizer, Inc. ...............................................       21,200      685,820
                       Pharmacia Corp. ............................................        5,700      255,018
                       VIVUS, Inc. ................................................           92          409

                       Health Services -- 1.3%
                       HCA, Inc. ..................................................        7,000      329,000

                       Medical Products -- 5.8%
                       Amgen, Inc.+................................................        7,600      346,864
                       Baxter International, Inc. .................................        7,000      279,370
                       IDEC Pharmaceuticals Corp.+.................................        7,400      329,966
                       Johnson & Johnson...........................................        9,700      514,100
                                                                                                   -----------
                                                                                                    3,083,882
                                                                                                   -----------
                       INDUSTRIAL & COMMERCIAL -- 17.0%
                       Aerospace & Military Technology -- 6.4%
                       Lockheed Martin Corp. ......................................       10,000      641,100
                       Northrop Grumman Corp. .....................................        2,200      243,540
                       Raytheon Co. ...............................................        5,000      162,900
                       Rockwell Collins, Inc. .....................................       11,000      282,700
                       United Technologies Corp. ..................................        4,000      278,000

                       Business Services -- 2.1%
                       Cendant Corp.+..............................................       17,800      245,996
                       First Data Corp. ...........................................        8,000      279,600

                       Machinery -- 1.9%
                       Caterpillar, Inc. ..........................................        3,000      134,100
                       Deere & Co. ................................................        3,800      159,676
                       SPX Corp.+..................................................        1,800      188,100

                       Multi-Industry -- 4.3%
                       3M Co. .....................................................        2,500      314,575
                       General Electric Co. .......................................       24,000      772,800

                       Transportation -- 2.3%
                       United Parcel Service, Inc., Class B........................        9,000      588,060
                                                                                                   -----------
                                                                                                    4,291,147
                                                                                                   -----------
                       INFORMATION & ENTERTAINMENT -- 6.9%
                       Broadcasting & Media -- 3.9%
                       Clear Channel Communications, Inc.+.........................        9,100      237,055
                       Comcast Corp., Class A+.....................................        4,900      102,410

---------------------
    124


                                         COMMON STOCK (CONTINUED)                       SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       New York Times Co., Class A.................................        3,000   $  135,750
                       Viacom, Inc., Class B+......................................       13,000      506,090

                       Entertainment Products -- 1.2%
                       Mattel, Inc.................................................       16,000      300,960

                       Leisure & Tourism -- 1.8%
                       Carnival Corp...............................................       15,000      397,500
                       Southwest Airlines Co.......................................        4,500       62,145
                                                                                                   -----------
                                                                                                    1,741,910
                                                                                                   -----------
                       INFORMATION TECHNOLOGY -- 14.4%
                       Communication Equipment -- 0.6%
                       QUALCOMM, Inc.+.............................................        5,000      137,400

                       Computers & Business Equipment -- 1.5%
                       Dell Computer Corp.+........................................       15,600      388,908

                       Computer Software -- 4.4%
                       Adobe Systems, Inc..........................................        5,000      119,800
                       Intuit, Inc.+...............................................        3,000      131,940
                       Microsoft Corp.+............................................       18,000      863,640

                       Electronics -- 6.9%
                       Advanced Micro Devices, Inc.+...............................       30,000      240,900
                       Applied Materials, Inc.+....................................        7,000      104,090
                       Intel Corp..................................................       20,000      375,800
                       Micron Technology, Inc.+....................................       15,000      292,350
                       Novellus Systems, Inc.+.....................................        7,000      188,930
                       Texas Instruments, Inc......................................       22,900      530,135

                       Telecommunications -- 1.0%
                       Cisco Systems, Inc.+........................................       20,000      263,800
                                                                                                   -----------
                                                                                                    3,637,693
                                                                                                   -----------
                       MATERIALS -- 1.2%
                       Chemicals
                       Dow Chemical Co. ...........................................        5,000      144,350
                       du Pont (E.I.) de Nemours and Co............................        4,000      167,640
                                                                                                   -----------
                                                                                                      311,990
                                                                                                   -----------
                       TOTAL INVESTMENT SECURITIES (cost $30,228,161)..............                24,768,514
                                                                                                   -----------

                                                                                      PRINCIPAL
                                                    REPURCHASE AGREEMENT -- 0.9%        AMOUNT
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $214,000)..........................   $  214,000      214,000
                                                                                                   -----------

                       TOTAL INVESTMENTS --
                         (cost $30,442,161)                           98.8%                                       24,982,514
                       Other assets less liabilities --                 1.2                                          311,543
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $ 25,294,057
                                                                     ======                                     ============

              -----------------------------
              + Non-income producing securities

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    REAL ESTATE PORTFOLIO                  INVESTMENT PORTFOLIO -- JULY 31, 2002
    Davis Selected Advisers, L.P.                                    (UNAUDITED)

                                          COMMON STOCK -- 85.6%                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 3.6%
                       Leisure & Tourism
                       Marriott International, Inc., Class A.......................      72,500   $   2,428,750
                       Starwood Hotels & Resorts Worldwide, Inc. ..................      76,100       1,955,770
                                                                                                  -------------
                                                                                                      4,384,520
                                                                                                  -------------
                       REAL ESTATE -- 82.0%
                       Real Estate Companies -- 3.2%
                       Catellus Development Corp.+.................................     200,100       3,881,940

                       Real Estate Investment Trusts -- 78.8%
                       Alexandria Real Estate Equities, Inc. ......................      80,700       3,482,205
                       Archstone Smith Trust.......................................      87,800       2,230,120
                       Arden Realty Group, Inc. ...................................      47,400       1,231,452
                       AvalonBay Communities, Inc. ................................      72,867       3,275,372
                       Boston Properties, Inc. ....................................      86,700       3,233,910
                       CarrAmerica Realty Corp. ...................................      54,400       1,496,000
                       CBL & Associates Properties, Inc. ..........................      90,700       3,329,597
                       CenterPoint Properties Corp. ...............................     176,300      10,299,446
                       Chelsea Property Group, Inc. ...............................     142,600       4,822,732
                       Corporate Office Properties Trust...........................      81,900       1,156,428
                       Duke Realty Corp. ..........................................     123,800       3,187,850
                       Equity Office Properties Trust..............................     119,933       3,163,832
                       Equity Residential..........................................      44,800       1,198,400
                       Essex Property Trust, Inc. .................................      27,800       1,417,800
                       First Industrial Realty Trust, Inc. ........................     116,600       3,772,010
                       General Growth Properties, Inc. ............................      59,600       2,889,408
                       Highwoods Properties, Inc. .................................     143,100       3,813,615
                       Home Properties of New York, Inc. ..........................      81,700       2,942,017
                       Kilroy Realty Corp. ........................................      66,400       1,611,528
                       Kimco Realty Corp. .........................................     112,650       3,620,571
                       Liberty Property Trust......................................     139,700       4,491,355
                       Parkway Properties, Inc. ...................................      38,600       1,358,720
                       ProLogis Trust..............................................     211,800       5,400,900
                       Simon Property Group, Inc. .................................     137,400       4,945,026
                       Taubman Centers, Inc. ......................................     253,000       3,749,460
                       United Dominion Realty Trust, Inc. .........................     243,300       3,941,460
                       Vornado Realty Trust........................................     203,494       8,862,164
                                                                                                  -------------
                                                                                                     98,805,318
                                                                                                  -------------
                       TOTAL COMMON STOCK (cost $96,963,693).......................                 103,189,838
                                                                                                  -------------

                       PREFERRED STOCK -- 10.9%
                       ----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 1.2%
                       Leisure & Tourism
                       Six Flags, Inc. 7.25%.......................................      61,600       1,447,600

---------------------
    126


                                       PREFERRED STOCK (CONTINUED)                     SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       REAL ESTATE -- 9.7%
                       Real Estate Investment Trusts
                       Apartment Investment & Management Co., Series G 9.38%.......      17,800   $     449,450
                       Apartment Investment & Management Co., Series P 9.00%
                         (Convertible).............................................       1,200          29,700
                       CenterPoint Properties Corp., Series A 8.48%................      18,600         464,256
                       Equity Residential, Series C 9.13%..........................       4,300         114,552
                       Equity Residential, Series D 8.60%..........................      10,000         264,700
                       Equity Residential, Series E 7.00% (Convertible)............      13,600         405,280
                       General Growth Properties, Inc. 7.25% (Convertible).........     192,600       5,932,080
                       SL Green Realty Corp. 8.00% (Convertible)...................     121,400       4,042,620
                                                                                                  -------------
                                                                                                     11,702,638
                                                                                                  -------------
                       TOTAL PREFERRED STOCK (cost $11,556,409)....................                  13,150,238
                                                                                                  -------------
                       TOTAL INVESTMENT SECURITIES (cost $108,520,102).............                 116,340,076
                                                                                                  -------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 2.9%                                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 1.79%, dated 07/31/02, to be repurchased
                         08/01/02 in the amount of $3,464,172 and collateralized by
                         $3,555,000 of Federal Farm Credit Bank Disc. Notes bearing interest at 2.75%, due 06/13/03 and having an approximate
                         value of $3,568,331 (cost $3,464,000).....................  $3,464,000       3,464,000
                                                                                                  -------------

                       TOTAL INVESTMENTS --
                         (cost $111,984,102)                         99.4%                                      119,804,076
                       Other assets less liabilities --               0.6                                           739,519
                                                                    ------                                    -------------
                       NET ASSETS --                                100.0%                                     $120,543,595
                                                                    ======                                    =============

              -----------------------------

               + Non-income producing securities

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SMALL COMPANY VALUE
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2002
    U.S. BanCorp Asset Management                                    (UNAUDITED)

                       COMMON STOCK -- 96.8%                                           SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 13.5%

                       Apparel & Textiles -- 3.0%
                       Ashworth, Inc.+.............................................      6,150    $   37,515
                       Charming Shoppes, Inc.+.....................................      5,000        36,400
                       Timberland Co., Class A+....................................      2,800       106,176

                       Automotive -- 2.9%
                       Dura Automotive Systems, Inc.+..............................      7,900       110,047
                       Tower Automotive, Inc.+.....................................      8,200        61,418

                       Housing -- 3.0%
                       D.R. Horton, Inc. ..........................................      5,978       132,712
                       La-Z-Boy, Inc. .............................................        900        20,160
                       Simpson Manufacturing Co., Inc.+............................        500        29,675

                       Retail -- 4.6%
                       Regis Corp. ................................................      2,750        69,795
                       School Specialty, Inc.+.....................................      4,500       105,705
                       Topps Co., Inc.+............................................     10,900        97,991
                                                                                                  -----------
                                                                                                     807,594
                                                                                                  -----------
                       CONSUMER STAPLES -- 0.7%
                       Food, Beverage & Tobacco
                       Dean Foods Co.+.............................................      1,200        40,008
                                                                                                  -----------

                       ENERGY -- 6.5%
                       Energy Services -- 2.7%
                       Core Laboratories NV+.......................................      5,200        49,504
                       Newpark Resources, Inc.+....................................      4,550        22,295
                       Sierra Pacific Resources....................................        150           939
                       Unisource Energy Corp. .....................................      5,400        86,508

                       Energy Sources -- 3.8%
                       Evergreen Resources, Inc.+..................................      1,400        49,350
                       Forest Oil Corp.+...........................................      2,100        47,985
                       Newfield Exploration Co.+...................................      2,600        82,004
                       Stone Energy Corp.+.........................................      1,449        49,237
                                                                                                  -----------
                                                                                                     387,822
                                                                                                  -----------
                       FINANCE -- 27.9%
                       Banks -- 9.6%
                       Astoria Financial Corp. ....................................      4,900       164,885
                       City National Corp. ........................................      1,000        51,850
                       Community First Bankshares, Inc. ...........................      3,200        81,216
                       Cullen/Frost Bankers, Inc. .................................        900        32,940
                       Downey Financial Corp. .....................................        300        12,771
                       First Republic Bank+........................................      4,300        96,750
                       Greater Bay Bancorp.........................................      2,350        57,011
                       Local Financial Corp.+......................................      2,500        37,500
                       Sterling Bancshares, Inc. ..................................      3,000        40,740

---------------------
    128


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 7.5%
                       American Capital Strategies, Ltd. ..........................      2,300    $   58,397
                       E*TRADE Group, Inc.+........................................     10,400        41,080
                       Federal Agricultural Mtg. Corp., Class C+...................      1,900        49,970
                       LandAmerica Financial Group, Inc. ..........................      2,400        76,920
                       Medallion Financial Corp.+..................................      1,450         4,713
                       Metris Cos., Inc. ..........................................      4,750        16,862
                       National Commerce Financial Corp. ..........................      2,500        64,375
                       NCO Group, Inc.+............................................      9,400       137,240

                       Insurance -- 10.8%
                       Horace Mann Educators Corp. ................................      2,300        39,215
                       Markel Corp.+...............................................        400        81,000
                       PartnerRe, Ltd. ............................................        900        43,470
                       Philadelphia Consolidated Holding Corp.+....................      1,400        56,322
                       Phoenix Cos., Inc. .........................................      2,900        45,965
                       Protective Life Corp. ......................................      3,900       124,800
                       Radian Group, Inc. .........................................      4,370       200,146
                       W.R. Berkley Corp. .........................................      1,500        52,965
                                                                                                  -----------
                                                                                                   1,669,103
                                                                                                  -----------
                       HEALTHCARE -- 10.5%
                       Health Services -- 4.3%
                       Hooper Holmes, Inc. ........................................      3,600        21,168
                       On Assignment, Inc.+........................................      8,100        64,719
                       RehabCare Group, Inc.+......................................      2,950        57,466
                       Renal Care Group, Inc.+.....................................      2,600        84,240
                       Res-Care, Inc.+.............................................      4,300        25,800

                       Medical Products -- 6.2%
                       ATS Medical, Inc.+..........................................      8,200         5,248
                       Cooper Companies, Inc. .....................................      1,400        61,460
                       Cytyc Corp.+................................................     10,900        93,849
                       Kensey Nash Corp.+..........................................      2,200        31,460
                       Mentor Corp.+...............................................      1,500        47,730
                       Natus Medical, Inc.+........................................      7,200        26,280
                       Regeneration Technologies, Inc.+............................      6,210        39,185
                       Respironics, Inc.+..........................................      2,100        67,242
                                                                                                  -----------
                                                                                                     625,847
                                                                                                  -----------
                       INDUSTRIAL & COMMERCIAL -- 10.8%
                       Aerospace & Military Technology -- 1.8%
                       Alliant Techsystems, Inc.+..................................      1,725       105,915

                       Business Services -- 4.5%
                       ITT Educational Services, Inc.+.............................      2,400        37,800
                       Learning Tree International, Inc.+..........................      2,200        34,496
                       Pentair, Inc. ..............................................      1,900        77,273
                       Quanta Services, Inc.+......................................      3,500         6,685
                       TeleTech Holdings, Inc.+....................................      6,900        39,123
                       Waste Connections, Inc.+....................................      2,300        74,267

                       Electrical Equipment -- 1.8%
                       C&D Technologies, Inc. .....................................      1,600        24,592
                       Rayovac Corp.+..............................................      5,650        79,665

                       Machinery -- 1.5%
                       Flowserve Corp.+............................................      1,200        20,700
                       MagneTek, Inc.+.............................................      7,000        45,150
                       Tredegar Corp. .............................................      1,500        26,250

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Transportation -- 1.2%
                       Landstar Systems, Inc.+.....................................        500    $   49,905
                       Pacer International, Inc. ..................................      1,400        22,120
                                                                                                  -----------
                                                                                                     643,941
                                                                                                  -----------
                       INFORMATION & ENTERTAINMENT -- 6.0%
                       Broadcasting & Media -- 1.2%
                       LodgeNet Entertainment Corp.+...............................      6,000        73,500

                       Leisure & Tourism -- 4.8%
                       Buca, Inc.+.................................................      3,300        28,050
                       Dollar Thrifty Automotive Group, Inc.+......................      2,800        54,320
                       Expressjet Holdings, Inc.+..................................      5,800        70,470
                       O' Charley's, Inc.+.........................................      3,650        78,657
                       Steiner Leisure, Ltd.+......................................      5,100        55,590
                                                                                                  -----------
                                                                                                     360,587
                                                                                                  -----------
                       INFORMATION TECHNOLOGY -- 10.8%
                       Communication Equipment -- 0.2%
                       REMEC, Inc.+................................................      1,850         8,399

                       Computers & Business Equipment -- 0.4%
                       RadiSys Corp.+..............................................      2,700        25,245

                       Computer Software -- 4.2%
                       Ascential Software Corp.+...................................     12,500        30,625
                       Barra, Inc.+................................................      1,900        63,992
                       Carreker Corp.+.............................................      6,000        55,500
                       Msc Software Corp. .........................................      1,700        17,867
                       PLATO Learning, Inc.+.......................................      4,800        36,000
                       Pomeroy Computer Resources, Inc.+...........................      2,300        29,003
                       Rainbow Technologies, Inc.+.................................      3,900        18,564

                       Electronics -- 3.5%
                       Actel Corp.+................................................      3,100        45,322
                       FSI International, Inc.+....................................      3,000        15,480
                       Innovex, Inc.+..............................................      5,600        15,400
                       Moog, Inc., Class A+........................................      4,050       134,460

                       Internet Content -- 2.0%
                       Braun Consulting, Inc.+.....................................      2,120         2,968
                       ProQuest Co.+...............................................      4,000       118,000

                       Telecommunications -- 0.5%
                       3Com Corp.+.................................................      6,400        28,864
                                                                                                  -----------
                                                                                                     645,689
                                                                                                  -----------
                       MATERIALS -- 1.3%
                       Chemicals -- 0.6%
                       Cadiz, Inc.+................................................      7,900        33,575

                       Metals & Minerals -- 0.7%
                       Gibraltar Steel Corp. ......................................      1,300        27,001
                       L.B. Foster Co., Class A+...................................      3,400        15,572
                                                                                                  -----------
                                                                                                      76,148
                                                                                                  -----------
                       REAL ESTATE -- 6.7%
                       Real Estate Investment Trusts
                       Camden Property Trust.......................................      1,500        55,500
                       Chelsea Property Group, Inc. ...............................      3,400       114,988
                       Corporate Office Properties Trust...........................      3,700        52,244
                       Highwoods Properties, Inc. .................................      2,700        71,955

---------------------
    130


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       REAL ESTATE (continued)
                       Real Estate Investment Trusts (continued)
                       Lexington Corporate Properties Trust........................      2,500    $   40,200
                       Pan Pacific Retail Properties, Inc. ........................        900        31,095
                       PS Business Parks, Inc. ....................................      1,050        36,960
                                                                                                  -----------
                                                                                                     402,942
                                                                                                  -----------
                       UTILITIES -- 2.1%
                       Electric Utilities -- 1.7%
                       NSTAR.......................................................      2,400       102,720

                       Gas & Pipeline Utilities -- 0.4%
                       Mykrolis Corp.+.............................................      2,700        21,087
                                                                                                  -----------
                                                                                                     123,807
                                                                                                  -----------
                       TOTAL COMMON STOCK (cost $6,480,302)........................                5,783,488
                                                                                                  -----------
                       WARRANTS -- 0.0%+
                       --------------------------------------------------------------------------------------
                       FINANCE
                       Financial Services
                       Dime Bancorp, Inc. Expires 06/01/2050 (cost $566)...........      2,500           200
                                                                                                  -----------
                       TOTAL INVESTMENT SECURITIES (cost $6,480,868)...............                5,783,688
                                                                                                  -----------
                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 2.0%                                    AMOUNT
                       --------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 0.85%, dated 07/31/02, to be repurchased
                         08/01/02 in the amount of $119,003 and collateralized by
                         $110,000 of United States Treasury Notes, bearing interest at 7.00%, due 07/15/06 and having an approximate value of
                         $125,202 (cost $119,000)..................................   $119,000       119,000
                                                                                                  -----------

                       TOTAL INVESTMENTS --
                         (cost $6,599,868)                               98.8%                                    5,902,688
                       Other assets less liabilities --                   1.2                                        71,674
                                                                        ------                                  -----------
                       NET ASSETS --                                    100.0%                                   $5,974,362
                                                                        ======                                  ===========

              -----------------------------
              +  Non-income producing securities

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS MID-CAP GROWTH PORTFOLIO           INVESTMENT PORTFOLIO -- JULY 31, 2002
    Massachusetts Financial Services Company                         (UNAUDITED)

                                          COMMON STOCK -- 93.8%                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 9.3%
                       Apparel & Textiles -- 3.0%
                       Abercrombie & Fitch Co.+....................................       19,800   $     447,480
                       Foot Locker, Inc.+..........................................       42,900         476,190
                       Nike, Inc., Class B.........................................       29,800       1,468,842
                       Ross Stores, Inc. ..........................................        9,200         346,472
                       Talbots, Inc. ..............................................       69,400       2,036,196

                       Automotive -- 1.1%
                       Harley-Davidson, Inc. ......................................       36,900       1,747,584

                       Retail -- 5.2%
                       Best Buy Co., Inc.+.........................................          900          29,610
                       BJ's Wholesale Club, Inc.+..................................       48,000       1,687,200
                       CDW Computer Centers, Inc.+.................................          700          33,460
                       Circuit City Stores-Circuit City Group......................       16,800         286,440
                       Cost Plus, Inc.+............................................        1,900          46,341
                       CVS Corp. ..................................................       51,500       1,472,900
                       Dollar Tree Stores, Inc.+...................................       58,800       1,834,354
                       Family Dollar Stores, Inc. .................................       14,700         445,263
                       Office Depot, Inc.+.........................................       23,400         303,732
                       PetSmart, Inc. .............................................        2,900          41,876
                       Pier 1 Imports, Inc. .......................................       20,700         358,110
                       Tiffany & Co. ..............................................       66,300       1,633,632
                       Williams-Sonoma, Inc.+......................................        3,700          84,175
                                                                                                   -------------
                                                                                                      14,779,857
                                                                                                   -------------
                       CONSUMER STAPLES -- 0.3%
                       Food, Beverage & Tobacco
                       R.J. Reynolds Tobacco Holdings, Inc. .......................        2,400         131,112
                       Starbucks Corp.+............................................       21,100         414,193
                                                                                                   -------------
                                                                                                         545,305
                                                                                                   -------------
                       ENERGY -- 4.3%
                       Energy Services -- 2.6%
                       Baker Hughes, Inc. .........................................       29,200         782,560
                       BJ Services Co.+............................................       22,900         730,281
                       Diamond Offshore Drilling, Inc. ............................       32,500         760,500
                       GlobalSantaFe Corp. ........................................        1,100          24,794
                       Noble Corp. ................................................       29,200         946,080
                       Transocean, Inc. ...........................................        1,300          33,150
                       Weatherford International, Ltd.+............................       18,700         758,472

                       Energy Sources -- 1.7%
                       Cooper Cameron Corp.+.......................................       19,400         834,006
                       Devon Energy Corp. .........................................       25,330       1,055,755
                       Newfield Exploration Co.+...................................       25,650         809,001
                                                                                                   -------------
                                                                                                       6,734,599
                                                                                                   -------------
                       FINANCE -- 10.3%
                       Banks -- 4.2%
                       Banknorth Group, Inc. ......................................        1,200          30,528
                       Charter One Financial, Inc. ................................       49,500       1,679,040
                       Comerica, Inc. .............................................       16,700         971,272

---------------------
    132


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       First Tennessee National Corp. .............................       21,700   $     812,231
                       New York Community Bancorp, Inc. ...........................       44,600       1,284,480
                       SouthTrust Corp. ...........................................       73,300       1,850,092

                       Financial Services -- 0.7%
                       Federal Agricultural Mtg. Corp., Class C+...................        2,900          76,270
                       Investment Technology Group.................................       12,900         436,923
                       National Commerce Financial Corp. ..........................       20,500         527,875

                       Insurance -- 5.4%
                       ACE, Ltd. ..................................................       84,500       2,676,115
                       Gallagher (Arthur J.) & Co. ................................       70,700       2,079,287
                       SAFECO Corp. ...............................................       18,000         571,320
                       Willis Group Holdings, Ltd.+................................       51,200       1,619,968
                       XL Capital, Ltd., Class A...................................       22,000       1,630,200
                                                                                                   -------------
                                                                                                      16,245,601
                                                                                                   -------------
                       HEALTHCARE -- 20.5%
                       Drugs -- 4.7%
                       AdvancePCS+.................................................       27,900         625,518
                       Allergan, Inc. .............................................       30,100       1,820,749
                       Barr Labs, Inc.+............................................        1,200          73,200
                       Biovail Corp.+..............................................       32,200         772,156
                       Mylan Laboratories, Inc. ...................................       44,600       1,446,824
                       Shire Pharmaceuticals Group, PLC ADR+.......................      103,000       2,626,500
                       Teva Pharmaceutical Industries, Ltd. ADR....................        1,100          73,371

                       Health Services -- 6.1%
                       Caremark Rx, Inc.+..........................................      124,800       1,959,360
                       First Health Group Corp.+...................................       13,800         346,932
                       Healthsouth Corp.+..........................................      123,300       1,263,825
                       Impath, Inc.+...............................................       35,200         456,896
                       IMS Health, Inc. ...........................................      160,300       2,535,946
                       Invitrogen Corp.+...........................................       16,000         557,600
                       Lincare Holdings, Inc.+.....................................       51,400       1,612,932
                       Quest Diagnostics, Inc.+....................................       16,200         978,318

                       Medical Products -- 9.7%
                       Applera Corp. -- Applied Biosystems Group...................      123,900       2,311,974
                       Becton, Dickinson & Co. ....................................       20,900         607,354
                       Biomet, Inc. ...............................................       21,700         562,681
                       Cytyc Corp.+................................................      528,600       4,551,246
                       DENTSPLY International, Inc. ...............................        3,400         134,776
                       Digene Corp. ...............................................        4,100          26,650
                       Genzyme Corp.+..............................................       98,000       2,232,440
                       Laboratory Corp. of America Holdings........................       72,900       2,500,470
                       MedImmune, Inc.+............................................        8,600         255,764
                       Stryker Corp.+..............................................       30,900       1,564,158
                       Varian Medical Systems, Inc. ...............................          700          29,260
                       VISX, Inc.+.................................................       58,900         480,035
                                                                                                   -------------
                                                                                                      32,406,935
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 4.5%
                       Aerospace & Military Technology -- 0.4%
                       Alliant Techsystems, Inc.+..................................          500          30,700
                       L-3 Communications Holdings, Inc.+..........................        1,300          60,086
                       Northrop Grumman Corp. .....................................        5,400         597,780

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services -- 3.9%
                       Aramark Corp.+..............................................       10,970   $     235,855
                       Catalina Marketing Corp.+...................................        1,700          48,858
                       Concord EFS, Inc.+..........................................       37,000         721,500
                       CSG Systems International, Inc.+............................      203,230       2,351,371
                       Fiserv, Inc.+...............................................       51,300       1,765,233
                       Global Payments, Inc. ......................................       17,440         453,440
                       Manpower, Inc. .............................................        1,000          37,660
                       Maxim Integrated Products, Inc.+............................        9,000         316,620
                       Weight Watchers International, Inc.+........................        4,000         174,600

                       Machinery -- 0.2%
                       Danaher Corp. ..............................................        3,700         229,585
                       ITT Industries, Inc. .......................................          800          51,104

                       Transportation -- 0.0%
                       Expeditors International of Washington, Inc. ...............        1,100          32,450
                                                                                                   -------------
                                                                                                       7,106,842
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 18.8%
                       Broadcasting & Media -- 14.1%
                       E.W. Scripps Co., Class A...................................       21,600       1,645,920
                       EchoStar Communications Corp., Class A+.....................      179,320       2,924,709
                       Emmis Communications, Class A+..............................        3,800          60,268
                       Entercom Communications Corp.+..............................       14,300         619,190
                       Hearst-Argyle Television, Inc.+.............................       38,300         900,433
                       Hispanic Broadcasting Corp.+................................        6,900         164,013
                       Lee Enterprises, Inc. ......................................          900          29,925
                       Lin TV Corp. ...............................................       16,040         337,802
                       Macrovision Corp.+..........................................      108,000       1,183,680
                       McClatchy Co.+..............................................        1,900         105,830
                       McGraw-Hill Cos., Inc. .....................................       44,900       2,808,495
                       Meredith Corp. .............................................       19,500         711,165
                       New York Times Co., Class A.................................       28,700       1,298,675
                       Reed International, PLC.....................................       14,400         123,762
                       Scholastic Corp.+...........................................       91,020       3,548,870
                       Tribune Co. ................................................       56,200       2,242,380
                       Univision Communications, Inc., Class A+....................       72,600       2,075,634
                       Westwood One, Inc.+.........................................       48,600       1,543,050

                       Entertainment Products -- 0.1%
                       Mattel, Inc. ...............................................        3,000          56,430

                       Leisure & Tourism -- 4.6%
                       Argosy Gaming Co.+..........................................        2,200          54,230
                       Brinker International, Inc.+................................       71,300       2,324,380
                       CEC Entertainment, Inc.+....................................        1,200          45,240
                       Jack In The Box, Inc.+......................................        1,800          49,860
                       Outback Steakhouse, Inc.+...................................       73,900       2,360,366
                       Sabre Holdings Corp.+.......................................       58,600       1,554,072
                       Sonic Corp.+................................................        1,550          43,524
                       Starwood Hotels & Resorts Worldwide, Inc. ..................       33,600         863,520
                       USA Interactive+............................................        1,400          30,869
                                                                                                   -------------
                                                                                                      29,706,292
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 25.8%
                       Communication Equipment -- 1.5%
                       American Tower Corp.+.......................................      598,710       1,341,110
                       JDS Uniphase Corp.+.........................................      148,500         374,220
                       Juniper Networks, Inc.+.....................................       40,700         325,600
                       Network Appliance, Inc.+....................................       34,200         289,332

---------------------
    134


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment -- 3.1%
                       Brocade Communications Systems, Inc.+.......................       74,400   $   1,395,000
                       Henry (Jack) & Associates, Inc. ............................       97,280       1,388,186
                       VERITAS Software Corp.+.....................................      130,000       2,187,900

                       Computer Software -- 9.0%
                       BEA Systems, Inc.+..........................................      142,400         790,320
                       BISYS Group, Inc.+..........................................       92,100       2,127,510
                       Certegy, Inc.+..............................................        9,400         307,568
                       Citrix Systems, Inc.+.......................................      300,060       1,653,331
                       DST Systems, Inc.+..........................................       19,700         663,890
                       ePresence, Inc.+............................................       47,700         140,715
                       Legato Systems, Inc.+.......................................          800           2,160
                       McDATA Corp., Class A+......................................      100,800       1,080,576
                       McDATA Corp., Class B+......................................       10,000         109,100
                       Mercury Interactive Corp.+..................................       27,900         714,798
                       Peoplesoft, Inc.+...........................................      106,800       1,920,264
                       Rational Software Corp.+....................................      217,460       1,461,331
                       SmartForce Public Ltd. Co. ADR+.............................      223,700         762,817
                       SunGard Data Systems, Inc.+.................................      109,300       2,563,086

                       Electronics -- 6.1%
                       Advanced Micro Devices, Inc.+...............................       48,300         387,849
                       Analog Devices, Inc.+.......................................       31,700         763,970
                       Broadcom Corp., Class A+....................................       37,800         709,128
                       Emulex Corp.+...............................................       33,200         768,912
                       Fairchild Semiconductor International Corp., Class A+.......        8,100         144,423
                       GlobespanVirata, Inc.+......................................      106,800         378,072
                       Intersil Corp.+.............................................       44,708         974,187
                       Linear Technology Corp. ....................................       18,300         495,564
                       LSI Logic Corp.+............................................       28,900         225,420
                       LTX Corp.+..................................................        5,000          49,100
                       Micrel, Inc.+...............................................        4,200          48,174
                       Microchip Technology, Inc.+.................................       44,100         971,082
                       Novellus Systems, Inc.+.....................................       46,500       1,255,035
                       QLogic Corp.+...............................................       24,500         998,375
                       Skyworks Solutions, Inc.+...................................          800           2,320
                       Waters Corp.+...............................................       37,200         844,812
                       Xilinx, Inc.+...............................................       31,800         610,242
                       Zarlink Semiconductor, Inc.+................................       15,400          64,064

                       Internet Content -- 0.2%
                       Switchboard, Inc.+..........................................      111,880         314,383

                       Internet Software -- 3.7%
                       Check Point Software Technologies, Ltd.+....................       40,800         684,624
                       CheckFree Corp.+............................................      194,825       1,940,457
                       RSA Security, Inc.+.........................................       89,917         323,701
                       S1 Corp.+...................................................      280,012       1,117,248
                       VeriSign, Inc.+.............................................      283,601       1,815,046

                       Telecommunications -- 2.2%
                       Advanced Fibre Communications, Inc.+........................       95,370       1,643,225
                       Aware, Inc.+................................................       10,500          26,985
                       CIENA Corp.+................................................      129,364         521,335
                       Computer Network Technology Corp.+..........................       42,410         232,407
                       Comverse Technology, Inc.+..................................       73,100         581,876
                       Tanderg ASA+................................................        6,000          74,814
                       Tekelec+....................................................       47,000         316,780
                                                                                                   -------------
                                                                                                      40,882,424
                                                                                                   -------------

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS -- 0.0%
                       Forest Products
                       Smurfit Stone Container Corp.+..............................        2,100   $      30,429
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $228,075,503)......................                  148,438,284
                                                                                                   -------------

                                         PREFERRED STOCK -- 0.0%
                       -----------------------------------------------------------------------------------------

                       HEALTHCARE
                       Medical Products
                       Fresenius Medical Care AG (cost $45,352)....................        1,000          25,212
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $228,120,855).............                  148,463,496
                                                                                                   -------------

                                                                                      PRINCIPAL
                                      SHORT-TERM SECURITIES -- 2.3%                     AMOUNT
                       -----------------------------------------------------------------------------------------
                       GOVERNMENT AGENCIES
                       Federal Home Loan Bank Disc. Notes 1.72% due 8/1/02
                         (cost $3,590,000).........................................   $3,590,000       3,590,000
                                                                                                   -------------

                       TOTAL INVESTMENTS -- (cost $231,710,855)      96.1%                                       152,053,495
                       Other assets less liabilities --               3.9                                          6,155,581
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 158,209,076
                                                                    ======                                     =============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements.

---------------------
    136

---------------------

    SUNAMERICA SERIES TRUST
    AGGRESSIVE GROWTH
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2002
    SunAmerica Asset Management Corp.                                (UNAUDITED)

                                          COMMON STOCK -- 93.2%                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 10.9%
                       Apparel & Textiles -- 3.4%
                       Coach, Inc.+................................................        91,400    $  2,083,920
                       Gymboree Corp.+.............................................        86,100       1,162,350
                       Stage Stores, Inc.+.........................................        51,100       1,392,475
                       Too, Inc.+..................................................        85,200       2,130,852

                       Automotive -- 2.7%
                       Aftermarket Technology Corp.+...............................        99,000       1,675,080
                       American Axle & Manufacturing Holdings, Inc.+...............        83,200       2,121,600
                       United Auto Group, Inc.+....................................       107,400       1,691,550

                       Housing -- 2.8%
                       Masco Corp. ................................................        98,300       2,378,860
                       Newell Rubbermaid, Inc. ....................................       110,000       3,308,800

                       Retail -- 2.0%
                       Williams-Sonoma, Inc.+......................................        92,400       2,102,100
                       Yankee Candle, Inc.+........................................        84,200       1,846,506
                                                                                                     -------------
                                                                                                       21,894,093
                                                                                                     -------------
                       CONSUMER STAPLES -- 0.7%
                       Food, Beverage & Tobacco
                       Constellation Brands, Inc., Class A+........................        46,000       1,322,040
                                                                                                     -------------
                       EDUCATION -- 3.0%
                       Education
                       Apollo Group, Inc., Class A+................................        70,500       2,767,125
                       Career Education Corp.+.....................................        76,000       3,354,640
                                                                                                     -------------
                                                                                                        6,121,765
                                                                                                     -------------
                       ENERGY -- 7.1%
                       Energy Services -- 5.5%
                       BJ Services Co.+............................................        56,200       1,792,218
                       ENSCO International, Inc. ..................................        66,600       1,721,610
                       GlobalSantaFe Corp. ........................................        51,700       1,165,318
                       Nabors Industries, Ltd.+....................................        59,600       1,818,992
                       Patterson-UTI Energy, Inc. .................................       102,800       2,457,948
                       Weatherford International, Ltd.+............................        50,800       2,060,448

                       Energy Sources -- 1.6%
                       Grant Prideco, Inc.+........................................       103,000       1,028,970
                       Smith International, Inc.+..................................        67,200       2,124,192
                                                                                                     -------------
                                                                                                       14,169,696
                                                                                                     -------------
                       FINANCE -- 10.0%
                       Banks -- 6.0%
                       Hibernia Corp., Class A.....................................       283,400       5,889,052
                       National City Corp. ........................................        98,800       3,052,920
                       Wachovia Corp. .............................................        89,000       3,186,200

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 4.0%
                       Charles Schwab Corp. .......................................       311,200    $  2,785,240
                       Lehman Brothers Holdings, Inc. .............................        43,000       2,438,530
                       SLM Corp. ..................................................        29,600       2,693,600
                                                                                                     -------------
                                                                                                       20,045,542
                                                                                                     -------------
                       HEALTHCARE -- 15.0%
                       Drugs -- 1.8%
                       Abbott Laboratories.........................................        63,200       2,617,112
                       Myriad Genetics, Inc.+......................................        45,000       1,040,040

                       Health Services -- 4.9%
                       First Health Group Corp.+...................................        82,900       2,084,106
                       Tenet Healthcare Corp.+.....................................        64,000       3,049,600
                       Transkaryotic Therapies, Inc.+..............................        63,600       2,451,780
                       Trigon Healthcare, Inc.+....................................        22,200       2,257,962

                       Medical Products -- 8.3%
                       Beckman Coulter, Inc. ......................................        68,000       2,665,600
                       Boston Scientific Corp.+....................................        84,700       2,540,153
                       DENTSPLY International, Inc. ...............................        96,500       3,825,260
                       Genentech, Inc.+............................................        63,600       2,210,100
                       IDEC Pharmaceuticals Corp.+.................................        70,100       3,125,759
                       Johnson & Johnson...........................................        44,740       2,371,220
                                                                                                     -------------
                                                                                                       30,238,692
                                                                                                     -------------
                       INDUSTRIAL & COMMERCIAL -- 19.0%
                       Aerospace & Military Technology -- 2.8%
                       Northrop Grumman Corp. .....................................        19,700       2,180,790
                       Raytheon Co. ...............................................        68,900       2,244,762
                       Verdian Corp.+..............................................        63,000       1,250,550

                       Business Services -- 8.6%
                       Concord EFS, Inc.+..........................................        96,200       1,875,900
                       Paychex, Inc. ..............................................        76,950       2,024,555
                       Republic Services, Inc.+....................................       144,200       2,537,920
                       Stericycle, Inc.+...........................................        72,800       2,403,128
                       Waste Connections, Inc.+....................................       194,600       6,283,634
                       Waste Management, Inc. .....................................        95,200       2,253,384

                       Machinery -- 1.9%
                       Flowserve Corp.+............................................        96,200       1,659,450
                       A.O. Smith Corp. ...........................................        72,100       2,072,875

                       Multi-Industry -- 0.6%
                       Donaldson Co., Inc. ........................................        36,500       1,223,480

                       Transportation -- 5.1%
                       Arkansas Best Corp.+........................................        78,000       1,677,780
                       Heartland Express, Inc.+....................................       123,193       2,458,932
                       Hunt (JB) Transport Services., Inc. ........................        71,700       1,887,144
                       Offshore Logistics, Inc.+...................................        68,200       1,267,156
                       Pacer International, Inc. ..................................       188,100       2,971,980
                                                                                                     -------------
                                                                                                       38,273,420
                                                                                                     -------------

---------------------
    138


                                         COMMON STOCK (CONTINUED)                       SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 10.8%
                       Broadcasting & Media -- 8.4%
                       Clear Channel Communications, Inc.+.........................        29,910    $    779,155
                       EchoStar Communications Corp., Class A+.....................       114,700       1,870,757
                       Fox Entertainment Group, Inc., Class A+.....................       131,300       2,619,435
                       Lin TV Corp. ...............................................       108,000       2,274,480
                       Martha Stewart Living Omnimedia, Inc., Class A+.............        80,300         659,263
                       Mesa Air Group, Inc.+.......................................       138,600         974,358
                       New York Times Co., Class A.................................        89,000       4,027,250
                       Radio One, Inc.+............................................       117,200       1,640,800
                       Westwood One, Inc.+.........................................        64,500       2,047,875

                       Leisure & Tourism -- 2.4%
                       Atlantic Coast Airlines Holdings, Inc.+.....................        52,900         827,885
                       McDonald's Corp. ...........................................       122,400       3,029,400
                       SkyWest, Inc. ..............................................        51,500         988,285
                                                                                                     -------------
                                                                                                       21,738,943
                                                                                                     -------------
                       INFORMATION TECHNOLOGY -- 15.2%
                       Computers & Business Equipment -- 1.1%
                       Brocade Communications Systems, Inc.+.......................       117,800       2,208,750

                       Computer Software -- 8.7%
                       Activision, Inc.+...........................................        82,000       2,355,040
                       Adobe Systems, Inc. ........................................        68,300       1,636,468
                       Affiliated Computer Services, Inc., Class A+................        73,800       3,467,124
                       CACI International, Inc., Class A+..........................        65,300       2,238,484
                       Electronic Arts, Inc.+......................................        55,000       3,309,900
                       Intuit, Inc.+...............................................        40,400       1,776,792
                       J.D. Edwards & Co.+.........................................       116,300       1,293,256
                       THQ, Inc.+..................................................        53,300       1,326,104

                       Electronics -- 4.3%
                       ATMI, Inc.+.................................................       102,800       1,857,596
                       Marvell Technology Group, Ltd. .............................       160,900       3,081,235
                       Novellus Systems, Inc.+.....................................        81,000       2,186,190
                       TriQuint Semiconductor, Inc.+...............................       243,400       1,611,308

                       Internet Content -- 1.1%
                       Yahoo!, Inc.+...............................................       168,200       2,215,194
                                                                                                     -------------
                                                                                                       30,563,441
                                                                                                     -------------
                       MATERIALS -- 1.5%
                       Chemicals
                       Georgia Gulf Corp. .........................................       127,500       2,958,000
                                                                                                     -------------
                       TOTAL INVESTMENT SECURITIES (cost $209,171,808).............                   187,325,632
                                                                                                     -------------

                                                           ---------------------

                                                                                                  PRINCIPAL
                                       REPURCHASE AGREEMENTS -- 12.3%                              AMOUNT           VALUE
                       ------------------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS
                       State Street Bank & Trust Co. Joint Repurchase Agreement Account (Note
                         3)...................................................................   $14,743,000    $  14,743,000
                       UBS Warburg, LLC Joint Repurchase Agreement Account (Note 3)...........    10,000,000       10,000,000
                                                                                                                -------------
                       TOTAL REPURCHASE AGREEMENT (cost $24,743,000)..........................                     24,743,000
                                                                                                                -------------

                       TOTAL INVESTMENTS -- (cost $233,914,808)       105.5%                                      212,068,632
                       Liabilities in excess of other assets --        (5.5)                                      (10,965,788)
                                                                      ------                                     ------------
                       NET ASSETS --                                  100.0%                                     $201,102,844
                                                                      ======                                     ============

              -----------------------------

              +   Non-income producing securities

              See Notes to Financial Statements.

---------------------
    140

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH OPPORTUNITIES
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2002
    SunAmerica Asset Management Corp.                                (UNAUDITED)

                       COMMON STOCK -- 96.7%                                           SHARES       VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.4%
                       Apparel & Textiles -- 1.1%
                       Gap, Inc....................................................     15,000   $    182,250

                       Retail -- 4.3%
                       Federated Department Stores, Inc.+ .........................      5,000        188,050
                       Lowe's Cos., Inc. ..........................................      5,000        189,250
                       May Department Stores Co.+ .................................     10,000        307,200
                                                                                                 ------------
                                                                                                      866,750
                                                                                                 ------------
                       CONSUMER STAPLES -- 2.9%
                       Household Products
                       Alberto-Culver Co. .........................................      5,000        237,550
                       Avon Products, Inc. ........................................      5,000        231,300
                                                                                                 ------------
                                                                                                      468,850
                                                                                                 ------------
                       ENERGY -- 17.4%
                       Energy Services
                       ENSCO International, Inc. ..................................     15,000        387,750
                       GlobalSantaFe Corp. ........................................     30,000        676,200
                       Nabors Industries, Ltd.+ ...................................     30,000        915,600
                       Patterson-UTI Energy, Inc. .................................     16,000        382,560
                       Pride International Inc.+ ..................................     30,000        403,500
                                                                                                 ------------
                                                                                                    2,765,610
                                                                                                 ------------
                       FINANCE -- 3.4%
                       Banks
                       Commerce Bancorp, Inc. .....................................      5,000        231,100
                       Dime Community Bancshares...................................      8,000        205,920
                       North Fork Bancorp., Inc. ..................................      2,500        101,525
                                                                                                 ------------
                                                                                                      538,545
                                                                                                 ------------
                       HEALTHCARE -- 34.2%
                       Drugs -- 6.3%
                       Cell Therapeutics, Inc.+ ...................................      5,000         15,955
                       Eon Labs, Inc.+ ............................................      2,500         45,000
                       Forest Laboratories, Inc.+ .................................     11,000        852,170
                       Salix Pharmaceuticals, Ltd.+ ...............................     13,200         88,440

                       Health Services -- 5.4%
                       Cerner Corp.+ ..............................................      5,000        217,000
                       CTI Molecular Imaging, Inc.+ ...............................      5,000         99,800
                       First Health Group Corp.+ ..................................      6,000        150,840
                       Tenet Healthcare Corp.+ ....................................      5,000        238,250
                       Transkaryotic Therapies, Inc.+ .............................      4,000        154,200

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES       VALUE
                       --------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Medical Products -- 22.5%
                       Advanced Neuromodulation Systems, Inc.+ ....................      2,500   $     79,575
                       Alcon, Inc.+ ...............................................     10,000        352,000
                       Charles River Laboratories International, Inc.+ ............     15,000        571,500
                       Conceptus, Inc.+ ...........................................     15,000        193,500
                       Genzyme Corp.+ .............................................     10,000        227,800
                       Human Genome Sciences, Inc.+ ...............................     10,000        173,200
                       IDEC Pharmaceuticals Corp.+.................................     14,000        624,260
                       Integra LifeSciences Holdings+..............................     26,000        431,600
                       Johnson & Johnson...........................................      2,500        132,500
                       Medicines Co. ..............................................     15,000        141,300
                       MedImmune, Inc.+ ...........................................     18,000        535,320
                       Quinton Cardiology Systems, Inc.+ ..........................     20,000        125,600
                                                                                                 ------------
                                                                                                    5,449,810
                                                                                                 ------------
                       INDUSTRIAL & COMMERCIAL -- 5.7%
                       Business Services -- 5.3%
                       ChoicePoint, Inc.+..........................................      9,333        390,960
                       Iron Mountain, Inc.+........................................     15,000        446,250

                       Machinery -- 0.4%
                       Kulicke & Soffa Industries, Inc.+...........................     10,000         65,800
                                                                                                 ------------
                                                                                                      903,010
                                                                                                 ------------
                       INFORMATION & ENTERTAINMENT -- 3.9%
                       Broadcasting & Media -- 3.2%
                       EchoStar Communications Corp., Class A+.....................     32,000        521,920

                       Leisure & Tourism -- 0.7%
                       Landry's Seafood Restaurants, Inc...........................      5,000        107,750
                                                                                                 ------------
                                                                                                      629,670
                                                                                                 ------------
                       INFORMATION TECHNOLOGY -- 22.7%
                       Communication Equipment -- 0.7%
                       Network Appliance, Inc.+....................................     10,600         89,676
                       ViaSat, Inc.+...............................................      5,000         24,050

                       Computers & Business Equipment -- 4.7%
                       Brocade Communications Systems, Inc.+.......................     20,000        375,000
                       VERITAS Software Corp.+.....................................     22,500        378,675

                       Computer Software -- 2.0%
                       FutureLink Corp.+...........................................      1,057              4
                       Siebel Systems, Inc.+.......................................     33,000        310,200

                       Electronics -- 15.3%
                       Cypress Semiconductor Corp.+................................     30,000        344,400
                       Emulex Corp.+...............................................     10,000        231,600
                       Integrated Device Technology, Inc.+.........................     20,000        256,000
                       Intersil Corp.+.............................................     20,000        435,800
                       Lam Research Corp.+.........................................     30,000        369,000
                       LSI Logic Corp.+............................................     30,000        234,000
                       Xilinx, Inc.+...............................................     29,600        568,024
                                                                                                 ------------
                                                                                                    3,616,429
                                                                                                 ------------

---------------------
    142


                       COMMON STOCK (CONTINUED)                                        SHARES       VALUE
                       --------------------------------------------------------------------------------------
                       MATERIALS -- 1.1%
                       Metals & Minerals
                       Worthington Industries, Inc.................................     10,000   $    175,500
                                                                                                 ------------
                       TOTAL COMMON STOCK (cost $19,352,195).......................                15,414,174
                                                                                                 ------------
                       EXCHANGE TRADED FUNDS -- 1.6%
                       --------------------------------------------------------------------------------------
                       FINANCE
                       Financial Services
                       Gladstone Capital Corp. (cost $255,914).....................     14,000        252,000
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $19,608,109)..............                15,666,174
                                                                                                 ------------
                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 0.8%                                    AMOUNT
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $133,000)..........................   $133,000         133,000
                                                                                                  ------------

                       TOTAL INVESTMENTS -- (cost $19,741,109)         99.1%                                       15,799,174
                       Other assets less liabilities --                 0.9                                           136,365
                                                                      ------                                     ------------
                       NET ASSETS --                                  100.0%                                     $ 15,935,539
                                                                      ======                                     ============

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MARSICO GROWTH PORTFOLIO               INVESTMENT PORTFOLIO -- JULY 31, 2002
    Marsico Capital Management, LLC                                  (UNAUDITED)

                       COMMON STOCK -- 73.3%                                            SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 17.5%
                       Automotive -- 6.7%
                       Bayerische Motoren Werke (BMW) AG...........................        42,098   $  1,585,485
                       General Motors Corp. .......................................         9,300        432,915
                       Harley-Davidson, Inc. ......................................        22,230      1,052,813

                       Housing -- 1.4%
                       Lennar Corp.+...............................................        12,766        647,875

                       Retail -- 9.4%
                       Kohl's Corp.+...............................................         3,960        261,360
                       Lowe's Cos., Inc. ..........................................        33,892      1,282,812
                       Tiffany & Co. ..............................................        35,649        878,391
                       Wal-Mart Stores, Inc. ......................................        37,882      1,863,037
                                                                                                    ------------
                                                                                                       8,004,688
                                                                                                    ------------
                       CONSUMER STAPLES -- 3.7%
                       Food, Beverage & Tobacco
                       Anheuser-Busch Cos., Inc. ..................................         6,640        343,354
                       PepsiCo, Inc. ..............................................        31,684      1,360,511
                                                                                                    ------------
                                                                                                       1,703,865
                                                                                                    ------------
                       FINANCE -- 8.0%
                       Financial Services
                       Lehman Brothers Holdings, Inc. .............................        24,078      1,365,463
                       SLM Corp. ..................................................        25,252      2,297,932
                                                                                                    ------------
                                                                                                       3,663,395
                                                                                                    ------------
                       HEALTHCARE -- 18.8%
                       Health Services -- 14.6%
                       Quest Diagnostics, Inc.+....................................        33,818      2,042,269
                       Tenet Healthcare Corp.+.....................................        51,645      2,460,884
                       UnitedHealth Group, Inc. ...................................        24,595      2,155,998

                       Medical Products -- 4.2%
                       Amgen, Inc.+................................................        25,480      1,162,907
                       Baxter International, Inc. .................................        11,112        443,480
                       Johnson & Johnson...........................................         6,068        321,604
                                                                                                    ------------
                                                                                                       8,587,142
                                                                                                    ------------
                       INDUSTRIAL & COMMERCIAL -- 14.7%
                       Aerospace & Military Technology -- 9.7%
                       General Dynamics Corp. .....................................         2,546        206,022
                       L-3 Communications Holdings, Inc.+..........................        44,540      2,058,639
                       Lockheed Martin Corp. ......................................        33,470      2,145,762

                       Multi-Industry -- 3.5%
                       3M Co. .....................................................         6,146        773,351
                       General Electric Co. .......................................        26,150        842,030

                       Transportation -- 1.5%
                       FedEx Corp. ................................................        13,544        690,067
                                                                                                    ------------
                                                                                                       6,715,871
                                                                                                    ------------

---------------------
    144


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 6.7%
                       Broadcasting & Media -- 3.8%
                       Viacom, Inc., Class B+......................................        45,000   $  1,751,850

                       Leisure & Tourism -- 2.9%
                       Four Seasons Hotels, Inc. ..................................        15,677        598,861
                       MGM Mirage, Inc.+...........................................        20,388        713,580
                                                                                                    ------------
                                                                                                       3,064,291
                                                                                                    ------------
                       INFORMATION TECHNOLOGY -- 3.9%
                       Communication Equipment -- 2.5%
                       QUALCOMM, Inc.+.............................................        41,842      1,149,818

                       Computers & Business Equipment -- 1.4%
                       Dell Computer Corp.+........................................        24,624        613,877
                                                                                                    ------------
                                                                                                       1,763,695
                                                                                                    ------------
                       TOTAL COMMON STOCK (cost $34,604,160).......................                   33,502,947
                                                                                                    ------------

                                                        PREFERRED STOCK -- 4.8%
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY
                       Automotive -- 4.8%
                       Porsche AG (cost $2,363,810)................................         4,992      2,179,128
                                                                                                    ------------
                       TOTAL INVESTMENT SECURITIES (cost $36,967,970)..............                   35,682,075
                                                                                                    ------------

                                                                                       PRINCIPAL
                                                    SHORT-TERM SECURITIES -- 28.7%      AMOUNT
                       -----------------------------------------------------------------------------------------
                       GOVERNMENT AGENCIES
                       Federal Home Loan Mtg. Disc. Notes 1.74% due 8/1/02
                         (cost $13,100,000)........................................   $13,100,000     13,100,000
                                                                                                    ------------

                       TOTAL INVESTMENTS --
                         (cost $50,067,970)                           106.8%                                       48,782,075
                       Liabilities in excess of other assets --....    (6.8)                                       (3,104,618)
                                                                      ------                                     ------------
                       NET ASSETS --...............................   100.0%                                     $ 45,677,457
                                                                      ======                                     ============

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL GROWTH AND
    INCOME PORTFOLIO                       INVESTMENT PORTFOLIO -- JULY 31, 2002
    Putnam Investment Management, LLC                                (UNAUDITED)

                       COMMON STOCK -- 85.5%                                            SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       AUSTRALIA -- 1.5%
                       Brambles Industries, Ltd. (Industrial & Commercial).........       394,000    $   1,728,024
                       Qantas Airways, Ltd. (Information & Entertainment)..........       535,800        1,414,044
                       Westpac Banking Corp., Ltd. (Banks).........................       120,000          995,795
                                                                                                     -------------
                                                                                                         4,137,863
                                                                                                     -------------
                       BELGIUM -- 0.8%
                       Electrabel SA (Energy)......................................         9,350        2,154,954
                                                                                                     -------------
                       BERMUDA -- 0.7%
                       XL Capital, Ltd., Class A (Insurance).......................        26,200        1,941,420
                                                                                                     -------------
                       BRAZIL -- 0.4%
                       Petroleo Brasileiro SA ADR (Energy).........................        88,300        1,165,560
                                                                                                     -------------
                       CANADA -- 2.2%
                       Canadian National Railway Co. (Industrial & Commercial).....        28,400        1,363,802
                       Celestica, Inc. (Information Technology)+...................        27,800          584,321
                       Inco, Ltd. (Materials)+.....................................        49,200          838,478
                       National Bank of Canada (Banks).............................       128,625        2,565,518
                       Sun Life Financial Services of Canada, Inc. (Insurance).....        39,900          711,969
                                                                                                     -------------
                                                                                                         6,064,088
                                                                                                     -------------
                       DENMARK -- 1.3%
                       Danske Bank A/S (Banks).....................................       133,000        2,402,748
                       TDC A/S (Information Technology)............................        50,250        1,232,495
                                                                                                     -------------
                                                                                                         3,635,243
                                                                                                     -------------
                       FINLAND -- 2.2%
                       Nokia Oyj (Information Technology)..........................       172,899        2,150,803
                       Sampo Oyj Class A (Financial Services)......................       337,700        2,245,977
                       UPM-Kymmene Oyj (Materials).................................        50,720        1,654,352
                                                                                                     -------------
                                                                                                         6,051,132
                                                                                                     -------------
                       FRANCE -- 7.5%
                       Accor SA (Information & Entertainment)......................        29,584          975,094
                       Aventis SA (Healthcare).....................................        22,700        1,489,722
                       BNP Paribas SA (Banks)......................................        76,200        3,499,025
                       Compagnie de Saint-Gobain (Consumer Discretionary)..........        88,400        2,639,196
                       Lafarge SA (Materials)+.....................................        25,450        2,238,559
                       PSA Peugeot Citroen (Consumer Discretionary)................        62,500        3,021,758
                       Sanofi-Synthelabo SA (Healthcare)...........................        23,200        1,368,009
                       Societe Generale, Class A (Banks)...........................        46,524        2,597,505
                       Technip-Coflexip SA (Industrial & Commercial)...............        13,300          948,391
                       TotalFinaElf SA, Class B (Energy)...........................        10,783        1,557,887
                                                                                                     -------------
                                                                                                        20,335,146
                                                                                                     -------------

---------------------
    146

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       GERMANY -- 5.6%
                       Allianz AG (Insurance)......................................         6,050    $     861,044
                       BASF AG (Materials).........................................        66,000        2,521,233
                       Bayerische Motoren Werke (BMW) AG (Consumer
                         Discretionary)............................................        62,900        2,368,926
                       Deutsche Lufthansa AG (Information & Entertainment)+........        65,000          776,743
                       Deutsche Post AG (Industrial & Commercial)..................       181,600        1,796,560
                       E.ON AG (Energy)............................................        86,706        4,242,180
                       Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)...        14,908        2,850,386
                                                                                                     -------------
                                                                                                        15,417,072
                                                                                                     -------------
                       HONG KONG -- 0.6%
                       CLP Holdings, Ltd. (Energy).................................           200              782
                       Hong Kong Electric Holdings, Ltd. (Energy)..................       433,900        1,624,354
                                                                                                     -------------
                                                                                                         1,625,136
                                                                                                     -------------
                       IRELAND -- 1.3%
                       Allied Irish Banks, PLC (Banks).............................       223,300        2,602,796
                       CRH, PLC (Consumer Discretionary)...........................        64,678          969,287
                                                                                                     -------------
                                                                                                         3,572,083
                                                                                                     -------------
                       ITALY -- 2.3%
                       ENI SpA (Energy)............................................       129,203        1,950,203
                       Saipem SpA (Energy).........................................       275,850        1,848,134
                       Sanpaolo IMI SpA (Banks)....................................       179,318        1,371,764
                       UniCredito Italiano SpA (Banks).............................       293,000        1,133,624
                                                                                                     -------------
                                                                                                         6,303,725
                                                                                                     -------------
                       JAPAN -- 14.4%
                       Acom Co., Ltd. (Financial Services).........................        58,000        3,496,660
                       Asahi Glass Co., Ltd. (Consumer Discretionary)..............       175,000        1,066,717
                       Canon, Inc. (Information Technology)........................        35,000        1,186,540
                       Daiichi Pharmaceutical Co., Ltd. (Healthcare)...............        65,000        1,080,620
                       Denso Corp. (Consumer Discretionary)........................        85,500        1,337,187
                       East Japan Railway Co. (Industrial & Commercial)............           141          659,319
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............        47,500        1,975,200
                       Kao Corp. (Consumer Staples)................................       158,000        3,562,124
                       Matsushita Electric Industrial Co., Ltd. (Information &
                         Entertainment)............................................       110,400        1,370,782
                       Millea Holdings, Inc. (Insurance)...........................           310        2,433,200
                       Nissan Motor Co., Ltd. (Consumer Discretionary).............       416,000        2,910,888
                       NTT DoCoMo, Inc. (Information Technology)...................         1,367        3,047,670
                       Orix Corp. (Financial Services).............................        43,900        3,031,505
                       Sega Corp. (Information & Entertainment)+...................        59,900        1,310,438
                       Sharp Corp. (Information Technology)........................        81,000          991,533
                       Sompo Japan Insurance, Inc. (Insurance).....................       214,000        1,277,639
                       Sony Corp. (Information & Entertainment)....................        24,300        1,097,720
                       Takeda Chemical Industries, Ltd. (Healthcare)...............        38,000        1,580,160
                       Tokyo Gas Co., Ltd. (Utilities).............................       674,000        1,744,656
                       Toppan Printing Co., Ltd. (Industrial & Commercial).........       250,000        2,193,971
                       Toyota Motor Corp. (Consumer Discretionary).................        76,000        1,818,136
                                                                                                     -------------
                                                                                                        39,172,665
                                                                                                     -------------
                       LUXEMBOURG -- 0.6%
                       Arcelor (Materials)+........................................       126,700        1,600,924
                                                                                                     -------------
                       MEXICO -- 0.5%
                       Telefonos de Mexico SA de CV ADR (Utilities)................        43,300        1,251,370
                                                                                                     -------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       NETHERLANDS -- 2.5%
                       Akzo Nobel NV (Materials)...................................        32,200    $   1,141,429
                       Fortis (Banks)+.............................................        64,150        1,078,247
                       ING Groep NV (Insurance)....................................       110,238        2,386,317
                       Koninklijke Philips Electronics NV (Information
                         Technology)...............................................        99,600        2,253,595
                                                                                                     -------------
                                                                                                         6,859,588
                                                                                                     -------------
                       NORWAY -- 0.5%
                       Statoil ASA (Energy)........................................       169,900        1,404,888
                                                                                                     -------------
                       PORTUGAL -- 0.7%
                       Portugal Telecom SGPS, SA (Information Technology)..........       334,200        2,029,563
                                                                                                     -------------
                       SINGAPORE -- 0.5%
                       Singapore Airlines, Ltd. (Information & Entertainment)......       204,100        1,447,025
                                                                                                     -------------
                       SOUTH KOREA -- 2.1%
                       Korea Electric Power Corp. (Utilities)+.....................        79,140        1,437,687
                       POSCO (Materials)...........................................        17,100        1,698,387
                       Samsung Electronics Co. (Information Technology)............         9,450        2,667,339
                                                                                                     -------------
                                                                                                         5,803,413
                                                                                                     -------------
                       SPAIN -- 2.9%
                       Iberdrola SA (Energy).......................................       171,300        2,040,306
                       Telefonica SA (Information Technology)+.....................       652,600        5,752,996
                                                                                                     -------------
                                                                                                         7,793,302
                                                                                                     -------------
                       SWEDEN -- 1.2%
                       Electrolux AB, Class B (Consumer Discretionary).............        76,400        1,409,239
                       Svenska Cellulosa AB, Class B (Materials)...................        52,200        1,744,663
                                                                                                     -------------
                                                                                                         3,153,902
                                                                                                     -------------
                       SWITZERLAND -- 10.9%
                       ABB, Ltd. (Industrial & Commercial)+........................       299,830        1,601,304
                       Compagnie Financiere Richemont AG (Consumer
                         Discretionary)(1).........................................       104,000        1,914,562
                       Converuim Holding AG (Insurance)+...........................        27,740        1,398,270
                       Holcim, Ltd., Class B (Materials)...........................         5,800        1,114,670
                       Nestle SA (Consumer Staples)+...............................        36,668        7,875,355
                       Novartis AG (Healthcare)....................................       257,070       10,461,698
                       Swatch Group AG (Consumer Discretionary)....................        13,600        1,148,657
                       Swiss Re (Insurance)........................................        30,499        2,550,238
                       Zurich Financial Services AG (Insurance)....................        14,300        1,562,157
                                                                                                     -------------
                                                                                                        29,626,911
                                                                                                     -------------
                       TAIWAN -- 0.5%
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)+..............................................        52,072           78,356
                       United Microelectronics Corp. (Information Technology)+.....     1,287,000        1,238,680
                                                                                                     -------------
                                                                                                         1,317,036
                                                                                                     -------------
                       UNITED KINGDOM -- 20.9%
                       AstraZeneca, PLC (Healthcare)...............................        30,617        1,095,619
                       Barclays, PLC (Banks).......................................       474,496        3,625,792
                       BHP Billiton, PLC (Materials)...............................       401,917        1,903,007
                       BP, PLC (Energy)............................................     1,143,577        8,881,437
                       British American Tobacco, PLC (Consumer Staples)............       284,900        3,200,978
                       BT Group, PLC (Information Technology)+.....................       273,700          861,809

---------------------
    148

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Diageo, PLC (Consumer Staples)..............................       310,500    $   3,765,171
                       Dixons Group, PLC (Consumer Discretionary)..................       995,300        2,539,035
                       Granada, PLC (Information & Entertainment)..................       850,115        1,265,331
                       Hanson, PLC (Materials).....................................       159,400          976,418
                       Hilton Group, PLC (Information & Entertainment).............       796,800        2,452,884
                       HSBC Holdings, PLC (Banks)..................................       430,000        4,938,752
                       Lloyds TSB Group, PLC (Banks)...............................       324,600        3,243,773
                       Misys, PLC (Information Technology).........................       353,478        1,303,574
                       Next, PLC (Consumer Discretionary)..........................        94,600        1,276,483
                       SABMiller, PLC (Consumer Staples)...........................       215,900        1,484,454
                       Scottish and Southern Energy, PLC (Energy)..................       129,718        1,307,439
                       Shell Transport & Trading Co., PLC (Energy).................       792,200        5,397,377
                       Tesco, PLC (Consumer Staples)...............................       712,278        2,434,776
                       Unilever, PLC (Consumer Staples)............................       199,100        1,750,069
                       Vodafone Group, PLC (Information Technology)................     1,387,953        2,103,817
                       WPP Group, PLC (Industrial & Commercial)....................       159,200        1,206,552
                                                                                                     -------------
                                                                                                        57,014,547
                                                                                                     -------------
                       UNITED STATES -- 0.9%
                       ACE, Ltd. (Insurance).......................................        73,600        2,330,912
                                                                                                     -------------
                       TOTAL COMMON STOCK (cost $258,867,670)......................                    233,209,468
                                                                                                     -------------

                       PREFERRED STOCK -- 0.3%
                       -------------------------------------------------------------------------------------------
                       BRAZIL
                       Companhia Vale do Rio Doce ADR (Materials) (cost
                         $1,176,877)...............................................        39,500          924,648
                                                                                                     -------------

                       EXCHANGE TRADED FUNDS -- 6.4%
                       -------------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.3%
                       streetTRACKS S&P/ASX 200 Fund...............................        44,700          749,164
                                                                                                     -------------
                       FRANCE -- 2.2%
                       Lyxor International Asset Management........................       217,712        5,872,875
                                                                                                     -------------
                       HONG KONG -- 0.1%
                       Tracker Fund of Hong Kong...................................       288,000          382,156
                                                                                                     -------------
                       IRELAND -- 1.4%
                       Ishares IFTSE100............................................       589,489        3,921,673
                                                                                                     -------------
                       JAPAN -- 1.9%
                       Nomura Asset Management Co., Ltd. ..........................       638,800        5,179,316
                                                                                                     -------------

                                                           ---------------------

                       EXCHANGE TRADED FUNDS (CONTINUED)                                SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       SWITZERLAND -- 0.5%
                       Credit SuisseFB.............................................        36,200    $   1,268,141
                                                                                                     -------------
                       TOTAL EXCHANGE TRADED FUNDS (cost $16,756,824)..............                     17,373,325
                                                                                                     -------------
                       TOTAL INVESTMENT SECURITIES (cost $276,801,371).............                    251,507,441
                                                                                                     -------------
                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 9.3%                                     AMOUNT
                       -------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with J.P. Morgan Chase & Co., bearing interest at
                         1.81%, dated 07/31/02, to be repurchased 08/01/02 in the
                         amount of $25,365,275 and collateralized by $22,920,000 of
                         Federal National Mtg. Association Notes bearing interest
                         at 6.63%, due 11/15/10 and having an approximate value of
                         $25,972,419 (cost $25,364,000)............................   $25,364,000       25,364,000
                                                                                                     -------------

                       TOTAL INVESTMENTS --
                         (cost $302,165,371)                        101.5%                                      276,871,441
                       Liabilities in excess of other assets --      (1.5)                                       (4,195,674)
                                                                    ------                                    -------------
                       NET ASSETS --                                100.0%                                     $272,675,767
                                                                    ======                                    =============

              -----------------------------
               +  Non-income producing securities
              (1) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.

              See Notes to Financial Statements.

---------------------
    150

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL EQUITIES PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2002
    Alliance Capital Management L.P.                                 (UNAUDITED)

                                            COMMON STOCK 95.3%                          SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       FINLAND -- 1.2%
                       Nokia Oyj (Information Technology)..........................      275,856    $  3,431,552
                                                                                                    -------------
                       FRANCE -- 6.7%
                       Altran Technologies SA (Industrial & Commercial)............       57,356         938,209
                       BNP Paribas SA (Banks)......................................      119,772       5,499,806
                       L'Oreal SA (Consumer Staples)...............................       96,358       6,748,361
                       LVMH Moet Henessy Louis Vuitton SA (Consumer Staples).......       47,983       2,119,671
                       Sanofi-Synthelabo SA (Healthcare)...........................       49,815       2,937,386
                       STMicroelectronics NV (Information Technology)..............       68,913       1,451,931
                                                                                                    -------------
                                                                                                      19,695,364
                                                                                                    -------------
                       GERMANY -- 1.6%
                       Bayerische Motoren Werke (BMW) AG (Consumer
                         Discretionary)............................................       63,537       2,392,916
                       SAP AG (Information Technology).............................       33,522       2,462,610
                                                                                                    -------------
                                                                                                       4,855,526
                                                                                                    -------------
                       INDIA -- 0.2%
                       Dr. Reddy's Laboratories, Ltd. ADR (Healthcare).............       32,300         602,718
                                                                                                    -------------
                       IRELAND -- 1.5%
                       CRH, PLC (Consumer Discretionary)...........................      297,578       4,468,353
                                                                                                    -------------
                       ITALY -- 1.0%
                       ENI SpA (Energy)............................................      200,922       3,032,736
                                                                                                    -------------
                       JAPAN -- 12.2%
                       Bridgestone Corp. (Consumer Discretionary)..................      272,000       3,838,343
                       Canon, Inc. (Information Technology)........................      232,000       7,865,063
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............      142,200       5,913,126
                       Keyence Corp. (Information Technology)......................        8,900       1,669,865
                       Ricoh Co., Ltd. (Information Technology)....................       63,000       1,031,062
                       Shin-Etsu Chemical Co., Ltd. (Materials)....................      159,000       5,523,046
                       SMC Corp. (Industrial & Commercial).........................       29,700       3,040,431
                       Takeda Chemical Industries, Ltd. (Healthcare)...............      172,000       7,152,305
                                                                                                    -------------
                                                                                                      36,033,241
                                                                                                    -------------
                       SOUTH KOREA -- 2.2%
                       Samsung Electronics Co. (Information Technology)............       23,200       6,548,387
                                                                                                    -------------
                       SPAIN -- 2.4%
                       Banco Bilbao Vizcaya Argentaria SA (Banks)..................      545,456       5,155,746
                       Industria de Diseno Textile SA (Consumer Discretionary).....       96,456       1,889,573
                                                                                                    -------------
                                                                                                       7,045,319
                                                                                                    -------------
                       SWITZERLAND -- 3.6%
                       Credit Suisse Group (Banks)+................................       99,125       2,372,931
                       Novartis AG (Healthcare)....................................       78,794       3,206,594
                       Swiss Re (Insurance)........................................       58,327       4,877,135
                                                                                                    -------------
                                                                                                      10,456,660
                                                                                                    -------------

                                                           ---------------------


                                         COMMON STOCK (CONTINUED)                       SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       UNITED KINGDOM -- 10.1%
                       AstraZeneca, PLC (Healthcare)...............................       22,462    $    803,795
                       Aviva, PLC (Insurance)......................................      137,688         914,422
                       British Sky Broadcasting Group, PLC (Information &
                         Entertainment)+...........................................      658,049       6,159,514
                       Capita Group, PLC (Industrial & Commercial).................      645,635       2,956,080
                       Reckitt & Colman, PLC (Consumer Staples)....................       74,338       1,266,190
                       Royal Bank of Scotland Group, PLC (Banks)...................      388,252      10,192,586
                       Vodafone Group, PLC (Information Technology)................    4,911,345       7,444,467
                                                                                                    -------------
                                                                                                      29,737,054
                                                                                                    -------------
                       UNITED STATES -- 52.6%
                       AFLAC, Inc. (Insurance).....................................       26,600         835,506
                       American International Group, Inc. (Insurance)#.............       83,168       5,316,099
                       Applied Materials, Inc. (Information Technology)+...........       99,800       1,484,026
                       Bank One Corp. (Banks)......................................      143,300       5,575,803
                       Bed Bath & Beyond, Inc. (Consumer Discretionary)+...........       10,000         310,000
                       Best Buy Co., Inc. (Consumer Discretionary)+................      112,300       3,694,670
                       Capital One Financial Corp. (Financial Services)............      108,700       3,445,790
                       Cardinal Health, Inc. (Healthcare)..........................      149,800       8,628,480
                       Carnival Corp. (Information & Entertainment)................       48,600       1,287,900
                       Cendant Corp. (Industrial & Commercial)+....................      282,100       3,898,622
                       Cisco Systems, Inc. (Information Technology)+...............      130,700       1,723,933
                       Citigroup, Inc. (Financial Services)........................      386,030      12,947,446
                       Comcast Corp., Class A (Information & Entertainment)+.......      191,900       4,010,710
                       Concord EFS, Inc. (Industrial & Commercial)+................      107,000       2,086,500
                       Danaher Corp. (Industrial & Commercial).....................       87,900       5,454,195
                       Federal National Mtg. Assoc. (Financial Services)...........       57,100       4,276,219
                       First Data Corp. (Industrial & Commercial)..................       86,000       3,005,700
                       Fiserv, Inc. (Industrial & Commercial)+.....................       29,000         997,890
                       General Electric Co. (Industrial & Commercial)..............      132,400       4,263,280
                       Goldman Sachs Group, Inc. (Financial Services)..............       42,400       3,101,560
                       Harley-Davidson, Inc. (Consumer Discretionary)..............       67,000       3,173,120
                       Home Depot, Inc. (Consumer Discretionary)...................      115,100       3,554,288
                       J.P. Morgan Chase & Co. (Financial Services)+...............      122,650       3,061,344
                       Johnson & Johnson (Healthcare)..............................       31,700       1,680,100
                       Kohl's Corp. (Consumer Discretionary)+......................       96,300       6,355,800
                       Kraft Foods, Inc., Class A (Consumer Staples)...............       18,000         666,000
                       MBNA Corp. (Financial Services).............................      349,380       6,774,478
                       Merrill Lynch & Co., Inc. (Financial Services)+.............       73,300       2,613,145
                       Microsoft Corp. (Information Technology)+...................       84,500       4,054,310
                       Omnicom Group, Inc. (Information & Entertainment)...........       28,800       1,535,328
                       Pfizer, Inc. (Healthcare)...................................      455,150      14,724,103
                       Philip Morris Cos., Inc. (Consumer Staples).................       50,100       2,307,105
                       Tenet Healthcare Corp. (Healthcare)+........................       62,600       2,982,890
                       United Technologies Corp. (Industrial & Commercial).........       59,300       4,121,350
                       Viacom, Inc., Class B (Information & Entertainment)+........      178,968       6,967,224
                       Wal-Mart Stores, Inc. (Consumer Discretionary)..............       49,100       2,414,738
                       Wellpoint Health Networks, Inc. (Healthcare)+...............       93,300       6,670,950
                       Wyeth (Healthcare)..........................................      122,800       4,899,720
                                                                                                    -------------
                                                                                                     154,900,322
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $331,524,613)......................                  280,807,232
                                                                                                    -------------

---------------------
    152

                                       EQUITY CERTIFICATES -- 2.7%                      SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INDIA -- 1.2%
                       Housing Development Finance Corp., Ltd. ....................      130,170    $  1,683,697
                       Infosys Technologies, Ltd. .................................       30,080       1,854,498
                                                                                                    -------------
                                                                                                       3,538,195
                                                                                                    -------------
                       TAIWAN -- 1.5%
                       Hon Hai Precision Industry Co., Ltd. .......................      561,500       2,310,572
                       Taiwan Semiconductor Manufacturing Co., Ltd. ...............    1,519,600       2,288,214
                                                                                                    -------------
                                                                                                       4,598,786
                                                                                                    -------------
                       TOTAL EQUITY CERTIFICATES (cost $9,608,615).................                    8,136,981
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $341,133,228).............                  288,944,213
                                                                                                    -------------

                                                                                      PRINCIPAL
                                                     SHORT-TERM SECURITIES -- 1.4%      AMOUNT
                       ------------------------------------------------------------------------------------------
                       TIME DEPOSIT
                       Euro Time Deposit with State Street Bank & Trust Co.
                         0.75% due 8/01/02 (cost $4,011,000).......................   $4,011,000       4,011,000
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $345,144,228)                                99.4%                                292,955,213
                       Other assets less liabilities --                      0.6                                   1,763,399
                                                                           ------                               -------------
                       NET ASSETS --                                       100.0%                               $294,718,612
                                                                           ======                               =============

              -----------------------------
              +  Non-income producing securities
              ADR -- American Depository Receipt

              # Security represents an investment in an affiliated company.

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL DIVERSIFIED
    EQUITIES PORTFOLIO                     INVESTMENT PORTFOLIO -- JULY 31, 2002
    Van Kampen                                                       (UNAUDITED)

                       COMMON STOCK -- 67.1%                                            SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       AUSTRALIA -- 2.2%
                       Amcor, Ltd. (Materials).....................................        32,655    $     147,840
                       AMP Diversified Property Trust (Real Estate)(1).............        12,630           17,388
                       AMP, Ltd. (Finance).........................................        24,929          192,082
                       AMP Group Finance Services, Ltd. (Finance)(2)...............         8,021                0
                       Australia & New Zealand Banking Group, Ltd. (Finance).......        14,793          144,410
                       Australian Gas Light Co., Ltd. (Utilities)..................        13,589           71,209
                       BHP Billiton, Ltd. (Materials)..............................       143,456          743,927
                       Boral, Ltd. (Materials).....................................        28,039           59,351
                       Brambles Industries, Ltd. (Industrial & Commercial).........        29,049          127,404
                       Coca-Cola Amatil, Ltd. (Consumer Staples)...................        48,084          164,839
                       Coles Myer, Ltd. (Consumer Discretionary)...................        29,134           98,290
                       Commonwealth Bank of Australia (Finance)....................        25,977          440,600
                       CSL, Ltd. (Healthcare)......................................         3,418           53,007
                       CSR, Ltd. (Consumer Discretionary)..........................        42,031          145,918
                       Foster's Group, Ltd. (Consumer Staples).....................        60,306          147,998
                       General Property Trust (Real Estate)(1).....................        45,914           69,706
                       Goodman Fielder, Ltd. (Consumer Staples)....................        38,360           34,233
                       James Hardie Industries NV (Consumer Discretionary).........        18,347           58,903
                       Leighton Holdings, Ltd. (Industrial & Commercial)...........         8,794           52,063
                       Lend Lease Corp., Ltd. (Finance)............................        10,802           59,778
                       M.I.M. Holdings, Ltd. (Materials)...........................        93,566           62,624
                       Mayne Nickless, Ltd. (Industrial & Commercial)..............        20,058           42,676
                       National Australia Bank, Ltd. (Finance).....................        36,765          668,589
                       Newcrest Mining Ltd. (Materials)............................        11,604           39,149
                       Newmont Mining Corp. (Materials)............................        24,770           60,384
                       News Corp., Ltd. (Information & Entertainment)..............        60,551          302,470
                       OneSteel, Ltd. (Materials)..................................         5,863            4,690
                       Orica, Ltd. (Materials).....................................        11,545           56,603
                       Pacific Dunlop, Ltd. (Multi-industry).......................         6,792           24,577
                       Paperlinx, Ltd. (Materials).................................        20,394           54,932
                       QBE Insurance Group, Ltd. (Finance).........................        13,385           49,382
                       Rio Tinto, Ltd. (Materials).................................        12,803          230,460
                       Santos, Ltd. (Energy).......................................        20,155           67,230
                       Southcorp, Ltd. (Consumer Staples)..........................        20,216           55,883
                       Stockland Trust Group (Real Estate)(1)......................        13,333           30,617
                       Suncorp-Metway, Ltd. (Finance)..............................        10,189           69,193
                       TABCORP Holdings, Ltd. (Information & Entertainment)........        10,488           68,427
                       Telstra Corp., Ltd. (Information Technology)................       129,891          339,972
                       Wesfarmers, Ltd. (Industrial & Commercial)..................         8,845          135,727
                       Westfield Trust (Real Estate)(1)............................        49,350           89,960
                       Westfield Trust (Real Estate)+(1)...........................         1,807            3,255
                       Westpac Banking Corp., Ltd. (Finance).......................        33,881          281,154
                       WMC, Ltd. (Materials).......................................        57,721          262,892
                       Woolworths, Ltd. (Consumer Staples).........................        36,615          241,679
                                                                                                     -------------
                                                                                                         6,071,471
                                                                                                     -------------
                       AUSTRIA -- 0.0%
                       Oesterreichische Elektrizitaetswirtschafts AG Class A
                         (Energy)..................................................         1,424          109,492
                                                                                                     -------------

---------------------
    154

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       BELGIUM -- 0.1%
                       Electrabel SA (Energy)......................................           141    $      32,497
                       KBC Bankverzekeringsholding (Finance).......................         2,434           89,881
                       Solvay SA (Materials).......................................         1,575          108,761
                       UCB SA (Healthcare).........................................         1,216           41,938
                       Umicore (Materials).........................................           318           12,584
                                                                                                     -------------
                                                                                                           285,661
                                                                                                     -------------
                       BERMUDA -- 0.0%
                       Esprit Holdings, Ltd. (Industrial & Commercial).............        50,019           88,816
                                                                                                     -------------
                       DENMARK -- 0.4%
                       Carlsberg A/S, Class B (Consumer Staples)...................           900           42,131
                       Danisco A/S (Consumer Staples)..............................         1,800           61,595
                       Danske Bank A/S (Finance)...................................        19,600          354,089
                       Group 4 Falck A/S (Industrial & Commercial).................         7,600          221,484
                       ISS A/S (Industrial & Commercial)+..........................         5,100          219,914
                       Novo Nordisk A/S, Class B (Healthcare)......................         3,000           70,615
                       Novozymes A/S, Class B (Healthcare).........................         2,500           49,945
                                                                                                     -------------
                                                                                                         1,019,773
                                                                                                     -------------
                       FINLAND -- 1.9%
                       Avestapolarit Oyj (Materials)...............................           640            4,081
                       Fortum Oyj (Energy).........................................        18,391          106,102
                       Instrumentarium Corp. (Healthcare)..........................         2,400           49,649
                       Kesko Oyj, Class B (Consumer Discretionary)+................         5,500           53,872
                       Kone Corp. (Industrial & Commercial)........................         1,380           38,659
                       Metso Oyj (Industrial & Commercial).........................         9,776          111,077
                       Nokia Oyj (Information Technology)..........................       252,579        3,141,994
                       Outokumpu Oyj (Materials)...................................         7,430           82,966
                       Pohjola Group, PLC (Finance)................................           102            1,519
                       Rautaruukki Oyj (Materials).................................           409            1,723
                       Sampo Oyj Class A (Finance).................................        31,175          207,339
                       Sonera Oyj (Information Technology)+........................        40,536          167,555
                       Stora Enso Oyj (Materials)..................................        52,650          613,691
                       TietoEnator Oyj (Information Technology)....................         6,644          111,609
                       UPM-Kymmene Oyj (Materials).................................        20,393          665,166
                       Wartsila Oyj, Class B (Industrial & Commercial).............         2,599           42,895
                                                                                                     -------------
                                                                                                         5,399,897
                                                                                                     -------------
                       FRANCE -- 5.8%
                       Accor SA (Information & Entertainment)......................         4,861          160,219
                       Alcatel SA (Information Technology).........................        13,070           68,619
                       Aventis SA (Healthcare).....................................        23,002        1,509,541
                       Axa (Finance)...............................................        21,559          275,155
                       BNP Paribas SA (Finance)....................................        14,004          643,049
                       Bouygues SA (Consumer Discretionary)........................         7,988          183,479
                       Cap Gemini SA (Information Technology)......................         1,575           53,933
                       Carrefour SA (Consumer Staples).............................        16,094          699,925
                       Cie de Saint-Gobain (Consumer Discretionary)................         6,778          202,358
                       Compagnie Fonciere Klepierre (Real Estate)..................         1,980          236,608
                       Dassault Systemes SA (Information Technology)...............         1,043           35,491
                       Essilor International SA (Healthcare).......................           938           34,913
                       Establissements Economiques du Casino Guichard-Perrachon SA
                         (Consumer Staples)........................................           785           58,860
                       Gecina SA (Real Estate).....................................         1,815          165,690
                       Groupe Danone (Consumer Staples)............................         7,883          921,935
                       Imerys SA (Consumer Discretionary)..........................           342           42,343
                       L'Air Liquide SA (Materials)................................         3,050          427,807

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       FRANCE (continued)
                       L'Oreal SA (Consumer Staples)...............................        16,895    $   1,183,229
                       Lafarge SA (Materials)+.....................................         3,986          350,605
                       Lagardere S.C.A. (Industrial & Commercial)+.................         3,271          135,399
                       LVMH Moet Henessy Louis Vuitton SA (Consumer Staples).......        11,831          522,640
                       Pechiney SA, Class A (Industrial & Commercial)..............         2,244           92,206
                       Pernod-Ricard SA (Consumer Staples).........................         2,293          197,198
                       Pinault-Printemps-Redoute SA (Consumer Discretionary).......         3,174          276,695
                       Sanofi-Synthelabo SA (Healthcare)...........................        21,980        1,296,071
                       Schneider Electric SA (Industrial & Commercial).............         3,017          145,009
                       Simco SA (Real Estate)......................................         3,042          257,441
                       Societe BIC SA (Information Technology).....................         2,882           99,367
                       Societe Fonciere Lyonnaise (Real Estate)....................         9,088          257,882
                       Societe Generale, Class A (Finance).........................         6,161          343,978
                       Societe Immobiliere de Location pour L'Industrie et le
                         Commerce (Silic) (Real Estate)............................           245           39,284
                       Sodexho Alliance SA (Consumer Staples)......................         3,347           97,270
                       Sophia (ex-SFI) (Real Estate)...............................         4,830          144,295
                       STMicroelectronics NV (Information Technology)..............         6,913          145,650
                       Technip-Coflexip SA (Industrial & Commercial)...............           315           22,462
                       Thales SA (Industrial & Commercial).........................         4,320          165,449
                       TotalFinaElf SA, Class B (Energy)...........................        24,781        3,580,266
                       Unibail (Union du Credit-Bail Immobilier) (Real Estate).....        10,845          679,851
                       Vivendi Universal SA (Information & Entertainment)..........        17,577          279,943
                                                                                                     -------------
                                                                                                        16,032,115
                                                                                                     -------------
                       GERMANY -- 2.2%
                       Allianz AG (Finance)........................................         2,401          341,714
                       BASF AG (Materials).........................................        13,475          514,752
                       Bayer AG (Materials)........................................        17,095          421,963
                       Bayerische Hypo-und Vereinsbank AG (Finance)................         6,517          129,902
                       Beiersdorf AG (Consumer Staples)............................         3,867          397,711
                       Deutsche Bank AG (Finance)..................................         8,501          483,950
                       Deutsche Lufthansa AG (Information & Entertainment)+........         3,300           39,435
                       Douglas Holding AG (Consumer Discretionary).................         1,650           35,960
                       E.ON AG (Energy)............................................        33,259        1,627,231
                       Epcos AG (Information Technology)+..........................           500            8,673
                       Fresenius Medical Care AG (Healthcare)......................         1,850           62,589
                       Gehe AG (Healthcare)........................................         1,250           49,893
                       HeidelbergCement AG (Materials).............................         1,271           52,288
                       Infineon Technologies AG (Information Technology)+..........         3,300           47,192
                       IVG Holding AG (Industrial & Commercial)....................        15,516          149,396
                       KarstadtQuelle AG (Consumer Discretionary)..................         1,250           28,650
                       Linde AG (Industrial & Commercial)..........................         1,920           89,293
                       MAN AG (Industrial & Commercial)............................         1,510           29,581
                       Merck KGaA (Healthcare)+....................................         1,950           38,009
                       Metro AG (Consumer Discretionary)...........................         6,435          165,141
                       Muenchener Rueckversicherungs-Gesellschaft AG (Finance).....         1,298          248,176
                       SAP AG (Information Technology).............................         5,521          405,586
                       Schering AG (Healthcare)....................................         2,400          127,437
                       SGL Carbon AG (Materials)+..................................           150            2,446
                       Siemens AG (Industrial & Commercial)........................        11,791          583,239
                       ThyssenKrupp AG (Materials).................................         8,830          114,253
                       TUI AG (Information & Entertainment)........................         2,520           53,563
                       WCM Beteiligungs-und Grandbesitz AG (Finance)+..............           766            2,468
                                                                                                     -------------
                                                                                                         6,250,491
                                                                                                     -------------
                       GREECE -- 0.0%
                       Titan Cement Co. (Materials)................................         2,300           90,294
                                                                                                     -------------

---------------------
    156

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       HONG KONG -- 3.2%
                       Bank of East Asia, Ltd. (Finance)...........................       139,604    $     269,366
                       Cathay Pacific Airways, Ltd. (Information &
                         Entertainment)............................................       102,000          156,924
                       Cheung Kong (Holdings), Ltd. (Real Estate)..................       154,000        1,219,175
                       CLP Holdings, Ltd. (Energy).................................       179,200          700,722
                       Hang Lung Properties, Ltd. (Real Estate)....................       118,000          127,078
                       Hang Seng Bank, Ltd. (Finance)..............................        78,400          869,441
                       Henderson Land Development Co., Ltd. (Real Estate)..........        62,000          245,617
                       Hong Kong & China Gas Co., Ltd. (Utilities).................       370,754          480,082
                       Hong Kong Electric Holdings, Ltd. (Energy)..................       142,000          531,593
                       Hong Kong Exchanges & Clearing, Ltd. (Finance)..............       107,000          155,014
                       Hutchison Whampoa, Ltd. (Industrial & Commercial)...........       201,500        1,472,509
                       Johnson Electric Holdings, Ltd. (Information Technology)....       150,300          158,009
                       Li & Fung, Ltd. (Consumer Discretionary)....................       162,000          195,232
                       MTR Corp., Ltd. (Industrial & Commercial)...................       130,000          162,501
                       New World Development Co., Ltd. (Real Estate)...............       143,473          103,927
                       Pacific Century CyberWorks Ltd. (Finance)+..................       931,654          195,888
                       Shangri-La Asia, Ltd. (Information & Entertainment).........        52,000           37,000
                       Sun Hung Kai Properties, Ltd. (Real Estate).................       135,000        1,012,507
                       Swire Pacific Ltd., Class A (Industrial & Commercial).......        96,500          437,964
                       Television Broadcasting, Ltd. (Information &
                         Entertainment)............................................        29,000           96,667
                       Wharf Holdings, Ltd. (Industrial & Commercial)..............       125,742          265,188
                                                                                                     -------------
                                                                                                         8,892,404
                                                                                                     -------------
                       IRELAND -- 0.4%
                       Allied Irish Banks, PLC (Finance)...........................        21,900          255,267
                       CRH, PLC (Consumer Discretionary)...........................        20,379          305,407
                       Green Property, PLC (Real Estate)...........................        39,270          369,419
                       Irish Life & Permanent, PLC (Finance).......................         6,300           76,519
                       Jefferson Smurfit Group, PLC (Materials)+...................        39,160          113,537
                       Kerry Group, PLC, Class A (Consumer Staples)................         1,301           17,586
                                                                                                     -------------
                                                                                                         1,137,735
                                                                                                     -------------
                       ITALY -- 3.3%
                       Alleanza Assicurazioni SpA (Finance)........................        10,278           77,619
                       Assicurazione Generali SpA (Finance)........................        21,180          412,219
                       Autogrill SpA (Information & Entertainment)+................         9,570           93,269
                       Banca Popolare di Milano SpA (Finance)+.....................         5,919           23,828
                       Benetton Group SpA (Consumer Discretionary).................         8,017           85,044
                       Beni Stabili SpA (Real Estate)..............................       460,600          239,565
                       Capitlia SpA (Finance)......................................        17,292           24,051
                       Enel SpA (Energy)...........................................       220,115        1,045,673
                       ENI SpA (Energy)............................................       199,050        3,004,480
                       IntesaBci SpA (Finance).....................................       171,562          387,344
                       Italcementi SpA (Materials)+................................         3,111           28,888
                       Italgas SpA (Utilities)+....................................        14,101          133,838
                       La Rinascente SpA (Consumer Discretionary)+.................        10,189           32,435
                       Mediaset SpA (Information & Entertainment)..................        55,898          415,021
                       Mediobanca SpA (Finance)....................................        18,103          147,175
                       Parmalat Finanziaria SpA (Consumer Staples).................        68,497          177,796
                       Pirelli SpA (Consumer Discretionary)........................       105,202          104,488
                       Riunione Adriatica di Sicurta SpA (Finance).................         7,894           88,224
                       Sanpaolo IMI SpA (Finance)..................................        44,204          338,156
                       Snia SpA (Healthcare)+......................................        19,339           38,832
                       Telecom Italia Mobile SpA (Information Technology)..........       247,040        1,105,829
                       Telecom Italia SpA (Information Technology).................        85,158          672,303
                       Telecom Italia SpA RNC (Information Technology).............         3,925           20,760
                       UniCredito Italiano SpA (Finance)...........................       154,511          597,807
                                                                                                     -------------
                                                                                                         9,294,644
                                                                                                     -------------

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       JAPAN -- 12.4%
                       77 Bank, Ltd. (Finance).....................................         2,000    $       7,181
                       Acom Co., Ltd. (Finance)....................................         2,810          169,407
                       Advantest Corp. (Information Technology)....................         1,900           97,094
                       AIFUL Corp. (Finance).......................................           300           19,088
                       Ajinomoto Co., Inc. (Consumer Staples)......................        23,000          234,302
                       ALPS ELECTRIC Co., Ltd. (Information Technology)............         4,000           50,000
                       AMADA Co., Ltd. (Industrial & Commercial)...................         4,000           19,038
                       Asahi Breweries, Ltd. (Consumer Staples)....................        15,400          127,948
                       Asahi Glass Co., Ltd. (Consumer Discretionary)..............        40,200          245,040
                       Asahi Kasei Corp. (Materials)...............................        37,000          111,222
                       Asatsu-DK, Inc. (Industrial & Commercial)...................         1,000           19,748
                       Bank of Fukuoka, Ltd. (Finance).............................         4,000           16,700
                       Bank of Yokohama, Ltd. (Finance)............................        12,000           50,301
                       Banyu Pharmaceutical Co., Ltd. (Healthcare).................           600            6,643
                       Bellsystem 24, Inc. (Industrial & Commercial)...............           160           40,748
                       Benesse Corp. (Education)...................................         3,300           58,141
                       Bridgestone Corp. (Consumer Discretionary)..................        21,400          301,987
                       Canon, Inc. (Information Technology)........................        23,200          786,506
                       Casio Computer Co., Ltd. (Information Technology)...........         8,600           51,703
                       Central Japan Railway Co. (Industrial & Commercial).........            53          319,080
                       Chiba Bank, Ltd. (Finance)..................................         2,000            6,647
                       Chubu Electric Power Co., Inc. (Energy).....................         4,400           79,359
                       Chugai Pharmaceutical Co., Ltd. (Healthcare)................         8,400           80,591
                       Citizen Watch Co., Ltd. (Consumer Discretionary)............         9,000           60,120
                       Credit Saison Co., Ltd. (Finance)...........................         2,800           65,698
                       CSK Corp. (Information Technology)..........................         1,300           40,381
                       Dai Nippon Printing Co., Ltd. (Industrial & Commercial).....        27,400          310,698
                       Daicel Chemical Industries, Ltd. (Materials)................         4,000           11,790
                       Daiei, Inc. (Consumer Discretionary)+.......................         5,600           10,381
                       Daiichi Pharmaceutical Co., Ltd. (Healthcare)...............         4,000           66,500
                       Daikin Industries, Ltd. (Industrial & Commercial)...........        12,400          242,285
                       Dainippon Ink & Chemicals, Inc. (Materials)+................        19,000           36,331
                       Daito Trust Construction Co., Ltd. (Real Estate)............         3,400           67,852
                       Daiwa Bank Holdings, Inc. (Finance)+........................        29,972           22,774
                       Daiwa House Industry Co., Ltd. (Consumer Discretionary).....        17,400          106,207
                       Daiwa Securities Group, Inc. (Finance)......................        36,000          193,287
                       Denki Kagaku Kogyo Kabushiki Kaisha (Materials).............        13,000           35,279
                       Denso Corp. (Consumer Discretionary)........................        17,909          280,090
                       DOWA MINING CO., Ltd. (Materials)...........................         7,000           30,336
                       East Japan Railway Co. (Industrial & Commercial)............           120          561,122
                       Ebara Corp. (Industrial & Commercial).......................        10,600           47,619
                       Eisai Co., Ltd. (Healthcare)................................         6,100          146,948
                       Fanuc, Ltd. (Information Technology)........................         5,500          241,107
                       Fuji Machine Manufacturing Co., Ltd. (Industrial &
                         Commercial)...............................................         1,000           13,694
                       Fuji Photo Film Co., Ltd. (Information & Entertainment).....        13,600          421,309
                       Fuji Soft ABC, Inc. (Information Technology)................         1,200           43,587
                       Fuji Television Network, Inc. (Information &
                         Entertainment)............................................             8           45,892
                       Fujikura, Ltd. (Industrial & Commercial)....................         6,000           19,790
                       Fujisawa Pharmaceutical Co. (Healthcare)....................         2,000           42,084
                       Fujitsu, Ltd. (Information Technology)......................        45,400          264,227
                       Furukawa Electric Co., Ltd. (Industrial & Commercial).......        16,600           51,425
                       Gunma Bank, Ltd. (Finance)..................................         3,000           12,951
                       Hankyu Department Stores, Inc. (Consumer Discretionary).....         2,000           13,945
                       Hirose Electric Co., Ltd. (Information Technology)..........           900           68,312
                       Hitachi, Ltd. (Information Technology)......................        76,800          442,485
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............        18,952          788,084
                       Hoya Corp. (Healthcare).....................................         2,950          187,208
                       Isetan Co., Ltd. (Consumer Discretionary)...................         4,000           35,504
                       Ishikawajima-Harima Heavy Industries Co., Ltd. (Industrial &
                         Commercial)...............................................        21,000           29,459

---------------------
    158

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Ito-Yokado Co., Ltd. (Consumer Discretionary)...............        10,600    $     487,692
                       Itochu Corp. (Industrial & Commercial)......................        34,000          103,624
                       Japan Airlines Co., Ltd. (Information & Entertainment)......        29,100           77,755
                       Japan Energy Corp. (Energy).................................        26,400           36,814
                       Japan Tobacco, Inc. (Consumer Staples)......................            66          430,411
                       JGC Corp. (Industrial & Commercial)+........................         4,000           26,052
                       Joyo Bank, Ltd. (Finance)...................................        11,000           29,117
                       JSR Corp. (Materials).......................................         4,000           30,060
                       Jusco Co., Ltd. (Consumer Discretionary)....................         9,800          270,858
                       Kajima Corp. (Industrial & Commercial)+.....................        30,800           91,556
                       Kamigumi Co., Ltd. (Industrial & Commercial)+...............         1,000            4,100
                       Kanebo, Ltd. (Consumer Staples)+............................         1,000            1,687
                       Kaneka Corp. (Materials)....................................         7,000           44,013
                       Kansai Electric Power Co., Inc. (Utilities).................        27,700          424,891
                       Kao Corp. (Consumer Staples)................................        23,800          536,573
                       Kawasaki Heavy Industries, Ltd. (Industrial &
                         Commercial)+..............................................        26,000           29,526
                       Kawasaki Kisen Kaisha, Ltd. (Industrial & Commercial).......         1,000            1,328
                       Kawasaki Steel Corp. (Materials)............................        63,000           76,278
                       Keihin Electric Express Railway Co., Ltd. (Industrial &
                         Commercial)+..............................................        13,000           59,377
                       Keio Teito Electric Railway Co., Ltd. (Industrial &
                         Commercial)...............................................         4,000           20,040
                       Keyence Corp. (Information Technology)......................           800          150,100
                       Kikkoman Corp. (Consumer Staples)...........................         4,000           25,551
                       Kinden Corp. (Utilities)+...................................         1,000            4,467
                       Kinki Nippon Railway Co., Ltd. (Industrial & Commercial)....        52,500          157,816
                       Kirin Brewery Co., Ltd. (Consumer Staples)..................        37,800          249,349
                       Kokuyo Co., Ltd. (Information Technology)+..................         4,000           40,080
                       Komatsu, Ltd. (Industrial & Commercial).....................        30,800          102,358
                       Konami Co., Ltd. (Information Technology)...................         2,900           58,601
                       Konica Corp. (Information & Entertainment)..................         5,000           30,227
                       Koyo Seiko Co., Ltd. (Consumer Discretionary)...............         1,000            4,567
                       Kubota Corp. (Industrial & Commercial)......................        46,000          139,429
                       Kuraray Co., Ltd. (Industrial & Commercial).................        11,000           73,848
                       Kurita Water Industries, Ltd. (Utilities)...................         3,000           35,621
                       Kyocera Corp. (Information Technology)......................         4,500          303,607
                       Kyowa Hakko Kogyo Co., Ltd. (Healthcare)....................         7,400           38,125
                       Kyushu Electric Power Co., Inc. (Energy)....................         2,900           42,134
                       Mabuchi Motor Co., Ltd. (Industrial & Commercial)...........           200           18,621
                       Marubeni Corp. (Consumer Discretionary)+....................        35,200           37,328
                       Marui Co., Ltd. (Consumer Discretionary)....................         7,500           86,360
                       Matsushita Communication Industrial Co. (Information
                         Technology)...............................................         2,400           85,571
                       Matsushita Electric Industrial Co., Ltd. (Information &
                         Entertainment)............................................        54,000          670,491
                       Matsushita Electric Works, Ltd. (Materials).................         3,000           18,512
                       Meiji Seika Kaisha, Ltd. (Consumer Staples).................         6,000           19,790
                       Meitec Corp. (Information Technology).......................           600           17,936
                       Minebea Co., Ltd. (Information Technology)..................         7,000           37,525
                       Mitsubishi Chemical Corp. (Materials).......................        52,000          102,472
                       Mitsubishi Corp. (Consumer Discretionary)+..................        36,000          222,745
                       Mitsubishi Electric Corp. (Information Technology)..........        63,800          243,991
                       Mitsubishi Estate Co., Ltd. (Real Estate)...................        28,000          223,280
                       Mitsubishi Heavy Industries, Ltd. (Industrial &
                         Commercial)...............................................       103,400          277,149
                       Mitsubishi Logistics Corp. (Industrial & Commercial)........         3,000           19,790
                       Mitsubishi Materials Corp. (Materials)......................        31,600           53,036
                       Mitsubishi Paper Mills, Ltd. (Materials)+...................         6,000            7,515
                       Mitsubishi Rayon Co., Ltd. (Consumer Discretionary).........        14,000           41,500
                       Mitsubishi Tokyo Financial Group, Inc. (Finance)+...........            48          325,451
                       Mitsui & Co., Ltd. (Consumer Discretionary).................        36,600          198,036
                       Mitsui Fudosan Co., Ltd. (Real Estate)......................        19,000          148,656
                       Mitsui Mining & Smelting Co., Ltd. (Materials)..............        17,000           50,534
                       Mitsui Chemicals, Inc. (Utilities)..........................        14,000           65,698

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Mitsui Trust Holdings (Finance)+............................        31,518    $      75,005
                       Mitsukoshi, Ltd. (Consumer Discretionary)...................        15,200           43,914
                       Mizuho Holdings, Inc. (Finance).............................            80          189,713
                       Murata Manufacturing Co., Ltd. (Information Technology).....         6,400          334,001
                       Namco, Ltd. (Information & Entertainment)+..................           100            1,655
                       NEC Corp. (Information Technology)..........................        38,800          231,647
                       NGK Insulators, Ltd. (Industrial & Commercial)..............        13,400           98,464
                       NGK Spark Plug Co., Ltd. (Consumer Discretionary)...........         3,000           21,468
                       Nidec Corp. (Industrial & Commercial).......................           900           52,605
                       Nikko Securities Co., Ltd. (Finance)+.......................        11,000           46,476
                       Nikon Corp. (Information & Entertainment)...................         7,000           64,821
                       Nintendo Co., Ltd. (Information & Entertainment)............         3,500          438,377
                       Nippon COMSYS Corp. (Utilities).............................         1,000            5,169
                       Nippon Express Co., Ltd. (Industrial & Commercial)..........        24,400          122,244
                       Nippon Meat Packers, Inc. (Consumer Staples)................        12,400          150,134
                       Nippon Mitsubishi Oil Corp. (Energy)........................        55,200          246,593
                       Nippon Sheet Glass Co., Ltd. (Industrial & Commercial)......        13,000           38,210
                       Nippon Steel Corp. (Materials)..............................       192,000          277,355
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)...............................................           272        1,112,892
                       Nippon Unipac Holding (Materials)...........................            25          131,722
                       Nippon Yusen Kabushiki Kaisha (Industrial & Commercial).....        40,000          128,590
                       Nishimatsu Construction Co., Ltd. (Industrial &
                         Commercial)...............................................         1,000            3,006
                       Nissan Chemical Industries, Ltd. (Materials)................         4,000           20,107
                       Nissan Motor Co., Ltd. (Consumer Discretionary).............        63,600          445,030
                       Nisshin Seifun Group, Inc. (Consumer Staples)...............         4,000           29,726
                       Nisshinbo Industries, Inc. (Consumer Discretionary).........         2,000            9,319
                       Nissin Food Products Co., Ltd. (Consumer Staples)...........         2,400           47,695
                       Nitto Denko Corp. (Information Technology)+.................         4,500          128,507
                       NKK Corp. (Materials) +.....................................        82,000           74,633
                       Nomura Securities Co., Ltd. (Finance).......................        51,000          681,789
                       NSK, Ltd. (Industrial & Commercial).........................        21,000           74,875
                       NTN Corp. (Industrial & Commercial).........................        11,000           39,771
                       NTT Data Corp. (Information Technology).....................            25           98,948
                       NTT DoCoMo, Inc. (Information Technology)...................           285          635,396
                       Obayashi Corp. (Consumer Discretionary).....................        16,000           43,420
                       Oji Paper Co., Ltd. (Materials).............................        32,800          159,673
                       Oki Electric Industry Co., Ltd. (Information Technology)....        16,000           30,194
                       Olympus Optical Co., Ltd. (Information Technology)..........         4,000           52,872
                       Omron Corp. (Information Technology)........................         6,000           86,473
                       Onward Kashiyama Co., Ltd. (Consumer Discretionary).........         3,000           28,181
                       Oracle Corp Japan (Information Technology)..................           300           10,897
                       Oriental Land Co., Ltd. (Information & Entertainment).......         2,400          167,936
                       Orix Corp. (Finance)........................................         2,000          138,110
                       Osaka Gas Co., Ltd. (Utilities).............................        80,200          188,178
                       Pioneer Corp. (Information & Entertainment).................         4,951           84,749
                       Promise Co., Ltd. (Finance).................................         3,000          137,776
                       Ricoh Co., Ltd. (Information Technology)....................        17,000          278,223
                       Rohm Co., Ltd. (Information Technology).....................         3,000          392,786
                       Sankyo Co., Ltd. (Healthcare)...............................        13,600          174,883
                       Sanrio Co., Ltd. (Consumer Discretionary)...................           500            3,966
                       Sanyo Electric Co., Ltd. (Information Technology)...........        49,000          205,803
                       Sapporo Breweries, Ltd. (Consumer Staples)..................         1,000            2,505
                       SECOM Co., Ltd. (Industrial & Commercial)...................         9,000          429,860
                       Sega Corp. (Information & Entertainment)+...................         3,000           65,631
                       Seiyu, Ltd. (Consumer Discretionary)+.......................         1,000            3,014
                       Sekisui Chemical Co., Ltd. (Consumer Discretionary).........         8,000           25,852
                       Sekisui House, Ltd. (Consumer Discretionary)................        21,400          163,502
                       Seven-Eleven Japan Co., Ltd. (Consumer Discretionary).......         5,000          187,876
                       Sharp Corp. (Information Technology)........................        29,800          364,786

---------------------
    160

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Shimamura Co., Ltd. (Consumer Discretionary)................           400    $      29,259
                       Shimano, Inc. (Information & Entertainment).................         4,000           57,448
                       Shimizu Corp. (Consumer Discretionary)......................        23,000           77,396
                       Shin-Etsu Chemical Co., Ltd. (Materials)....................         9,348          324,713
                       Shionogi & Co., Ltd. (Healthcare)...........................         7,000           70,491
                       Shiseido Co., Ltd. (Consumer Staples).......................         9,600          124,569
                       Shizuoka Bank, Ltd. (Finance)...............................         8,000           50,768
                       Showa Denko K.K. (Materials)+...............................        27,000           40,581
                       Showa Shell Sekiyu K.K. (Energy)............................         7,000           38,051
                       Skylark Co., Ltd. (Information & Entertainment).............         2,000           44,339
                       SMC Corp. (Industrial & Commercial).........................         1,800          184,269
                       Softbank Corp. (Information Technology).....................         7,500           84,544
                       Sony Corp. (Information & Entertainment)....................        22,247        1,004,979
                       Sumitomo Bakelite Co., Ltd. (Materials).....................         4,000           24,482
                       Sumitomo Chemical Co., Ltd. (Materials).....................        43,400          173,585
                       Sumitomo Corp. (Industrial & Commercial)....................        22,400          120,641
                       Sumitomo Electric Industries, Ltd. (Industrial &
                         Commercial)...............................................        16,200          102,265
                       Sumitomo Forestry Co., Ltd. (Materials).....................         5,000           31,480
                       Sumitomo Metal Industries, Ltd. (Materials)+................        97,800           42,465
                       Sumitomo Metal Mining Co., Ltd. (Materials).................        16,400           70,661
                       Sumitomo Mitsui Banking Corp. (Finance).....................        47,000          248,814
                       Sumitomo Realty & Development Co., Ltd. (Real Estate).......         3,000           18,637
                       Sumitomo Trust & Banking Co., Ltd. (Finance)................         6,000           28,357
                       Taiheiyo Cement Corp. (Materials)...........................        22,000           41,516
                       Taisei Corp. (Consumer Discretionary).......................        31,800           66,383
                       Taisho Pharmaceutical Co., Ltd. (Healthcare)................        10,600          161,974
                       Taiyo Yuden Co., Ltd. (Information Technology)..............         3,000           43,737
                       Takara Holdings, Inc. (Consumer Staples)....................         4,000           25,150
                       Takashimaya Co., Ltd. (Consumer Discretionary)..............         4,000           22,211
                       Takeda Chemical Industries, Ltd. (Healthcare)...............        21,200          881,563
                       Takefuji Corp. (Finance)....................................         3,300          219,890
                       TDK Corp. (Information Technology)..........................         3,200          144,289
                       Teijin, Ltd. (Consumer Discretionary).......................        27,800           95,406
                       Teikoku Oil Co., Ltd. (Energy)..............................         4,000           14,830
                       Terumo Corp. (Healthcare)...................................         6,600           82,390
                       THK Co., Ltd. (Industrial & Commercial).....................           600           10,220
                       TIS, Inc. (Industrial & Commercial).........................           702           16,618
                       Tobu Railway Co., Ltd. (Industrial & Commercial)............        28,200           75,586
                       Toho Co., Ltd. (Information & Entertainment)................         1,800           20,035
                       Tohoku Electric Power Co., Inc. (Energy)....................        16,100          223,163
                       Tokyo Broadcasting System, Inc. (Information &
                         Entertainment)............................................         2,000           41,082
                       Tokyo Corp. (Industrial & Commercial).......................        30,000          114,228
                       Tokyo Electric Power Co., Inc. (Energy).....................        40,400          821,426
                       Tokyo Electron, Ltd. (Information Technology)...............         4,000          204,743
                       Tokyo Gas Co., Ltd. (Utilities).............................        84,400          218,470
                       TonenGeneral Sekiyu K.K. (Energy)...........................         3,000           17,610
                       Toppan Printing Co., Ltd. (Industrial & Commercial).........        24,200          212,376
                       Toray Industries, Inc. (Consumer Discretionary).............        37,100           94,175
                       Toshiba Corp. (Information Technology)+.....................        76,000          285,571
                       Tosoh Corp. (Materials).....................................        14,000           43,019
                       Tostem Inax Holding Corp. (Consumer Discretionary)..........         5,000           78,532
                       Toto, Ltd. (Consumer Discretionary).........................        14,200           62,487
                       Toyo Seikan Kaisha, Ltd. (Materials)........................         4,000           45,925
                       Toyobo Co., Ltd. (Consumer Discretionary)...................         3,000            4,709
                       Toyota Industries Corp. (Industrial & Commercial)...........         1,250           18,892
                       Toyota Motor Corp. (Consumer Discretionary).................        77,800        1,861,197
                       Trans Cosmos, Inc. (Industrial & Commercial)................           400            8,350
                       Trend Micro, Inc. (Information Technology)+.................           500           12,525
                       UBE Industries, Ltd. (Materials)+...........................        16,800           23,848

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       UFJ Holdings, Inc. (Finance)................................            15    $      36,949
                       Uni-Charm Corp. (Consumer Staples)..........................         1,100           39,312
                       UNY Co., Ltd. (Consumer Discretionary)......................         3,000           30,386
                       Wacoal Corp. (Consumer Discretionary).......................         3,000           25,025
                       West Japan Railway Co. (Industrial & Commercial)............            10           38,243
                       World Co., Ltd. (Consumer Discretionary)....................         1,100           29,760
                       Yakult Honsha Co., Ltd. (Consumer Staples)..................         3,000           32,290
                       Yamaha Corp. (Information & Entertainment)..................         4,000           36,874
                       Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............        10,900          273,046
                       Yamato Transport Co., Ltd. (Industrial & Commercial)........         7,000          123,330
                       Yamazaki Baking Co., Ltd. (Consumer Staples)................         3,000           15,982
                       Yokogawa Electric Corp. (Information Technology)............         6,000           43,838
                                                                                                     -------------
                                                                                                        34,723,812
                                                                                                     -------------
                       LUXEMBOURG -- 0.1%
                       Arcelor (Materials)+........................................        16,081          203,192
                                                                                                     -------------
                       NETHERLANDS -- 4.4%
                       ABN AMRO Holding NV (Finance)...............................        32,942          467,867
                       Aegon NV (Finance)..........................................        15,783          219,215
                       Akzo Nobel NV (Materials)...................................         9,620          341,011
                       ASML Holding NV (Information Technology)+...................         5,740           70,279
                       Buhrmann NV (Industrial & Commercial).......................         8,671           62,001
                       Corio NV (Real Estate)......................................         9,055          231,579
                       Eurocommercial Properties NV (Real Estate)..................         7,220          134,368
                       Getronics NV (Information Technology)+......................         6,267            8,840
                       Hagemeyer NV (Industrial & Commercial)......................         2,987           30,340
                       Heineken NV (Consumer Staples)..............................        30,287        1,238,560
                       ING Groep NV (Finance)......................................        33,455          724,199
                       Koninklijke Ahold NV (Consumer Discretionary)...............        20,367          340,338
                       Koninklijke KPN NV (Information Technology)+................         9,455           44,268
                       Koninklijke Philips Electronics NV (Information
                         Technology)...............................................        40,073          906,710
                       Reed Elsevier NV (Information & Entertainment)..............        18,403          226,223
                       Royal Dutch Petroleum Co. NV (Energy).......................        94,649        4,320,225
                       TPG NV (Industrial & Commercial)............................        15,702          290,377
                       Unilever NV (Consumer Staples)..............................        41,383        2,338,849
                       Vedior NV (Industrial & Commercial).........................        10,538          120,664
                       Wereldhave NV (Real Estate).................................         2,660          135,224
                       Wolters Kluwer NV (Information & Entertainment).............         9,089          138,793
                                                                                                     -------------
                                                                                                        12,389,930
                                                                                                     -------------
                       NEW ZEALAND -- 0.0%
                       Carter Holt Harvey, Ltd. (Materials)........................        46,988           40,544
                                                                                                     -------------
                       NORWAY -- 0.3%
                       Elkem ASA (Materials).......................................         1,300           29,007
                       Norsk Hydro ASA, Class B (Industrial & Commercial)..........        12,500          516,807
                       Norske Skogindustrier ASA, Class A (Materials)..............         5,400           85,052
                       Orkla ASA (Consumer Staples)................................         6,700          116,519
                       Tanderg ASA (Information Technology)+.......................         2,000           24,938
                                                                                                     -------------
                                                                                                           772,323
                                                                                                     -------------
                       PORTUGAL -- 0.3%
                       Banco Comercial Portugues, SA (Finance).....................        37,000          107,275
                       Electricidade de Portugal SA (Energy).......................       272,390          477,583
                       Portugal Telecom SGPS, SA (Information Technology)..........        15,119           91,816
                                                                                                     -------------
                                                                                                           676,674
                                                                                                     -------------

---------------------
    162

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       SINGAPORE -- 1.1%
                       Capitaland, Ltd. (Real Estate)..............................        84,000    $      72,894
                       Chartered Semiconductor Manufacturing, Ltd. (Information
                         Technology)+..............................................        26,000           43,061
                       City Developments, Ltd. (Real Estate).......................        41,000          136,039
                       Cycle & Carriage, Ltd. (Consumer Discretionary).............        14,000           34,621
                       DBS Group Holdings, Ltd. (Finance)..........................        68,000          462,821
                       Fraser & Neave, Ltd. (Consumer Staples).....................        14,400           63,706
                       Hotel Properties, Ltd. (Information & Entertainment)........        54,000           33,691
                       Keppel Corp., Ltd. (Multi-industry).........................        40,000          101,185
                       Neptune Orient Lines, Ltd. (Industrial & Commercial)+.......        57,000           27,318
                       Oversea-Chinese Banking Corp., Ltd. (Finance)...............        65,000          420,282
                       Overseas Union Enterprise, Ltd. (Information &
                         Entertainment)............................................         6,000           23,652
                       SembCorp Industries, Ltd. (Industrial & Commercial).........        76,000           60,348
                       Singapore Airlines, Ltd. (Information & Entertainment)......        52,000          368,669
                       Singapore Press Holdings, Ltd. (Information &
                         Entertainment)............................................        21,000          220,350
                       Singapore Technologies Engineering, Ltd. (Industrial &
                         Commercial)...............................................       128,000          137,939
                       Singapore Telecommunications, Ltd. (Information
                         Technology)...............................................       361,000          282,559
                       United Overseas Bank, Ltd. (Finance)........................        67,000          490,216
                       United Overseas Land, Ltd. (Information & Entertainment)....        37,000           36,935
                       Venture Corp., Ltd. (Information Technology)................        10,000           66,928
                                                                                                     -------------
                                                                                                         3,083,214
                                                                                                     -------------
                       SOUTH KOREA -- 0.9%
                       Hana Bank (Finance).........................................         3,040           45,419
                       Hyundai Motor Co., Ltd. (Consumer Discretionary)............         3,940          118,233
                       Kia Motors Corp. (Consumer Discretionary)...................         4,290           38,421
                       Kookmin Bank (Finance)......................................         5,630          262,861
                       Korea Electric Power Corp. (Utilities)+.....................         6,170          112,087
                       KT Freetel (Information Technology)+........................         4,095          120,973
                       Lg Chemical, Ltd. (Materials)...............................         2,150           79,393
                       Lg Electronics, Inc. (Industrial & Commercial)..............         2,825          107,197
                       POSCO (Materials)...........................................         1,840          182,750
                       Samsung Electro Mechanics Co., Ltd. (Information
                         Technology)...............................................         2,060           90,059
                       Samsung Electronics Co. (Information Technology)............         2,740          773,387
                       Samsung Fire & Marine Insurance Co. (Finance)...............         1,230           84,367
                       Samsung SDI Co., Ltd. (Information Technology)..............           910           69,216
                       Samsung Securities Co., Ltd. (Finance)+.....................         1,720           51,396
                       Shinhan Financial Group Co., Ltd. (Finance).................         9,800          139,762
                       Shinsegae Co., Ltd. (Consumer Discretionary)................           280           45,874
                       SK Telecom Co., Ltd. (Information Technology)...............           535          104,911
                                                                                                     -------------
                                                                                                         2,426,306
                                                                                                     -------------
                       SPAIN -- 2.6%
                       Acerinox SA (Materials).....................................         1,701           69,561
                       ACS, Actividades de Construccion y Servicios SA (Industrial
                         & Commercial).............................................         3,017           91,285
                       Altadis SA (Consumer Staples)...............................        18,332          362,715
                       Amadeus Global Travel Distribution SA(Industrial &
                         Commercial)...............................................        20,310          110,410
                       Autopistas, Concesionaria Espanola SA (Industrial &
                         Commercial)...............................................        15,162          167,818
                       Banco Bilbao Vizcaya Argentaria SA (Finance)................       107,258        1,013,821
                       Banco Santander Central Hispano SA (Finance)................       130,745          804,247
                       Corporacion Mapfre SA (Finance).............................         9,348           63,179
                       Endesa SA (Energy)..........................................        37,949          422,263
                       Fomento de Construcciones y Contratas SA (Industrial &
                         Commercial)...............................................         4,928          109,572
                       Gas Natural SDG, SA (Utilities).............................        37,688          640,482
                       Grupo Dragados SA (Industrial & Commercial).................         7,816          126,703
                       Iberdrola SA (Energy).......................................        36,367          433,157
                       Inmobiliaria Colonial SA (Real Estate)......................        15,500          215,133
                       Metrovacesa SA (Real Estate)................................        19,152          375,188

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       SPAIN (continued)
                       Repsol YPF, SA (Energy).....................................        59,247    $     720,183
                       Sociedad General de Aguas de Barcelona SA (Utilities).......         5,668           55,629
                       Sol Melia SA (Information & Entertainment)..................         5,300           30,992
                       Telefonica SA (Information Technology)+.....................        77,187          680,442
                       TelePizza SA (Information & Entertainment)+.................        11,911           11,667
                       Union Fenosa SA (Energy)....................................        32,745          428,505
                       Vallehermoso SA (Real Estate)...............................        51,716          420,443
                                                                                                     -------------
                                                                                                         7,353,395
                                                                                                     -------------
                       SWEDEN -- 1.7%
                       Atlas Copco AB, Class A (Industrial & Commercial)...........         5,850          123,585
                       Atlas Copco AB, Class B (Industrial & Commercial)...........         3,300           68,501
                       Castellum AB (Real Estate)..................................         8,550          108,734
                       Electrolux AB, Class B (Consumer Discretionary).............        20,900          385,512
                       Hennes & Mauritz AB, Class B (Consumer Discretionary).......        52,600          964,706
                       Holmen AB, Class B (Materials)..............................         2,500           52,551
                       JM AB, Class B (Real Estate)................................         5,740          135,439
                       Nordea AB (Finance).........................................        84,601          373,455
                       OM AB (Finance).............................................         4,800           28,504
                       Sandvik AB (Industrial & Commercial)........................        12,800          293,279
                       Securitas AB, Class B (Industrial & Commercial).............        32,044          560,757
                       Skandia Forsakrings AB (Finance)............................        41,300          113,727
                       Skandinaviska Enskilda Banken AB (Finance)..................        14,800          132,219
                       Skanska AB, Class B (Industrial & Commercial)...............        23,600          140,144
                       SKF AB, Class B (Materials).................................         4,000          104,682
                       SSAB Svenskt Stal AB, Class A (Materials)...................         3,600           40,675
                       Svenska Cellulosa AB, Class B (Materials)...................         8,227          274,968
                       Svenska Handelsbanken AB, Series A (Finance)................        23,550          316,822
                       Swedish Match AB (Consumer Staples).........................        14,300          108,214
                       Tele2 AB, Class B (Information Technology)+.................         1,200           23,018
                       Telefonaktiebolaget LM Ericsson (Information Technology)+...       111,000          111,997
                       Telia AB (Information Technology)...........................        19,902           55,432
                       Volvo AB, Class A (Consumer Discretionary)..................         2,400           41,873
                       Volvo AB, Class B (Consumer Discretionary)..................         8,900          163,230
                       WM-data AB, Class B (Information Technology)................        17,200           28,020
                                                                                                     -------------
                                                                                                         4,750,044
                                                                                                     -------------
                       SWITZERLAND -- 4.5%
                       ABB, Ltd. (Industrial & Commercial)+........................        13,841           73,921
                       Adecco SA (Industrial & Commercial).........................         9,635          437,910
                       Centerpulse AG (Healthcare)+................................           100           12,408
                       Ciba Specialty Chemicals AG (Materials).....................         1,900          131,326
                       Clariant AG (Materials).....................................         4,200           80,151
                       Credit Suisse Group (Finance)+..............................        20,498          490,697
                       Georg Fisher AG (Consumer Discretionary)....................            35            5,900
                       Givaudan SA (Materials).....................................           184           73,826
                       Holcim, Ltd., Class B (Materials)...........................           842          161,819
                       Kudelski SA (Information Technology)........................           400           10,385
                       Logitech International SA (Information Technology)..........           530           21,801
                       Lonza Group AG (Materials)..................................         1,290           83,074
                       Nestle SA (Consumer Staples)+...............................        16,246        3,489,228
                       Novartis AG (Healthcare)....................................        73,803        3,003,480
                       Oerlikon Buhrle Holding AG (Industrial & Commercial)........           100            9,913
                       Roche Holding AG (Healthcare)...............................         5,988          662,215
                       Roche Holding AG (Healthcare)...............................        19,430        1,382,289
                       SGS Societe Generale de Surveillance Holding SA,
                         Series B (Industrial & Commercial)........................           478          134,734
                       Sulzer AG (Industrial & Commercial)+........................            31            5,916

---------------------
    164

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       SWITZERLAND (continued)
                       Swatch Group AG (Consumer Discretionary)....................         2,125    $     106,928
                       Swiss Re (Finance)..........................................         4,587          383,552
                       Swisscom AG (Information Technology)........................         1,319          383,795
                       Syngenta AG (Materials).....................................         3,153          160,738
                       UBS AG (Finance)+...........................................        21,893          964,033
                       Valora Holding AG (Consumer Discretionary)..................            90           17,297
                       Zurich Financial Services AG (Finance)......................         1,312          143,325
                                                                                                     -------------
                                                                                                        12,430,661
                                                                                                     -------------
                       THAILAND -- 0.0%
                       Advance Agro Public Co., Ltd. (Materials)+..................           660              242
                       CMIC Finance & Security Public Co., Ltd. (Finance)+(2)......         6,700                0
                       Finance One Public Co., Ltd. (Finance)+(2)..................        37,700                0
                       General Finance & Securities Public Co., Ltd.
                         (Finance)+(2).............................................         7,650                0
                       Univest Land Public Co., Ltd. (Real Estate)+(2).............        22,500                0
                                                                                                     -------------
                                                                                                               242
                                                                                                     -------------
                       UNITED KINGDOM -- 19.3%
                       3i Group, PLC (Finance).....................................        15,228          139,326
                       Amersham, PLC (Healthcare)..................................        24,090          203,655
                       Amvescap, PLC (Finance).....................................        14,726          111,376
                       ARM Holdings, PLC (Information Technology)+.................        11,888           27,401
                       AstraZeneca, PLC (Healthcare)...............................        68,162        2,439,154
                       Aviva, PLC (Finance)........................................        35,174          233,600
                       AWG, PLC (Utilities)+.......................................         8,476           64,040
                       BAA, PLC (Industrial & Commercial)..........................        40,084          312,873
                       BAE Systems, PLC (Industrial & Commercial)..................       149,740          697,293
                       Barclays, PLC (Finance).....................................       199,832        1,526,987
                       BG Group, PLC (Energy)......................................       136,493          565,753
                       BHP Billiton, PLC (Materials)...............................        69,760          330,302
                       BOC Group, PLC (Materials)..................................        14,810          207,591
                       Boots Co., PLC (Consumer Discretionary).....................        28,165          246,907
                       BP, PLC (Energy)............................................     1,001,598        7,778,776
                       BPB, PLC (Materials)........................................        14,737           65,632
                       Brambles Industries, PLC (Industrial & Commercial)..........        58,117          229,766
                       British Airways, PLC (Information & Entertainment)+.........        54,834          137,098
                       British American Tobacco, PLC (Consumer Staples)............       115,990        1,303,199
                       British Land Co., PLC (Real Estate).........................        68,630          587,700
                       British Sky Broadcasting Group, PLC (Information &
                         Entertainment)+...........................................        42,068          393,768
                       BT Group, PLC. (Information Technology)+....................       316,669          997,108
                       Bunzl, PLC (Industrial & Commercial)........................        13,794           96,998
                       Cadbury Schweppes, PLC (Consumer Staples)...................       100,302          695,128
                       Canary Wharf Group, PLC (Real Estate)+......................        77,273          507,756
                       Capita Group, PLC (Industrial & Commercial).................        56,362          258,057
                       Carlton Communications, PLC (Information & Entertainment)...        14,204           39,953
                       Centrica, PLC (Utilities)...................................       190,427          483,552
                       Chelsfield, PLC (Real Estate)...............................        42,646          184,595
                       Chubb, PLC (Information Technology).........................        54,328          112,062
                       Compass Group, PLC (Consumer Staples).......................        80,820          398,455
                       Corus Group, PLC (Materials)+...............................        94,631           88,725
                       De La Rue, PLC (Industrial & Commercial)....................        16,958           79,498
                       Derwent Valley Holdings, PLC (Real Estate)..................         8,350           88,988
                       Diageo, PLC (Consumer Staples)..............................       177,304        2,150,016
                       Dixons Group, PLC (Consumer Discretionary)..................        64,203          163,783
                       EMI Group, PLC (Information & Entertainment)................        18,005           62,109
                       GKN, PLC (Consumer Discretionary)...........................        23,767          100,184
                       GlaxoSmithKline, PLC (Healthcare)...........................       270,723        5,258,449
                       Granada, PLC (Information & Entertainment)..................        62,966           93,720

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       Grantchester Holdings, PLC (Real Estate)....................        47,279    $     152,415
                       GUS, PLC (Consumer Discretionary)...........................        40,454          307,543
                       Hammerson, PLC (Real Estate)................................        19,000          164,568
                       Hanson, PLC (Materials).....................................        22,410          137,274
                       Hays, PLC (Industrial & Commercial).........................       135,871          272,830
                       HBOS, PLC (Finance).........................................        89,721        1,009,457
                       Hilton Group, PLC (Information & Entertainment).............        78,084          240,375
                       HSBC Holdings, PLC (Finance)................................       270,539        3,107,267
                       Imperial Chemical Industries, PLC (Materials)...............        35,667          167,484
                       Invensys, PLC (Industrial & Commercial).....................       154,057          161,896
                       J Sainsbury, PLC (Consumer Discretionary)...................        65,900          328,502
                       Johnson Matthey, PLC (Multi-industry).......................         6,788           93,662
                       Kingfisher, PLC (Consumer Discretionary)....................        43,944          132,875
                       Land Securities, PLC (Real Estate)..........................        36,293          465,048
                       Lattice Group, PLC (Utilities)..............................       200,222          514,682
                       Legal & General Group, PLC (Finance)........................        82,387          150,306
                       Lloyds TSB Group, PLC (Finance).............................       157,962        1,578,536
                       Logica, PLC (Information Technology)........................         9,785           31,193
                       Marks & Spencer Group, PLC (Consumer Discretionary).........        84,182          447,260
                       Misys, PLC (Information Technology).........................        17,858           65,858
                       National Grid Group, PLC (Energy)+..........................       195,990        1,352,919
                       P&O Princess Cruises, PLC (Information & Entertainment)+....        21,781          149,078
                       Pearson, PLC (Information & Entertainment)..................        17,963          172,630
                       Peninsular & Oriental Steam Navigation Co. (Industrial &
                         Commercial)...............................................        21,781           72,837
                       Pillar Property, PLC (Real Estate)..........................        17,360          105,798
                       Prudential, PLC (Finance)...................................        30,674          235,589
                       Reed International, PLC (Information & Entertainment).......        28,556          245,427
                       Rentokil Initial, PLC (Industrial & Commercial).............       157,104          570,170
                       Reuters Group, PLC (Information & Entertainment)............        32,608          139,107
                       Rexam, PLC (Materials)......................................        12,976           83,541
                       Rio Tinto, PLC (Materials)..................................        31,532          542,008
                       RMC Group, PLC (Materials)..................................         8,552           71,095
                       Rolls-Royce, PLC (Industrial & Commercial)..................         2,601            5,944
                       Royal & Sun Alliance Insurance Group, PLC (Finance).........        22,322           59,996
                       Royal Bank of Scotland Group, PLC (Finance).................        76,286        2,002,698
                       Sage Group, PLC (Information Technology)....................        32,814           68,454
                       Schroders, PLC (Finance)....................................         7,802           66,445
                       Scottish & Newcastle, PLC (Consumer Staples)................        23,412          211,456
                       Scottish and Southern Energy, PLC (Energy)..................       126,600        1,276,012
                       Scottish Power, PLC (Energy)................................       125,210          684,807
                       Serco Group, PLC (Industrial & Commercial)..................        37,810           97,488
                       Severn Trent Water, PLC (Utilities)+........................        14,995          145,747
                       Shell Transport & Trading Co., PLC (Energy).................       217,473        1,481,676
                       Six Continents, PLC (Industrial & Commercial)...............        41,199          394,647
                       Slough Estates, PLC (Real Estate)...........................        21,820          111,784
                       Smith & Nephew, PLC (Healthcare)............................        14,791           77,660
                       Spirent, PLC (Information Technology).......................         9,543           11,184
                       Tate & Lyle, PLC (Consumer Staples).........................        10,800           53,161
                       Tesco, PLC (Consumer Staples)...............................       241,601          825,863
                       Unilever, PLC (Consumer Staples)............................       149,279        1,312,148
                       Vodafone Group, PLC (Information Technology)................     1,310,100        1,985,810
                       WPP Group, PLC (Industrial & Commercial)....................        25,408          192,563
                       Yorkshire Water, PLC (Industrial & Commercial)..............        16,951          101,451
                                                                                                     -------------
                                                                                                        53,897,557
                                                                                                     -------------
                       UNITED STATES -- 0.0%
                       General Probe, Inc. (Healthcare)+...........................           430            9,890
                                                                                                     -------------
                       TOTAL COMMON STOCK (cost $227,910,442)......................                    187,430,577
                                                                                                     -------------

---------------------
    166


                                         PREFERRED STOCK -- 0.1%                        SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.1%
                       News Corp., Ltd. (Information & Entertainment)..............        53,849    $     229,141
                                                                                                     -------------
                       SOUTH KOREA -- 0.0%
                       Samsung Electronics Co., Ltd. (Information Technology)......         1,010          129,894
                                                                                                     -------------
                       TOTAL PREFERRED STOCK (cost $554,116).......................                        359,035
                                                                                                     -------------
                                            WARRANTS -- 0.0%+
                       -------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Simco SA Expires 10/31/2003 (Real Estate) (cost $1,689).....         1,117            4,376
                                                                                                     -------------

                                      EXCHANGE TRADED FUNDS -- 0.1%
                       -------------------------------------------------------------------------------------------
                       NETHERLANDS
                       Rodamco Europe NV (cost $339,410)...........................         9,080          363,848
                                                                                                     -------------
                                                                                       PRINCIPAL
                                          BONDS & NOTES -- 0.0%                         AMOUNT
                       -------------------------------------------------------------------------------------------
                       FRANCE
                       Sodexho Alliance SA 6.00% 2004 (cost $5,800)................   $     4,573            4,592
                                                                                                     -------------
                       TOTAL INVESTMENT SECURITIES (cost $228,811,457).............                    188,162,428
                                                                                                     -------------

                                      SHORT-TERM SECURITIES -- 35.1%
                       -------------------------------------------------------------------------------------------
                       TIME DEPOSIT
                       Euro Time Deposit with State Street Bank & Trust Co.
                         1.25% due 8/01/02 (cost $98,088,000)@.....................    98,088,000       98,088,000
                                                                                                     -------------

                       TOTAL INVESTMENTS --
                           (cost $326,899,457)                      102.4%                                      286,250,428
                       Liabilities in excess of other assets --      (2.4)                                       (6,691,628)
                                                                    ------                                    -------------
                       NET ASSETS --                                100.0%                                     $279,558,800
                                                                    ======                                    =============

              -----------------------------

                        +   Non-income producing securities
                       (1)  Consists of more than one class of securities traded
                            together as a unit; generally bonds with attached stocks or warrants.
                       (2)  Fair valued security; see Note 2.
                       @    The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                                                                                                                 UNREALIZED
                       NUMBER OF                                EXPIRATION      VALUE AT       VALUE AS OF      APPRECIATION/
                       CONTRACTS          DESCRIPTION              DATE        TRADE DATE     JULY 31, 2002     DEPRECIATION
                       ------------------------------------------------------------------------------------------------------
                       1180 Long    Dow Jones Euro STOXX 50   September 2002   $30,748,155     $31,027,307        $279,152
                       433 Long     FTSE 100 Index            September 2002    27,833,642      28,596,188         762,546
                       52 Long      MSCI Sing Index ETS       September 2002     1,116,057       1,108,932          (7,125)
                       339 Long     Topix Index               September 2002    27,298,711      27,259,257         (39,454)
                                                                                                                  --------
                                                                                                                  $995,119
                                                                                                                  ========

                                                           ---------------------

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                                                                                 GROSS
                              CONTRACT                 IN          DELIVERY   UNREALIZED
                             TO DELIVER           EXCHANGE FOR       DATE    APPRECIATION
                       -------------------------------------------------------------------
                         * EUR     23,000,000  USD     22,728,140  09/12/2002 $    241,866
                         * GBP     15,000,000  USD     23,492,250  09/12/2002      109,487
                         * GBP     21,765,000  USD     33,957,318  09/12/2002       28,926
                         * JPY  1,779,822,660  USD     15,420,000  09/12/2002      526,174
                         * JPY    346,491,000  USD      3,000,000  09/12/2002      100,511
                         * JPY    256,490,000  USD      2,221,077  09/12/2002       74,730
                         * JPY  1,449,402,480  USD     12,136,000  09/12/2002        7,180
                         * USD     21,249,445  EUR     22,873,460  09/06/2002    1,118,741
                         * USD     17,740,875  EUR     18,608,204  09/06/2002      456,273
                         * USD     64,222,902  GBP     44,097,021  09/12/2002    4,517,779
                         * USD     66,576,863  EUR     70,877,723  09/12/2002    2,717,741
                         * USD     21,616,817  GBP     14,451,000  09/12/2002      910,137
                         * USD     19,657,884  JPY  2,453,598,818  09/12/2002      874,203
                         * USD     18,265,258  JPY  2,279,759,904  09/12/2002      812,119
                         * USD     24,000,000  GBP     15,832,179  09/12/2002      680,006
                         * USD     21,825,648  GBP     14,400,000  09/12/2002      621,805
                         * USD     15,637,484  JPY  1,938,704,000  09/12/2002      585,885
                         * USD      9,674,947  GBP      6,577,480  09/12/2002      578,364
                         * USD     13,406,208  JPY  1,662,101,606  09/12/2002      502,511
                         * USD      8,816,115  GBP      5,950,000  09/12/2002      459,048
                         * USD     12,444,377  JPY  1,533,346,400  09/12/2002      386,898
                         * USD      9,010,848  EUR      9,597,239  09/12/2002      372,028
                         * USD      8,105,767  EUR      8,636,663  09/12/2002      337,988
                         * USD     12,795,552  GBP      8,400,000  09/12/2002      298,796
                         * USD     33,676,560  GBP     21,785,000  09/12/2002      283,007
                         * USD      6,143,965  JPY    761,851,648  09/12/2002      231,325
                         * USD      3,844,632  SGD      6,863,053  09/12/2002       52,660
                                                                             -------------
                                                                             $ 17,886,188
                                                                             -------------
                                                                                 GROSS
                                                                              UNREALIZED
                                                                             DEPRECIATION
                       -------------------------------------------------------------------
                         * EUR      8,704,198  USD      8,509,224  09/06/2002 $     (2,698)
                         * EUR     18,608,204  USD     17,268,413  09/06/2002     (928,735)
                         * EUR      2,348,000  USD      2,179,296  09/06/2002     (116,836)
                         * EUR      5,927,500  USD      5,578,370  09/06/2002     (218,191)
                         * EUR      5,893,762  USD     5,500,0000  09/06/2002     (263,569)
                         * EUR     19,265,691  USD     18,090,484  09/12/2002     (744,890)
                         * EUR     23,660,695  USD     22,217,392  09/12/2002     (914,819)
                         * EUR     17,228,107  USD     16,837,718  09/12/2002       (5,583)
                         * EUR     28,957,131  USD     27,224,047  09/12/2002   (1,086,300)
                         * GBP      4,000,000  USD      6,232,880  09/12/2002       (2,524)
                         * GBP        360,326  USD        547,407  09/12/2002      (14,287)
                         * GBP      2,100,000  USD      3,255,882  09/12/2002      (17,705)
                         * GBP        524,752  USD        800,000  09/12/2002      (18,010)
                         * GBP      4,375,000  USD      6,668,813  09/12/2002     (151,160)
                         * GBP     13,749,400  USD     21,171,051  09/12/2002     (262,213)
                         * GBP      3,301,920  USD      4,810,897  09/12/2002     (336,304)
                         * GBP      4,462,000  USD      6,614,915  09/12/2002     (340,678)
                         * GBP      3,977,049  USD      5,794,561  09/12/2002     (405,066)
                         * GBP     15,774,000  USD     23,974,903  09/12/2002     (614,411)
                         * GBP     18,586,340  USD     28,307,925  09/12/2002     (665,408)
                         * GBP     11,956,000  USD     17,837,156  09/12/2002     (800,465)
                         * GBP     38,003,052  USD     55,359,046  09/12/2002   (3,882,046)
                         * JPY     17,945,000  USD        150,000  09/12/2002         (170)
                         * JPY    909,036,000  USD      7,600,000  09/12/2002       (6,951)

---------------------
    168

                                     OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -------------------------------------------------------------------
                                                                                 GROSS
                              CONTRACT                 IN          DELIVERY   UNREALIZED
                             TO DELIVER           EXCHANGE FOR       DATE    DEPRECIATION
                       -------------------------------------------------------------------
                         * JPY    368,829,984  USD      2,956,316  09/12/2002 $   (130,109)
                         * JPY  1,262,607,729  USD     10,182,320  09/12/2002     (383,373)
                         * JPY  2,966,485,874  USD     23,769,919  09/12/2002   (1,054,085)
                         * JPY  5,031,438,789  USD     40,316,016  09/12/2002   (1,787,828)
                         * SGD         35,290  USD         20,000  09/12/2002          (40)
                         * SGD        176,373  USD        100,000  09/12/2002         (156)
                         * SGD         48,223  USD         26,992  09/12/2002         (393)
                         * SGD        936,425  USD        524,006  09/12/2002       (7,758)
                         * SGD      3,690,439  USD      2,065,159  09/12/2002      (30,515)
                           USD                                                     (2,216)
                                    9,561,000  JPY  1,142,281,353  09/12/2002
                           USD                                                     (9,745)
                                   12,561,972  JPY  1,500,000,000  09/12/2002
                           USD                                                    (19,633)
                                    2,195,353  JPY    260,000,000  09/12/2002
                         * USD      6,489,770  GBP      4,150,000  09/12/2002      (20,539)
                           USD                                                    (20,913)
                                   21,065,400  GBP     13,500,000  09/12/2002
                           USD                                                    (28,649)
                                    5,718,455  GBP      3,650,000  09/12/2002
                         * USD      5,179,554  GBP      3,292,159  09/12/2002      (47,569)
                           USD                                                    (56,398)
                                   24,498,000  EUR     25,000,000  09/12/2002
                           USD                                                    (62,518)
                                    8,568,195  EUR      8,700,000  09/12/2002
                         * USD     16,890,109  JPY  2,000,000,000  09/12/2002     (153,805)
                         * USD     29,854,700  GBP     19,000,000  09/12/2002     (236,533)
                         * USD     15,148,303  JPY  1,759,187,540  09/12/2002     (427,154)
                         * USD     26,305,205  EUR     26,350,000  09/12/2002     (543,756)
                                                                             -------------
                                                                             $(16,822,704)
                                                                             -------------
                                                                             $  1,063,484
                                Net Unrealized Appreciation................
                                                                             =============

              -----------------------------

                       * Represents open forward foreign currency contracts and offsetting or partially offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterpart settlement risk.
                       EUR   --   Euro
                       GBP   --   Pound Sterling
                       JPY   --   Japanese Yen
                       SGD   --   Singapore Dollar
                       USD   --   United States Dollar

                      See Notes to Financial Statements.

                                                           ---------------------

---------------------

   SUNAMERICA SERIES TRUST
    EMERGING MARKETS
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2002
    Putnam Investment Management, LLC                                (UNAUDITED)

                       COMMON STOCK -- 94.7%                                           SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       BRAZIL -- 4.2%
                       Aracruz Celulose SA ADR (Materials).........................       19,208   $   360,150
                       Brasil Telecom Participacoes SA ADR (Information
                         Technology)...............................................       11,179       262,707
                       Centrais Geradoras do Sul do Brasil SA (Utilities)..........          496             1
                       Companhia Brasileira de Distribuicao Grupo Pao de Acuca ADR
                         (Consumer Staples)........................................       11,000       131,780
                       Companhia de Bebidas das Americas ADR (Consumer Staples)....       38,100       464,058
                       Companhia Energetica de Minas Gerais ADR (Energy)...........       20,804       153,635
                       Companhia Paranaense de Energia-Copel ADR (Energy)..........       85,425       256,275
                       Companhia Siderurgica Nacional SA (Materials)...............   10,300,000       126,517
                       Companhia Vale do Rio Doce ADR (Materials)..................       22,415       480,918
                       Petroleo Brasileiro SA ADR (Energy).........................       30,825       406,890
                       Tele Celular Sul Participacoes SA ADR (Information
                         Technology)...............................................       17,350       159,447
                       Tele Norte Leste Participacoes SA ADR (Information
                         Technology)...............................................       41,000       287,820
                       Tractebel Energia SA (Utilities)............................          504             0
                       Uniao de Bancos Brasileiros SA GDR (Finance)................       28,800       293,760
                                                                                                   ------------
                                                                                                     3,383,958
                                                                                                   ------------
                       CHILE -- 0.8%
                       Compania de Petroleos de Chile SA (Industrial &
                         Commercial)...............................................       67,456       240,624
                       Compania de Telecomunicaciones de Chile SA ADR
                         (Utilities)...............................................       24,900       270,165
                       Empresa Nacional de Electricidad SA ADR (Energy)............       21,000       171,150
                                                                                                   ------------
                                                                                                       681,939
                                                                                                   ------------
                       CHINA -- 1.6%
                       Beijing Datang Power Generation Co., Ltd. (Energy)..........      664,000       272,412
                       Byd Co., Ltd. (Information Technology)+.....................      105,000       165,578
                       China Shipping Development Co., Ltd. (Industrial &
                         Commercial)...............................................    1,338,000       269,317
                       PetroChina Co., Ltd. (Energy)...............................    2,216,000       468,772
                       Tsingtao Brewery Co., Ltd. (Consumer Staples)...............      224,000       109,129
                                                                                                   ------------
                                                                                                     1,285,208
                                                                                                   ------------
                       CZECH REPUBLIC -- 1.0%
                       Komercni Banka AS (Finance)+................................       14,800       785,120
                                                                                                   ------------
                       HONG KONG -- 4.2%
                       China Merchants Holdings International Co., Ltd.
                         (Finance).................................................      456,000       333,233
                       China Mobile (Hong Kong), Ltd. (Information Technology)+....      457,500     1,272,797
                       China Resources Enterprise, Ltd. (Industrial &
                         Commercial)...............................................      194,000       217,629
                       China Southern Airlines Co., Ltd. (Information &
                         Entertainment)............................................      324,000       128,770
                       Citic Pacific, Ltd. (Industrial & Commercial)...............      205,000       448,112
                       CNOOC, Ltd. (Energy)........................................      363,000       486,330
                       Giordano International, Ltd. (Consumer Discretionary).......      312,000       159,001
                       Huaneng Power International, Inc. (Energy)..................      292,000       235,848
                       Texwinca Holdings, Ltd. (Consumer Discretionary)............      204,000       146,462
                                                                                                   ------------
                                                                                                     3,428,182
                                                                                                   ------------
                       HUNGARY -- 1.6%
                       Cosco Pacific, Ltd. (Industrial & Commercial)...............      438,000       356,579
                       EGIS Rt. (Healthcare).......................................        7,032       356,933
                       MOL Magyar Olaj-es Gazipari Rt. (Energy)+...................       13,400       240,467

---------------------
    170


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       HUNGARY (continued)
                       OTP Bank Rt. (Finance)......................................        8,820   $   140,132
                       OTP Bank, Ltd. ADR (Finance)+...............................       12,000       190,824
                                                                                                   ------------
                                                                                                     1,284,935
                                                                                                   ------------
                       INDIA -- 5.7%
                       Bharat Heavy Electricals (Industrial & Commercial)..........       82,300       294,920
                       HDFC Bank, Ltd. ADR (Finance)+..............................       28,000       391,160
                       Hindustan Lever, Ltd. (Consumer Staples)....................      109,518       385,024
                       Hindustan Petroleum Corp., Ltd. (Energy)....................       53,900       304,185
                       Housing Development Finance Corp., Ltd. (Finance)...........       33,319       433,270
                       ICICI Bank, Ltd. ADR (Finance)..............................       43,400       262,570
                       Infosys Technologies, Ltd. (Information Technology).........       12,867       804,809
                       ITC, Ltd. (Consumer Staples)................................       19,900       258,283
                       Ranbaxy Laboratories, Ltd. (Healthcare).....................       28,331       495,501
                       Reliance Industries, Ltd. (Materials).......................       86,100       433,598
                       Satyam Computer Services, Ltd. (Information Technology).....       62,723       267,514
                       Tata Engineering & Locomotive Co., Ltd. (Consumer
                         Discretionary)+...........................................      106,900       280,547
                                                                                                   ------------
                                                                                                     4,611,381
                                                                                                   ------------
                       INDONESIA -- 1.7%
                       Astra International (Consumer Discretionary)+...............      605,000       248,621
                       H M Sampoerna Tbk (Consumer Staples)........................      723,000       315,059
                       PT Ramayana Lestari Sentosa, Tbk (Consumer Discretionary)...      486,000       205,080
                       PT Semen Gresik (Materials).................................       92,500        81,637
                       PT Telekomunikasi Indonesia (Information Technology)........      858,700       348,141
                       PT Unilever Indonesia Tbk (Consumer Staples)................       82,000       180,021
                                                                                                   ------------
                                                                                                     1,378,559
                                                                                                   ------------
                       ISRAEL -- 2.3%
                       Check Point Software Technologies, Ltd. (Information
                         Technology)+..............................................       24,960       418,829
                       Taro Pharmaceutical Industries, Ltd. (Healthcare)+..........       10,000       312,200
                       Teva Pharmaceutical Industries, Ltd. ADR (Healthcare).......       17,300     1,153,927
                                                                                                   ------------
                                                                                                     1,884,956
                                                                                                   ------------
                       KOREA -- 0.5%
                       Kia Motors Corp. (Consumer Discretionary)...................       19,260       172,490
                       Korean Air Co., Ltd. (Information & Entertainment)..........       13,680       210,774
                                                                                                   ------------
                                                                                                       383,264
                                                                                                   ------------
                       MALAYSIA -- 5.6%
                       Arab Malaysian CP (Finance)+................................      247,000        83,200
                       Commerce Asset-Holding Berhad (Finance).....................       97,000       208,039
                       Genting Berhad (Information & Entertainment)................       90,000       331,579
                       IJM Corp. Berhad (Consumer Discretionary)...................      268,000       363,210
                       IOI Corp. Berhad (Materials)................................      209,000       332,750
                       Malayan Banking Berhad (Finance)............................      218,500       500,250
                       Maxis Communications Berhad (Information Technology)........       82,600       122,813
                       Perusahaan Otomobil Kedua Nasional (Consumer
                         Discretionary)............................................       54,000       139,263
                       PLUS Expressways Berhad (Industrial & Commercial)+..........      458,000       289,263
                       Public Bank Berhad (Finance)................................      507,625       362,017
                       Resorts World Berhad (Information & Entertainment)..........      127,000       347,579
                       Road Builder (M) Holdings Berhad (Consumer Discretionary)...      160,000       231,579
                       Sime Darby Berhad (Industrial & Commercial).................      216,000       287,053
                       Tanjong, PLC (Information & Entertainment)..................      140,000       379,474
                       Telekom Malaysia Berhad (Information Technology)............       68,000       144,053
                       Tenaga Nasional Berhad (Energy).............................       94,400       242,211
                       YTL Corp. Berhad (Finance)..................................      119,320       148,836
                                                                                                   ------------
                                                                                                     4,513,169
                                                                                                   ------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       MEXICO -- 10.8%
                       America Movil SA de CV ADR (Information Technology).........       84,360   $ 1,058,718
                       Cemex SA de CV ADR (Materials)..............................       55,072     1,335,496
                       Coca-Cola Femsa, SA de CV ADR (Consumer Staples)............       22,229       495,040
                       Consorcio ARA, SA de CV (Real Estate)+......................      180,600       265,344
                       Fomento Economico Mexicano SA de CV ADR (Consumer
                         Staples)..................................................       15,688       590,653
                       Fomento Economico Mexicano SA de CV (Consumer Staples)(1)...       44,028       166,885
                       Grupo Aeroportuario del Sureste SA de CV ADR (Industrial &
                         Commercial)...............................................       29,350       384,485
                       Grupo Financiero BBVA Bancomer (Finance)+...................    1,004,768       804,758
                       Grupo Televisa SA ADR (Information & Entertainment)+........       24,911       753,558
                       Telefonos de Mexico SA de CV ADR (Utilities)................       74,030     2,139,467
                       Wal-Mart de Mexico SA de CV, Series C (Consumer
                         Discretionary)............................................      148,557       347,103
                       Wal-Mart de Mexico SA de CV, Series V (Consumer
                         Discretionary)............................................      145,700       394,539
                                                                                                   ------------
                                                                                                     8,736,046
                                                                                                   ------------
                       PHILIPPINES -- 0.5%
                       Ayala Land, Inc. (Real Estate)..............................      967,000       116,926
                       Manila Electric Co. (Utilities)+............................      210,000       114,676
                       SM Prime Holdings, Inc. (Real Estate).......................    1,387,000       154,186
                                                                                                   ------------
                                                                                                       385,788
                                                                                                   ------------
                       POLAND -- 0.2%
                       Bank Polska Kasa Opieki Grupa Pekao SA (Finance)+...........        9,090       179,518
                                                                                                   ------------
                       RUSSIA -- 5.2%
                       Gazprom ADR (Utilities).....................................       16,500       225,225
                       LUKOIL ADR (Energy).........................................       14,725       821,655
                       MMC Norilsk Nickel (Materials)+.............................       14,800       294,980
                       RAO Unified Energy Systems ADR (Energy).....................       27,500       238,700
                       Surgutneftegaz ADR (Energy).................................       53,750       893,056
                       YUKOS Corp. ADR (Energy)....................................       12,780     1,693,152
                                                                                                   ------------
                                                                                                     4,166,768
                                                                                                   ------------
                       SOUTH AFRICA -- 5.2%
                       Anglo American Platinum Corp., Ltd. (Materials).............       10,220       315,064
                       Gold Fields, Ltd. (Materials)...............................       20,400       218,310
                       Impala Platinum Holdings, Ltd. (Materials)..................        5,703       239,643
                       Johnnic Holdings, Ltd. (Industrial & Commercial)............       66,070       249,737
                       Momentum Life, Ltd. (Finance)...............................      498,958       328,214
                       Sanlam, Ltd. (Finance)......................................      681,247       518,351
                       Sappi, Ltd. (Materials).....................................       70,008       841,979
                       Sasol, Ltd. (Energy)........................................       69,000       690,982
                       Standard Bank Group, Ltd. (Finance).........................      286,997       796,001
                                                                                                   ------------
                                                                                                     4,198,281
                                                                                                   ------------
                       SOUTH KOREA -- 23.0%
                       Cheil Communications, Inc. (Industrial & Commercial)........        1,940       195,153
                       Cheil Industries, Inc. (Consumer Discretionary).............       13,970       172,550
                       Daishin Securities Co. (Finance)............................        7,010       114,255
                       Hana Bank (Finance).........................................       17,732       264,926
                       Hyundai Mobis (Consumer Discretionary)......................        8,840       183,104
                       Hyundai Motor Co., Ltd. (Consumer Discretionary)............       22,160       664,988
                       Intelligent Digital Integrated Security Co., Ltd.
                         (Information Technology)..................................        7,100       139,830
                       Kookmin Bank (Finance)......................................       43,212     2,017,538
                       Korea Electric Power Corp. (Utilities)+.....................       62,930     1,143,211
                       Korea Telecom Freetel (Information Technology)+.............       13,200       389,949
                       Korea Tobacco & Ginseng Corp. (Consumer Staples)............       52,600       365,260
                       KT Corp. (Information Technology)...........................       29,870       609,945
                       LG Chemical (Materials).....................................       13,250       489,283
                       LG Electronics, Inc. (Industrial & Commercial)..............       12,891       489,158
                       LG Home Shopping, Inc. (Information Technology) +...........        1,830       198,069
                       LG Household & Health Care, Ltd. (Consumer Staples)+........        7,300       247,878

---------------------
    172


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       SOUTH KOREA (continued)
                       Lotte Chilsung Beverage Co., Ltd. (Consumer Staples)+.......          350   $   248,387
                       POSCO (Materials)...........................................        6,470       642,606
                       POSCO ADR (Materials).......................................       26,500       650,310
                       Samsung Electro Mechanics Co., Ltd. (Information
                         Technology)...............................................        5,970       260,997
                       Samsung Electronics Co. (Information Technology)............       18,146     5,121,855
                       Samsung Fire & Marine Insurance Co. (Finance)...............        9,220       632,407
                       Samsung SDI Co., Ltd. (Information Technology)..............        3,960       301,202
                       Samsung Securities Co., Ltd. (Finance)+.....................       12,880       384,869
                       Shinhan Financial Group Co., Ltd. (Finance).................       31,570       450,234
                       Shinsegae Co., Ltd. (Consumer Discretionary)................        2,770       453,829
                       Sindo Ricoh Co., Ltd (Information Technology)...............        5,270       239,789
                       SK Telecom Co., Ltd. (Information Technology)...............        4,560       894,194
                       SK Telecom Co., Ltd. ADR (Information Technology)...........       22,200       475,524
                       Woongjincom Co., Ltd. (Information & Entertainment).........       27,000       124,227
                                                                                                   ------------
                                                                                                    18,565,527
                                                                                                   ------------
                       TAIWAN -- 11.5%
                       ASE Test, Ltd. (Information Technology)+....................       29,440       196,659
                       Asustek Computer, Inc. (Information Technology)+............      126,151       351,464
                       Benq Corp. (Information Technology).........................      166,600       305,301
                       Cathay Financial Holding Co., Ltd. (Finance)................      112,000       151,180
                       China Steel Corp. (Materials)...............................      672,180       310,453
                       Chinatrust Financial Holding Co., Ltd. (Finance)+...........      431,319       373,998
                       Compal Electronics, Inc. (Information Technology)...........      225,200       218,758
                       Delta Electronics, Inc. (Utilities).........................      201,000       302,458
                       EVA Airways Corp. (Information & Entertainment)+............      752,000       322,670
                       Far Eastern Textile, Ltd. (Consumer Discretionary)..........      565,756       222,526
                       Formosa Chemicals & Fibre Corp. (Materials).................      307,760       330,136
                       Formosa Plastic Corp. (Materials)...........................      355,970       474,132
                       Fubon Financial Holding Co., Ltd. (Finance).................      305,000       299,002
                       Hon Hai Precision Industry Co., Ltd. (Information
                         Technology)...............................................      177,408       729,508
                       Nan Ya Plastic Corp. (Materials)............................      474,140       471,879
                       President Chain Store Corp. (Consumer Discretionary)........      147,000       260,623
                       Quanta Computer, Inc. (Information Technology)..............      111,262       278,486
                       Siliconware Precision Industries Co. (Information
                         Technology)+..............................................      298,000       169,601
                       SinoPac Holdings Co. (Finance)+.............................      612,795       266,591
                       TAISEI Corp. (Finance)......................................      418,000       335,048
                       Taishin Financial (Finance)+................................      750,000       341,925
                       Taiwan Cellular Corp. (Information Technology)+.............      196,791       233,968
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)+..............................................      854,534     1,285,875
                       United Microelectronics Corp. (Information Technology)+.....      878,298       845,323
                       Yuanta Core Pacific Securities Co. (Finance)+...............      361,000       229,121
                                                                                                   ------------
                                                                                                     9,306,685
                                                                                                   ------------
                       THAILAND -- 3.1%
                       Advanced Info Service Public Co., Ltd. (Information
                         Technology)...............................................      353,000       338,131
                       Bangkok Bank PCL (Finance)+.................................      291,300       471,404
                       BEC World PCL (Information & Entertainment).................       57,800       305,369
                       Big C Supercenter (Consumer Discretionary)+.................      282,600       131,145
                       Land & Houses (Consumer Discretionary)......................      126,000       193,408
                       National Finance (Finance)..................................      601,000       201,668
                       PTT Exploration and Production Public Co., Ltd. (Energy)....      121,000       296,597
                       Siam Cement Public Co., Ltd. (Materials)+...................       23,700       542,584
                       TelecomAsia Corp., PCL (Utilities)+(2)......................      124,768             0
                                                                                                   ------------
                                                                                                     2,480,306
                                                                                                   ------------
                       TURKEY -- 1.2%
                       Aksigorta AS (Finance)......................................   50,508,000       137,355
                       Anadolu Efes Biracilik ve Malt Sanayii AS (Consumer
                         Staples)+.................................................    9,855,400       174,793

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       TURKEY (continued)
                       Dogan Yayin Holdings AS (Information & Entertainment)+......  211,618,301   $   425,363
                       Haci Omer Sabanci Holding AS (Industrial & Commercial)+.....   48,779,998       126,889
                       Hurriyet Gazetecilik ve Matbaacilik AS (Information &
                         Entertainment)+...........................................    3,333,365        10,641
                       Turkiye Garanti Bankasi AS (Finance)+.......................  111,863,605       117,386
                                                                                                   ------------
                                                                                                       992,427
                                                                                                   ------------
                       UNITED KINGDOM -- 4.5%
                       Anglo American, PLC (Materials).............................      184,979     2,315,348
                       Old Mutual, PLC (Finance)...................................      348,626       457,615
                       SABMiller, PLC (Consumer Staples)...........................      121,500       835,392
                                                                                                   ------------
                                                                                                     3,608,355
                                                                                                   ------------
                       VENEZUELA -- 0.3%
                       Compania Anonima Nacional Telefonos de Venezuela ADR
                         (Utilities)...............................................       17,500       220,851
                                                                                                   ------------
                       TOTAL COMMON STOCK (cost $81,918,431).......................                 76,461,223
                                                                                                   ------------

                                                       PREFERRED STOCK -- 2.4%
                       ----------------------------------------------------------------------------------------
                       BRAZIL -- 1.9%
                       Banco Bradesco SA (Finance).................................  130,816,047       327,040
                       Banco Itau SA (Finance).....................................    7,880,000       278,988
                       Bradespar SA (Industrial & Commercial)......................          190             0
                       Companhia Energetica de Minas Gerais (Energy)...............    5,070,611        38,836
                       Companhia Paulista de Forca e Luz (Utilities)...............           68             1
                       Companhia Paulista de Forca e Luz, Pref 'C' (Utilities).....           44             1
                       Companhia Vale do Rio Doce ADR (Materials)..................       10,400       243,452
                       CPFL Geracao de Energia SA (Utilities)+.....................          116             0
                       Gerdau SA (Materials).......................................   16,700,000       140,454
                       Petroleo Brasileiro SA ADR (Energy).........................       40,865       488,337
                       Telemar Norte Leste SA (Information Technology).............    4,200,000        49,526
                                                                                                   ------------
                                                                                                     1,566,635
                                                                                                   ------------
                       SOUTH KOREA -- 0.5%
                       Samsung Electronics Co., Ltd. (Information Technology)......        2,830       363,959
                                                                                                   ------------
                       TOTAL PREFERRED STOCK (cost $3,222,696).....................                  1,930,594
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $85,141,127)..............                 78,391,817
                                                                                                   ------------

---------------------
    174


                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 1.9%                                    AMOUNT         VALUE
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with J.P. Morgan Chase & Co., bearing interest at
                         1.81%, dated 07/31/02, to be repurchased 08/01/02 in the
                         amount of $1,508,076 and collateralized by $1,360,000 of
                         Federal National Mtg. Association Notes bearing interest
                         at 6.63%, due 11/15/10 and having an approximate value of
                         $1,541,121 (cost $1,508,000)..............................  $ 1,508,000   $ 1,508,000
                                                                                                   ------------

                       TOTAL INVESTMENTS --
                         (cost $86,649,127)                             99.0%                                    79,899,817
                       Other assets less liabilities --                  1.0                                        841,018
                                                                       ------                                  ------------
                       NET ASSETS --                                   100.0%                                   $80,740,835
                                                                       ======                                  ============

              -----------------------------
               +  Non-income producing securities
              ADR -- American Depository Receipt
              GDR -- Global Depository Receipt
              (1) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.
              (2) Fair valued security; see Note 2.

              See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    TECHNOLOGY PORTFOLIO                   INVESTMENT PORTFOLIO -- JULY 31, 2002
    Van Kampen                                                       (UNAUDITED)

                       COMMON STOCK -- 97.6%                                           SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       EDUCATION -- 0.5%
                       Education
                       Apollo Group, Inc., Class A+................................      2,500    $     98,125
                                                                                                  ------------
                       HEALTHCARE -- 7.0%
                       Drugs -- 2.4%
                       Celgene Corp.+..............................................      5,050          86,709
                       Gilead Sciences, Inc.+......................................     10,550         321,458
                       Tularik, Inc.+..............................................     11,449          91,592

                       Medical Products -- 4.6%
                       Amgen, Inc.+................................................      6,736         307,431
                       Bruker Daltonics, Inc.+.....................................     24,924          87,234
                       Exelixis, Inc.+.............................................     22,049         154,123
                       IDEC Pharmaceuticals Corp.+.................................      6,175         275,343
                       Regeneron Pharmaceuticals, Inc.+............................      7,600         130,720
                                                                                                  ------------
                                                                                                     1,454,610
                                                                                                  ------------
                       INDUSTRIAL & COMMERCIAL -- 3.4%
                       Business Services
                       Concord EFS, Inc.+..........................................     15,750         307,125
                       Corporate Executive Board Co.+..............................      5,399         163,104
                       Maxim Integrated Products, Inc.+............................      5,450         191,731
                       Paychex, Inc................................................      1,300          34,203
                                                                                                  ------------
                                                                                                       696,163
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 86.7%
                       Communication Equipment -- 6.4%
                       JDS Uniphase Corp.+.........................................      9,400          23,688
                       Motorola, Inc. .............................................     48,500         562,600
                       Network Appliance, Inc.+....................................     28,800         243,648
                       QUALCOMM, Inc.+.............................................     15,599         428,661
                       RF Micro Devices, Inc.+.....................................     11,849          78,914

                       Computers & Business Equipment -- 10.8%
                       Brocade Communications Systems, Inc.+.......................     15,698         294,338
                       Dell Computer Corp.+........................................     19,600         488,628
                       EMC Corp.+..................................................     45,300         339,750
                       Redback Networks, Inc.+.....................................     28,249          36,159
                       SanDisk Corp.+..............................................     22,850         329,040
                       Sun Microsystems, Inc.+.....................................     94,400         370,048
                       VERITAS Software Corp.+.....................................     22,799         383,707

                       Computer Services -- 0.2%
                       Ariba, Inc.+................................................     17,700          42,303

---------------------
    176


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software -- 20.2%
                       Adobe Systems, Inc. ........................................      7,349    $    176,082
                       Affiliated Computer Services, Inc., Class A+................      4,400         206,712
                       BEA Systems, Inc.+..........................................     23,649         131,252
                       Computer Associates International, Inc. ....................     16,400         153,176
                       Informatica Corp.+..........................................     14,800         103,008
                       Intuit, Inc.+...............................................     13,649         600,283
                       McDATA Corp., Class A+......................................      9,200          98,624
                       Mercury Interactive Corp.+..................................      8,549         219,025
                       Microsoft Corp.+............................................     34,849       1,672,055
                       Oracle Corp.+...............................................     34,899         349,304
                       Quest Software, Inc.+.......................................     19,449         188,266
                       Rational Software Corp.+....................................     16,600         111,552
                       SAP AG ADR..................................................      2,550          47,685
                       SunGard Data Systems, Inc.+.................................      5,950         139,528

                       Electronics -- 37.7%
                       Agere Systems, Inc., Class A+...............................     38,586          73,314
                       Agere Systems, Inc., Class B+...............................      7,754          15,120
                       Altera Corp.+...............................................     23,800         281,554
                       Amphenol Corp...............................................      1,600          60,240
                       Analog Devices, Inc.+.......................................      9,700         233,770
                       Applied Materials, Inc.+....................................     25,700         382,159
                       Broadcom Corp., Class A+....................................      5,099          95,657
                       Celestica, Inc.+............................................      3,699          79,344
                       Conexant Systems, Inc.+.....................................     49,449         100,381
                       Cypress Semiconductor Corp.+................................      9,200         105,616
                       Emulex Corp.+...............................................     18,148         420,308
                       Flextronics International, Ltd.+............................     22,400         177,408
                       Integrated Device Technology, Inc.+.........................     26,050         333,440
                       Intel Corp..................................................     58,750       1,103,912
                       Intersil Corp.+.............................................     32,500         708,175
                       Jabil Circuit, Inc.+........................................      6,250         111,188
                       KLA-Tencor Corp.+...........................................      3,850         151,652
                       Kopin Corp.+................................................     82,355         538,602
                       Linear Technology Corp. ....................................     10,000         270,800
                       LSI Logic Corp.+............................................     25,750         200,850
                       Marvell Technology Group, Ltd. .............................     11,500         220,225
                       Micrel, Inc.+...............................................      9,099         104,366
                       Novellus Systems, Inc.+.....................................      7,200         194,328
                       QLogic Corp.+...............................................     18,050         735,537
                       Skyworks Solutions, Inc.+...................................     20,080          58,232
                       Texas Instruments, Inc. ....................................     25,250         584,537
                       TranSwitch Corp.+...........................................     31,000          27,900
                       TriQuint Semiconductor, Inc.+...............................     24,099         159,535
                       Vitesse Semiconductor Corp.+................................     48,250         116,765
                       Xilinx, Inc.+...............................................     10,250         196,698

                       Internet Content -- 0.4%
                       Yahoo!, Inc.+...............................................      7,000          92,190

                       Internet Software -- 3.2%
                       Check Point Software Technologies, Ltd.+....................      3,973          66,667
                       Symantec Corp.+.............................................      8,500         285,090
                       TIBCO Software, Inc.+.......................................     27,099         146,877
                       Vignette Corp.+.............................................    116,399         165,286

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications -- 7.8%
                       AT&T Wireless Services, Inc.+...............................      9,300    $     43,617
                       CIENA Corp.+................................................     17,440          70,283
                       Cisco Systems, Inc.+........................................     82,699       1,090,800
                       Extreme Networks, Inc.+.....................................     16,600         172,640
                       Finisar Corp.+..............................................     48,649          81,244
                       Lucent Technologies, Inc. ..................................     29,100          50,925
                       Nortel Networks Corp. ......................................     52,100          50,537
                       Powerwave Technologies, Inc.+...............................      5,300          32,542
                       Sonus Networks, Inc.+.......................................     15,250          17,842
                                                                                                  ------------
                                                                                                    18,026,189
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $33,135,521)..............                 20,275,087
                                                                                                  ------------

                                                                                      PRINCIPAL
                                       REPURCHASE AGREEMENT -- 4.6%                    AMOUNT
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 1.72%, dated 07/31/02, to be repurchased
                         08/01/02 in the amount of $954,046 and collateralized by
                         $750,000 of United States Treasury Bills, bearing interest at 7.63%, due 02/15/25 and having an approximate value of
                         $978,489 (cost $954,000)..................................   $954,000         954,000
                                                                                                  ------------

                       TOTAL INVESTMENTS -- (cost $34,089,521)       102.2%                                       21,229,087
                       Liabilities in excess of other assets --       (2.2)                                         (448,451)
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $ 20,780,636
                                                                     ======                                     ============

              -----------------------------
              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements.

---------------------
    178

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    JULY 31, 2002 (UNAUDITED)

                                                                                                            WORLDWIDE
                                                  CASH        CORPORATE        GLOBAL       HIGH-YIELD         HIGH
                                               MANAGEMENT        BOND           BOND           BOND           INCOME
   --------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*#......    $        --    $273,730,431   $134,946,812   $ 181,158,086   $ 70,786,606
   Short-term securities*.................     601,845,811     10,927,000      2,682,000             --          99,202
   Repurchase agreements (cost equals
    market)...............................      22,425,000            --             --        6,090,000      2,469,000
   Cash...................................             241            558      1,687,492             268        125,697
   Foreign currency*......................             --             --             --               32            --
   Receivables for--
    Fund shares sold......................      43,887,906        242,674         42,799         126,585          5,765
    Dividends and accrued interest........         949,005      5,673,107      2,432,268       5,459,346      2,325,901
    Sales of investments..................             --       2,588,563      1,244,422       4,788,397        952,592
    Foreign currency contracts............             --             --         123,468             --             --
    Variation margin on futures
      contracts...........................             --             --             --              --             --
   Prepaid expenses.......................           2,930          1,331            691           1,386            546
   Due from adviser.......................             --             --             --              --             --
   Unrealized appreciation on forward
    foreign currency contracts............             --             --       2,281,829             --           3,529
                                              -------------------------------------------------------------------------
                                               669,110,893    293,163,664    145,441,781     197,624,100     76,768,838
                                              -------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................       4,780,045        711,905         92,408         188,240         87,699
    Purchases of investments..............             --       2,696,934            --        2,185,820        251,486
    Management fees.......................         301,520        144,025         84,194         113,694         68,839
    Foreign currency contracts............             --             --         123,300             --             --
    Variation margin on futures
      contracts...........................             --             --         469,393             --          34,163
    Service fees--Class B.................           7,407          3,193            851           1,341            228
    Securities loaned.....................             --             --             --              --             --
    Foreign withholding tax...............             --             --             --              --             --
   Other accrued expenses.................         116,331         56,256         66,327          88,697         35,386
   Unrealized depreciation on forward
    foreign currency contracts............             --             --       1,246,183             --           1,551
   Due to custodian.......................             --             --          29,371             --             --
                                              -------------------------------------------------------------------------
                                                 5,205,303      3,612,313      2,112,027       2,577,792        479,352
                                              -------------------------------------------------------------------------
   NET ASSETS.............................    $663,905,590   $289,551,351   $143,329,754   $ 195,046,308   $ 76,289,486
                                              =========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $637,318,709   $294,661,708   $142,861,248   $ 338,868,659   $134,885,230
   Accumulated undistributed net
    investment income (loss)..............      27,813,315     28,162,715      3,252,193      44,555,360     15,525,415
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........        (811,032)   (14,838,264)    (9,776,020)   (135,059,905)   (35,833,571)
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............        (415,402)   (18,434,808)     6,579,373     (53,317,817)   (38,194,328)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......             --             --       1,116,089              11          8,597
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................             --             --        (703,129)            --        (101,857)
                                              -------------------------------------------------------------------------
                                              $663,905,590   $289,551,351   $143,329,754   $ 195,046,308   $ 76,289,486
                                              =========================================================================
   Class A (unlimited shares authorized):
   Net assets.............................    $605,632,009   $262,718,322   $136,866,243   $ 185,160,208   $ 74,768,844
   Shares of beneficial interest issued
    and outstanding.......................      54,379,685     23,608,950     12,749,389      29,947,098     10,791,879
   Net asset value, offering and
    redemption price per share............    $      11.14   $      11.13   $      10.74   $        6.18   $       6.93
                                              =========================================================================
   Class B (unlimited shares authorized):
   Net assets.............................    $ 58,273,581   $ 26,833,029   $  6,463,511   $   9,886,100   $  1,520,642
   Shares of beneficial interest issued
    and outstanding.......................       5,240,493      2,414,086        602,795       1,601,348        219,832
   Net asset value, offering and
    redemption price per share............    $      11.12   $      11.12   $      10.72   $        6.17   $       6.92
                                              =========================================================================
   ---------------
   * Cost
      Investment securities...............    $        --    $292,165,239   $128,367,439   $ 234,475,903   $108,980,934
                                              =========================================================================
      Short-term securities...............    $602,261,213   $ 10,927,000   $  2,682,000   $         --    $     99,202
                                              =========================================================================
      Foreign currency....................    $        --    $        --    $        --    $          21   $        --
                                              =========================================================================
      #Including securities on loan of....    $        --    $        --    $        --    $         --    $        --
                                              =========================================================================


                                              SUNAMERICA
                                               BALANCED
   ---------------------------------------  --------------
   ASSETS:
   Investment securities, at value*#......  $  363,409,732
   Short-term securities*.................       8,372,000
   Repurchase agreements (cost equals
    market)...............................      92,212,000
   Cash...................................           1,345
   Foreign currency*......................             --
   Receivables for--
    Fund shares sold......................         378,852
    Dividends and accrued interest........       2,914,486
    Sales of investments..................             --
    Foreign currency contracts............             --
    Variation margin on futures
      contracts...........................             --
   Prepaid expenses.......................           2,670
   Due from adviser.......................             --
   Unrealized appreciation on forward
    foreign currency contracts............             --
                                            --------------
                                               467,291,085
                                            --------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................         671,407
    Purchases of investments..............       2,218,387
    Management fees.......................         202,959
    Foreign currency contracts............             --
    Variation margin on futures
      contracts...........................             --
    Service fees--Class B.................           1,909
    Securities loaned.....................      85,200,000
    Foreign withholding tax...............             --
   Other accrued expenses.................         106,110
   Unrealized depreciation on forward
    foreign currency contracts............             --
   Due to custodian.......................             --
                                            --------------
                                                88,400,772
                                            --------------
   NET ASSETS.............................  $  378,890,313
                                            ==============
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $  516,187,932
   Accumulated undistributed net
    investment income (loss)..............      14,510,642
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........    (105,614,406)
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............     (46,193,855)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......             --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................             --
                                            --------------
                                            $  378,890,313
                                            ==============
   Class A (unlimited shares authorized):
   Net assets.............................  $  363,654,892
   Shares of beneficial interest issued
    and outstanding.......................      29,011,269
   Net asset value, offering and
    redemption price per share............  $        12.53
                                            ==============
   Class B (unlimited shares authorized):
   Net assets.............................  $   15,235,421
   Shares of beneficial interest issued
    and outstanding.......................       1,216,993
   Net asset value, offering and
    redemption price per share............  $        12.52
                                            ==============
   ---------------
   * Cost
      Investment securities...............  $  409,603,587
                                            ==============
      Short-term securities...............  $    8,372,000
                                            ==============
      Foreign currency....................  $          --
                                            ==============
      #Including securities on loan of....  $   83,492,326
                                            ==============

    See Notes to Financial Statements.
                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST

    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 2002 (UNAUDITED)

                                               MFS TOTAL        ASSET         TELECOM         EQUITY         EQUITY
                                                 RETURN       ALLOCATION      UTILITY         INCOME          INDEX
   -------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*#......    $499,657,441   $432,939,900   $ 53,639,301   $   6,785,872   $39,510,607
   Short-term securities*.................      57,497,170            --       1,641,000             --         99,808
   Repurchase agreements (cost equals
    market)...............................             --      30,595,000            --          223,000     1,112,000
   Cash...................................             294          2,778            866             145        15,122
   Foreign currency*......................         503,449             34            --              --            --
   Receivables for--
    Fund shares sold......................         989,406        137,337          4,427           5,846        32,708
    Dividends and accrued interest........       3,337,586      3,458,495        350,108          17,362        41,446
    Sales of investments..................       2,302,363      8,828,862      4,315,894          24,581           --
    Foreign currency contracts............       1,647,815            --             --              --            --
    Variation margin on futures
      contracts...........................             --             --             --              --          3,750
   Prepaid expenses.......................           1,495          3,190            560              43           300
   Due from adviser.......................             --             --             --            8,478         3,755
   Unrealized appreciation on forward
    foreign currency contracts............             --             --             --              --            --
                                              ------------------------------------------------------------------------
                                               565,937,019    475,965,596     59,952,156       7,065,327    40,819,496
                                              ------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................         576,589        750,930        104,769             423         4,320
    Purchases of investments..............       7,023,514      2,629,478        681,302          69,224         6,739
    Management fees.......................         309,065        246,384         39,866           3,833        13,899
    Foreign currency contracts............       1,650,773            --             --              --            --
    Variation margin on futures
      contracts...........................             --             --             --              --            --
    Service fees--Class B.................           7,282            972            317             --            --
    Securities loaned.....................             --             --             --              --            --
    Foreign withholding tax...............             --             --             --              --            --
   Other accrued expenses.................          71,160        150,876         28,298          37,530        33,595
   Unrealized depreciation on forward
    foreign currency contracts............             --             --             --              --            --
   Due to custodian.......................             --             --             --              --            --
                                              ------------------------------------------------------------------------
                                                 9,638,383      3,778,640        854,552         111,010        58,553
                                              ------------------------------------------------------------------------
   NET ASSETS.............................    $556,298,636   $472,186,956   $ 59,097,604   $   6,954,317   $40,760,943
                                              ========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $572,671,650   $539,173,685   $106,279,192   $   7,475,875   $59,587,532
   Accumulated undistributed net
    investment income (loss)..............      19,436,952     27,353,330      7,963,329         231,841       648,753
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........      (1,975,087)   (34,396,331)   (44,627,610)        (93,846)   (2,675,281)
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............     (33,837,498)   (59,943,733)   (10,517,307)       (659,553)  (16,902,864)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......           2,619              5            --              --            --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................             --             --             --              --        102,803
                                              ------------------------------------------------------------------------
                                              $556,298,636   $472,186,956   $ 59,097,604   $   6,954,317   $40,760,943
                                              ========================================================================
   Class A (unlimited shares authorized):
   Net assets.............................    $497,578,745   $464,072,877   $ 56,528,141   $   6,954,317   $40,760,943
   Shares of beneficial interest issued
    and outstanding.......................      34,257,084     39,239,709      7,024,644         730,301     5,238,507
   Net asset value, offering and
    redemption price per share............    $      14.52   $      11.83   $       8.05   $        9.52   $      7.78
                                              ========================================================================
   Class B (unlimited shares authorized):
   Net assets.............................    $ 58,719,891   $  8,114,079   $  2,569,463   $         --    $       --
   Shares of beneficial interest issued
    and outstanding.......................       4,047,114        686,812        319,665             --            --
   Net asset value, offering and
    redemption price per share............    $      14.51   $      11.81   $       8.04   $         --    $       --
                                              ========================================================================
   ---------------
   * Cost
      Investment securities...............    $533,494,939   $492,883,633   $ 64,156,608   $   7,445,425   $56,413,471
                                              ========================================================================
      Short-term securities...............    $ 57,497,170   $        --    $  1,641,000   $         --    $    99,808
                                              ========================================================================
      Foreign currency....................    $    500,985   $         29   $        --    $         --    $       --
                                              ========================================================================
      #Including securities on loan of....    $        --    $        --    $        --    $         --    $       --
                                              ========================================================================


                                                GROWTH-
                                                INCOME
   ---------------------------------------  ---------------
   ASSETS:
   Investment securities, at value*#......  $   994,559,540
   Short-term securities*.................       89,218,999
   Repurchase agreements (cost equals
    market)...............................              --
   Cash...................................              428
   Foreign currency*......................              --
   Receivables for--
    Fund shares sold......................          190,839
    Dividends and accrued interest........          437,789
    Sales of investments..................        8,011,166
    Foreign currency contracts............              --
    Variation margin on futures
      contracts...........................          397,500
   Prepaid expenses.......................            9,071
   Due from adviser.......................              --
   Unrealized appreciation on forward
    foreign currency contracts............              --
                                            ---------------
                                              1,092,825,332
                                            ---------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................        1,706,381
    Purchases of investments..............              --
    Management fees.......................          517,023
    Foreign currency contracts............              --
    Variation margin on futures
      contracts...........................              --
    Service fees--Class B.................            3,696
    Securities loaned.....................              --
    Foreign withholding tax...............              --
   Other accrued expenses.................          292,354
   Unrealized depreciation on forward
    foreign currency contracts............              --
   Due to custodian.......................              --
                                            ---------------
                                                  2,519,454
                                            ---------------
   NET ASSETS.............................  $ 1,090,305,878
                                            ===============
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $ 1,304,991,481
   Accumulated undistributed net
    investment income (loss)..............       14,708,955
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........     (199,513,757)
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............      (21,897,676)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......              --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................       (7,983,125)
                                            ---------------
                                            $ 1,090,305,878
                                            ===============
   Class A (unlimited shares authorized):
   Net assets.............................  $ 1,060,167,957
   Shares of beneficial interest issued
    and outstanding.......................       58,020,844
   Net asset value, offering and
    redemption price per share............  $         18.27
                                            ===============
   Class B (unlimited shares authorized):
   Net assets.............................  $    30,137,921
   Shares of beneficial interest issued
    and outstanding.......................        1,651,251
   Net asset value, offering and
    redemption price per share............  $         18.25
                                            ===============
   ---------------
   * Cost
      Investment securities...............  $ 1,016,457,216
                                            ===============
      Short-term securities...............  $    89,218,999
                                            ===============
      Foreign currency....................  $           --
                                            ===============
      #Including securities on loan of....  $           --
                                            ===============

    See Notes to Financial Statements.

---------------------
    180

---------------------

    SUNAMERICA SERIES TRUST

    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 2002 (UNAUDITED)

                                                                 DAVIS                                          GOLDMAN
                                               FEDERATED        VENTURE        "DOGS" OF        ALLIANCE         SACHS
                                                 VALUE           VALUE        WALL STREET        GROWTH        RESEARCH
   ----------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*#......    $222,413,593   $1,864,504,470   $129,501,964   $1,281,260,422   $22,745,574
   Short-term securities*.................       6,551,000              --             --         5,053,000           --
   Repurchase agreements (cost equals
    market)...............................             --        41,290,000      6,404,000              --            --
   Cash...................................             656            1,112            821        2,000,052       523,590
   Foreign currency*......................             --               --             --               --            --
   Receivables for--
    Fund shares sold......................         481,868          639,670        159,768           89,467        16,770
    Dividends and accrued interest........         322,046        1,222,301        236,112          376,810        16,384
    Sales of investments..................         629,276        8,546,088            --        16,872,912           --
    Foreign currency contracts............             --               --             --               --            --
    Variation margin on futures
      contracts...........................             --               --             --               --            500
   Prepaid expenses.......................           1,158           12,759            477           12,860           119
   Due from adviser.......................             --               --             --               --          7,119
   Unrealized appreciation on forward
    foreign currency contracts............             --               --             --               --            --
                                              ---------------------------------------------------------------------------
                                               230,399,597    1,916,216,400    136,303,142    1,305,665,523    23,310,056
                                              ---------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................         202,933        3,037,806        122,497        2,525,634        36,798
    Purchases of investments..............         577,308       20,289,697      5,019,771        4,820,156       359,033
    Management fees.......................         136,437        1,168,892         64,853          684,566        24,297
    Foreign currency contracts............             --               --             --               --            --
    Variation margin on futures
      contracts...........................             --               --             --               --            --
    Service fees--Class B.................           1,549            8,686            863            4,256           336
    Securities loaned.....................             --               --             --               --            --
    Foreign withholding tax...............             --               --             --               --            --
   Other accrued expenses.................          60,549          443,989         36,093          374,709        35,027
   Unrealized depreciation on forward
    foreign...............................                              --
      currency contracts..................             --               --             --               --            --
   Due to custodian.......................             --               --             --               --            --
                                              ---------------------------------------------------------------------------
                                                   978,776       24,949,070      5,244,077        8,409,321       455,491
                                              ---------------------------------------------------------------------------
   NET ASSETS.............................    $229,420,821   $1,891,267,330   $131,059,065   $1,297,256,202   $22,854,565
                                              ===========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................    $275,419,574   $2,121,788,151   $146,311,130   $2,387,650,683   $47,517,970
   Accumulated undistributed net
    investment income (loss)..............       4,273,696       19,634,020      3,820,331        4,438,956       (41,295)
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........     (16,115,948)    (103,527,710)   (10,104,460)    (906,129,424)  (20,477,073)
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............     (34,156,501)    (146,627,131)    (8,967,936)    (188,704,013)   (4,157,965)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......             --               --             --               --            --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................             --               --             --               --         12,928
                                              ---------------------------------------------------------------------------
                                              $229,420,821   $1,891,267,330   $131,059,065   $1,297,256,202   $22,854,565
                                              ===========================================================================
   Class A (unlimited shares authorized):
   Net assets.............................    $216,974,530   $1,821,387,677   $124,515,534   $1,262,871,288   $20,171,200
   Shares of beneficial interest issued
    and outstanding.......................      17,227,816      101,459,342     14,034,416       83,841,073     3,945,250
   Net asset value, offering and
    redemption price per share............    $      12.59   $        17.95   $       8.87   $        15.06   $      5.11
                                              ===========================================================================
   Class B (unlimited shares authorized):
   Net assets.............................    $ 12,446,291   $   69,879,653   $  6,543,531   $   34,384,914   $ 2,683,365
   Shares of beneficial interest issued
    and outstanding.......................         989,655        3,897,310        738,492        2,285,602       525,811
   Net asset value, offering and
    redemption price per share............    $      12.58   $        17.93   $       8.86   $        15.04   $      5.10
                                              ===========================================================================
   ---------------
   * Cost
      Investment securities...............    $256,570,094   $2,011,131,601   $138,469,900   $1,469,964,435   $26,903,539
                                              ===========================================================================
      Short-term securities...............    $  6,551,000   $          --    $        --    $    5,053,000   $       --
                                              ===========================================================================
      Foreign currency....................    $        --    $          --    $        --    $          --    $       --
                                              ===========================================================================
      #Including securities on loan of....    $        --    $          --    $        --    $          --    $       --
                                              ===========================================================================

                                                 MFS
                                             GROWTH AND
                                               INCOME
   ---------------------------------------  -------------
   ASSETS:
   Investment securities, at value*#......  $ 242,071,623
   Short-term securities*.................      8,387,000
   Repurchase agreements (cost equals
    market)...............................            --
   Cash...................................            632
   Foreign currency*......................        468,877
   Receivables for--
    Fund shares sold......................        128,507
    Dividends and accrued interest........        231,089
    Sales of investments..................      7,749,340
    Foreign currency contracts............        117,094
    Variation margin on futures
      contracts...........................            --
   Prepaid expenses.......................          2,046
   Due from adviser.......................            --
   Unrealized appreciation on forward
    foreign currency contracts............            --
                                            -------------
                                              259,156,208
                                            -------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................        383,566
    Purchases of investments..............      5,463,008
    Management fees.......................        153,222
    Foreign currency contracts............        117,437
    Variation margin on futures
      contracts...........................            --
    Service fees--Class B.................          1,467
    Securities loaned.....................            --
    Foreign withholding tax...............            --
   Other accrued expenses.................         86,218
   Unrealized depreciation on forward
    foreign...............................
      currency contracts..................            --
   Due to custodian.......................            --
                                            -------------
                                                6,204,918
                                            -------------
   NET ASSETS.............................  $ 252,951,290
                                            =============
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $ 357,992,789
   Accumulated undistributed net
    investment income (loss)..............      3,138,691
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and
    foreign exchange transactions.........    (75,257,015)
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............    (32,928,701)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......          5,526
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................            --
                                            -------------
                                            $ 252,951,290
                                            =============
   Class A (unlimited shares authorized):
   Net assets.............................  $ 240,877,841
   Shares of beneficial interest issued
    and outstanding.......................     26,932,161
   Net asset value, offering and
    redemption price per share............  $        8.94
                                            =============
   Class B (unlimited shares authorized):
   Net assets.............................  $  12,073,449
   Shares of beneficial interest issued
    and outstanding.......................      1,350,479
   Net asset value, offering and
    redemption price per share............  $        8.94
                                            =============
   ---------------
   * Cost
      Investment securities...............  $ 275,000,324
                                            =============
      Short-term securities...............  $   8,387,000
                                            =============
      Foreign currency....................  $     467,231
                                            =============
      #Including securities on loan of....  $         --
                                            =============

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 2002 (UNAUDITED)

                                                                                                SMALL           MFS
                                                    PUTNAM        BLUE CHIP        REAL        COMPANY        MID-CAP
                                                    GROWTH         GROWTH         ESTATE        VALUE         GROWTH
   ---------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*#.........    $ 335,358,752   $24,768,514   $116,340,076   $5,783,688   $ 148,463,496
   Short-term securities*....................              --            --             --           --        3,590,000
   Repurchase agreements (cost equals
    market)..................................        3,445,000       214,000      3,464,000      119,000             --
   Cash......................................              248           301          1,120          988       2,892,847
   Foreign currency*.........................              --            --             --           --            6,003
   Receivables for--
    Fund shares sold.........................           63,533        80,618      1,039,935        3,504         127,625
    Dividends and accrued interest...........          200,211         8,378         28,085        2,495          13,152
    Sales of investments.....................        6,864,953       432,795            --       130,353       6,762,507
    Foreign currency contracts...............              --            --             --           --              --
    Variation margin on futures contracts....              --            --             --           --              --
   Prepaid expenses..........................            3,521            60          2,259           34           1,359
   Due from adviser..........................              --          6,983            --         7,697             --
   Unrealized appreciation on forward foreign
    currency contracts.......................              --            --             --           --              --
                                                 -----------------------------------------------------------------------
                                                   345,936,218    25,511,649    120,875,475    6,047,759     161,856,989
                                                 -----------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................          894,103        25,558        213,771        5,352         166,140
    Purchases of investments.................        7,140,778       141,170            --        24,434       3,319,015
    Management fees..........................          238,074        15,241         81,390        5,316         104,323
    Foreign currency contracts...............              --            --             --           --              --
    Variation margin on futures contracts....              --            --             --           --              --
    Service fees--Class B....................              899           634            930          --            2,147
    Securities loaned........................              --            --             --           --              --
    Foreign withholding tax..................              --            --             --           --              --
   Other accrued expenses....................          122,110        34,989         35,789       38,295          56,288
   Unrealized depreciation on forward foreign
    currency contracts.......................              --            --             --           --              --
   Due to custodian..........................              --            --             --           --              --
                                                 -----------------------------------------------------------------------
                                                     8,395,964       217,592        331,880       73,397       3,647,913
                                                 -----------------------------------------------------------------------
   NET ASSETS................................    $ 337,540,254   $25,294,057   $120,543,595   $5,974,362   $ 158,209,076
                                                 =======================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................    $ 565,566,167   $40,360,108   $116,432,127   $6,163,489   $ 450,819,208
   Accumulated undistributed net investment
    income (loss)............................          875,305        87,709      5,278,308      (14,089)       (752,241)
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and foreign
    exchange transactions....................     (203,961,575)   (9,694,113)    (8,986,814)     522,142    (212,200,371)
   Unrealized appreciation (depreciation) on
    investments (Note 4).....................      (24,939,643)   (5,459,647)     7,819,974     (697,180)    (79,657,359)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............              --            --             --           --             (161)
   Unrealized appreciation (depreciation) on
    futures and written options contracts....              --            --             --           --              --
                                                 -----------------------------------------------------------------------
                                                 $ 337,540,254   $25,294,057   $120,543,595   $5,974,362   $ 158,209,076
                                                 =======================================================================
   Class A (unlimited shares authorized):
   Net assets................................    $ 330,243,900   $20,118,652   $113,413,757   $5,974,362   $ 140,791,287
   Shares of beneficial interest issued and
    outstanding..............................       27,678,510     3,894,557      9,804,011      622,752      23,591,743
   Net asset value, offering and redemption
    price per share..........................    $       11.93   $      5.17   $      11.57   $     9.59   $        5.97
                                                 =======================================================================
   Class B (unlimited shares authorized):
   Net assets................................    $   7,296,354   $ 5,175,405   $  7,129,838   $      --    $  17,417,789
   Shares of beneficial interest issued and
    outstanding..............................          612,574     1,002,699        617,204          --        2,923,652
   Net asset value, offering and redemption
    price per share..........................    $       11.91   $      5.16   $      11.55   $      --    $        5.96
                                                 =======================================================================
   ---------------
   * Cost
      Investment securities..................    $ 360,298,395   $30,228,161   $108,520,102   $6,480,868   $ 228,120,855
                                                 =======================================================================
      Short-term securities..................    $         --    $       --    $        --    $      --    $   3,590,000
                                                 =======================================================================
      Foreign currency.......................    $         --    $       --    $        --    $      --    $       6,172
                                                 =======================================================================
      #Including securities on loan of.......    $         --    $       --    $        --    $      --    $         --
                                                 =======================================================================


                                                 AGGRESSIVE
                                                   GROWTH
   ------------------------------------------  --------------
   ASSETS:
   Investment securities, at value*#.........  $  187,325,632
   Short-term securities*....................             --
   Repurchase agreements (cost equals
    market)..................................      24,743,000
   Cash......................................             720
   Foreign currency*.........................             --
   Receivables for--
    Fund shares sold.........................          42,194
    Dividends and accrued interest...........          89,026
    Sales of investments.....................             --
    Foreign currency contracts...............             --
    Variation margin on futures contracts....             --
   Prepaid expenses..........................           2,292
   Due from adviser..........................             --
   Unrealized appreciation on forward foreign
    currency contracts.......................             --
                                               --------------
                                                  212,202,864
                                               --------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................         253,842
    Purchases of investments.................      10,640,260
    Management fees..........................         123,000
    Foreign currency contracts...............             --
    Variation margin on futures contracts....             --
    Service fees--Class B....................             674
    Securities loaned........................             --
    Foreign withholding tax..................             --
   Other accrued expenses....................          82,244
   Unrealized depreciation on forward foreign
    currency contracts.......................             --
   Due to custodian..........................             --
                                               --------------
                                                   11,100,020
                                               --------------
   NET ASSETS................................  $  201,102,844
                                               ==============
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $  482,033,761
   Accumulated undistributed net investment
    income (loss)............................         217,552
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and foreign
    exchange transactions....................    (259,302,293)
   Unrealized appreciation (depreciation) on
    investments (Note 4).....................     (21,846,176)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............             --
   Unrealized appreciation (depreciation) on
    futures and written options contracts....             --
                                               --------------
                                               $  201,102,844
                                               ==============
   Class A (unlimited shares authorized):
   Net assets................................  $  195,762,774
   Shares of beneficial interest issued and
    outstanding..............................      27,762,206
   Net asset value, offering and redemption
    price per share..........................  $         7.05
                                               ==============
   Class B (unlimited shares authorized):
   Net assets................................  $    5,340,070
   Shares of beneficial interest issued and
    outstanding..............................         757,872
   Net asset value, offering and redemption
    price per share..........................  $         7.05
                                               ==============
   ---------------
   * Cost
      Investment securities..................  $  209,171,808
                                               ==============
      Short-term securities..................  $          --
                                               ==============
      Foreign currency.......................  $          --
                                               ==============
      #Including securities on loan of.......  $          --
                                               ==============

    See Notes to Financial Statements.

---------------------
    182

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 2002 (UNAUDITED)

                                                                               INTERNATIONAL                   INTERNATIONAL
                                                    GROWTH         MARSICO      GROWTH AND        GLOBAL        DIVERSIFIED
                                                 OPPORTUNITIES     GROWTH         INCOME         EQUITIES        EQUITIES
   -------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*#.........    $ 15,666,174    $35,682,075   $251,507,441    $ 288,944,213   $188,162,428
   Short-term securities*....................             --      13,100,000            --         4,011,000     98,088,000
   Repurchase agreements (cost equals
    market)..................................         133,000            --      25,364,000              --             --
   Cash......................................             811         38,039            559        9,384,527      6,695,916
   Foreign currency*.........................             --          60,823      2,909,925          518,559         72,519
   Receivables for--
    Fund shares sold.........................           8,906        126,405        153,745        1,384,257      1,551,582
    Dividends and accrued interest...........           1,591          3,416        453,238          290,798        629,350
    Sales of investments.....................       1,079,008            --      12,103,583        5,772,404      1,887,772
    Foreign currency contracts...............             --             --      17,826,535              --       3,249,679
    Variation margin on futures contracts....             --             --             --               --       1,762,930
   Prepaid expenses..........................              78             23          1,488            2,880          5,812
   Due from adviser..........................           4,440          1,494            --               --             --
   Unrealized appreciation on forward foreign
    currency contracts.......................             --             --             --               --      17,886,188
                                                 ---------------------------------------------------------------------------
                                                   16,894,008     49,012,275    310,320,514      310,308,638    319,992,176
                                                 ---------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................          36,825         46,799     13,738,841       11,120,356     15,355,076
    Purchases of investments.................         873,704      3,216,529      5,667,992        4,036,125      4,516,781
    Management fees..........................          12,425         32,241        215,160          198,624        214,050
    Foreign currency contracts...............             --             --      17,883,350              --       3,262,251
    Variation margin on futures contracts....             --             --             --               --             --
    Service fees--Class B....................             298          1,276          1,381              920          1,201
    Securities loaned........................             --             --             --               --             --
    Foreign withholding tax..................             --             --             --               --             --
   Other accrued expenses....................          35,217         37,973        138,023          234,001        261,313
   Unrealized depreciation on forward foreign
    currency contracts.......................             --             --             --               --      16,822,704
   Due to custodian..........................             --             --             --               --             --
                                                 ---------------------------------------------------------------------------
                                                      958,469      3,334,818     37,644,747       15,590,026     40,433,376
                                                 ---------------------------------------------------------------------------
   NET ASSETS................................    $ 15,935,539    $45,677,457   $272,675,767    $ 294,718,612   $279,558,800
                                                 ===========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................    $ 44,377,747    $51,267,280   $363,114,024    $ 512,534,953   $386,932,716
   Accumulated undistributed net investment
    income (loss)............................         (94,090)       (19,349)     3,875,409          466,093      1,933,096
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and foreign
    exchange transactions....................     (24,406,183)    (4,287,186)   (69,066,815)    (166,103,398)   (70,752,956)
   Unrealized appreciation (depreciation) on
    investments (Note 4).....................      (3,941,935)    (1,285,895)   (25,293,930)     (52,189,015)   (40,649,029)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............             --           2,607         47,079            9,979      1,099,854
   Unrealized appreciation (depreciation) on
    futures and written options contracts....             --             --             --               --         995,119
                                                 ---------------------------------------------------------------------------
                                                 $ 15,935,539    $45,677,457   $272,675,767    $ 294,718,612   $279,558,800
                                                 ===========================================================================
   Class A (unlimited shares authorized):
   Net assets................................    $ 13,633,746    $35,572,278   $260,821,995    $ 287,088,963   $267,041,367
   Shares of beneficial interest issued and
    outstanding..............................       3,739,302      4,428,976     31,632,531       33,647,396     42,545,766
   Net asset value, offering and redemption
    price per share..........................    $       3.65    $      8.03   $       8.25    $        8.53   $       6.28
                                                 ===========================================================================
   Class B (unlimited shares authorized):
   Net assets................................    $  2,301,793    $10,105,179   $ 11,853,772    $   7,629,649   $ 12,517,433
   Shares of beneficial interest issued and
    outstanding..............................         632,905      1,259,122      1,434,339          895,867      2,003,468
   Net asset value, offering and redemption
    price per share..........................    $       3.64    $      8.03   $       8.26    $        8.52   $       6.25
                                                 ===========================================================================
   ---------------
   * Cost
      Investment securities..................    $ 19,608,109    $36,967,970   $276,801,371    $ 341,133,228   $228,811,457
                                                 ===========================================================================
      Short-term securities..................    $        --     $13,100,000   $        --     $   4,011,000   $ 98,088,000
                                                 ===========================================================================
      Foreign currency.......................    $        --     $    58,305   $  2,887,350    $     518,609   $     72,693
                                                 ===========================================================================
      #Including securities on loan of.......    $        --     $       --    $        --     $         --    $        --
                                                 ===========================================================================


                                                 EMERGING
                                                 MARKETS       TECHNOLOGY
   ------------------------------------------  ----------------------------
   ASSETS:
   Investment securities, at value*#.........  $ 78,391,817   $  20,275,087
   Short-term securities*....................           --              --
   Repurchase agreements (cost equals
    market)..................................     1,508,000         954,000
   Cash......................................           442             --
   Foreign currency*.........................     1,363,774             --
   Receivables for--
    Fund shares sold.........................       136,628           8,899
    Dividends and accrued interest...........       239,471           4,886
    Sales of investments.....................       406,035          71,892
    Foreign currency contracts...............       470,040             --
    Variation margin on futures contracts....           --              --
   Prepaid expenses..........................           430             139
   Due from adviser..........................           --              --
   Unrealized appreciation on forward foreign
    currency contracts.......................           --              --
                                               ----------------------------
                                                 82,516,637      21,314,903
                                               ----------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................        77,052         410,808
    Purchases of investments.................       855,400          67,743
    Management fees..........................        91,652          22,208
    Foreign currency contracts...............       471,553             --
    Variation margin on futures contracts....           --              --
    Service fees--Class B....................           325             377
    Securities loaned........................           --              --
    Foreign withholding tax..................        52,238             --
   Other accrued expenses....................       227,582          32,895
   Unrealized depreciation on forward foreign
    currency contracts.......................           --              --
   Due to custodian..........................           --              236
                                               ----------------------------
                                                  1,775,802         534,267
                                               ----------------------------
   NET ASSETS................................  $ 80,740,835   $  20,780,636
                                               ============================
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $115,630,860   $  90,639,161
   Accumulated undistributed net investment
    income (loss)............................       258,804        (218,007)
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts, options contracts, and foreign
    exchange transactions....................   (28,326,459)    (56,780,084)
   Unrealized appreciation (depreciation) on
    investments (Note 4).....................    (6,749,310)    (12,860,434)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............       (73,060)            --
   Unrealized appreciation (depreciation) on
    futures and written options contracts....           --              --
                                               ----------------------------
                                               $ 80,740,835   $  20,780,636
                                               ============================
   Class A (unlimited shares authorized):
   Net assets................................  $ 78,644,194   $  17,886,900
   Shares of beneficial interest issued and
    outstanding..............................    12,489,349       9,410,915
   Net asset value, offering and redemption
    price per share..........................  $       6.30   $        1.90
                                               ============================
   Class B (unlimited shares authorized):
   Net assets................................  $  2,096,641   $   2,893,736
   Shares of beneficial interest issued and
    outstanding..............................       333,324       1,523,445
   Net asset value, offering and redemption
    price per share..........................  $       6.29   $        1.90
                                               ============================
   ---------------
   * Cost
      Investment securities..................  $ 85,141,127   $  33,135,521
                                               ============================
      Short-term securities..................  $        --    $         --
                                               ============================
      Foreign currency.......................  $  1,374,955   $         --
                                               ============================
      #Including securities on loan of.......  $        --    $         --
                                               ============================

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE SIX MONTHS ENDED JULY 31, 2002 (UNAUDITED)

                                                        CASH       CORPORATE       GLOBAL       HIGH-YIELD     WORLDWIDE
                                                     MANAGEMENT       BOND          BOND           BOND       HIGH INCOME
   -----------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $6,907,846   $ 11,052,189   $ 3,496,516   $ 12,090,769   $  4,917,508
    Dividends......................................        --          203,267           --         511,152        117,952
                                                     ---------------------------------------------------------------------
        Total income*..............................  6,907,846      11,255,456     3,496,516     12,601,921      5,035,460
                                                     ---------------------------------------------------------------------
   EXPENSES:
    Management fees................................  1,619,050         816,155       492,334        786,534        450,692
    Custodian fees.................................     58,599          53,816        67,427         66,984         36,024
    Service fees, Class B..........................     29,990          13,721         3,794          6,648          1,179
    Reports to investors...........................     74,486          25,476        13,609         22,604          4,619
    Auditing fees..................................     12,254          11,778        13,724         11,778         13,656
    Legal fees.....................................     11,344           5,723         4,648            476          3,879
    Trustees' fees.................................      3,925           1,222           611            928            249
    Interest expense...............................        --              --            --           7,979            --
    Amortization of organizational expenses........        --              --            --             --             --
    Other expenses.................................      5,561           1,266           613          3,540            513
                                                     ---------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................  1,815,209         929,157       596,760        907,471        510,811
        Expenses reimbursed by the advisor.........        --              --            --             --             --
        Custody credits earned on cash balances....     (2,123)         (1,556)       (1,265)        (6,280)          (478)
                                                     ---------------------------------------------------------------------
   Net investment income (loss)....................  5,094,760      10,327,855     2,901,021     11,700,730      4,525,127
                                                     ---------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......     35,121      (5,176,459)      (46,207)   (15,755,944)    (4,743,254)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................        --              --     (9,642,777)           --        (415,000)
    Net realized gain (loss) on futures and options
      contracts....................................        --              --     (1,149,340)           --          68,509
    Change in unrealized appreciation
      (depreciation) on investments................   (677,084)     (6,516,819)   10,952,278    (23,905,268)    (7,594,164)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......        --              --       (872,249)            11       (101,748)
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................        --              --       (777,969)           --        (111,930)
                                                     ---------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (641,963)    (11,693,278)   (1,536,264)   (39,661,201)   (12,897,587)
                                                     ---------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $4,452,797   $ (1,365,423)  $ 1,364,757   $(27,960,471)  $ (8,372,460)
                                                     ---------------------------------------------------------------------
                                                     ---------------------------------------------------------------------
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $     --     $      1,378   $     6,969   $      5,385   $         59
                                                     ---------------------------------------------------------------------
                                                     ---------------------------------------------------------------------
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $     --     $        --    $       --    $        --    $        --
                                                     ---------------------------------------------------------------------
                                                     ---------------------------------------------------------------------


                                                      SUNAMERICA
                                                       BALANCED
   ------------------------------------------------  -------------
   INCOME:
    Interest.......................................  $   4,458,892
    Dividends......................................      1,399,469
                                                     ---------------------------------------------------
        Total income*..............................      5,858,361
                                                     ------------------------------------------------------------------------------
   EXPENSES:
    Management fees................................      1,338,025
    Custodian fees.................................         85,495
    Service fees, Class B..........................          8,970
    Reports to investors...........................         39,731
    Auditing fees..................................         10,941
    Legal fees.....................................          9,432
    Trustees' fees.................................          2,014
    Interest expense...............................            --
    Amortization of organizational expenses........            --
    Other expenses.................................          3,958
                                                     ---------------------------------------------------------------------   -------
------
        Total expenses before reimbursement and
          custody credits..........................      1,498,566
        Expenses reimbursed by the advisor.........            --
        Custody credits earned on cash balances....            --
                                                     ---------------------------------------------------------------------   -------
------
   Net investment income (loss)....................      4,359,795
                                                     ---------------------------------------------------------------------   -------
------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (37,380,406)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................            --
    Net realized gain (loss) on futures and options
      contracts....................................            --
    Change in unrealized appreciation
      (depreciation) on investments................    (15,939,480)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......            --
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................            --
                                                     ---------------------------------------------------------------------   -------
------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (53,319,886)
                                                     ---------------------------------------------------------------------   -------
------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $ (48,960,091)
                                                     ---------------------------------------------------------------------   -------
------
                                                     ---------------------------------------------------------------------   -------
------
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $       1,029
                                                     ---------------------------------------------------------------------   -------
------
                                                     ---------------------------------------------------------------------   -------
------
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $         --
                                                     ---------------------------------------------------------------------   -------
------
                                                     ---------------------------------------------------------------------   -------
------

    See Notes to Financial Statements.

---------------------
    184

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2002 (UNAUDITED)

                                                      MFS TOTAL        ASSET         TELECOM        EQUITY        EQUITY
                                                        RETURN       ALLOCATION      UTILITY        INCOME         INDEX
   ------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $  6,857,887   $  8,853,907   $     41,132   $    13,424   $     3,509
    Dividends......................................     3,063,351      2,107,481      2,052,608       102,058       350,226
                                                     ----------------------------------------------------------------------
        Total income*..............................     9,921,238     10,961,388      2,093,740       115,482       353,735
                                                     ----------------------------------------------------------------------
   EXPENSES:
    Management fees................................     1,801,964      1,581,872        288,898        25,860        96,023
    Custodian fees.................................        99,138        109,513         25,747        30,890        31,638
    Service fees, Class B..........................        31,927          3,793          1,650           --            --
    Reports to investors...........................        36,848         65,278          7,546         1,470         2,864
    Auditing fees..................................        10,669         11,009         10,465        10,329        10,397
    Legal fees.....................................         7,907         11,072          3,845         2,375         3,110
    Trustees' fees.................................         2,252          2,410            102           --             68
    Interest expense...............................           --             --             --            --             14
    Amortization of organizational expenses........           --             --             --            --            --
    Other expenses.................................         2,029          5,187            526           767         1,022
                                                     ----------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................     1,992,734      1,790,134        338,779        71,691       145,136
        Expenses reimbursed by the advisor.........           --             --             --        (33,882)      (13,089)
        Custody credits earned on cash balances....        (1,156)          (163)           (46)          (15)          (15)
                                                     ----------------------------------------------------------------------
   Net investment income (loss)....................     7,929,660      9,171,417      1,755,007        77,688       221,703
                                                     ----------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (7,565,582)    (3,828,851)   (13,740,078)      115,771    (2,226,393)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................        40,376           (193)             6           --           (813)
    Net realized gain (loss) on futures and options
      contracts....................................           --             --             --            --       (120,978)
    Change in unrealized appreciation
      (depreciation) on investments................   (35,485,201)   (47,599,520)    (3,855,398)   (1,224,524)   (7,706,633)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......        12,131              5            --            --            --
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................           --             --             --            --        107,983
                                                     ----------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (42,998,276)   (51,428,559)   (17,595,470)   (1,108,753)   (9,946,834)
                                                     ----------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(35,068,616)  $(42,257,142)  $(15,840,463)  $(1,031,065)  $(9,725,131)
                                                     ----------------------------------------------------------------------
                                                     ----------------------------------------------------------------------
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $     42,182   $     13,088   $      9,731   $     1,082   $     1,910
                                                     ----------------------------------------------------------------------
                                                     ----------------------------------------------------------------------
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $        --    $        --    $        --    $       --    $       --
                                                     ----------------------------------------------------------------------
                                                     ----------------------------------------------------------------------


                                                        GROWTH-
                                                         INCOME
   ------------------------------------------------  --------------
   INCOME:
    Interest.......................................  $      671,008
    Dividends......................................       8,179,439
                                                     ----------------------------------------------------------------------   ------
--------
        Total income*..............................       8,850,447
                                                     ----------------------------------------------------------------------   ------
--------
   EXPENSES:
    Management fees................................       3,630,487
    Custodian fees.................................         231,577
    Service fees, Class B..........................          19,222
    Reports to investors...........................          99,209
    Auditing fees..................................          12,131
    Legal fees.....................................          10,818
    Trustees' fees.................................           5,737
    Interest expense...............................             --
    Amortization of organizational expenses........             --
    Other expenses.................................          11,487
                                                     ----------------------------------------------------------------------   ------
--------
        Total expenses before reimbursement and
          custody credits..........................       4,020,668
        Expenses reimbursed by the advisor.........             --
        Custody credits earned on cash balances....            (102)
                                                     ----------------------------------------------------------------------   ------
--------
   Net investment income (loss)....................       4,829,881
                                                     ----------------------------------------------------------------------   ------
--------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......     (63,972,238)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................             --
    Net realized gain (loss) on futures and options
      contracts....................................      (7,184,606)
    Change in unrealized appreciation
      (depreciation) on investments................    (153,001,835)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......             --
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................      (7,579,000)
                                                     ----------------------------------------------------------------------   ------
--------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (231,737,679)
                                                     ----------------------------------------------------------------------   ------
--------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $ (226,907,798)
                                                     ----------------------------------------------------------------------   ------
--------
                                                     ----------------------------------------------------------------------   ------
--------
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $       47,739
                                                     ----------------------------------------------------------------------   ------
--------
                                                     ----------------------------------------------------------------------   ------
--------
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $          --
                                                     ----------------------------------------------------------------------   ------
--------
                                                     ----------------------------------------------------------------------   ------
--------

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2002 (UNAUDITED)

                                                                        DAVIS                                        GOLDMAN
                                                      FEDERATED        VENTURE       "DOGS" OF       ALLIANCE         SACHS
                                                        VALUE           VALUE       WALL STREET       GROWTH        RESEARCH
   ---------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $     40,870   $   1,425,970   $     15,049   $      51,553   $       742
    Dividends......................................     2,599,123      14,603,790      1,973,269       6,301,620       161,119
                                                     -------------------------------------------------------------------------
        Total income*..............................     2,639,993      16,029,760      1,988,318       6,353,173       161,861
                                                     -------------------------------------------------------------------------
   EXPENSES:
    Management fees................................       923,747       8,065,717        403,051       5,131,712       178,791
    Custodian fees.................................        49,518         377,552         33,498         283,453        31,290
    Service fees, Class B..........................         8,212          44,018          4,306          23,342         2,016
    Reports to investors...........................        24,019         146,108          9,552         127,128         2,286
    Auditing fees..................................        10,669          13,117         11,650          12,743        11,030
    Legal fees.....................................         5,757          31,037          3,450          29,337         2,477
    Trustees' fees.................................         1,109          10,342            385           7,694            34
    Interest expense...............................           435             --           2,088           8,396           169
    Amortization of organizational expenses........           --              --             --              --            --
    Other expenses.................................           880          16,257            132          13,648           824
                                                     -------------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................     1,024,346       8,704,148        468,112       5,637,453       228,917
        Expenses reimbursed by the advisor.........           --              --             --              --        (25,720)
        Custody credits earned on cash balances....          (352)         (1,589)          (175)         (2,087)          (41)
                                                     -------------------------------------------------------------------------
   Net investment income (loss)....................     1,615,999       7,327,201      1,520,381         717,807       (41,295)
                                                     -------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (3,679,354)    (61,043,836)    (2,522,063)   (250,979,801)   (6,583,015)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................           --              385            --              --            --
    Net realized gain (loss) on futures and options
      contracts....................................           --              --             --              --        (86,605)
    Change in unrealized appreciation
      (depreciation) on investments................   (40,485,563)   (242,950,252)    (8,384,366)   (166,556,372)   (1,926,926)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......           --              --             --              --            --
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................           --              --             --              --         13,631
                                                     -------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (44,164,917)   (303,993,703)   (10,906,429)   (417,536,173)   (8,582,915)
                                                     -------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(42,548,918)  $(296,666,502)  $ (9,386,048)  $(416,818,366)  $(8,624,210)
                                                     -------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $      7,921   $     153,879   $        --    $     111,519   $       --
                                                     -------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $        --    $         --    $        --    $         --    $       --
                                                     -------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------

                                                          MFS
                                                      GROWTH AND
                                                        INCOME
   ------------------------------------------------  -------------
   INCOME:
    Interest.......................................  $     104,803
    Dividends......................................      2,030,230
                                                     -------------------------------------------------------------------------   ---
----------
        Total income*..............................      2,135,033
                                                     -------------------------------------------------------------------------   ---
----------
   EXPENSES:
    Management fees................................      1,073,869
    Custodian fees.................................         69,559
    Service fees, Class B..........................          7,191
    Reports to investors...........................         25,141
    Auditing fees..................................         10,737
    Legal fees.....................................          7,758
    Trustees' fees.................................          1,143
    Interest expense...............................            --
    Amortization of organizational expenses........            --
    Other expenses.................................          1,262
                                                     -------------------------------------------------------------------------   ---
----------
        Total expenses before reimbursement and
          custody credits..........................      1,196,660
        Expenses reimbursed by the advisor.........            --
        Custody credits earned on cash balances....           (469)
                                                     -------------------------------------------------------------------------   ---
----------
   Net investment income (loss)....................        938,842
                                                     -------------------------------------------------------------------------   ---
----------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (25,022,757)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................         38,398
    Net realized gain (loss) on futures and options
      contracts....................................            --
    Change in unrealized appreciation
      (depreciation) on investments................    (31,721,410)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......         14,398
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................            --
                                                     -------------------------------------------------------------------------   ---
----------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (56,691,371)
                                                     -------------------------------------------------------------------------   ---
----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $ (55,752,529)
                                                     -------------------------------------------------------------------------   ---
----------
                                                     -------------------------------------------------------------------------   ---
----------
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $      17,927
                                                     -------------------------------------------------------------------------   ---
----------
                                                     -------------------------------------------------------------------------   ---
----------
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $         --
                                                     -------------------------------------------------------------------------   ---
----------
                                                     -------------------------------------------------------------------------   ---
----------

    See Notes to Financial Statements.

---------------------
    186

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2002 (UNAUDITED)

                                                                                                 SMALL           MFS
                                                        PUTNAM       BLUE CHIP       REAL       COMPANY        MID-CAP
                                                        GROWTH        GROWTH        ESTATE       VALUE         GROWTH
   ----------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $     58,752   $    26,810   $   72,452   $    2,461   $     103,175
    Dividends......................................     2,039,292       124,217    2,746,539       30,366         168,358
                                                     --------------------------------------------------------------------
        Total income*..............................     2,098,044       151,027    2,818,991       32,827         271,533
                                                     --------------------------------------------------------------------
   EXPENSES:
    Management fees................................     1,691,912       111,674      426,324       34,154         909,823
    Custodian fees.................................        88,916        31,297       30,898       30,853          65,695
    Service fees, Class B..........................         4,765         3,370        3,427          --           12,653
    Reports to investors...........................        34,994         2,354        6,531        1,470          16,614
    Auditing fees..................................        10,941        11,030       10,465       11,030          10,703
    Legal fees.....................................        10,099         2,443        3,314        2,341           6,322
    Trustees' fees.................................         1,946            34           68          --              781
    Interest expense...............................           695           325        2,143          --              --
    Amortization of organizational expenses........           --            --           --           --              --
    Other expenses.................................         4,817           736          343          722           1,944
                                                     --------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................     1,849,085       163,263      483,513       80,570       1,024,535
        Expenses reimbursed by the advisor.........           --        (24,274)         --       (32,777)            --
        Custody credits earned on cash balances....           (91)          (14)         (18)         (12)           (785)
                                                     --------------------------------------------------------------------
   Net investment income (loss)....................       249,050        12,052    2,335,496      (14,954)       (752,217)
                                                     --------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......   (67,403,248)   (3,356,792)   2,143,271      158,515    (130,187,603)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................           --            --           --           --             (117)
    Net realized gain (loss) on futures and options
      contracts....................................           --            --           --           --              --
    Change in unrealized appreciation
      (depreciation) on investments................   (24,315,005)   (4,467,543)     810,842     (978,069)     13,615,304
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......           --            --           --           --                8
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................           --            --           --           --              --
                                                     --------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (91,718,253)   (7,824,335)   2,954,113     (819,554)   (116,572,408)
                                                     --------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(91,469,203)  $(7,812,283)  $5,289,609   $ (834,508)  $(117,324,625)
                                                     --------------------------------------------------------------------
                                                     --------------------------------------------------------------------
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $     12,428   $        98   $      786   $      --    $         510
                                                     --------------------------------------------------------------------
                                                     --------------------------------------------------------------------
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $        --    $       --    $      --    $      --    $         --
                                                     --------------------------------------------------------------------
                                                     --------------------------------------------------------------------


                                                      AGGRESSIVE
                                                        GROWTH
   ------------------------------------------------  -------------
   INCOME:
    Interest.......................................  $     106,956
    Dividends......................................        485,288
                                                     --------------------------------------------------------------------   --------
-----
        Total income*..............................        592,244
                                                     --------------------------------------------------------------------   --------
-----
   EXPENSES:
    Management fees................................        891,828
    Custodian fees.................................         50,200
    Service fees, Class B..........................          3,748
    Reports to investors...........................         23,373
    Auditing fees..................................         10,703
    Legal fees.....................................          6,989
    Trustees' fees.................................          1,041
    Interest expense...............................         10,934
    Amortization of organizational expenses........            --
    Other expenses.................................          2,961
                                                     --------------------------------------------------------------------   --------
-----
        Total expenses before reimbursement and
          custody credits..........................      1,001,777
        Expenses reimbursed by the advisor.........            --
        Custody credits earned on cash balances....            (50)
                                                     --------------------------------------------------------------------   --------
-----
   Net investment income (loss)....................       (409,483)
                                                     --------------------------------------------------------------------   --------
-----
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (34,309,220)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................            --
    Net realized gain (loss) on futures and options
      contracts....................................         60,473
    Change in unrealized appreciation
      (depreciation) on investments................    (19,273,034)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......            --
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................            --
                                                     --------------------------------------------------------------------   --------
-----
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (53,521,781)
                                                     --------------------------------------------------------------------   --------
-----
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $ (53,931,264)
                                                     --------------------------------------------------------------------   --------
-----
                                                     --------------------------------------------------------------------   --------
-----
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $       4,538
                                                     --------------------------------------------------------------------   --------
-----
                                                     --------------------------------------------------------------------   --------
-----
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $         --
                                                     --------------------------------------------------------------------   --------
-----
                                                     --------------------------------------------------------------------   --------
-----

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2002 (UNAUDITED)

                                                                                   INTERNATIONAL                  INTERNATIONAL
                                                        GROWTH         MARSICO      GROWTH AND        GLOBAL       DIVERSIFIED
                                                     OPPORTUNITIES     GROWTH         INCOME         EQUITIES       EQUITIES
   ----------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $     34,536    $    65,750   $    105,996    $     18,172   $    200,072
    Dividends......................................        20,185         94,433      4,146,619       2,314,733      3,363,121
                                                     --------------------------------------------------------------------------
        Total income*..............................        54,721        160,183      4,252,615       2,332,905      3,563,193
                                                     --------------------------------------------------------------------------
   EXPENSES:
    Management fees................................       110,304        149,663      1,354,422       1,398,688      1,368,518
    Custodian fees.................................        31,214         30,407        242,950         268,047        287,121
    Service fees, Class B..........................         1,740          5,858          6,322           4,920          5,662
    Reports to investors...........................         2,252          2,490         26,700          32,933         25,319
    Auditing fees..................................        11,030          7,682         13,894          14,064         13,928
    Legal fees.....................................         2,443          1,844          5,893           7,962          7,792
    Trustees' fees.................................            34             34            996           1,539          1,075
    Interest expense...............................           467            --          32,559          65,713         45,293
    Amortization of organizational expenses........           --             --             453             --             --
    Other expenses.................................           793            748          1,757           2,068          1,346
                                                     --------------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................       160,277        198,726      1,685,946       1,795,934      1,756,054
        Expenses reimbursed by the advisor.........       (10,834)       (16,598)           --              --             --
        Custody credits earned on cash balances....          (632)          (322)          (400)           (314)          (439)
                                                     --------------------------------------------------------------------------
    Net investment income (loss)...................       (94,090)       (21,623)     2,567,069         537,285      1,807,578
                                                     --------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (9,170,898)    (2,244,350)    (4,762,844)    (57,611,579)   (31,360,228)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................           --            (913)       121,168          (4,365)     1,803,497
    Net realized gain (loss) on futures and options
      contracts....................................           --             --             --              --      (8,463,552)
    Change in unrealized appreciation
      (depreciation) on investments................    (3,811,373)    (2,697,768)   (14,350,582)    (10,821,262)    17,932,171
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......           --           2,840         29,908          34,982      1,650,909
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................           --             --             --              --         981,094
                                                     --------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (12,982,271)    (4,940,191)   (18,962,350)    (68,402,224)   (17,456,109)
                                                     --------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(13,076,361)   $(4,961,814)  $(16,395,281)   $(67,864,939)  $(15,648,531)
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $        513    $     5,849   $    473,554    $    157,148   $    405,952
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $        --     $       --    $        --     $        --    $        --
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------


                                                       EMERGING
                                                       MARKETS       TECHNOLOGY
   ------------------------------------------------  ----------------------------
   INCOME:
    Interest.......................................  $     16,484   $      10,325
    Dividends......................................     1,126,209          12,168
                                                     --------------------------------------------------------------------------   --
--------------------------
        Total income*..............................     1,142,693          22,493
                                                     --------------------------------------------------------------------------   --
--------------------------
   EXPENSES:
    Management fees................................       592,148         191,343
    Custodian fees.................................        66,333          30,604
    Service fees, Class B..........................         1,529           2,375
    Reports to investors...........................         5,864           2,354
    Auditing fees..................................        14,888          11,064
    Legal fees.....................................         3,518           2,477
    Trustees' fees.................................           170              34
    Interest expense...............................         2,460             --
    Amortization of organizational expenses........           452             --
    Other expenses.................................           411             271
                                                     --------------------------------------------------------------------------   --
--------------------------
        Total expenses before reimbursement and
          custody credits..........................       687,773         240,522
        Expenses reimbursed by the advisor.........           --              --
        Custody credits earned on cash balances....          (183)            (22)
                                                     --------------------------------------------------------------------------   --
--------------------------
    Net investment income (loss)...................       455,103        (218,007)
                                                     --------------------------------------------------------------------------   --
--------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......     2,995,117     (11,565,099)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................      (105,295)            --
    Net realized gain (loss) on futures and options
      contracts....................................           --              --
    Change in unrealized appreciation
      (depreciation) on investments................   (10,211,091)     (6,599,922)
    Change in unrealized foreign exchange gain
      (loss) on other assets and liabilities.......       (11,028)            --
    Change in unrealized appreciation
      (depreciation) on futures and options
      contracts....................................           --              --
                                                     --------------------------------------------------------------------------   --
--------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (7,332,297)    (18,165,021)
                                                     --------------------------------------------------------------------------   --
--------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $ (6,877,194)  $ (18,383,028)
                                                     --------------------------------------------------------------------------   --
--------------------------
                                                     --------------------------------------------------------------------------   --
--------------------------
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $    156,830   $         388
                                                     --------------------------------------------------------------------------   --
--------------------------
                                                     --------------------------------------------------------------------------   --
--------------------------
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $     52,238   $         --
                                                     --------------------------------------------------------------------------   --
--------------------------
                                                     --------------------------------------------------------------------------   --
--------------------------

    See Notes to Financial Statements.

---------------------
    188

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE SIX MONTHS ENDED JULY 31, 2002 (UNAUDITED)

                                                      CASH        CORPORATE        GLOBAL       HIGH-YIELD     WORLDWIDE
                                                   MANAGEMENT        BOND           BOND           BOND       HIGH INCOME
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  5,094,760   $ 10,327,855   $  2,901,021   $ 11,700,730   $  4,525,127
   Net realized gain (loss) on investments......        35,121     (5,176,459)       (46,207)   (15,755,944)    (4,743,254)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --             --      (9,642,777)           --        (415,000)
   Net realized gain (loss) on futures and
    options contracts...........................           --             --      (1,149,340)           --          68,509
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......      (677,084)    (6,516,819)    10,952,278    (23,905,268)    (7,594,164)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......           --             --        (872,249)            11       (101,748)
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --             --        (777,969)           --        (111,930)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     4,452,797     (1,365,423)     1,364,757    (27,960,471)    (8,372,460)
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................           --             --             --             --             --
   Dividends from net investment income --
    Class B.....................................           --             --             --             --             --
   Distribution from net realized gain on
    investments -- Class A......................           --             --             --             --             --
   Distribution from net realized gain on
    investments -- Class B......................           --             --             --             --             --
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................           --             --             --             --             --
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    36,619,570     21,474,094     (6,464,311)   (37,623,487)    (9,965,453)
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    41,072,367     20,108,671     (5,099,554)   (65,583,958)   (18,337,913)
   NET ASSETS:
   Beginning of period..........................  $622,833,223   $269,442,680   $148,429,308   $260,630,266   $ 94,627,399
                                                  ------------------------------------------------------------------------
   End of period................................  $663,905,590   $289,551,351   $143,329,754   $195,046,308   $ 76,289,486
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $ 27,813,315   $ 28,162,715   $  3,252,193   $ 44,555,360   $ 15,525,415
                                                  ========================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $   4,359,795
   Net realized gain (loss) on investments......    (37,380,406)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --
   Net realized gain (loss) on futures and
    options contracts...........................            --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......    (15,939,480)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......            --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................    (48,960,091)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................            --
   Dividends from net investment income --
    Class B.....................................            --
   Distribution from net realized gain on
    investments -- Class A......................            --
   Distribution from net realized gain on
    investments -- Class B......................            --
                                                  -------------
   Total dividends and distributions to
    shareholders................................            --
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    (49,437,089)
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (98,397,180)
   NET ASSETS:
   Beginning of period..........................  $ 477,287,493
                                                  -------------
   End of period................................  $ 378,890,313
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $  14,510,642
                                                  =============

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2002 (UNAUDITED)

                                                   MFS TOTAL        ASSET         TELECOM        EQUITY         EQUITY
                                                     RETURN       ALLOCATION      UTILITY        INCOME         INDEX
   ----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  7,929,660   $  9,171,417   $  1,755,007   $    77,688   $    221,703
   Net realized gain (loss) on investments......    (7,565,582)    (3,828,851)   (13,740,078)      115,771     (2,226,393)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        40,376           (193)             6           --            (813)
   Net realized gain (loss) on futures and
    options contracts...........................           --             --             --            --        (120,978)
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......   (35,485,201)   (47,599,520)    (3,855,398)   (1,224,524)    (7,706,633)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......        12,131              5            --            --             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --             --             --            --         107,983
                                                  -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (35,068,616)   (42,257,142)   (15,840,463)   (1,031,065)    (9,725,131)
                                                  -----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................           --             --             --            --             --
   Dividends from net investment income --
    Class B.....................................           --             --             --            --             --
   Distribution from net realized gain on
    investments -- Class A......................           --             --             --            --             --
   Distribution from net realized gain on
    investments -- Class B......................           --             --             --            --             --
                                                  -----------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................           --             --             --            --             --
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........   101,751,969    (43,870,040)   (11,248,521)      (74,620)      (947,838)
                                                  -----------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    66,683,353    (86,127,182)   (27,088,984)   (1,105,685)   (10,672,969)
   NET ASSETS:
   Beginning of period..........................  $489,615,283   $558,314,138   $ 86,186,588   $ 8,060,002   $ 51,433,912
                                                  -----------------------------------------------------------------------
   End of period................................  $556,298,636   $472,186,956   $ 59,097,604   $ 6,954,317   $ 40,760,943
                                                  =======================================================================

   ---------------
   Undistributed net investment income (loss)...  $ 19,436,952   $ 27,353,330   $  7,963,329   $   231,841   $    648,753
                                                  =======================================================================


                                                   GROWTH-INCOME
   ---------------------------------------------  ---------------
   OPERATIONS:
   Net investment income (loss).................  $     4,829,881
   Net realized gain (loss) on investments......      (63,972,238)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --
   Net realized gain (loss) on futures and
    options contracts...........................       (7,184,606)
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......     (153,001,835)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......              --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................       (7,579,000)
                                                  ---------------
   Net increase (decrease) in net assets
    resulting from operations...................     (226,907,798)
                                                  ---------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................              --
   Dividends from net investment income --
    Class B.....................................              --
   Distribution from net realized gain on
    investments -- Class A......................              --
   Distribution from net realized gain on
    investments -- Class B......................              --
                                                  ---------------
   Total dividends and distributions to
    shareholders................................              --
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........     (147,963,721)
                                                  ---------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     (374,871,519)
   NET ASSETS:
   Beginning of period..........................  $ 1,465,177,397
                                                  ---------------
   End of period................................  $ 1,090,305,878
                                                  ===============
   ---------------
   Undistributed net investment income (loss)...  $    14,708,955
                                                  ===============

    See Notes to Financial Statements.

---------------------
    190

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2002 (UNAUDITED)

                                                                     DAVIS                                          GOLDMAN
                                                   FEDERATED        VENTURE        "DOGS" OF        ALLIANCE         SACHS
                                                     VALUE           VALUE        WALL STREET        GROWTH        RESEARCH
   --------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  1,615,999   $    7,327,201   $  1,520,381   $      717,807   $   (41,295)
   Net realized gain (loss) on investments......    (3,679,354)     (61,043,836)    (2,522,063)    (250,979,801)   (6,583,015)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --               385            --               --            --
   Net realized gain (loss) on futures and
    options contracts...........................           --               --             --               --        (86,605)
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......   (40,485,563)    (242,950,252)    (8,384,366)    (166,556,372)   (1,926,926)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......           --               --             --               --            --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --               --             --               --         13,631
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (42,548,918)    (296,666,502)    (9,386,048)    (416,818,366)   (8,624,210)
                                                  ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................           --               --             --               --            --
   Dividends from net investment income --
    Class B.....................................           --               --             --               --            --
   Distribution from net realized gain on
    investments --  Class A.....................           --               --             --               --            --
   Distribution from net realized gain on
    investments -- Class B......................           --               --             --               --            --
                                                  ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................           --               --             --               --            --
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    (5,586,311)    (168,942,223)    24,807,841     (234,958,610)    1,048,514
                                                  ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   (48,135,229)    (465,608,725)    15,421,793     (651,776,976)   (7,575,696)
   NET ASSETS:
   Beginning of period..........................  $277,556,050   $2,356,876,055   $115,637,272   $1,949,033,178   $30,430,261
                                                  ---------------------------------------------------------------------------
   End of period................................  $229,420,821   $1,891,267,330   $131,059,065   $1,297,256,202   $22,854,565
                                                  ===========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  4,273,696   $   19,634,020   $  3,820,331   $    4,438,956   $   (41,295)
                                                  ===========================================================================

                                                       MFS
                                                   GROWTH AND
                                                     INCOME
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $     938,842
   Net realized gain (loss) on investments......    (25,022,757)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................         38,398
   Net realized gain (loss) on futures and
    options contracts...........................            --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......    (31,721,410)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......         14,398
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................    (55,752,529)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................            --
   Dividends from net investment income --
    Class B.....................................            --
   Distribution from net realized gain on
    investments --  Class A.....................            --
   Distribution from net realized gain on
    investments -- Class B......................            --
                                                  -------------
   Total dividends and distributions to
    shareholders................................            --
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    (20,373,473)
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (76,126,002)
   NET ASSETS:
   Beginning of period..........................  $ 329,077,292
                                                  -------------
   End of period................................  $ 252,951,290
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   3,138,691
                                                  =============

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2002 (UNAUDITED)

                                                                                                 SMALL           MFS
                                                     PUTNAM        BLUE CHIP        REAL        COMPANY        MID-CAP
                                                     GROWTH         GROWTH         ESTATE        VALUE         GROWTH
   ----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $     249,050   $    12,052   $  2,335,496   $  (14,954)  $    (752,217)
   Net realized gain (loss) on investments......    (67,403,248)   (3,356,792)     2,143,271      158,515    (130,187,603)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --            --             --           --             (117)
   Net realized gain (loss) on futures and
    options contracts...........................            --            --             --           --              --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......    (24,315,005)   (4,467,543)       810,842     (978,069)     13,615,304
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......            --            --             --           --                8
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --            --             --           --              --
                                                  -----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    (91,469,203)   (7,812,283)     5,289,609     (834,508)   (117,324,625)
                                                  -----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................            --            --             --           --              --
   Dividends from net investment income --
    Class B.....................................            --            --             --           --              --
   Distribution from net realized gain on
    investments -- Class A......................            --            --             --           --              --
   Distribution from net realized gain on
    investments -- Class B......................            --            --             --           --              --
                                                  -----------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................            --            --             --           --              --
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    (61,697,674)    1,140,039     27,733,915      752,407     (15,908,279)
                                                  -----------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   (153,166,877)   (6,672,244)    33,023,524      (82,101)   (133,232,904)
   NET ASSETS:
   Beginning of period..........................  $ 490,707,131   $31,966,301   $ 87,520,071   $6,056,463   $ 291,441,980
                                                  -----------------------------------------------------------------------
   End of period................................  $ 337,540,254   $25,294,057   $120,543,595   $5,974,362   $ 158,209,076
                                                  =======================================================================

   ---------------
   Undistributed net investment income (loss)...  $     875,305   $    87,709   $  5,278,308   $  (14,089)  $    (752,241)
                                                  =======================================================================


                                                   AGGRESSIVE
                                                     GROWTH
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $    (409,483)
   Net realized gain (loss) on investments......    (34,309,220)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --
   Net realized gain (loss) on futures and
    options contracts...........................         60,473
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......    (19,273,034)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......            --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................    (53,931,264)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................            --
   Dividends from net investment income --
    Class B.....................................            --
   Distribution from net realized gain on
    investments -- Class A......................            --
   Distribution from net realized gain on
    investments -- Class B......................            --
                                                  -------------
   Total dividends and distributions to
    shareholders................................            --
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    (40,954,935)
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (94,886,199)
   NET ASSETS:
   Beginning of period..........................  $ 295,989,043
                                                  -------------
   End of period................................  $ 201,102,844
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $     217,552
                                                  =============

    See Notes to Financial Statements.

---------------------
    192

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2002 (UNAUDITED)

                                                                             INTERNATIONAL                   INTERNATIONAL
                                                  GROWTH         MARSICO      GROWTH AND        GLOBAL        DIVERSIFIED
                                               OPPORTUNITIES     GROWTH         INCOME         EQUITIES        EQUITIES
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)..............  $    (94,090)   $   (21,623)  $  2,567,069    $     537,285   $  1,807,578
   Net realized gain (loss) on investments...    (9,170,898)    (2,244,350)    (4,762,844)     (57,611,579)   (31,360,228)
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........           --            (913)       121,168           (4,365)     1,803,497
   Net realized gain (loss) on futures and
    options contracts........................           --             --             --               --      (8,463,552)
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)...    (3,811,373)    (2,697,768)   (14,350,582)     (10,821,262)    17,932,171
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities...           --           2,840         29,908           34,982      1,650,909
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts................................           --             --             --               --         981,094
                                               ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations................   (13,076,361)    (4,961,814)   (16,395,281)     (67,864,939)   (15,648,531)
                                               ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment
    income -- Class A........................           --             --             --               --             --
   Dividends from net investment
    income -- Class B........................           --             --             --               --             --
   Distribution from net realized gain on
    investments -- Class A...................           --             --             --               --             --
   Distribution from net realized gain on
    investments -- Class B...................           --             --             --               --             --
                                               ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders.............................           --             --             --               --             --
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................    (6,247,905)    31,810,402     (4,977,330)     (50,604,359)   (19,876,728)
                                               ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...   (19,324,266)    26,848,588    (21,372,611)    (118,469,298)   (35,525,259)
   NET ASSETS:
   Beginning of period.......................  $ 35,259,805    $18,828,869   $294,048,378    $ 413,187,910   $315,084,059
                                               ---------------------------------------------------------------------------
   End of period.............................  $ 15,935,539    $45,677,457   $272,675,767    $ 294,718,612   $279,558,800
                                               ===========================================================================

   ---------------
   Undistributed net investment income
    (loss)...................................  $    (94,090)   $   (19,349)  $  3,875,409    $     466,093   $  1,933,096
                                               ===========================================================================


                                                 EMERGING
                                                 MARKETS       TECHNOLOGY
   ------------------------------------------  ----------------------------
   OPERATIONS:
   Net investment income (loss)..............  $    455,103   $    (218,007)
   Net realized gain (loss) on investments...     2,995,117     (11,565,099)
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........      (105,295)            --
   Net realized gain (loss) on futures and
    options contracts........................           --              --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)...   (10,211,091)     (6,599,922)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities...       (11,028)            --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts................................           --              --
                                               ----------------------------
   Net increase (decrease) in net assets
    resulting from operations................    (6,877,194)    (18,383,028)
                                               ----------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment
    income -- Class A........................           --              --
   Dividends from net investment
    income -- Class B........................           --              --
   Distribution from net realized gain on
    investments -- Class A...................           --              --
   Distribution from net realized gain on
    investments -- Class B...................           --              --
                                               ----------------------------
   Total dividends and distributions to
    shareholders.............................           --              --
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................     4,276,784      (3,304,738)
                                               ----------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...    (2,600,410)    (21,687,766)
   NET ASSETS:
   Beginning of period.......................  $ 83,341,245   $  42,468,402
                                               ----------------------------
   End of period.............................  $ 80,740,835   $  20,780,636
                                               ============================
   ---------------
   Undistributed net investment income
    (loss)...................................  $    258,804   $    (218,007)
                                               ============================

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                      CASH        CORPORATE        GLOBAL       HIGH-YIELD     WORLDWIDE
                                                   MANAGEMENT        BOND           BOND           BOND       HIGH INCOME
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $ 22,728,765   $ 17,853,042   $  5,585,768   $ 32,926,772   $ 11,207,707
   Net realized gain (loss) on investments......       (13,122)    (3,438,874)    (2,468,726)   (84,607,811)    (3,414,352)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --             --       8,769,812          6,302         13,455
   Net realized gain (loss) on futures and
    options contracts...........................           --             --      (1,145,316)           --         172,978
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......       181,130     (2,528,670)    (4,421,158)    22,525,514    (18,402,163)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......           --             --        (569,603)           --         216,693
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --             --          16,430            --         (46,140)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    22,896,773     11,885,498      5,767,207    (29,149,223)   (10,251,822)
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................   (28,797,299)   (14,689,049)   (13,071,475)   (32,212,494)   (12,567,509)
   Dividends from net investment income --
    Class B.....................................      (227,701)      (130,951)       (53,525)      (122,506)       (22,491)
   Distributions from net realized gain on
    investments -- Class A......................           --             --             --             --             --
   Distributions from net realized gain on
    investments -- Class B......................           --             --             --             --             --
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholder.................................   (29,025,000)   (14,820,000)   (13,125,000)   (32,335,000)   (12,590,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........   224,956,844     73,042,756     16,259,382     22,580,850        233,282
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   218,828,617     70,108,254      8,901,589    (38,903,373)   (22,608,540)
   NET ASSETS:
   Beginning of period..........................  $404,004,606   $199,334,426   $139,527,719   $299,533,639   $117,235,939
                                                  ------------------------------------------------------------------------
   End of period................................  $622,833,223   $269,442,680   $148,429,308   $260,630,266   $ 94,627,399
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $ 22,718,555   $ 17,834,860   $    351,172   $ 32,854,630   $ 11,000,288
                                                  ========================================================================


                                                   SUNAMERICA
                                                    BALANCED
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $  10,160,984
   Net realized gain (loss) on investments......    (60,564,721)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --
   Net realized gain (loss) on futures and
    options contracts...........................            --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......    (42,067,872)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......            --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................    (92,471,609)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................    (10,611,865)
   Dividends from net investment income --
    Class B.....................................        (33,135)
   Distributions from net realized gain on
    investments -- Class A......................    (15,490,762)
   Distributions from net realized gain on
    investments -- Class B......................        (49,238)
                                                  -------------
   Total dividends and distributions to
    shareholder.................................   ( 26,185,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........     20,905,416
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (97,751,193)
   NET ASSETS:
   Beginning of period..........................  $ 575,038,686
                                                  -------------
   End of period................................  $ 477,287,493
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $  10,150,847
                                                  =============

    See Notes to Financial Statements.

---------------------
    194

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                   MFS TOTAL        ASSET         TELECOM        EQUITY        EQUITY
                                                     RETURN       ALLOCATION      UTILITY        INCOME        INDEX
   ---------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $ 11,414,201   $ 17,955,502   $  6,213,596   $  150,982   $    433,929
   Net realized gain (loss) on investments......     6,194,846    (19,845,946)   (17,085,347)      61,442       (278,281)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (5,542)       (88,517)          (591)         --             --
   Net realized gain (loss) on futures and
    options
    contracts...................................           --      (3,705,460)        79,925          --         (46,110)
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......   (17,322,412)   (36,037,077)    (7,104,709)    (676,228)   (10,634,206)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......        (8,627)       340,584            --           --             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --        (840,103)           --           --          (7,506)
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................       272,466    (42,221,017)   (17,897,126)    (463,804)   (10,532,174)
                                                  ----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................    (8,225,687)   (19,304,139)    (3,293,338)    (135,000)     ( 420,000)
   Dividends from net investment income --
    Class B.....................................       (59,313)       (21,861)       (18,662)         --             --
   Distributions from net realized gain on
    investments -- Class A......................   (13,590,055)   (12,855,274)           --           --        (455,000)
   Distributions from net realized gain on
    investments -- Class B......................       (99,945)       (14,726)           --           --             --
                                                  ----------------------------------------------------------------------
   Total dividends and distributions to
    shareholder.................................   (21,975,000)   (32,196,000)    (3,312,000)    (135,000)     ( 875,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........   208,040,282    (20,578,487)    (5,286,509)     344,188       (945,167)
                                                  ----------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   186,337,748    (94,995,504)   (26,495,635)    (254,616)   (12,352,341)
   NET ASSETS:
   Beginning of period..........................  $303,277,535   $653,309,642   $112,682,223   $8,314,618   $ 63,786,253
                                                  ----------------------------------------------------------------------
   End of period................................  $489,615,283   $558,314,138   $ 86,186,588   $8,060,002   $ 51,433,912
                                                  ======================================================================

   ---------------
   Undistributed net investment income (loss)...  $ 11,507,292   $ 18,181,913   $  6,208,322   $  154,153   $    427,050
                                                  ======================================================================


                                                   GROWTH-INCOME
   ---------------------------------------------  ---------------
   OPERATIONS:
   Net investment income (loss).................  $     9,896,595
   Net realized gain (loss) on investments......      (32,850,049)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --
   Net realized gain (loss) on futures and
    options
    contracts...................................      (21,068,040)
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......     (340,554,336)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......              --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................       (1,964,000)
                                                  ---------------
   Net increase (decrease) in net assets
    resulting from operations...................     (386,539,830)
                                                  ---------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................      (11,784,811)
   Dividends from net investment income --
    Class B.....................................          (27,189)
   Distributions from net realized gain on
    investments -- Class A......................      (79,731,566)
   Distributions from net realized gain on
    investments -- Class B......................         (193,434)
                                                  ---------------
   Total dividends and distributions to
    shareholder.................................      (91,737,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........       12,384,458
                                                  ---------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     (465,892,372)
   NET ASSETS:
   Beginning of period..........................  $ 1,931,069,769
                                                  ---------------
   End of period................................  $ 1,465,177,397
                                                  ===============
   ---------------
   Undistributed net investment income (loss)...  $     9,879,074
                                                  ===============

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                                     DAVIS                                          GOLDMAN
                                                   FEDERATED        VENTURE        "DOGS" OF        ALLIANCE         SACHS
                                                     VALUE           VALUE        WALL STREET        GROWTH         RESEARCH
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  2,671,498   $   12,121,323   $  2,302,944   $    3,738,814   $   (179,255)
   Net realized gain (loss) on investments......   (12,072,366)     (42,410,477)     2,927,158     (507,479,468)   (10,613,158)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................           --               --             --               --             --
   Net realized gain (loss) on futures and
    options
    contracts...................................           --               --             --               --         (42,483)
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......   (10,925,320)    (420,661,631)     1,058,259     (146,519,316)    (3,464,381)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......           --               --             --               --             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................           --                              --               --           8,951
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (20,326,188)    (450,950,785)     6,288,361     (650,259,970)   (14,290,326)
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................    (3,390,537)     (12,160,912)    (2,352,295)             --             --
   Dividends from net investment income --
    Class B.....................................       (19,463)         (34,088)       (17,705)             --             --
   Distributions from net realized gain on
    investments -- Class A......................    (6,469,740)    (382,510,498)           --      (201,532,428)           --
   Distributions from net realized gain on
    investments -- Class B......................       (38,260)      (1,159,502)           --          (462,572)           --
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (9,918,000)    (395,865,000)    (2,370,000)    (201,995,000)          --
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    76,084,549      395,646,471     19,649,263       (8,809,702)     4,817,762
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    45,840,361     (451,169,314)    23,567,624     (861,064,672)    (9,472,564)
   NET ASSETS:
   Beginning of period..........................  $231,715,689   $2,808,045,369   $ 92,069,648   $2,810,097,850   $ 39,902,825
                                                  ----------------------------------------------------------------------------
   End of period................................  $277,556,050   $2,356,876,055   $115,637,272   $1,949,033,178   $ 30,430,261
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $  2,657,697   $   12,306,819   $  2,299,950   $    3,721,149   $        --
                                                  ============================================================================

                                                       MFS
                                                   GROWTH AND
                                                     INCOME
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $   2,237,830
   Net realized gain (loss) on investments......    (47,290,459)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (20,221)
   Net realized gain (loss) on futures and
    options
    contracts...................................            --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......    (21,292,567)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......         (6,959)
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................    (66,372,376)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................     (1,994,785)
   Dividends from net investment income --
    Class B.....................................        (10,215)
   Distributions from net realized gain on
    investments -- Class A......................    (15,216,824)
   Distributions from net realized gain on
    investments -- Class B......................        (83,176)
                                                  -------------
   Total dividends and distributions to
    shareholders................................    (17,305,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........     43,237,100
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (40,440,276)
   NET ASSETS:
   Beginning of period..........................  $ 369,517,568
                                                  -------------
   End of period................................  $ 329,077,292
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   2,199,849
                                                  =============

    See Notes to Financial Statements.

---------------------
    196

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                                                                SMALL           MFS
                                                     PUTNAM        BLUE CHIP       REAL        COMPANY        MID-CAP
                                                     GROWTH         GROWTH        ESTATE        VALUE         GROWTH
   ---------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $     639,314   $    78,107   $ 2,947,182   $  (19,140)  $    (794,862)
   Net realized gain (loss) on investments......   (133,390,703)   (5,393,023)    2,205,770      410,492     (76,265,796)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --            --            --           --             (253)
   Net realized gain (loss) on futures and
    options
    contracts...................................            --            --            --           --              --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......    (54,284,922)     (223,510)     (774,846)     (90,073)    (72,649,044)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......            --            --            --           --              --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................            --            --            --           --              --
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (187,036,311)   (5,538,426)    4,378,106      301,279    (149,709,955)
                                                  ----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................            --        (15,838)   (2,687,712)         --              --
   Dividends from net investment income --
    Class B.....................................            --           (162)      (14,288)         --              --
   Distribution from net realized gain on
    investments -- Class A......................    (19,262,124)          --            --      (150,000)    (52,466,862)
   Distribution from net realized gain on
    investments -- Class B......................        (32,876)          --            --           --         (553,138)
                                                  ----------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (19,295,000)      (16,000)   (2,702,000)    (150,000)    (53,020,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    (35,904,287)   21,719,342     9,619,549    1,495,699     126,648,873
                                                  ----------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   (242,235,598)   16,164,916    11,295,655    1,646,978     (76,081,082)
   NET ASSETS:
   Beginning of period..........................  $ 732,942,729   $15,801,385   $76,224,416   $4,409,485   $ 367,523,062
                                                  ----------------------------------------------------------------------
   End of period................................  $ 490,707,131   $31,966,301   $87,520,071   $6,056,463   $ 291,441,980
                                                  ======================================================================

   ---------------
   Undistributed net investment income (loss)...  $     626,255   $    75,657   $ 2,942,812   $      865   $         (24)
                                                  ======================================================================


                                                    AGGRESSIVE
                                                      GROWTH
   ---------------------------------------------  --------------
   OPERATIONS:
   Net investment income (loss).................  $      728,045
   Net realized gain (loss) on investments......    (141,299,232)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --
   Net realized gain (loss) on futures and
    options
    contracts...................................     (20,191,100)
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)......       9,898,851
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities......             --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts...................................             --
                                                  --------------
   Net increase (decrease) in net assets
    resulting from operations...................    (150,863,436)
                                                  --------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment income --
    Class A.....................................      (1,346,435)
   Dividends from net investment income --
    Class B.....................................          (3,565)
   Distribution from net realized gain on
    investments -- Class A......................     (77,872,810)
   Distribution from net realized gain on
    investments -- Class B......................        (227,190)
                                                  --------------
   Total dividends and distributions to
    shareholders................................     (79,450,000)
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........      30,476,864
                                                  --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (199,836,572)
   NET ASSETS:
   Beginning of period..........................  $  495,825,615
                                                  --------------
   End of period................................  $  295,989,043
                                                  ==============
   ---------------
   Undistributed net investment income (loss)...  $      627,035
                                                  ==============

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2002

                                                                              INTERNATIONAL                   INTERNATIONAL
                                                  GROWTH         MARSICO       GROWTH AND        GLOBAL        DIVERSIFIED
                                               OPPORTUNITIES      GROWTH         INCOME         EQUITIES        EQUITIES
   ------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)..............  $    (61,878)   $      8,084   $  2,465,853    $     691,136   $   2,801,972
   Net realized gain (loss) on investments...   (11,125,247)     (2,041,923)   (55,040,743)     (99,558,682)    (22,260,803)
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........           --           (2,920)    (1,780,382)        (594,195)     (3,795,474)
   Net realized gain (loss) on futures and
    options contracts........................           --              --             --               --       (3,142,627)
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)...       783,783       1,169,406    (20,438,756)     (66,810,649)    (58,539,155)
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities...           --             (233)       264,065          (62,162)       (430,502)
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts................................           --              --             --               --         (213,271)
                                               ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations................   (10,403,342)       (867,586)   (74,529,963)    (166,334,552)    (85,579,860)
                                               ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment
    income -- Class A........................        (2,450)         (4,810)      (935,674)        (439,361)            --
   Dividends from net investment
    income -- Class B........................           (50)           (190)        (4,326)            (639)            --
   Distributions from net realized gain on
    investments -- Class A...................           --          (21,940)   (13,220,372)     (73,128,289)    (25,231,939)
   Distributions from net realized gain on
    investments -- Class B...................           --           (3,060)       (69,628)        (173,711)        (43,061)
                                               ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders.............................        (2,500)        (30,000)   (14,230,000)     (73,742,000)    (25,275,000)
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................    16,829,399      14,130,839     40,694,609        3,197,396     (16,070,012)
                                               ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...     6,423,557      13,233,253    (48,065,354)    (236,879,156)   (126,924,872)
   NET ASSETS:
   Beginning of period.......................  $ 28,836,248    $  5,595,616   $342,113,732    $ 650,067,066   $ 442,008,931
                                               ----------------------------------------------------------------------------
   End of period.............................  $ 35,259,805    $ 18,828,869   $294,048,378    $ 413,187,910   $ 315,084,059
                                               ============================================================================

   ---------------
   Undistributed net investment income
    (loss)...................................  $        --     $      2,274   $  1,308,340    $     (71,192)  $     125,518
                                               ============================================================================


                                                 EMERGING
                                                 MARKETS       TECHNOLOGY
   ------------------------------------------  ----------------------------
   OPERATIONS:
   Net investment income (loss)..............  $    386,530   $    (500,731)
   Net realized gain (loss) on investments...   (22,465,433)    (33,329,736)
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........      (519,709)            --
   Net realized gain (loss) on futures and
    options contracts........................           --              --
   Change in unrealized appreciation
    (depreciation) on investments (Note 4)...    10,304,732       1,810,198
   Change in unrealized foreign exchange gain
    (loss) on other assets and liabilities...       (99,671)            --
   Change in unrealized appreciation
    (depreciation) on futures and options
    contracts................................           --              --
                                               ----------------------------
   Net increase (decrease) in net assets
    resulting from operations................   (12,393,551)    (32,020,269)
                                               ----------------------------
   DIVIDENDS AND DISTRIBUTIONS PAID TO
    SHAREHOLDERS:
   Dividends from net investment
    income -- Class A........................      (205,514)            --
   Dividends from net investment
    income -- Class B........................          (486)            --
   Distributions from net realized gain on
    investments -- Class A...................      (897,572)            --
   Distributions from net realized gain on
    investments -- Class B...................        (2,428)            --
                                               ----------------------------
   Total dividends and distributions to
    shareholders.............................    (1,106,000)            --
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................       333,362      18,165,820
                                               ----------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...   (13,166,189)    (13,854,449)
   NET ASSETS:
   Beginning of period.......................  $ 96,507,434   $  56,322,851
                                               ----------------------------
   End of period.............................  $ 83,341,245   $  42,468,402
                                               ============================
   ---------------
   Undistributed net investment income
    (loss)...................................  $   (196,299)  $         --
                                               ============================

    See Notes to Financial Statements.

---------------------
    198

---------------------

    SUNAMERICA SERIES TRUST
    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

   1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: SunAmerica Series Trust ("the Trust"), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life Policies. Shares of the Trust are held by separate accounts of Anchor National Life Insurance Company, an Arizona corporation, First SunAmerica Life Insurance Company, a New York corporation, AIG Life Insurance Company, a Delaware corporation and American Life Assurance Company of New York, a New York corporation. Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are wholly-owned subsidiaries of SunAmerica Life Insurance Company, an Arizona corporation, which is a wholly-owned subsidiary of SunAmerica Inc., a Delaware corporation, which in turn is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG Life Insurance Company and American International Life Assurance Company of New York are also wholly-owned subsidiaries of AIG. The life insurance companies listed above are collectively referred to as the "Life Companies."

     The Trust issues separate series of shares ("the Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Trustees may establish additional series in the future. All shares may be purchased or redeemed at net asset value without any sales or redemption charge.

   Effective July 9, 2001, shares of beneficial interest in each Portfolio of the Trust were divided into two classes of shares, Class A and Class B. All shares issued prior to such date have been redesignated as Class A shares. Class A shares of each Portfolio are offered only in connection with certain variable contracts. Class B shares of a given Portfolio are identical in all respects to Class A shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class B shares are subject to 12B-1 service fees, while Class A shares are not; and
   (iii) Class B shares have voting rights on matters that pertain to the Rule 12B-1 plan (service fees) adopted with respect to Class B shares. The Board of Trustees may establish additional portfolios or classes in the future.

   The investment objectives for the portfolios included in this report are as follows:

   The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

   The CORPORATE BOND PORTFOLIO seeks high total return with only moderate price risk by investing, under normal circumstances, at least 80% of net assets in fixed income securities, but invests primarily in investment grade fixed income securities; and may invest up to 35% in fixed income securities rated below investment grade.

   The GLOBAL BOND PORTFOLIO seeks high total return, emphasizing current income and, to a lesser extent, capital appreciation, by investing, under normal circumstances, at least 80% of net assets in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies.

   The HIGH-YIELD BOND PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing, under normal circumstances, at least 80% of net assets in intermediate and long-term corporate obligations, emphasizing high-yield, high-risk fixed income securities (junk bonds) with a primary focus on "B" rated high-yield bonds.

   The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing, under normal circumstances, at least 80% of net assets in high income securities of issuers located throughout the world.

   The SUNAMERICA BALANCED PORTFOLIO seeks conservation of principal and capital appreciation by maintaining at all times a balanced portfolio of stocks and bonds, with at least 25% invested in fixed income securities.

   The MFS TOTAL RETURN PORTFOLIO seeks reasonable current income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed income securities, with an emphasis on income-producing securities that appear to have some potential for capital enhancement.

   The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with long-term preservation of capital by investing in a diversified portfolio that may include common stocks and other securities with common stock characteristics, bonds and other intermediate and long-term fixed income securities and money market instruments.

   The TELECOM UTILITY PORTFOLIO seeks high current income and moderate capital appreciation by investing, under normal circumstances, at least 80% of net assets in equity and debt securities of utility companies.

                                                           ---------------------

   The EQUITY INCOME PORTFOLIO seeks long-term capital appreciation and income by investing primarily in equity securities of companies which the subadvisor believes are characterized by the ability to pay above-average dividends, the ability to finance expected growth and strong management.

   The EQUITY INDEX PORTFOLIO seeks investment results that correspond with the performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R)") by investing, under normal circumstances, at least 80% of net assets in common stocks included in the S&P 500(R).

   The GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities that demonstrate the potential for appreciation and/or dividends.

   The FEDERATED VALUE PORTFOLIO seeks growth of capital and income by investing primarily in the securities of high quality companies.

   The DAVIS VENTURE VALUE PORTFOLIO seeks growth of capital by investing primarily in common stocks of companies with market capitalizations of at least $5 billion.

   The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) by investing in 30 high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market.

   The ALLIANCE GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings.

   The GOLDMAN SACHS RESEARCH PORTFOLIO seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in U.S. equity securities, including securities of foreign issuers that are traded in the U.S. Under normal circumstances, the Portfolio will only purchase equity securities that are included in the Goldman Sachs Global Investment Research Division's U.S. Select List and will sell securities that have been removed from the U.S. Select List.

   The MFS GROWTH AND INCOME PORTFOLIO seeks reasonable current income and long-term growth of capital and income by investing primarily in equity securities.

   The PUTNAM GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics that its Subadvisor believes have above-average growth prospects.

   The BLUE CHIP GROWTH PORTFOLIO seeks capital appreciation by investing, under normal circumstances, at least 80% of net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

   The REAL ESTATE PORTFOLIO seeks total return through a combination of growth and income by investing, under normal circumstances, at least 80% of net assets in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments.

   The SMALL COMPANY VALUE PORTFOLIO seeks capital appreciation by investing, under normal circumstances, at least 80% of net assets in a broadly diversified portfolio of equity securities of small companies generally with market capitalizations ranging from approximately $39 million to $2.9 billion.

   The MFS MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing, under normal circumstances, at least 80% of net assets in equity securities of medium-sized companies that its Subadvisor believes have above-average growth potential.

   The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation by investing primarily in equity securities of high growth companies including small to medium sized growth companies with market capitalizations of $1.5 billion to $15 billion.

   The GROWTH OPPORTUNITIES PORTFOLIO seeks capital appreciation by investing primarily in common stocks that demonstrate the potential for capital appreciation, issued generally by mid-cap companies.

   The MARSICO GROWTH PORTFOLIO seeks long-term growth of capital by investing under normal circumstances at least 65% in equity securities of large companies with a general core position of 20 to 30 common stocks.

   The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital and, secondarily, current income by investing primarily in common stocks traded on markets outside the U.S.

   The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers, demonstrating the potential for appreciation and engaging in transactions in foreign currencies. Under normal circumstances, at least 80% of net assets will be invested in equity securities.

   The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing (in accordance with country and sector weightings determined by its Subadvisor) in securities of foreign issuers that, in the aggregate, replicate broad country and sector indices. Under normal circumstances, at least 80% of net assets will be invested in equity securities.

   The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of net assets in common stocks and other equity securities of companies that its subadvisor believes have above-average growth prospects primarily in emerging markets outside the U.S.

---------------------
    200

   The TECHNOLOGY PORTFOLIO seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the Subadvisor believes are positioned to benefit from involvement in technology and technology-related industries worldwide.

   2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

     SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States of America are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

     FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

     The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

     Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

     SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As is customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Loan agreements are recorded on settlement date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions are recorded on the ex-dividend date. The Trust amortizes all premiums and accretes all discounts on fixed income securities; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

     Net investment income, other than class specific expenses and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for current capital shares activity of the respective class).

     Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

     Dividends from net investment income and capital gain distributions, if any, are paid annually.

     The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

                                                           ---------------------
   reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income (loss), net realized gain (loss), and net assets are not affected.

   For the period ended January 31, 2002, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                                ACCUMULATED              ACCUMULATED
                                                             UNDISTRIBUTED NET        UNDISTRIBUTED NET       CAPITAL
PORTFOLIO                                                 INVESTMENT INCOME (LOSS)   REALIZED GAIN (LOSS)     PAID-IN
---------                                                    --------------------------------------------------------

Cash Management.........................................        $        --               $       --        $         --
Corporate Bond..........................................            (32,798)                  32,798                  --
Global Bond.............................................            888,722                 (888,722)                 --
High-Yield Bond.........................................              6,302                   (6,302)                 --
Worldwide High Income...................................            (26,473)                  26,473                  --
SunAmerica Balanced.....................................             (5,120)                   5,120                  --
MFS Total Return........................................             95,260                  (95,260)                 --
Asset Allocation........................................            267,666                 (267,666)                 --
Telecom Utility.........................................             (4,097)                   4,097                  --
Equity Income...........................................             (3,168)                   3,168                  --
Equity Index............................................             (3,414)                   3,414                  --
Growth-Income...........................................            (14,071)                  14,071                  --
Federated Value.........................................            (10,524)                  10,524                  --
Davis Venture Value.....................................            186,833                   19,584            (206,417)
"Dogs" of Wall Street...................................              1,179                       --              (1,179)
Alliance Growth.........................................            (17,665)                  41,597             (23,932)
Goldman Sachs Research..................................            179,255                       --            (179,255)
MFS Growth and Income...................................            (47,158)                  47,158                  --
Putnam Growth...........................................            (13,059)                  13,059                  --
Blue Chip Growth........................................                 --                       --                  --
Real Estate.............................................                 --                       --                  --
Small Company Value.....................................             20,459                  (20,459)                 --
MFS Mid-Cap Growth......................................            794,838                   12,495            (807,333)
Aggressive Growth.......................................            (99,667)                  99,667                  --
Growth Opportunities....................................             62,633                       --             (62,633)
Marsico Growth..........................................             (4,391)                   4,391                  --
International Growth and Income.........................            806,624                 (804,029)             (2,595)
Global Equities.........................................          2,158,928                  229,022          (2,387,950)
International Diversified Equities......................         (1,606,586)               3,567,504          (1,960,918)
Emerging Markets........................................            740,170                 (738,874)             (1,296)
Technology..............................................            500,731                       --            (500,731)

     INVESTMENT SECURITIES LOANED: During the six months ended July 31, 2002, the SunAmerica Balanced Portfolio participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Portfolio receives cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Portfolio may use the cash collateral received to invest in short-term investments, which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the Statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Portfolio may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time of replacement.

   At July 31, 2002, the SunAmerica Balanced Portfolio loaned securities having a value of $83,492,326 and held cash collateral of $85,200,000 for these loans.

   3. OPERATING POLICIES:

     REPURCHASE AGREEMENTS: The Portfolios, along with other affiliated registered investment companies, pursuant to exemptive relief granted by the Securities and Exchange Commission, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

---------------------
    202

  As of July 31, 2002, the following funds held a percentage of an undivided interest in a joint repurchase agreement with State Street Bank & Trust Co:

                                                              PERCENTAGE     PRINCIPAL
                                                               INTEREST       AMOUNT
                                                              -------------------------
High-Yield Bond.............................................     3.28%      $ 6,090,000
SunAmerica Balanced.........................................    15.22        28,212,000
"Dogs" of Wall Street.......................................     3.45         6,404,000
Blue Chip Growth............................................     0.12           214,000
Aggressive Growth...........................................     7.95        14,743,000
Growth Opportunities........................................     0.07           133,000

  As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

  State Street Bank & Trust Repurchase Agreement, 1.72% dated 7/31/02, in the principal amount of $185,391,000, repurchase price $185,399,858 due 8/01/02, collateralized by the following:

                                                             INTEREST    MATURITY     PRINCIPAL         MARKET
TYPE OF COLLATERAL                                             RATE        DATE         AMOUNT          VALUE
------------------                                           ----------------------------------------------------
U.S. Treasury Bonds........................................    6.63%     02/15/27    $113,391,000    $115,668,000
U.S. Treasury Bonds........................................    7.88      02/15/21      18,515,000      24,486,088
U.S. Treasury Bonds........................................    8.13      08/15/19      48,000,000      48,968,150

  In addition, at July 31, 2002, the following Portfolios held a percentage of an undivided interest in a joint repurchase agreement with UBS Warburg LLC:

                                                              PERCENTAGE     PRINCIPAL
                                                               INTEREST       AMOUNT
                                                              -------------------------
SunAmerica Balanced.........................................    21.33%      $64,000,000
Aggressive Growth...........................................     3.33        10,000,000

  As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

  UBS Warburg Repurchase Agreement, 1.80% dated 7/31/02, in the principal amount of $300,000,000, repurchase price $300,015,000 due 8/01/02, collateralized by the following:

                                                             INTEREST    MATURITY     PRINCIPAL         MARKET
TYPE OF COLLATERAL                                             RATE        DATE         AMOUNT          VALUE
------------------                                           ----------------------------------------------------
U.S. Treasury Bonds........................................    6.63%     02/15/27    $ 39,692,000    $ 46,439,640
U.S. Treasury Bonds........................................    6.13      11/15/27     150,000,000     162,937,500
U.S. Treasury Bonds........................................    5.25      11/15/28     100,000,000      96,625,000

     FORWARD FOREIGN CURRENCY CONTRACTS: Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

     FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Securities in the Portfolios which serve as collateral for open futures contracts are indicated on the Portfolio of Investments.
     At July 31, 2002 the Goldman Sachs Research and International Diversified Equities Portfolios had $230,000 and $6,695,161, respectively, in cash segregated for open futures contracts.

                                                           ---------------------

     OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.
     During the period ended July 31, 2002, transactions in written option contracts were as follows:

                                                                   AGGRESSIVE GROWTH
                                                                 ---------------------
                                                                 CONTRACTS    AMOUNT
                                                                 ---------   ---------
   Written option contracts as of 01/31/02.....................       --     $      --
   Option written during the period............................     (260)     (109,093)
   Written options closed during the period....................      260        48,620
   Net realized gain on written options closed.................       --        60,473
                                                                   -----     ---------
   Written option contracts as of 07/31/02.....................       --     $      --
                                                                   =====     =========

   4. FEDERAL INCOME TAXES: The Trust intends for each Portfolio to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

     The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, including short-term securities and repurchase agreements at July 31, 2002, were as follows:

                                         AGGREGATE       AGGREGATE      UNREALIZED                                      CAPITAL
                                         UNREALIZED     UNREALIZED      GAIN (LOSS)       COST OF       CAPITAL LOSS      LOSS
                PORTFOLIO                   GAIN           LOSS             NET         INVESTMENTS     CARRYOVER*+     UTILIZED
                ---------               -----------------------------------------------------------------------------------------
   Cash Management#...................  $     49,411   $    (464,813)  $    (415,402)  $  624,686,213   $    832,223   $       --
   Corporate Bond#....................     7,776,252     (26,211,060)    (18,434,808)     303,092,239      9,333,522           --
   Global Bond#@......................     7,515,933        (936,560)      6,579,373      131,049,439     83,551,819           --
   High-Yield Bond#...................     1,072,882     (54,390,699)    (53,317,817)     240,565,903     83,903,011           --
   Worldwide High Income#.............     2,741,328     (40,935,656)    (38,194,328)     111,549,136     29,718,793           --
   SunAmerica Balanced#...............     4,821,031     (51,014,886)    (46,193,855)     510,187,587     48,443,426           --
   MFS Total Return#@.................    13,783,757     (47,621,255)    (33,837,498)     590,992,109             --           --
   Asset Allocation#..................    15,571,057     (75,514,790)    (59,943,733)     523,478,633     22,610,456           --
   Telecom Utility#@..................     1,388,338     (11,905,645)    (10,517,307)      65,797,608     22,866,062           --
   Equity Income......................       341,267      (1,000,820)       (659,553)       7,668,425        155,171      100,622
   Equity Index#......................     2,409,234     (19,312,098)    (16,902,864)      57,625,279        131,483           --
   Growth-Income#.....................   100,141,164    (122,038,840)    (21,897,676)   1,105,676,215    115,415,508           --
   Federated Value#...................    14,729,007     (48,885,508)    (34,156,501)     263,121,094     11,638,887           --
   Davis Venture Value................   250,234,755    (396,861,886)   (146,627,131)   2,052,421,601     42,105,519           --
   "Dogs" of Wall Street..............     4,142,008     (13,109,944)     (8,967,936)     144,873,900      4,858,436           --
   Alliance Growth#...................    53,399,073    (242,103,086)   (188,704,013)   1,475,017,435    531,004,958           --
   Goldman Sachs Research#............       203,956      (4,361,921)     (4,157,965)      26,903,539      9,928,712           --
   MFS Growth and Income#@............     8,053,315     (40,982,016)    (32,928,701)     283,387,324     39,612,082           --
   Putnam Growth#.....................    13,866,129     (38,805,772)    (24,939,643)     363,743,395    125,260,896           --
   Blue Chip Growth#..................       205,246      (5,664,893)     (5,459,647)      30,442,161      4,306,287           --
   Real Estate........................     9,392,637      (1,572,663)      7,819,974      111,984,102     10,265,945    2,411,343
   Small Company Value................       497,142      (1,194,322)       (697,180)       6,599,868             --           --
   MFS Mid-Cap Growth#@...............     3,806,689     (83,464,048)    (79,657,359)     231,710,855     42,546,241           --
   Aggressive Growth#.................    11,579,741     (33,425,917)    (21,846,176)     233,914,808    188,222,538           --
   Growth Opportunities#..............       365,492      (4,307,427)     (3,941,935)      19,741,109     14,827,525           --
   Marsico Growth#@...................     1,580,845      (2,866,740)     (1,285,895)      50,067,970      1,677,582           --
   International Growth and
     Income#@.........................     7,854,821     (33,148,751)    (25,293,930)     302,165,371     50,807,088           --
   Global Equities#@..................    11,898,708     (64,087,723)    (52,189,015)     345,144,228     83,551,819           --
   International Diversified
     Equities#@.......................     5,779,045     (46,428,074)    (40,649,029)     326,899,457     18,310,629           --

---------------------
    204

                                         AGGREGATE       AGGREGATE      UNREALIZED                                      CAPITAL
                                         UNREALIZED     UNREALIZED      GAIN (LOSS)       COST OF       CAPITAL LOSS      LOSS
                PORTFOLIO                   GAIN           LOSS             NET         INVESTMENTS     CARRYOVER*+     UTILIZED
                ---------               -----------------------------------------------------------------------------------------
   Emerging Markets#@.................  $  5,402,629   $ (12,151,939)  $  (6,749,310)  $   86,649,127   $ 22,757,501   $       --
   Technology#........................       109,897     (12,970,331)    (12,860,434)      34,089,521     33,063,697           --

---------------
    * Expires 2004-2010

    # Post 10/31/01 Capital Loss Deferrals: Cash Management $13,930; Corporate
      Bond $328,283; High-Yield Bond $33,445,177; Worldwide High Income $747,876; SunAmerica Balanced $14,210,321; MFS Total Return $142,644; Asset Allocation $4,260,774; Telecom Utility $7,158,525; Equity Index $173,837; Growth-Income $6,813,341; Federated Value $113,581; Alliance Growth $75,500,454; Goldman Sachs Research $1,804,932; MFS Growth and Income $3,858,783; Putnam Growth $8,345,169; Blue Chip Growth $1,387,646;
      Real Estate $611,866; MFS Mid-Cap Growth $26,446,512; Aggressive Growth $28,658,456; Growth Opportunities $155,437; Marisco Growth $319,222; International Growth and Income $8,572,023; Global Equities $17,823,294; International Diversified Equities $8,874,919; Emerging Markets $2,301,580; Technology $5,173,091.

     @ Post 10/31/01 Currency Loss Deferrals; MFS Total Return $5,152; Telecom
       Utility $291; MFS Growth and Income $9,513; MFS Mid-Cap Growth $24; Marisco Growth $2,396; International Growth and Income $71,129; Global Equities $71,192; International Diversified Equities $331,755; Emerging Markets $171,131.

     + Net capital loss carryovers reported as of January 31, 2002, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.
     As required by the AICPA Audit Guide for Investment Companies, for the reporting period beginning after December 15, 2000, the following details of tax basis distributions as well as the components of distributable earnings. As of January 31, 2002, the tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, and derivative transactions.

                                                               DISTRIBUTABLE EARNINGS                   TAX DISTRIBUTIONS
                                                    --------------------------------------------   ---------------------------
                                                                                    UNREALIZED
                                                     ORDINARY       LONG-TERM      APPRECIATION     ORDINARY       LONG-TERM
                                                      INCOME          GAIN        (DEPRECIATION)     INCOME      CAPITAL GAINS
                                                    -----------   -------------   --------------   -----------   -------------
Cash Management...................................  $22,718,555   $    (832,223)  $     261,683    $29,025,000   $         --
Corporate Bond....................................   17,840,985      (9,333,522)    (11,917,989)    14,820,000             --
Global Bond.......................................    3,312,102         911,309      (5,119,661)    13,125,000             --
High-Yield Bond...................................   32,868,147     (83,903,011)    (31,358,322)    32,335,000             --
Worldwide High Income.............................   11,057,158     (29,718,793)    (30,811,773)    12,590,000             --
SunAmerica Balanced...............................   10,150,847     (48,443,426)    (35,834,628)    10,650,120     15,534,880
MFS Total Return..................................   14,909,073       3,874,573          59,751     12,285,000      9,690,000
Asset Allocation..................................   18,181,913     (22,610,456)    (16,040,270)    28,810,894      3,385,106
Telecom Utility...................................    6,208,613     (22,866,062)     (7,524,860)     3,312,000             --
Equity Income.....................................      136,378        (155,171)        528,300        135,000             --
Equity Index......................................      427,050        (131,483)     (9,223,188)       423,414        451,586
Growth-Income.....................................    9,879,074    (115,415,508)    124,571,970     17,115,782     74,621,218
Federated Value...................................    2,657,697     (11,638,887)      5,644,936      4,556,371      5,361,629
Davis Venture Value...............................   12,100,402     (42,105,519)     96,150,798     49,984,399    345,880,601
"Dogs" of Wall Street.............................    3,299,950      (4,858,436)     (3,307,531)     2,370,000             --
Alliance Growth...................................    3,721,149    (531,004,958)    (70,791,852)        17,665    201,977,335
Goldman Sachs Research............................           --      (9,928,712)     (4,305,551)            --             --
MFS Growth and Income.............................    2,209,362     (39,647,415)     (7,982,621)     2,011,734     15,293,266
Putnam Growth.....................................      626,255    (125,260,896)     (3,576,900)        13,059     19,281,941
Blue Chip Growth..................................       75,657      (4,306,287)     (1,635,492)        16,000             --
Real Estate.......................................    2,942,812     (10,265,945)      6,756,858      2,702,000             --
Small Company Value...............................       57,941         313,395         274,045         20,000        130,000
MFS Mid-Cap Growth................................           --     (42,546,241)   (106,292,731)    52,461,237        546,521
Aggressive Growth.................................      627,035    (188,222,538)    (10,745,694)    32,993,162     46,456,838
Growth Opportunities..............................           --     (14,827,525)       (382,885)         1,745             --
Marisco Growth....................................        4,670      (1,677,582)      1,366,521         30,000             --
International Growth and Income...................    1,415,616     (50,807,088)    (15,984,499)     5,492,585      8,737,415

                                                           ---------------------

                                                               DISTRIBUTABLE EARNINGS                   TAX DISTRIBUTIONS
                                                    --------------------------------------------   ---------------------------
                                                                                    UNREALIZED
                                                     ORDINARY       LONG-TERM      APPRECIATION     ORDINARY       LONG-TERM
                                                      INCOME          GAIN        (DEPRECIATION)     INCOME      CAPITAL GAINS
                                                    -----------   -------------   --------------   -----------   -------------
Global Equities...................................           --     (83,551,819)    (48,505,097)     3,245,468     70,482,285
International Diversified Equities................           --     (18,310,629)    (64,208,082)     6,759,344     18,505,913
Emerging Markets..................................      200,673     (22,757,501)     (2,934,061)       210,094        895,906
Technology........................................           --     (33,063,697)    (13,238,709)    10,650,000     15,334,880

     Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates. Indian and Thailand tax regulations require that taxes be paid on capital gains realized by the Portfolio.

   5. MANAGEMENT OF THE TRUST: SunAmerica Asset Management Corp. ("SAAMCo" or the "Advisor"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), serves as investment advisor for all the Portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs. It is the responsibility of the Advisor and, for certain Portfolios pursuant to Subadvisory Agreements, the subadvisors, to make investment decisions for the Portfolios and to place the purchase and sale orders for the Portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Advisor or a subadvisor. The Agreement provides that SAAMCo shall administer the Trust's business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There is no subadviser for the High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street, Blue Chip Growth, Aggressive Growth and Growth Opportunities Portfolios, therefore, SAAMCo performs all investment advisory services for these Portfolios. The term "Assets", as used in the following table, means the average daily net assets of the Portfolios.

    The Trust pays SAAMCo a monthly fee calculated at the following annual percentages of each Portfolio's assets:

                                                    MANAGEMENT
         PORTFOLIO                   ASSETS            FEES
--------------------------------------------------------------
Cash Management                   $0--$100 million    0.55%
                                 >    $100 million    0.50%
                                 >    $300 million    0.45%
Corporate Bond                    $0--$ 50 million    0.70%
                                >     $ 50 million    0.60%
                                 >    $150 million    0.55%
                                 >    $250 million    0.50%
Global Bond and                   $0--$ 50 million    0.75%
  Asset Allocation              >     $ 50 million    0.65%
                                 >    $150 million    0.60%
                                 >    $250 million    0.55%
High-Yield Bond                   $0--$ 50 million    0.70%
                                >     $ 50 million    0.65%
                                 >    $150 million    0.60%
                                 >    $250 million    0.55%
Worldwide High Income,                   >    $  0    1.00%
  Small Company Value and
  International Diversified
  Equities
SunAmerica Balanced               $0--$ 50 million    0.70%
  and Growth-Income             >     $ 50 million    0.65%
                                 >    $150 million    0.60%
                                 >    $300 million    0.55%
                                 >    $500 million    0.50%
MFS Total Return                  $0--$ 50 million    0.70%
                                >     $ 50 million    0.65%

--------------------------------------------------------------

Telecom Utility and               $0--$150 million    0.75%
  Federated Value                >    $150 million    0.60%
                                 >    $500 million    0.50%
Equity Income                            >    $  0    0.65%
Equity Index                             >    $  0    0.40%
Davis Venture Value and           $0--$100 million    0.80%
  Real Estate                    >    $100 million    0.75%
                                 >    $500 million    0.70%
"Dogs" of Wall Street                    >    $  0    0.60%
Alliance Growth                   $0--$ 50 million    0.70%
                                >     $ 50 million    0.65%
                                 >    $150 million    0.60%
Goldman Sachs Research                   >    $  0    1.20%
  and Technology
MFS Growth and Income             $0--$600 million    0.70%
                                 >    $600 million    0.65%
                               >     $ 1.5 billion    0.60%
Putnam Growth                     $0--$150 million    0.85%
                                 >    $150 million    0.80%
                                 >    $300 million    0.70%
Blue Chip Growth                  $0--$250 million    0.70%
                                 >    $250 million    0.65%
                                 >    $500 million    0.60%

---------------------
    206

                                                    MANAGEMENT
         PORTFOLIO                   ASSETS            FEES
--------------------------------------------------------------

MFS Mid-Cap Growth                $0--$600 million    0.75%
                                 >    $600 million    0.70%
                               >     $ 1.5 billion    0.65%
Aggressive Growth                 $0--$100 million    0.75%
                                 >    $100 million   0.675%
                                 >    $250 million   0.625%
                                 >    $500 million    0.60%
Growth Opportunities              $0--$250 million    0.75%
                                 >    $250 million    0.70%
                                 >    $500 million    0.65%
Marsico Growth                           >    $  0    0.85%

--------------------------------------------------------------

International Growth and          $0--$150 million    1.00%
  Income                         >    $150 million    0.90%
                                 >    $300 million    0.80%
Global Equities                   $0--$ 50 million    0.90%
                                >     $ 50 million    0.80%
                                 >    $150 million    0.70%
                                 >    $300 million    0.65%
Emerging Markets                         >    $  0    1.25%

  The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the subadvisors is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust's Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers' fees.

                    SUBADVISOR                                 PORTFOLIOS
-------------------------------------------------------------------------------------
Alliance Capital Management L.P.                    Growth-Income
                                                    Alliance Growth
                                                    Global Equities
Banc of America Capital Management LLC              Cash Management
Davis Selected Advisers L.P.                        Davis Venture Value
                                                    Real Estate
Federated Investment Counseling                     Corporate Bond
                                                    Telecom Utility
                                                    Federated Value
U.S. BanCorp Asset Management                       Equity Income
                                                    Equity Index
                                                    Small Company Value*
WM Advisors, Inc.                                   Asset Allocation
Goldman Sachs Asset Management                      Goldman Sachs Research
Goldman Sachs Asset Management International        Global Bond
Marsico Capital Management, LLC                     Marsico Growth
Massachusetts Financial Services Company            MFS Total Return
                                                    MFS Growth and Income
                                                    MFS Mid-Cap Growth
Morgan Stanley Investment Management, Inc.          Worldwide High Income
(dba Van Kampen)                                    International Diversified
                                                    Equities
                                                    Technology
Putnam Investment Management, LLC                   Putnam Growth
                                                    International Growth and Income
                                                    Emerging Markets

* Effective August 28, 2002, Franklin Advisory Services LLC assumed the role as subadvisor of the Small Company Value Portfolio.

      The portion of the investment advisory fees received by SAAMCo which are paid to subadvisors are as follows:

                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
-------------------------------------------------------------------
Cash Management                        $0--$750 million    0.15%
                                      >    $750 million    0.10%

-------------------------------------------------------------------
                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
Corporate Bond                         $0--$ 25 million    0.30%
                                     >     $ 25 million    0.25%
                                      >     $50 million    0.20%
                                      >    $150 million    0.15%

                                                           ---------------------

                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
-------------------------------------------------------------------
Global Bond and                        $0--$ 50 million    0.40%
  Asset Allocation                    >     $50 million    0.30%
                                      >    $150 million    0.25%
                                      >    $250 million    0.20%
Worldwide High Income and              $0--$350 million    0.65%
  International Diversified           >    $350 million    0.60%
  Equities
MFS Total Return                              >    $  0   0.375%
Telecom Utility and                    $0--$ 20 million    0.55%
  Federated Value                    >     $ 20 million    0.35%
                                      >     $50 million    0.25%
                                      >    $150 million    0.20%
                                      >    $500 million    0.15%
Growth-Income                          $0--$ 50 million    0.35%
                                     >     $ 50 million    0.30%
                                      >    $150 million    0.25%
                                      >    $300 million    0.20%
                                      >    $500 million    0.15%
Equity Income                                 >    $  0    0.30%
Equity Index                                  >    $  0   0.125%
Davis Venture Value                    $0--$100 million    0.45%
  and Real Estate                     >    $100 million    0.40%
                                      >    $500 million    0.35%
Alliance Growth                        $0--$ 50 million    0.35%
                                     >     $ 50 million    0.30%
                                      >    $150 million    0.25%

-------------------------------------------------------------------
                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
Goldman Sachs Research                 $0--$500 million    0.80%
                                      >    $500 million    0.70%
MFS Growth and Income                  $0--$300 million    0.40%
  and MFS Mid-Cap                     >    $300 million   0.375%
  Growth                              >    $600 million    0.35%
                                      >    $900 million   0.325%
                                    >     $ 1.5 billion    0.25%
Putnam Growth                          $0--$150 million    0.50%
                                      >    $150 million    0.45%
                                      >    $300 million    0.35%
Small Company Value                           >    $  0    0.80%
Marsico Growth                                >    $  0    0.45%
International Growth                   $0--$150 million    0.65%
  and Income                          >    $150 million    0.55%
                                      >    $300 million    0.45%
Global Equities                        $0--$ 50 million    0.50%
                                     >     $ 50 million    0.40%
                                      >    $150 million    0.30%
                                      >    $300 million    0.25%
Emerging Markets                       $0--$150 million    1.00%
                                      >    $150 million    0.95%
                                      >    $300 million    0.85%
Technology                             $0--$250 million    0.70%
                                      >    $250 million    0.65%
                                      >    $500 million    0.60%

      For certain Portfolios, the Adviser has agreed to reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets:

PORTFOLIO                                                     CLASS A    CLASS B
---------                                                     -------    -------
Equity Income*..............................................   0.95%        --%
Equity Index................................................   0.55         --
Goldman Sachs Research......................................   1.35       1.50
Blue Chip Growth............................................   0.85       1.00
Small Company Value*........................................   1.40         --
Growth Opportunities........................................   1.00       1.15
Marsico Growth..............................................   1.00       1.15
Technology..................................................   1.55       1.70

* Effective August 1, 2002, the expense limitations on Class A shares of Equity Income Portfolio and Small Company Value Portfolio increased to 1.35% and 1.60%, respectively.

  The Advisor also may voluntarily reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Waivers or reimbursements made by the Advisor with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Advisor and maintain the foregoing expense limitations.

---------------------
    208

  At July 31, 2002 the amounts repaid to the Advisor which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                                           BALANCE
                                                               AMOUNT     SUBJECT TO
PORTFOLIO                                                     RECOUPED    RECOUPMENT
---------                                                     --------    ----------
Equity Income...............................................    $ --       $142,015
Equity Index................................................      --         39,467
Goldman Sachs Research......................................      --        106,969
Blue Chip Growth............................................      --        136,361
Small Company Value.........................................      --        146,353
Growth Opportunities........................................      --         78,609
Marsico Growth..............................................     106        115,777

  Class B shares of each Portfolio are subject to a Rule 12B-1 plan that provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of Class B shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolio's Class B shares.

    6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the period ended July 31, 2002 were as follows:

                                        PURCHASES OF PORTFOLIO          SALES OF PORTFOLIO
                                      SECURITIES (EXCLUDING U.S.    SECURITIES (EXCLUDING U.S.      PURCHASES OF U.S.
               PORTFOLIO                GOVERNMENT SECURITIES)        GOVERNMENT SECURITIES)      GOVERNMENT SECURITIES
   ---------
                                      ---------------------------------------------------------------------------------
   Cash Management..................         $         --                  $         --               $         --
   Corporate Bond...................           56,705,658                    29,645,022                  6,595,620
   Global Bond......................           36,563,776                    18,340,751                 10,428,369
   High-Yield Bond..................          143,198,005                   145,637,377                         --
   Worldwide High Income............           22,074,281                     9,519,979                 17,633,658
   SunAmerica Balanced..............          105,726,917                   118,441,726                916,117,751
   MFS Mid-Cap Growth...............          185,776,565                   207,866,663                         --
   Asset Allocation.................           57,437,832                    84,564,978                 23,492,812
   Telecom Utility..................           38,211,441                    43,665,639                         --
   Equity Income....................            3,117,183                     3,091,294                         --
   Equity Index.....................            1,323,485                     2,437,091                         --
   Growth-Income....................          291,406,140                   438,793,706                         --
   Federated Value..................           32,044,883                    40,649,439                         --
   Davis Venture Value..............          279,743,463                   294,353,386                         --
   "Dogs" of Wall Street............           49,759,514                    22,609,964                         --
   Alliance Growth..................          431,125,718                   660,787,730                         --
   Goldman Sachs Research...........           27,300,433                    26,310,503                         --
   MFS Growth and Income............           88,244,866                   102,598,538                         --
   Putnam Growth....................          331,118,835                   390,463,950                         --
   Blue Chip Growth.................           22,960,131                    15,258,744                         --
   Real Estate......................           64,980,708                    53,863,158                         --
   Small Company Value..............            2,394,261                     1,068,506                         --
   MFS Total Return.................          206,987,001                   131,744,834                 60,026,997
   Aggressive Growth................          232,592,666                   242,518,930                         --
   Growth Opportunities.............           32,914,483                    34,215,236                         --
   Marsico Growth...................           41,091,801                    17,029,335                         --
   International Growth and
     Income.........................          461,600,045                   454,554,822                         --
   Global Equities..................          132,776,995                   188,168,595                         --
   International Diversified
     Equities.......................           58,244,627                    82,831,402                         --
   Emerging Markets.................           62,781,361                    56,546,273                         --
   Technology.......................           19,629,581                    22,756,425                         --


               PORTFOLIO                  SALES OF U.S.
   ---------                          GOVERNMENT SECURITIES
                                      ---------------------
   Cash Management..................      $         --
   Corporate Bond...................         6,634,425
   Global Bond......................        15,772,453
   High-Yield Bond..................                --
   Worldwide High Income............        12,651,398
   SunAmerica Balanced..............       954,399,198
   MFS Mid-Cap Growth...............                --
   Asset Allocation.................        21,125,786
   Telecom Utility..................                --
   Equity Income....................                --
   Equity Index.....................                --
   Growth-Income....................                --
   Federated Value..................                --
   Davis Venture Value..............                --
   "Dogs" of Wall Street............                --
   Alliance Growth..................                --
   Goldman Sachs Research...........                --
   MFS Growth and Income............                --
   Putnam Growth....................                --
   Blue Chip Growth.................                --
   Real Estate......................                --
   Small Company Value..............                --
   MFS Total Return.................        57,397,759
   Aggressive Growth................                --
   Growth Opportunities.............                --
   Marsico Growth...................                --
   International Growth and
     Income.........................                --
   Global Equities..................                --
   International Diversified
     Equities.......................                --
   Emerging Markets.................                --
   Technology.......................                --

                                                           ---------------------

    7. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares of each class of each Portfolio were as follows:

                                               CASH MANAGEMENT PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............   387,191,618   $ 4,298,864,985    759,601,427   $ 8,525,226,059
Reinvested dividends......            --                --      2,617,935        28,797,299
Shares redeemed...........  (387,102,653)   (4,298,181,667)  (744,235,382)   (8,351,304,448)
                            ------------   ---------------   ------------   ---------------
Net increase..............        88,965   $       683,318     17,983,980   $   202,718,910
                            ============   ===============   ============   ===============

                                           CASH MANAGEMENT PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............   27,877,105   $ 309,164,230    6,712,462   $ 74,462,187
Reinvested dividends......           --              --       20,700        227,701
Shares redeemed...........  (24,635,113)   (273,227,978)  (4,734,661)   (52,451,954)
                            -----------   -------------   ----------   ------------
Net increase..............    3,241,992   $  35,936,252    1,998,501   $ 22,237,934
                            ===========   =============   ==========   ============

                                                              CORPORATE BOND PORTFOLIO
                            ---------------------------------------------------------------------------------------------
                                                        CLASS A                                         CLASS B
                            ---------------------------------------------------------------   ---------------------------
                                       FOR THE                                                          FOR THE
                                   SIX MONTHS ENDED                     FOR THE                    SIX MONTHS ENDED
                                    JULY 31, 2002                      YEAR ENDED                    JULY 31, 2002
                                     (UNAUDITED)                    JANUARY 31, 2002                  (UNAUDITED)
                            ------------------------------   ------------------------------   ---------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT          SHARES         AMOUNT
                            ------------   ---------------   ------------   ---------------   -----------   -------------
Shares sold...............     5,601,455   $    63,235,669     13,730,066   $   156,844,240     1,775,045   $  19,990,508
Reinvested dividends......            --                --      1,335,368        14,689,049            --              --
Shares redeemed...........    (5,174,466)      (58,328,072)    (9,645,540)     (109,090,836)     (303,922)     (3,424,011)
                            ------------   ---------------   ------------   ---------------   -----------   -------------
Net increase..............       426,989   $     4,907,597      5,419,894   $    62,442,453     1,471,123   $  16,566,497
                            ============   ===============   ============   ===============   ===========   =============

                            CORPORATE BOND PORTFOLIO
                            -------------------------
                                     CLASS B
                            -------------------------
                                 FOR THE PERIOD
                                  JULY 9, 2001*
                                     THROUGH
                                JANUARY 31, 2002
                            -------------------------
                              SHARES        AMOUNT
                            ----------   ------------
Shares sold...............     992,458   $ 11,152,859
Reinvested dividends......      11,905        130,951
Shares redeemed...........     (61,400)      (683,507)
                            ----------   ------------
Net increase..............     942,963   $ 10,600,303
                            ==========   ============

                                                                GLOBAL BOND PORTFOLIO
                            ---------------------------------------------------------------------------------------------
                                                        CLASS A                                         CLASS B
                            ---------------------------------------------------------------   ---------------------------
                                       FOR THE                                                          FOR THE
                                   SIX MONTHS ENDED                     FOR THE                    SIX MONTHS ENDED
                                    JULY 31, 2002                      YEAR ENDED                    JULY 31, 2002
                                     (UNAUDITED)                    JANUARY 31, 2002                  (UNAUDITED)
                            ------------------------------   ------------------------------   ---------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT          SHARES         AMOUNT
                            ------------   ---------------   ------------   ---------------   -----------   -------------
Shares sold...............     1,812,048   $    19,404,499      3,366,356   $    37,831,521       887,318   $   9,465,477
Reinvested dividends......            --                --      1,233,157        13,071,475            --              --
Shares redeemed...........    (2,753,077)      (29,401,417)    (3,360,494)      (37,566,087)     (554,875)     (5,932,870)
                            ------------   ---------------   ------------   ---------------   -----------   -------------
Net increase (decrease)...      (941,029)  $    (9,996,918)     1,239,019   $    13,336,909       332,443   $   3,532,607
                            ============   ===============   ============   ===============   ===========   =============

                              GLOBAL BOND PORTFOLIO
                            -------------------------
                                     CLASS B
                            -------------------------
                                 FOR THE PERIOD
                                  JULY 9, 2001*
                                     THROUGH
                                JANUARY 31, 2002
                            -------------------------
                              SHARES        AMOUNT
                            ----------   ------------
Shares sold...............     278,874   $  3,014,435
Reinvested dividends......       5,051         53,525
Shares redeemed...........     (13,573)      (145,487)
                            ----------   ------------
Net increase (decrease)...     270,352   $  2,922,473
                            ==========   ============

                                               HIGH-YIELD BOND PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............    12,325,804   $    85,468,960     32,582,084   $   260,135,788
Reinvested dividends......            --                --      4,772,221        32,212,494
Shares redeemed...........   (18,888,884)     (129,522,766)   (33,842,929)     (274,651,088)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (6,563,080)  $   (44,053,806)     3,511,376   $    17,697,194
                            ============   ===============   ============   ===============

                                           HIGH-YIELD BOND PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............    1,645,666   $  11,290,841      744,192   $  5,317,134
Reinvested dividends......           --              --       18,148        122,506
Shares redeemed...........     (727,830)     (4,860,522)     (78,828)      (555,984)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      917,836   $   6,430,319      683,512   $  4,883,656
                            ===========   =============   ==========   ============

---------------

*Inception of Class

---------------------
    210

                                            WORLDWIDE HIGH INCOME PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     1,355,511   $    10,275,635      3,104,238   $    26,980,717
Reinvested dividends......            --                --      1,755,239        12,567,509
Shares redeemed...........    (2,792,362)      (20,919,194)    (4,668,974)      (40,354,399)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (1,436,851)  $   (10,643,559)       190,503   $      (806,173)
                            ============   ===============   ============   ===============

                                        WORLDWIDE HIGH INCOME PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............      211,158   $   1,600,935      136,333   $  1,055,728
Reinvested dividends......           --              --        3,142         22,491
Shares redeemed...........     (125,765)       (922,829)      (5,036)       (38,764)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...       85,393   $     678,106      134,439   $  1,039,455
                            ===========   =============   ==========   ============

                                             SUNAMERICA BALANCED PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     1,961,185   $    26,368,667      6,900,870   $   107,139,670
Reinvested dividends......            --                --      1,881,949        26,102,627
Shares redeemed...........    (6,569,719)      (86,477,342)    (7,757,203)     (118,612,149)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (4,608,534)  $   (60,108,675)     1,025,616   $    14,630,148
                            ============   ===============   ============   ===============

                                         SUNAMERICA BALANCED PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............    1,041,906   $  14,026,542      469,565   $  6,674,975
Reinvested dividends......           --              --        2,389         82,373
Shares redeemed...........     (259,941)     (3,354,956)     (36,926)      (482,080)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      781,965   $  10,671,586      435,028   $  6,275,268
                            ===========   =============   ==========   ============

                                              MFS TOTAL RETURN PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............    10,735,659   $   164,916,150     17,867,915   $   283,015,081
Reinvested dividends......            --                --      1,456,325        21,815,742
Shares redeemed...........    (6,992,419)     (105,952,442)    (7,432,029)     (116,706,375)
                            ------------   ---------------   ------------   ---------------
Net increase..............     3,743,240   $    58,963,708     11,892,211   $   188,124,448
                            ============   ===============   ============   ===============

                                          MFS TOTAL RETURN PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............    3,244,639   $  50,194,787    1,321,448   $ 20,240,523
Reinvested dividends......           --              --       10,631        159,258
Shares redeemed...........     (498,172)     (7,406,526)     (31,432)      (483,947)
                            -----------   -------------   ----------   ------------
Net increase..............    2,746,467   $  42,788,261    1,300,647   $ 19,915,834
                            ===========   =============   ==========   ============

                                              ASSET ALLOCATION PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     2,251,683   $    28,162,570      4,703,144   $    63,571,759
Reinvested dividends......            --                --      2,568,643        32,159,413
Shares redeemed...........    (6,329,336)      (78,493,885)    (8,846,277)     (118,575,797)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (4,077,653)  $   (50,331,315)    (1,574,490)  $   (22,844,625)
                            ============   ===============   ============   ===============

                                          ASSET ALLOCATION PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............      566,427   $   7,111,235      175,014   $  2,280,024
Reinvested dividends......           --              --        2,922         36,587
Shares redeemed...........      (53,641)       (649,960)      (3,910)       (50,473)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      512,786   $   6,461,275      174,026   $  2,266,138
                            ===========   =============   ==========   ============

                                               TELECOM UTILITY PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............       455,014   $     4,358,758      2,147,874   $    24,298,016
Reinvested dividends......            --                --        296,965         3,293,338
Shares redeemed...........    (1,895,582)      (17,302,527)    (3,073,721)      (34,408,774)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (1,440,568)  $   (12,943,769)      (628,882)  $    (6,817,420)
                            ============   ===============   ============   ===============

                                           TELECOM UTILITY PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............      224,947   $   2,139,963      155,839   $  1,636,304
Reinvested dividends......           --              --        1,683         18,662
Shares redeemed...........      (47,220)       (444,715)     (15,584)      (124,055)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      177,727   $   1,695,248      141,938   $  1,530,911
                            ===========   =============   ==========   ============

---------------

*Inception of Class

                                                           ---------------------

                                                EQUITY INCOME PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............        56,022   $       592,764         92,285   $     1,027,964
Reinvested dividends......            --                --         12,641           135,000
Shares redeemed...........       (66,832)         (667,384)       (73,664)         (818,776)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...       (10,810)  $       (74,620)        31,262   $       344,188
                            ============   ===============   ============   ===============


                                                EQUITY INDEX PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............       263,935   $     2,335,560        347,036   $     3,473,635
Reinvested dividends......            --                --         94,187           875,000
Shares redeemed...........      (388,662)       (3,283,398)      (531,791)       (5,293,802)
                            ------------   ---------------   ------------   ---------------
Net decrease..............      (124,727)  $      (947,838)       (90,568)  $      (945,167)
                            ============   ===============   ============   ===============


                                                GROWTH-INCOME PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     4,319,053   $    90,292,975     12,926,847   $   313,411,441
Reinvested dividends......            --                --      4,366,239        91,516,377
Shares redeemed...........   (12,972,099)     (258,814,724)   (17,088,006)     (407,686,533)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (8,653,046)  $  (168,521,749)       205,080   $    (2,758,715)
                            ============   ===============   ============   ===============

                                            GROWTH-INCOME PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............    1,292,908   $  27,062,329      797,665   $ 17,593,620
Reinvested dividends......           --              --       10,521        220,623
Shares redeemed...........     (329,680)     (6,504,301)    (120,163)    (2,671,070)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      963,228   $  20,558,028      688,023   $ 15,143,173
                            ===========   =============   ==========   ============

                                               FEDERATED VALUE PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     4,142,942   $    58,513,884     11,095,896   $   169,436,002
Reinvested dividends......            --                --        688,566         9,860,277
Shares redeemed...........    (5,149,867)      (71,824,465)    (7,408,941)     (110,072,684)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (1,006,925)  $   (13,310,581)     4,375,521   $    69,223,595
                            ============   ===============   ============   ===============

                                           FEDERATED VALUE PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............      760,790   $  10,911,967      507,375   $  7,476,314
Reinvested dividends......           --              --        4,031         57,723
Shares redeemed...........     (233,789)     (3,187,697)     (48,752)      (673,083)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      527,001   $   7,724,270      462,654   $  6,860,954
                            ===========   =============   ==========   ============

                                             DAVIS VENTURE VALUE PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     9,499,678   $   192,874,728     23,478,645   $   575,961,086
Reinvested dividends......            --                --     19,567,249       394,671,410
Shares redeemed...........   (20,938,482)     (408,146,171)   (25,766,390)     (609,959,692)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...   (11,438,804)  $  (215,271,443)    17,279,504   $   360,672,804
                            ============   ===============   ============   ===============

                                         DAVIS VENTURE VALUE PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............    3,033,019   $  61,296,985    1,645,478   $ 35,062,932
Reinvested dividends......           --              --       59,177      1,193,590
Shares redeemed...........     (780,407)    (14,967,765)     (59,957)    (1,282,855)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...    2,252,612   $  46,329,220    1,644,698   $ 34,973,667
                            ===========   =============   ==========   ============

---------------

*Inception of Class
---------------------
    212

                                            "DOGS" OF WALL STREET PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     7,369,664   $    70,688,325      6,586,461   $    60,067,966
Reinvested dividends......            --                --        263,710         2,352,295
Shares redeemed...........    (5,332,273)      (50,064,660)    (5,062,186)      (45,717,253)
                            ------------   ---------------   ------------   ---------------
Net increase..............     2,037,391   $    20,623,665      1,787,985   $    16,703,008
                            ============   ===============   ============   ===============

                                        "DOGS" OF WALL STREET PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............      733,119   $   7,084,344      337,605   $  3,055,096
Reinvested dividends......           --              --        1,985         17,705
Shares redeemed...........     (319,757)     (2,900,168)     (14,460)      (126,546)
                            -----------   -------------   ----------   ------------
Net increase..............      413,362   $   4,184,176      325,130   $  2,946,255
                            ===========   =============   ==========   ============

                                               ALLIANCE GROWTH PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     7,882,218   $   141,639,851     24,208,817   $   534,816,778
Reinvested dividends......            --                --     10,691,375       201,532,428
Shares redeemed...........   (23,370,977)     (398,638,534)   (35,222,747)     (766,782,184)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...   (15,488,759)  $  (256,998,683)      (322,555)  $   (30,432,978)
                            ============   ===============   ============   ===============

                                           ALLIANCE GROWTH PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............    1,660,516   $  29,563,727    1,111,778   $ 22,316,093
Reinvested dividends......           --              --       24,540        462,572
Shares redeemed...........     (453,049)     (7,523,654)     (58,183)    (1,155,389)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...    1,207,467   $  22,040,073    1,078,135   $ 21,623,276
                            ===========   =============   ==========   ============

                                           GOLDMAN SACHS RESEARCH PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     1,527,942   $     9,986,711      2,810,872   $    22,755,894
Reinvested dividends......            --                --             --                --
Shares redeemed...........    (1,763,266)      (10,381,104)    (2,651,772)      (20,102,732)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...      (235,324)  $      (394,393)       159,100   $     2,653,162
                            ============   ===============   ============   ===============

                                       GOLDMAN SACHS RESEARCH PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............      493,734   $   2,992,162      324,195   $  2,323,201
Reinvested dividends......           --              --           --             --
Shares redeemed...........     (269,960)     (1,549,255)     (22,158)      (158,601)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      223,774   $   1,442,907      302,037   $  2,164,600
                            ===========   =============   ==========   ============

                                            MFS GROWTH AND INCOME PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     2,223,081   $    22,919,829      7,768,917   $    92,730,048
Reinvested dividends......            --                --      1,617,632        17,211,609
Shares redeemed...........    (5,250,901)      (51,833,198)    (6,259,625)      (72,479,576)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (3,027,820)  $   (28,913,369)     3,126,924   $    37,462,081
                            ============   ===============   ============   ===============

                                        MFS GROWTH AND INCOME PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............    1,001,901   $  10,232,985      544,889   $  5,986,105
Reinvested dividends......           --              --        8,769         93,391
Shares redeemed...........     (176,861)     (1,693,089)     (28,219)      (304,477)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      825,040   $   8,539,896      525,439   $  5,775,019
                            ===========   =============   ==========   ============

                                                PUTNAM GROWTH PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     1,500,496   $    21,045,959      5,939,175   $   101,152,791
Reinvested dividends......            --                --      1,307,680        19,262,124
Shares redeemed...........    (6,502,699)      (87,658,764)    (9,720,004)     (160,395,942)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (5,002,203)  $   (66,612,805)    (2,473,149)  $   (39,981,027)
                            ============   ===============   ============   ===============

                                            PUTNAM GROWTH PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............      611,223   $   8,520,880      310,787   $  4,747,128
Reinvested dividends......           --              --        2,232         32,876
Shares redeemed...........     (264,752)     (3,605,749)     (46,916)      (703,264)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      346,471   $   4,915,131      266,103   $  4,076,740
                            ===========   =============   ==========   ============

---------------

*Inception of Class
                                                           ---------------------

                                              BLUE CHIP GROWTH PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     3,196,993   $    19,019,916      5,195,063   $    37,001,290
Reinvested dividends......            --                --          2,467            15,838
Shares redeemed...........    (3,733,323)      (21,684,282)    (2,565,278)      (17,992,649)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...      (536,330)  $    (2,664,366)     2,632,252   $    19,024,479
                            ============   ===============   ============   ===============

                                          BLUE CHIP GROWTH PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............      777,713   $   4,793,217      416,827   $  2,831,010
Reinvested dividends......           --              --           25            162
Shares redeemed...........     (171,480)       (988,812)     (20,386)      (136,309)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      606,233   $   3,804,405      396,466   $  2,694,863
                            ===========   =============   ==========   ============

                                                 REAL ESTATE PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     5,938,889   $    63,085,060      6,033,461   $    62,005,021
Reinvested dividends......            --                --        262,986         2,687,712
Shares redeemed...........    (4,080,399)      (40,723,399)    (5,682,934)      (56,766,729)
                            ------------   ---------------   ------------   ---------------
Net increase..............     1,858,490   $    22,361,661        613,513   $     7,926,004
                            ============   ===============   ============   ===============

                                             REAL ESTATE PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............      699,433   $   8,053,524      167,442   $  1,771,024
Reinvested dividends......           --              --        1,398         14,302
Shares redeemed...........     (242,180)     (2,681,270)      (8,889)       (91,781)
                            -----------   -------------   ----------   ------------
Net increase..............      457,253   $   5,372,254      159,951   $  1,693,545
                            ===========   =============   ==========   ============

                                             SMALL COMPANY VALUE PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............       174,751   $     2,024,004        237,523   $     2,548,313
Reinvested dividends......            --                --         15,690           150,000
Shares redeemed...........      (114,412)       (1,271,597)      (113,064)       (1,202,614)
                            ------------   ---------------   ------------   ---------------
Net increase..............        60,339   $       752,407        140,149   $     1,495,699
                            ============   ===============   ============   ===============


                                             MFS MID-CAP GROWTH PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............    17,451,193   $   143,641,514     30,593,792   $   405,080,813
Reinvested dividends......            --                --      5,199,887        52,466,862
Shares redeemed...........   (21,867,217)     (174,801,797)   (27,141,260)     (343,179,980)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (4,416,024)  $   (31,160,283)     8,652,419   $   114,367,695
                            ============   ===============   ============   ===============

                                         MFS MID-CAP GROWTH PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............    2,496,395   $  20,684,558    1,132,294   $ 12,186,107
Reinvested dividends......           --              --       54,875        553,138
Shares redeemed...........     (715,878)     (5,432,554)     (44,034)      (458,067)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...    1,780,517   $  15,252,004    1,143,135   $ 12,281,178
                            ===========   =============   ==========   ============

                                              AGGRESSIVE GROWTH PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............    33,489,421   $   278,890,633     44,356,409   $   507,704,844
Reinvested dividends......            --                --      9,298,033        79,219,245
Shares redeemed...........   (38,894,794)     (323,534,641)   (48,466,750)     (559,608,629)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (5,405,373)  $   (44,644,008)     5,187,692   $    27,315,460
                            ============   ===============   ============   ===============

                                          AGGRESSIVE GROWTH PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............      831,468   $   6,956,762      365,960   $  3,491,625
Reinvested dividends......           --              --       27,084        230,755
Shares redeemed...........     (402,365)     (3,267,689)     (64,275)      (560,976)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      429,103   $   3,689,073      328,769   $  3,161,404
                            ===========   =============   ==========   ============

---------------

*Inception of Class

---------------------
    214

                                            GROWTH OPPORTUNITIES PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     1,290,931   $     6,996,473      5,633,944   $    35,186,357
Reinvested dividends......            --                --            458             2,450
Shares redeemed...........    (3,329,995)      (15,226,419)    (3,084,542)      (19,808,877)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (2,039,064)  $    (8,229,946)     2,549,860   $    15,379,930
                            ============   ===============   ============   ===============

                                        GROWTH OPPORTUNITIES PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............      707,605   $   3,604,414      269,297   $  1,559,970
Reinvested dividends......           --              --            9             50
Shares redeemed...........     (325,098)     (1,622,373)     (18,908)      (110,551)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      382,507   $   1,982,041      250,398   $  1,449,469
                            ===========   =============   ==========   ============

                                               MARSICO GROWTH PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     4,058,353   $    35,993,217      2,026,345   $    17,606,010
Reinvested dividends......            --                --          3,294            26,750
Shares redeemed...........    (1,314,485)      (11,319,274)      (875,542)       (7,343,469)
                            ------------   ---------------   ------------   ---------------
Net increase..............     2,743,868   $    24,673,943      1,154,097   $    10,289,291
                            ============   ===============   ============   ===============

                                           MARSICO GROWTH PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............    1,027,908   $   9,055,241      470,789   $  3,957,816
Reinvested dividends......           --              --          400          3,250
Shares redeemed...........     (226,105)     (1,918,782)     (13,870)      (119,518)
                            -----------   -------------   ----------   ------------
Net increase..............      801,803   $   7,136,459      457,319   $  3,841,548
                            ===========   =============   ==========   ============

                                       INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............   105,131,868   $   964,201,994    122,356,398   $ 1,243,647,836
Reinvested dividends......            --                --      1,548,801        14,156,046
Shares redeemed...........  (105,355,957)     (976,960,260)  (119,401,346)   (1,222,195,582)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...      (224,089)  $   (12,758,266)     4,503,853   $    35,608,300
                            ============   ===============   ============   ===============

                                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............    6,309,231   $  57,912,706    1,383,445   $ 12,976,583
Reinvested dividends......           --              --        8,074         73,954
Shares redeemed...........   (5,420,639)    (50,131,770)    (845,772)    (7,964,228)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      888,592   $   7,780,936      545,747   $  5,086,309
                            ===========   =============   ==========   ============

                                               GLOBAL EQUITIES PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............    52,319,695   $   524,951,897     91,931,344   $ 1,199,526,455
Reinvested dividends......            --                --      7,060,235        73,567,650
Shares redeemed...........   (57,704,244)     (581,241,226)   (97,038,406)   (1,273,727,911)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (5,384,549)  $   (56,289,329)     1,953,173   $      (633,806)
                            ============   ===============   ============   ===============

                                           GLOBAL EQUITIES PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............    2,690,529   $  27,182,279      755,378   $  8,656,116
Reinvested dividends......           --              --       16,732        174,350
Shares redeemed...........   (2,134,421)    (21,497,309)    (432,351)    (4,999,264)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      556,108   $   5,684,970      339,759   $  3,831,202
                            ===========   =============   ==========   ============

                                     INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............   250,426,632   $ 1,800,588,971    389,683,551   $ 3,429,911,870
Reinvested dividends......            --                --      3,264,158        25,231,939
Shares redeemed...........  (250,675,379)   (1,827,457,117)  (391,246,599)   (3,476,736,492)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...      (248,747)  $   (26,868,146)     1,701,110   $   (21,592,683)
                            ============   ===============   ============   ===============

                                 INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............   22,382,512   $ 159,868,315    3,431,085   $ 25,685,603
Reinvested dividends......           --              --        5,578         43,061
Shares redeemed...........  (21,124,612)   (152,876,897)  (2,691,095)   (20,205,993)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...    1,257,900   $   6,991,418      745,568   $  5,522,671
                            ===========   =============   ==========   ============

---------------

*Inception of Class

                                                           ---------------------

                                              EMERGING MARKETS PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............    11,226,637   $    80,189,120     11,255,080   $    74,556,321
Reinvested dividends......            --                --        196,629         1,103,086
Shares redeemed...........   (10,905,105)      (77,577,095)   (11,636,953)      (76,006,457)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...       321,532   $     2,612,025       (185,244)  $      (347,050)
                            ============   ===============   ============   ===============

                                          EMERGING MARKETS PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............      720,100   $   5,160,946      109,459   $    705,541
Reinvested dividends......           --              --          519          2,914
Shares redeemed...........     (492,374)     (3,496,187)      (4,380)       (28,043)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      227,726   $   1,664,759      105,598   $    680,412
                            ===========   =============   ==========   ============

                                                 TECHNOLOGY PORTFOLIO
                            ---------------------------------------------------------------
                                                        CLASS A
                            ---------------------------------------------------------------
                                       FOR THE
                                   SIX MONTHS ENDED                     FOR THE
                                    JULY 31, 2002                      YEAR ENDED
                                     (UNAUDITED)                    JANUARY 31, 2002
                            ------------------------------   ------------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT
                            ------------   ---------------   ------------   ---------------
Shares sold...............     3,786,135   $     9,854,664     14,023,862   $    55,620,779
Reinvested dividends......            --                --             --                --
Shares redeemed...........    (6,111,239)      (15,654,724)   (10,155,712)      (39,750,080)
                            ------------   ---------------   ------------   ---------------
Net increase (decrease)...    (2,325,104)  $    (5,800,060)     3,868,150   $    15,870,699
                            ============   ===============   ============   ===============

                                             TECHNOLOGY PORTFOLIO
                            -------------------------------------------------------
                                                    CLASS B
                            -------------------------------------------------------
                                      FOR THE                  FOR THE PERIOD
                                 SIX MONTHS ENDED               JULY 9, 2001*
                                   JULY 31, 2002                   THROUGH
                                    (UNAUDITED)               JANUARY 31, 2002
                            ---------------------------   -------------------------
                              SHARES         AMOUNT         SHARES        AMOUNT
                            -----------   -------------   ----------   ------------
Shares sold...............    1,296,768   $   3,556,227      717,687   $  2,444,697
Reinvested dividends......           --              --           --             --
Shares redeemed...........     (448,973)     (1,060,905)     (42,037)      (149,576)
                            -----------   -------------   ----------   ------------
Net increase (decrease)...      847,795   $   2,495,322      675,650   $  2,295,121
                            ===========   =============   ==========   ============

---------------

*Inception of Class

8. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with an affiliated broker:

                                                              BANC OF AMERICA     GOLDMAN     MORGAN STANLEY
PORTFOLIO                                                     SECURITIES LLC    SACHS & CO.    & CO., INC.
---------                                                     ---------------   -----------   --------------
Goldman Sachs Research......................................      $   --          $17,345          $ --
Marsico Growth..............................................       3,387               --            --
Technology..................................................          --               --           452

As disclosed in the investment Portfolios, certain Portfolios own securities issued by AIG or an affiliate thereof. SAAMCo, the investment adviser, is a wholly-owned subsidiary of AIG. During the six months ended July 31, 2002, the following Portfolios recorded realized gains (losses) and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                            REALIZED
     PORTFOLIO                     SECURITY                GAIN (LOSS)    INCOME
     ---------                     --------                -----------    ------
Davis Venture Value   American International Group,
                      Inc. ..............................   $     --     $ 11,545
                      TransAtlantic Holdings, Inc.                --      123,610
Equity Index          American International Group, Inc.       3,292        1,080
Global Equities       American International Group, Inc.     136,674        7,263
Putnam Growth         American International Group, Inc.          --        6,903

9. INVESTMENT CONCENTRATION: Some of the Portfolios may invest internationally, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities. These risks are primary risks of the Global Bond, Worldwide High Income, International Growth and Income, Global Equities, International Diversified Equities, and Emerging Markets Portfolios. At July 31, 2002, the Emerging Markets Portfolio had approximately 23% of its net assets invested in equity securities of companies domiciled in South Korea.

10. COMMITMENTS AND CONTINGENCIES: The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Portfolios' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and Federal Funds rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum for the daily unused portion of the $75,000,000 committed line of credit which is included in other expenses on the Statement of Operations. Borrowings under the line of credit will commence

---------------------
    216
when the Portfolio's cash shortfall exceeds $100,000. During the six months ended July 31, 2002, the following Portfolios had borrowings:

                                     DAYS       INTEREST   AVERAGE DEBT   WEIGHTED AVERAGE
                                  OUTSTANDING   CHARGES      UTILIZED         INTEREST
                                  -----------   --------   ------------   ----------------
High-Yield Bond                        24       $ 7,979    $ 5,157,276          2.35%
Equity Index                            2            14        109,263          2.34
Federated Value                         5           435      1,376,209          2.31
"Dogs" of Wall Street                  17         2,088      1,959,295          2.29
Alliance Growth                        24         8,396      5,553,688          2.30
Goldman Sachs Research                  7           169        384,464          2.29
Putnam Growth                           6           695      1,845,675          2.29
Blue Chip Growth                       17           325        301,940          2.31
Real Estate                            13         2,143      2,625,747          2.29
Aggressive Growth                      13        10,934     11,132,990          2.76
Growth Opportunities                    6           467      1,244,367          2.28
International Growth and Income        63        32,559      7,989,739          2.36
Global Equities                       110        65,713      9,395,611          2.32
International Diversified
  Equities                             48        45,293     14,556,006          2.37
Emerging Markets                       26         2,460      1,478,654          2.34

11. SUBSEQUENT EVENT: Effective August 1, 2002, the Foreign Value Portfolio and Small & Mid Cap Value Portfolio were added to the Trust.

  On August 27, 2002, effective September 30, 2002, the Board of Trustees approved the creation of Class 3 shares and the renaming of Class A and B shares to Class 1 and 2 shares, respectively. Class 1 shares of each Portfolio are offered only in connection with certain variable contracts. Class 2 and 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service fees;
(iii) Class 2 and 3 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 2 and 3 shares and (iv) Class 1 shares have voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to Class 1 shares. Class 2 and 3 shares of each portfolio pay services fees at an annual rate of 0.15% and 0.25%, respectively, of each classes average daily net assets.

  Pursuant to the Rule 12b-1 plan, Class 2 and 3 shares of each portfolio, except the Cash Management Portfolio, may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to prompt the sale of Class 2 and 3 shares of each Portfolio. Such payments to the distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class 2 and Class 3.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS*
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   Cash Management Portfolio Class A

      11/30/98     $10.74      $0.54         $(0.02)        $ 0.52        $(0.68)        $   --      $10.58      5.05%    $223,640
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85      277,370
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85      466,588
      1/31/01       10.94       0.66          (0.02)          0.64         (0.45)            --       11.13      5.95      404,005
      1/31/02       11.13       0.37           0.02           0.39         (0.45)            --       11.07      3.48      600,741
      7/31/02++     11.07       0.09          (0.02)          0.07            --             --       11.14      0.63      605,632

                                                   Cash Management Portfolio Class B

      7/9/01@-
      1/31/02       11.34       0.12           0.03           0.15         (0.44)            --       11.05      1.34       22,093
      7/31/02++     11.05       0.08          (0.01)          0.07            --             --       11.12      0.63       58,274

                                                    Corporate Bond Portfolio Class A

      11/30/98      11.54       0.77          (0.02)          0.75         (0.46)            --       11.83      6.61      143,561
      1/31/99#      11.83       0.12           0.04           0.16            --             --       11.99      1.35      158,804
      1/31/00       11.99       0.81          (1.15)         (0.34)        (0.53)            --       11.12     (2.75)     184,309
      1/31/01       11.12       0.89          (0.02)          0.87         (0.77)            --       11.22      8.11      199,334
      1/31/02       11.22       0.84          (0.26)          0.58         (0.63)            --       11.17      5.27      258,912
      7/31/02++     11.17       0.42          (0.46)         (0.04)           --             --       11.13     (0.36)     262,718

                                                    Corporate Bond Portfolio Class B

      7/9/01@-
      1/31/02       11.37       0.43             --           0.43         (0.63)            --       11.17      3.84       10,530
      7/31/02++     11.17       0.40          (0.45)         (0.05)           --             --       11.12     (0.45)      26,833

                                                     Global Bond Portfolio Class A

      11/30/98      11.51       0.49           0.78           1.27         (0.79)         (0.22)      11.77     11.75      115,428
      1/31/99#      11.77       0.07           0.11           0.18            --             --       11.95      1.53      122,306
      1/31/00       11.95       0.42          (0.66)         (0.24)        (0.47)         (0.41)      10.83     (1.86)     127,145
      1/31/01       10.83       0.45           0.63           1.08         (0.70)            --       11.21     10.35      139,528
      1/31/02       11.21       0.43           0.02           0.45         (1.03)            --       10.63      4.03      145,556
      7/31/02++     10.63       0.21          (0.10)          0.11            --             --       10.74      1.03      136,866

                                                     Global Bond Portfolio Class B

      7/9/01@-
      1/31/02       11.41       0.21           0.04           0.25         (1.03)            --       10.63      2.17        2,873
      7/31/02++     10.63       0.22          (0.13)          0.09            --             --       10.72      0.85        6,464

      ----------  --------------------------------------
                   RATIO OF     RATIO OF NET
                  EXPENSES TO    INVESTMENT
                    AVERAGE      INCOME TO
        PERIOD        NET       AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    Cash Management Portfolio Class A
      11/30/98       0.58%          4.97%          --%
      1/31/99#       0.62+          5.02+          --
      1/31/00        0.53           4.82           --
      1/31/01        0.52           5.83           --
      1/31/02        0.52           3.31           --
      7/31/02++      0.53+          1.52+          --
                    Cash Management Portfolio Class B
      7/9/01@-
      1/31/02        0.68+          1.75+          --
      7/31/02++      0.68+          1.36+          --
                     Corporate Bond Portfolio Class A
      11/30/98       0.77           6.61           15
      1/31/99#       0.80+          6.16+           4
      1/31/00        0.71           7.05           37
      1/31/01        0.69           7.99           36
      1/31/02        0.67           7.41           83
      7/31/02++      0.66+          7.48+          13
                     Corporate Bond Portfolio Class B
      7/9/01@-
      1/31/02        0.82+          7.05+          83
      7/31/02++      0.81+          7.19+          13
                      Global Bond Portfolio Class A
      11/30/98       0.85           4.27          210
      1/31/99#       0.97+          3.65+          30
      1/31/00        0.84           3.68          189
      1/31/01        0.81(1)        4.07(1)       202
      1/31/02        0.81           3.84          193
      7/31/02++      0.82+          4.04+          24
                      Global Bond Portfolio Class B
      7/9/01@-
      1/31/02        0.97+          3.46+         193
      7/31/02++      0.97+          3.95+          24

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
    ++  Unaudited
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.

    See Notes to Financial Statements.

---------------------
    218

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   High-Yield Bond Portfolio Class A

      11/30/98     $11.82      $1.14         $(1.24)        $(0.10)       $(0.66)        $(0.08)     $10.98     (1.26)%   $284,580
      1/31/99#      10.98       0.18          (0.02)          0.16            --             --       11.14      1.46      293,037
      1/31/00       11.14       1.09          (0.55)          0.54         (1.14)            --       10.54      5.09      310,032
      1/31/01       10.54       1.09          (1.44)         (0.35)        (1.11)            --        9.08     (3.44)     299,534
      1/31/02        9.08       0.98          (1.94)         (0.96)        (1.11)            --        7.01    (10.11)     255,845
      7/31/02++      7.01       0.33          (1.16)         (0.83)           --             --        6.18    (11.84)     185,160

                                                   High-Yield Bond Portfolio Class B

      7/9/01@-
      1/31/02        8.48       0.43          (0.80)         (0.37)        (1.11)            --        7.00     (3.92)       4,785
      7/31/02++      7.00       0.33          (1.16)         (0.83)           --             --        6.17    (11.86)       9,886

                                                Worldwide High Income Portfolio Class A

      11/30/98      13.20       1.07          (2.61)         (1.54)        (0.61)         (0.74)      10.31    (13.74)     121,290
      1/31/99#      10.31       0.16          (0.35)         (0.19)           --             --       10.12     (1.84)     116,977
      1/31/00       10.12       1.13           0.67           1.80         (1.33)            --       10.59     19.22      124,404
      1/31/01       10.59       1.12          (0.76)          0.36         (1.21)            --        9.74      3.67      117,236
      1/31/02        9.74       0.93          (1.85)         (0.92)        (1.17)            --        7.65     (8.61)      93,599
      7/31/02++      7.65       0.38          (1.10)         (0.72)           --             --        6.93     (9.41)      74,769

                                                Worldwide High Income Portfolio Class B

      7/9/01@-
      1/31/02        8.92       0.45          (0.55)         (0.10)        (1.17)            --        7.65     (0.25)       1,028
      7/31/02++      7.65       0.37          (1.10)         (0.73)           --             --        6.92     (9.54)       1,521

                                                 SunAmerica Balanced Portfolio Class A

      11/30/98      13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81      149,242
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44      194,878
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76      509,054
      1/31/01       19.06       0.36          (1.46)         (1.10)        (0.22)         (0.10)      17.64     (5.88)     575,039
      1/31/02       17.64       0.31          (3.12)         (2.81)        (0.33)         (0.48)      14.02    (15.86)     471,194
      7/31/02++     14.02       0.13          (1.62)         (1.49)           --             --       12.53    (10.63)     363,655

                                                 SunAmerica Balanced Portfolio Class B

      7/9/01@-
      1/31/02       15.65       0.13          (0.96)         (0.83)        (0.33)         (0.48)      14.01     (5.26)       6,094
      7/31/02++     14.01       0.12          (1.61)         (1.49)           --             --       12.52    (10.64)      15,235

      ----------  --------------------------------------
                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    High-Yield Bond Portfolio Class A
      11/30/98       0.69%          9.75%        128%
      1/31/99#       0.72+          9.71+         17
      1/31/00        0.67          10.00         105
      1/31/01        0.71(1)       10.98(1)      106
      1/31/02        0.71          12.18         148
      7/31/02++      0.73+          9.50+         64
                    High-Yield Bond Portfolio Class B
      7/9/01@-
      1/31/02        0.88+         11.22+        148
      7/31/02++      0.88+          9.39+         64
                  Worldwide High Income Portfolio Class
                                     A
      11/30/98       1.09(1)        8.89(1)      158
      1/31/99#       1.12+(1)       9.56+(1)      12
      1/31/00        1.14(1)       10.66(1)      116
      1/31/01        1.10          10.84         158
      1/31/02        1.11(1)       10.97(1)      139
      7/31/02++      1.13+         10.05+         27
                  Worldwide High Income Portfolio Class
                                     B
      7/9/01@-
      1/31/02        1.27+(1)      10.53+(1)     139
      7/31/02++      1.28+          9.77+         27
                  SunAmerica Balanced Portfolio Class A
      11/30/98       0.78           2.10         111
      1/31/99#       0.75+(1)       1.72+(1)      26
      1/31/00        0.66           2.01         197
      1/31/01        0.64           1.87         333
      1/31/02        0.66           2.00         322
      7/31/02++      0.67+          1.98+        239
                  SunAmerica Balanced Portfolio Class B
      7/9/01@-
      1/31/02       0.82+           1.63+        322
      7/31/02++     0.82+           1.84+        239

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
    ++  Unaudited
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01%, and
        0.01% for the periods ending November 30, 1998, January 31,
        1999, January 31, 2000, January 31, 2001 and January 31,
        2002.

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                   MFS Total Return Portfolio Class A

      11/30/98     $14.75      $0.36         $ 1.56         $ 1.92        $(0.31)        $(1.40)     $14.96      13.54%   $131,440
      1/31/99#      14.96       0.06           0.82           0.88            --             --       15.84       5.88     145,332
      1/31/00       15.84       0.48          (0.38)          0.10         (0.29)         (1.77)      13.88       0.29     208,919
      1/31/01       13.88       0.51           2.37           2.88         (0.37)         (0.10)      16.29      20.94     303,278
      1/31/02       16.29       0.46          (0.52)         (0.06)        (0.32)         (0.52)      15.39      (0.25)    469,605
      7/31/02++     15.39       0.22          (1.09)         (0.87)           --             --       14.52      (5.65)    497,579

                                                   MFS Total Return Portfolio Class B

      7/9/01@-
      1/31/02       16.17       0.20          (0.16)          0.04         (0.31)         (0.52)      15.38       0.39      20,010
      7/31/02++     15.38       0.21          (1.08)         (0.87)           --             --       14.51      (5.66)     58,720

                                                   Asset Allocation Portfolio Class A

      11/30/98      16.21       0.48           0.08           0.56         (0.35)         (1.61)      14.81       2.85     713,045
      1/31/99#      14.81       0.07           0.15           0.22            --             --       15.03       1.49     724,516
      1/31/00       15.03       0.40           0.37           0.77         (0.48)         (0.80)      14.52       5.51     699,063
      1/31/01       14.52       0.41           0.36           0.77         (0.43)         (0.31)      14.55       5.38     653,310
      1/31/02       14.55       0.41          (1.35)         (0.94)        (0.46)         (0.31)      12.84      (6.36)    556,081
      7/31/02++     12.84       0.22          (1.23)         (1.01)           --             --       11.83      (7.87)    464,073

                                                   Asset Allocation Portfolio Class B

      7/9/01@-
      1/31/02       13.70       0.23          (0.34)         (0.11)        (0.45)         (0.31)      12.83      (0.67)      2,233
      7/31/02++     12.83       0.20          (1.22)         (1.02)           --             --       11.81      (7.95)      8,114

                                                   Telecom Utility Portfolio Class A

      11/30/98      12.91       0.42           1.62           2.04         (0.16)         (0.33)      14.46      15.98      68,049
      1/31/99#      14.46       0.08           0.03           0.11            --             --       14.57       0.76      77,323
      1/31/00       14.57       0.48           0.23           0.71         (0.24)         (0.62)      14.42       5.01     120,159
      1/31/01       14.42       0.39          (1.83)         (1.44)        (0.38)         (0.21)      12.39     (10.27)    112,682
      1/31/02       12.39       0.70          (2.70)         (2.00)        (0.38)            --       10.01     (16.46)     84,766
      7/31/02++     10.01       0.22          (2.18)         (1.96)           --             --        8.05     (19.58)     56,528

                                                   Telecom Utility Portfolio Class B

      7/9/01@-
      1/31/02       11.97       0.32          (1.91)         (1.59)        (0.37)            --       10.01     (13.56)      1,421
      7/31/02++     10.01       0.22          (2.19)         (1.97)           --             --        8.04     (19.68)      2,569

      ----------  --------------------------------------
                                RATIO OF NET
                   RATIO OF      INVESTMENT
                  EXPENSES TO    INCOME TO
        PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       ASSETS         ASSETS      TURNOVER
      ----------  --------------------------------------
                    MFS Total Return Portfolio Class A
      11/30/98       0.77%          2.43%        106%
      1/31/99#       0.81+          2.40+          86
      1/31/00        0.76(1)        3.17(1)       116
      1/31/01        0.74(1)        3.42(1)       111
      1/31/02        0.73           2.93          105
      7/31/02++     0.71+           2.89+          38
                    MFS Total Return Portfolio Class B
      7/9/01@-
      1/31/02        0.88+          2.39+         105
      7/31/02++     0.86+           2.75+          38
                    Asset Allocation Portfolio Class A
      11/30/98       0.64           3.15          156
      1/31/99#       0.66+          2.60+          30
      1/31/00        0.63           2.70          191
      1/31/01        0.64           2.75          172
      1/31/02        0.66           3.05          140
      7/31/02++     0.67+           3.46+          16
                    Asset Allocation Portfolio Class B
      7/9/01@-
      1/31/02        0.83+          3.07+         140
      7/31/02++     0.82+           3.31+          16
                    Telecom Utility Portfolio Class A
      11/30/98       1.01           3.04           72
      1/31/99#      0.93+           3.02+          12
      1/31/00        0.84           3.31          121
      1/31/01        0.84(1)        2.81(1)       104
      1/31/02        0.85(1)        6.09(1)       102
      7/31/02++     0.88+           4.56%+         53
                    Telecom Utility Portfolio Class B
      7/9/01@-
      1/31/02        1.01+(1)       5.16+(1)      102
      7/31/02++     1.03+           4.40+          53

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
    ++  Unaudited
     @  Inception of class.
   (1)  Gross of custody credits of 0.01%.

    See Notes to Financial Statements.

---------------------
    220

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      -----------------------------------------------------------------------------------------------------------------------------
                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***     (000S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                     Equity Income Portfolio Class A

      12/14/98-
      1/31/99     $10.00      $ 0.03        $ 0.54         $ 0.57        $(0.03)        $   --      $10.54      5.70%    $    5,287
      1/31/00      10.54        0.22         (0.08)          0.14         (0.18)         (0.25)      10.25      1.29          6,670
      1/31/01      10.25        0.21          1.27           1.48         (0.02)            --       11.71     14.44          8,315
      1/31/02      11.71        0.21         (0.85)         (0.64)        (0.19)            --       10.88     (5.44)         8,060
      7/31/02++    10.88        0.10         (1.46)         (1.36)           --             --        9.52    (12.50)         6,954

                                                     Equity Index Portfolio Class A

      12/14/98-
      1/31/99      10.00        0.01          1.17           1.18         (0.03)            --       11.15     11.81         11,168
      1/31/00      11.15        0.12          0.67           0.79         (0.06)            --       11.88      7.05         63,487
      1/31/01      11.88        0.08         (0.24)         (0.16)           --          (0.02)      11.70     (1.29)        63,786
      1/31/02      11.70        0.08         (2.02)         (1.94)        (0.08)         (0.09)       9.59    (16.57)        51,434
      7/31/02++     9.59        0.04         (1.85)         (1.81)           --             --        7.78    (18.87)        40,761

                                                     Growth-Income Portfolio Class A

      11/30/98     20.82        0.17          4.33           4.50         (0.13)         (0.96)      24.23     21.91      1,019,590
      1/31/99#     24.23        0.02          3.63           3.65            --             --       27.88     15.06      1,206,113
      1/31/00      27.88        0.16          4.75           4.91         (0.15)         (1.40)      31.24     18.37      1,828,340
      1/31/01      31.24        0.19         (0.65)         (0.46)        (0.13)         (1.60)      29.05     (1.63)     1,931,070
      1/31/02      29.05        0.15         (6.00)         (5.85)        (0.19)         (1.26)      21.75    (19.96)     1,450,218
      7/31/02++    21.75        0.07         (3.55)         (3.48)           --             --       18.27    (16.00)     1,060,168

                                                     Growth-Income Portfolio Class B

      7/9/01-@
      1/31/02      25.28        0.05         (2.15)         (2.10)        (0.18)         (1.26)      21.74     (8.11)        14,959
      7/31/02++    21.74        0.06         (3.55)         (3.49)           --             --       18.25    (16.05)        30,138

      ---------  --------------------------------------
                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED      ASSETS         ASSETS      TURNOVER
      ---------  --------------------------------------
                    Equity Income Portfolio Class A
      12/14/98-
      1/31/99       0.95%+(1)      1.87%+(1)    14%
      1/31/00       0.95(1)        2.05(1)       34
      1/31/01       0.95(1)        1.94(1)       59
      1/31/02       0.95(1)        1.89(1)       30
      7/31/02++     0.95+(1)       1.95+(1)      40
                     Equity Index Portfolio Class A
      12/14/98-
      1/31/99       0.55+(1)       0.75+(1)      --
      1/31/00       0.55(1)        1.02(1)        1
      1/31/01       0.55(1)        0.64(1)        4
      1/31/02       0.55(1)        0.80(1)        5
      7/31/02++     0.55+(1)       0.92+(1)       3
                    Growth-Income Portfolio Class A
      11/30/98      0.60           0.78          53
      1/31/99#      0.60+          0.55+         16
      1/31/00       0.56           0.56          43
      1/31/01       0.57           0.60          52
      1/31/02       0.58           0.62          56
      7/31/02++     0.59+          0.72+         23
                    Growth-Income Portfolio Class B
      7/9/01-@
      1/31/02       0.74+          0.44+         56
      7/31/02++     0.74+          0.54+         23

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
    ++  Unaudited
     @  Inception of class
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                        EXPENSES
                                                     -----------------------------------------------
                                                     11/98    1/99+    1/00    1/01    1/02    7/02+
                                                     -----------------------------------------------
      Equity Income Class A......................      --%    3.47%    1.56%   1.88%   1.91%   1.80%
      Equity Index Class A.......................      --     1.80     0.85    0.55    0.59    0.60

                                                            NET INVESTMENT INCOME (LOSS)
                                                   -----------------------------------------------
                                                   11/98    1/99+    1/00    1/01    1/02    7/02+
                                                   -----------------------------------------------
      Equity Income Class A......................    --%    (0.65)%  1.44%   1.01%   0.93%   1.10%
      Equity Index Class A.......................    --     (0.50)   0.72    0.64    0.76    0.87

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      -----------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
      -----------------------------------------------------------------------------------------------------------------
                                              Federated Value Portfolio Class A

      11/30/98     $13.90      $ 0.17        $ 2.35         $ 2.52        $(0.06)        $(0.30)     $16.06      18.22%
      1/31/99#      16.06        0.02          0.54           0.56           --             --        16.62       3.49
      1/31/00       16.62        0.20         (0.14)          0.06         (0.12)         (0.69)      15.87       0.17
      1/31/01       15.87        0.25          1.37           1.62         (0.17)         (0.60)      16.72      10.62
      1/31/02       16.72        0.16         (1.44)         (1.28)        (0.21)         (0.39)      14.84      (7.53)
      7/31/02++     14.84        0.09         (2.34)         (2.25)           --             --       12.59     (15.16)

                                              Federated Value Portfolio Class B

      7/9/01@-
      1/31/02       16.11        0.07         (0.75)         (0.68)        (0.20)         (0.39)      14.84      (4.07)
      7/31/02++     14.84        0.07         (2.33)         (2.26)           --             --       12.58     (15.23)

                                            Davis Venture Value Portfolio Class A

      11/30/98      21.47        0.20          2.23           2.43         (0.12)         (0.68)      23.10      11.36
      1/31/99#      23.10        0.03          1.25           1.28           --             --        24.38       5.54
      1/31/00       24.38        0.13          3.06           3.19         (0.20)         (0.93)      26.44      13.42
      1/31/01       26.44        0.14          3.19           3.33         (0.12)         (0.28)      29.37      12.72
      1/31/02       29.37        0.12         (4.78)         (4.66)        (0.13)         (4.00)      20.58     (15.57)
      7/31/02++     20.58        0.07         (2.70)         (2.63)           --             --       17.95     (12.78)

                                            Davis Venture Value Portfolio Class B

      7/9/01@-
      1/31/02       26.21        0.05         (1.57)         (1.52)        (0.12)         (4.00)      20.57      (5.48)
      7/31/02++     20.57        0.05         (2.69)         (2.64)           --             --       17.93     (12.83)

                                           "Dogs" of Wall Street Portfolio Class A

      4/1/98-
      11/30/98      10.00        0.11         (0.30)         (0.19)          --             --         9.81      (1.90)
      1/31/99#       9.81        0.02         (0.23)         (0.21)          --             --         9.60      (2.14)
      1/31/00        9.60        0.21         (1.12)         (0.91)        (0.05)         (0.26)       8.38     (10.02)
      1/31/01        8.38        0.23          0.73           0.96         (0.22)         (0.10)       9.02      12.05
      1/31/02        9.02        0.20          0.36           0.56         (0.20)           --         9.38       6.34
      7/31/02++      9.38        0.11         (0.62)         (0.51)          --             --         8.87      (5.44)

                                           "Dogs" of Wall Street Portfolio Class B

      7/9/01@-
      1/31/02        9.15        0.09          0.34           0.43         (0.20)           --         9.38       4.79
      7/31/02++      9.38        0.10         (0.62)         (0.52)           --            --         8.86      (5.54)

      ----------  ---------------------------------------------------
                     NET                     RATIO OF NET
                    ASSETS      RATIO OF      INVESTMENT
                    END OF     EXPENSES TO    INCOME TO
        PERIOD      PERIOD     AVERAGE NET   AVERAGE NET    PORTFOLIO
        ENDED       (000S)       ASSETS         ASSETS      TURNOVER
      ----------  ---------------------------------------------------
                           Federated Value Portfolio Class A
      11/30/98    $  145,900      0.83%          1.13%          51%
      1/31/99#       159,176     0.86+          0.75+            4
      1/31/00        208,488      0.77           1.17           34
      1/31/01        231,716      0.76           1.56           46
      1/31/02        270,692      0.76           1.05           33
      7/31/02++      216,975      0.75+          1.20+          12
                           Federated Value Portfolio Class B
      7/9/01@-
      1/31/02          6,864      0.91+          0.92+          33
      7/31/02++       12,446      0.90+          1.02+          12
                         Davis Venture Value Portfolio Class A
      11/30/98     1,725,411      0.75           0.89           25
      1/31/99#     1,840,354     0.77+          0.86+            5
      1/31/00      2,303,994      0.74           0.51           23
      1/31/01      2,808,045      0.75           0.47           26
      1/31/02      2,323,050      0.76           0.49           30
      7/31/02++    1,821,388      0.77+          0.65+          13
                         Davis Venture Value Portfolio Class B
      7/9/01@-
      1/31/02         33,826      0.92+          0.43+          30
      7/31/02++       69,880      0.92+          0.48+          13
                        "Dogs" of Wall Street Portfolio Class A
      4/1/98-
      11/30/98        65,283      0.85+(1)       2.04+(1)      --
      1/31/99#        78,062      0.85+(1)       0.93+(1)       58
      1/31/00         98,924      0.67(1)        2.11(1)        51
      1/31/01         92,070      0.72(1)        2.76(1)        55
      1/31/02        112,588      0.71(1)        2.22(1)        35
      7/31/02++      124,516      0.69+(1)       2.27+(1)       17
                        "Dogs" of Wall Street Portfolio Class B
      7/9/01@-
      1/31/02          3,049      0.86+(1)       1.78+(1)       35
      7/31/02++        6,544      0.84+(1)       2.12+(1)       17

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
    ++  Unaudited
     @  Inception of class.
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                         EXPENSES
                                                      -----------------------------------------------
                                                      11/98    1/99+    1/00    1/01    1/02    7/02+
                                                      -----------------------------------------------
      "Dogs" of Wall Street Class A...............    0.92%+   0.85%    0.67%   0.72%   0.71%   0.69%
      "Dogs" of Wall Street Class B...............     --       --      --      --      0.86+   0.84

                                                              NET INVESTMENT INCOME (LOSS)
                                                    -------------------------------------------------
                                                    11/98    1/99+    1/00    1/01     1/02     7/02+
                                                    -------------------------------------------------
      "Dogs" of Wall Street Class A...............  1.97%+   0.93%    2.11%    2.76%    2.22%   2.27%
      "Dogs" of Wall Street Class B...............   --       --      --        --      1.78+   2.12

    See Notes to Financial Statements.

---------------------
    222

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      -----------------------------------------------------------------------------------------------------------------------------
                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                    NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                  ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                  END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
      -----------------------------------------------------------------------------------------------------------------------------
                                                    Alliance Growth Portfolio Class A

      11/30/98    $22.56      $ 0.07        $ 7.77         $ 7.84        $(0.06)        $(2.30)     $28.04      35.92%   $1,396,140
      1/31/99#     28.04          --          7.22           7.22            --             --       35.26      25.75     1,864,924
      1/31/00      35.26       (0.04)         4.46           4.42         (0.05)         (3.05)      36.58      14.09     2,875,413
      1/31/01      36.58       (0.04)        (3.40)         (3.44)           --          (4.94)      28.20     (10.17)    2,810,098
      1/31/02      28.20        0.04         (6.61)         (6.57)           --          (2.22)      19.41     (23.05)    1,928,115
      7/31/02++    19.41        0.01         (4.36)         (4.35)           --             --       15.06     (22.41)    1,262,871

                                                    Alliance Growth Portfolio Class B

      7/9/01@
      1/31/02      22.75       (0.01)        (1.12)         (1.13)           --          (2.22)      19.40      (4.67)       20,918
      7/31/02++    19.40       (0.01)        (4.35)         (4.36)           --             --       15.04     (22.47)       34,385

                                                Goldman Sachs Research Portfolio Class A

      7/3/00-
      1/31/01      10.00       (0.03)        (0.01)         (0.04)           --          (0.04)       9.92      (0.42)       39,903
      1/31/02       9.92       (0.04)        (3.09)         (3.13)           --             --        6.79     (31.55)       28,382
      7/31/02++     6.79       (0.01)        (1.67)         (1.68)           --             --        5.11     (24.74)       20,171

                                                Goldman Sachs Research Portfolio Class B

      7/9/01@
      1/31/02       8.11       (0.03)        (1.30)         (1.33)           --             --        6.78     (16.40)        2,049
      7/31/02++     6.78       (0.01)        (1.67)         (1.68)           --             --        5.10     (24.78)        2,683

                                                 MFS Growth and Income Portfolio Class A

      11/30/98     15.62        0.02          2.61           2.63         (0.12)         (2.76)      15.37      17.82       238,298
      1/31/99#     15.37        0.01          1.60           1.61            --             --       16.98      10.47       266,069
      1/31/00      16.98        0.10          0.11           0.21         (0.03)         (3.81)      13.35       1.77       337,222
      1/31/01      13.35        0.08          0.42           0.50         (0.08)            --       13.77       3.71       369,518
      1/31/02      13.77        0.08         (2.45)         (2.37)        (0.07)         (0.54)      10.79     (17.15)      323,404
      7/31/02++    10.79        0.03         (1.88)         (1.85)           --             --        8.94     (17.15)      240,878

                                                 MFS Growth and Income Portfolio Class B

      7/9/01@
      1/31/02      12.10        0.02         (0.71)         (0.69)        (0.07)         (0.54)      10.80      (5.67)        5,674
      7/31/02++    10.80        0.02         (1.88)         (1.86)           --             --        8.94     (17.22)       12,073

      ---------  ----------------------------------------
                               RATIO OF NET
                  RATIO OF      INVESTMENT
                 EXPENSES TO    INCOME TO
       PERIOD    AVERAGE NET   AVERAGE NET      PORTFOLIO
        ENDED      ASSETS         ASSETS        TURNOVER
      ---------  ----------------------------------------
                    Alliance Growth Portfolio Class A
      11/30/98      0.58%          0.27%            90%
      1/31/99#      0.63+         (0.01)+           11
      1/31/00       0.63          (0.11)            77
      1/31/01       0.64          (0.10)           101
      1/31/02       0.65           0.17             86
      7/31/02++    0.66+           0.09+            25
                    Alliance Growth Portfolio Class B
      7/9/01@
      1/31/02       0.81+         (0.10)+           86
      7/31/02++    0.81+          (0.07)+           25
                 Goldman Sachs Research Portfolio Class A
      7/3/00-
      1/31/01       1.35+(1)(2)    (0.54)+(1)(2)    115
      1/31/02       1.35(2)       (0.49)(2)        144
      7/31/02++     1.35+(2)      (0.26)+(2)        88
                 Goldman Sachs Research Portfolio Class B
      7/9/01@
      1/31/02       1.50+(2)      (0.75)+(2)       144
      7/31/02++     1.50+(2)      (0.42)+(2)        88
                 MFS Growth and Income Portfolio Class A
      11/30/98      0.70           0.17            105
      1/31/99#      0.75+          0.38+            76
      1/31/00       0.75           0.66             64
      1/31/01       0.76           0.58             81
      1/31/02       0.78           0.66             82
      7/31/02++     0.78+          0.62+            30
                 MFS Growth and Income Portfolio Class B
      7/9/01@
      1/31/02       0.93+          0.37+            82
      7/31/02++     0.92+          0.44+            30

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
    ++  Unaudited
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.35% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                     EXPENSES
                                                 ------------------------------------------------
                                                 11/98    1/99+    1/00    1/01+    1/02    7/02+
                                                 ------------------------------------------------
      Goldman Sachs Research Class A...........    --%      --%     --%    1.63%    1.49%   1.52%
      Goldman Sachs Research Class B...........    --       --      --       --     1.70+   1.67

                                                             NET INVESTMENT INCOME (LOSS)
                                                 ----------------------------------------------------
                                                 11/98    1/99+    1/00     1/01+      1/02     7/02+
                                                 ----------------------------------------------------
      Goldman Sachs Research Class A...........    --%      --%       --%   (0.82)%    (0.63)%  (0.44)%
      Goldman Sachs Research Class B...........    --       --        --       --      (0.94)+  (0.59)

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ---------------------------------------------------------------------------------------------------------------------------
                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                    Putnam Growth Portfolio Class A

      11/30/98    $19.15      $ 0.01        $ 4.15         $ 4.16        $(0.02)        $(3.08)     $20.21      22.56%   $398,863
      1/31/99#     20.21       (0.01)         3.33           3.32            --             --       23.53      16.43     494,813
      1/31/00      23.53       (0.02)         3.76           3.74         (0.01)         (0.78)      26.48      16.51     783,896
      1/31/01      26.48       (0.03)        (3.37)         (3.40)           --          (2.23)      20.85     (13.68)    732,943
      1/31/02      20.85        0.02         (5.39)         (5.37)           --          (0.59)      14.89     (25.71)    486,747
      7/31/02++    14.89        0.01         (2.97)         (2.96)           --             --       11.93     (19.88)    330,244

                                                    Putnam Growth Portfolio Class B

      7/9/01@-
      1/31/02      17.41          --         (1.94)         (1.94)           --          (0.59)      14.88     (11.09)      3,960
      7/31/02++    14.88          --         (2.97)         (2.97)           --             --       11.91     (19.96)      7,296

                                                  Blue Chip Growth Portfolio Class A

      7/5/00-
      1/31/01      10.00        0.06         (1.24)         (1.18)        (0.03)            --        8.79     (11.82)     15,801
      1/31/02       8.79        0.03         (2.20)         (2.17)           --             --        6.62     (24.64)     29,342
      7/31/02++     6.62          --         (1.45)         (1.45)           --             --        5.17     (21.90)     20,119

                                                  Blue Chip Growth Portfolio Class B

      7/9/01@-
      1/31/02       7.31          --         (0.69)         (0.69)           --             --        6.62      (9.41)      2,624
      7/31/02++     6.62          --         (1.46)         (1.46)           --             --        5.16     (22.05)      5,175

                                                     Real Estate Portfolio Class A

      11/30/98     11.53        0.45         (1.93)         (1.48)        (0.16)         (0.01)       9.88     (13.04)     59,102
      1/31/99#      9.88        0.09         (0.36)         (0.27)           --             --        9.61      (2.73)     58,504
      1/31/00       9.61        0.39         (1.14)         (0.75)        (0.33)            --        8.53      (8.03)     53,766
      1/31/01       8.53        0.39          1.84           2.23         (0.36)            --       10.40      26.40      76,224
      1/31/02      10.40        0.56          0.16           0.72         (0.32)            --       10.80       7.12      85,794
      7/31/02++    10.80        0.25          0.52           0.77            --             --       11.57       7.13     113,414

                                                     Real Estate Portfolio Class B

      7/9/01@-
      1/31/02      11.04        0.37         (0.30)          0.07         (0.32)            --       10.79       0.78       1,726
      7/31/02++    10.79        0.26          0.50           0.76            --             --       11.55       7.04       7,130

      ---------  ------------------------------------------
                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                      Putnam Growth Portfolio Class A
      11/30/98      0.86%            0.09%            75%
      1/31/99#      0.86+           (0.19)+           10
      1/31/00       0.80            (0.09)            76
      1/31/01       0.79            (0.10)            84
      1/31/02       0.82             0.11             94
      7/31/02++     0.86+            0.12+            78
                      Putnam Growth Portfolio Class B
      7/9/01@-
      1/31/02       0.99+           (0.05)+           94
      7/31/02++     1.01+              --+            78
                     Blue Chip Growth Portfolio Class A
      7/5/00-
      1/31/01       0.85+(1)         1.06+(1)         81
      1/31/02       0.85(1)          0.36(1)         125
      7/31/02++     0.85+(1)         0.10+(1)         53
                     Blue Chip Growth Portfolio Class B
      7/9/01@-
      1/31/02       1.00+(1)        (0.01)+(1)       125
      7/31/02++     1.00+(1)        (0.06)+(1)        53
                       Real Estate Portfolio Class A
      11/30/98      0.95             4.21             26
      1/31/99#      1.01+            5.63+             6
      1/31/00       0.92             4.24             61
      1/31/01       0.96             4.05             28
      1/31/02       0.92             5.32             62
      7/31/02++     0.90+            4.35+            54
                       Real Estate Portfolio Class B
      7/9/01@-
      1/31/02       1.07+            6.30+            62
      7/31/02++     1.04+            4.54+            54

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
    ++  Unaudited
     @  Inception of class
   (1) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                    EXPENSES
                                                ------------------------------------------------
                                                11/98    1/99+    1/00    1/01+    1/02    7/02+
                                                ------------------------------------------------
      Blue Chip Growth Class A................    --%      --%     --%    1.81%    1.16%   1.00%
      Blue Chip Growth Class B................    --       --      --       --     1.25+   1.15

                                                           NET INVESTMENT INCOME (LOSS)
                                                --------------------------------------------------
                                                11/98    1/99+    1/00     1/01+    1/02     7/02+
                                                --------------------------------------------------
      Blue Chip Growth Class A................    --%      --%       --%    0.10%    0.05%   (0.05)%
      Blue Chip Growth Class B................    --       --        --       --    (0.26)+  (0.21)

    See Notes to Financial Statements.

---------------------
    224

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ---------------------------------------------------------------------------------------------------------------------------
                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
       PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED    OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
      ---------------------------------------------------------------------------------------------------------------------------
                                                 Small Company Value Portfolio Class A

      12/14/98-
      1/31/99     $10.00      $   --        $ 0.05         $ 0.05        $(0.02)        $   --      $10.03       0.49%   $  5,024
      1/31/00      10.03       (0.04)         0.58           0.54            --          (0.05)      10.52       5.37       5,226
      1/31/01      10.52       (0.05)         2.23           2.18            --          (2.26)      10.44      20.98       4,409
      1/31/02      10.44       (0.04)         0.66           0.62            --          (0.29)      10.77       6.29       6,056
      7/31/02++    10.77       (0.02)        (1.16)         (1.18)           --             --        9.59     (10.96)      5,974

                                                 MFS Mid-Cap Growth Portfolio Class A

      4/01/99-
      1/31/00      10.00       (0.01)         5.84           5.83            --          (0.23)      15.60      58.26      81,636
      1/31/01      15.60       (0.04)         3.76           3.72            --          (0.33)      18.99      23.97     367,523
      1/31/02      18.99       (0.03)        (6.58)         (6.61)           --          (2.38)      10.00     (34.93)    280,024
      7/31/02++    10.00       (0.03)        (4.00)         (4.03)           --             --        5.97     (40.30)    140,791

                                                 MFS Mid-Cap Growth Portfolio Class B

      7/9/01@
      1/31/02      15.37       (0.04)        (2.96)         (3.00)           --          (2.38)       9.99     (19.67)     11,418
      7/31/02++     9.99       (0.03)        (4.00)         (4.03)           --             --        5.96     (40.34)     17,418

                                                  Aggressive Growth Portfolio Class A

      11/30/98     11.76        0.04          0.52           0.56            --             --       12.32       4.76     133,183
      1/31/99#     12.32          --          3.20           3.20            --             --       15.52      25.97     182,313
      1/31/00      15.52          --          8.59           8.59         (0.03)         (1.36)      22.72      60.62     450,073
      1/31/01      22.72        0.05         (3.09)         (3.04)           --          (1.96)      17.72     (14.88)    495,826
      1/31/02      17.72        0.03         (5.77)         (5.74)        (0.05)         (3.09)       8.84     (31.71)    293,084
      7/31/02++     8.84       (0.01)        (1.78)         (1.79)           --             --        7.05     (20.25)    195,763

                                                  Aggressive Growth Portfolio Class B

      7/9/01@
      1/31/02      14.39       (0.02)        (2.39)         (2.41)        (0.05)         (3.09)       8.84     (15.94)      2,905
      7/31/02++     8.84       (0.02)        (1.77)         (1.79)           --             --        7.05     (20.25)      5,340

      ---------  ------------------------------------------
                                 RATIO OF NET
                  RATIO OF        INVESTMENT
                 EXPENSES TO   INCOME (LOSS) TO
       PERIOD    AVERAGE NET     AVERAGE NET      PORTFOLIO
        ENDED      ASSETS           ASSETS        TURNOVER
      ---------  ------------------------------------------
                   Small Company Value Portfolio Class A
      12/14/98-
      1/31/99        1.40%+(4)       0.12%+(4)         6%
      1/31/00        1.40(4)        (0.40)(4)         65
      1/31/01        1.40(1)(4)      (0.41)(1)(4)     57
      1/31/02        1.40(1)(4)      (0.37)(1)(4)     54
      7/31/02++      1.40+(4)       (0.44)+(4)        17
                    MFS Mid-Cap Growth Portfolio Class A
      4/01/99-
      1/31/00        1.15+(2)(4)      (0.13)+(2)(4)    108
      1/31/01        0.82(3)(4)      (0.20)(3)(4)    146
      1/31/02        0.82(4)        (0.25)(4)         96
      7/31/02++      0.83+(4)       (0.61)+(4)        80
                    MFS Mid-Cap Growth Portfolio Class B
      7/9/01@
      1/31/02        0.98+(4)       (0.61)+(4)        96
      7/31/02++      0.98+(4)       (0.75)+(4)        80
                    Aggressive Growth Portfolio Class A
      11/30/98       0.83            0.32            268
      1/31/99#       0.82+           0.13+            29
      1/31/00        0.75            0.02            131
      1/31/01        0.70            0.23            263
      1/31/02        0.75            0.21            229
      7/31/02++      0.78+          (0.32)+           96
                    Aggressive Growth Portfolio Class B
      7/9/01@
      1/31/02        0.92+          (0.32)+          229
      7/31/02++      0.94+          (0.47)+           96

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
    ++  Unaudited
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.
   (3)  Gross of custody credits of 0.01%
   (4) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                     EXPENSES
                                                --------------------------------------------------
                                                11/98    1/99+    1/00    1/01     1/02      7/02+
                                                --------------------------------------------------
      Small Company Value Class A.............    --%    3.87%    2.25%   2.64%    2.95%(3)  2.36%
      MFS Mid-Cap Growth Class A..............    --       --     1.19+   0.82     0.82      0.83
      MFS Mid-Cap Growth Class B+.............    --       --      --      --      0.95      0.98

                                                           NET INVESTMENT INCOME (LOSS)
                                                ---------------------------------------------------
                                                11/98    1/99+    1/00    1/01     1/02       7/02+
                                                ---------------------------------------------------
      Small Company Value Class A.............    --%    (2.35)%  (1.25)% (1.65)%  (1.93)%(3) (1.40)%
      MFS Mid-Cap Growth Class A..............    --       --     (0.17)+ (0.20)   (0.25)     (0.61)
      MFS Mid-Cap Growth Class B+.............    --       --        --      --    (0.61)     (0.75)

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                                 Growth Opportunities Portfolio Class A
      7/5/00-
      1/31/01      $10.00      $ 0.07        $(1.10)        $(1.03)       $(0.04)        $   --      $ 8.93     (10.30)%  $ 28,836
      1/31/02        8.93       (0.02)        (3.06)         (3.08)           --             --        5.85     (34.48)     33,797
      7/31/02++      5.85       (0.02)        (2.18)         (2.20)           --             --        3.65     (37.61)     13,634
                                                 Growth Opportunities Portfolio Class B
      7/9/01@-
      1/13/02        6.32       (0.02)        (0.46)         (0.48)           --             --        5.84      (7.58)      1,463
      7/31/02++      5.84       (0.02)        (2.18)         (2.20)           --             --        3.64     (37.67)      2,302
                                                    Marsico Growth Portfolio Class A
      12/29/00-
      1/31/01       10.00        0.01          0.53           0.54            --             --       10.54       5.40       5,596
      1/31/02       10.54        0.01         (1.74)         (1.73)           --          (0.02)       8.79     (16.35)     14,810
      7/31/02++      8.79          --         (0.76)         (0.76)           --             --        8.03      (8.65)     35,572
                                                    Marsico Growth Portfolio Class B
      7/9/01@-
      1/31/02        8.90       (0.02)        (0.07)         (0.09)           --          (0.02)       8.79      (0.97)      4,019
      7/31/02++      8.79       (0.01)        (0.75)         (0.76)           --             --        8.03      (8.65)     10,105
                                           International Growth and Income Portfolio Class A
      11/30/98      10.41        0.13          0.86           0.99         (0.03)         (0.06)      11.31       9.58     128,344
      1/31/99#      11.31          --          0.40           0.40         (0.02)         (0.19)      11.50       3.56     142,497
      1/31/00       11.50        0.15          1.97           2.12         (0.45)         (0.89)      12.28      17.99     253,962
      1/31/01       12.28        0.12          0.36           0.48         (0.12)         (0.13)      12.51       3.95     342,114
      1/31/02       12.51        0.09         (3.05)         (2.96)        (0.03)         (0.45)       9.07     (23.67)    289,084
      7/31/02++      9.07        0.08         (0.90)         (0.82)           --             --        8.25      (9.04)    260,822
                                           International Growth and Income Portfolio Class B
      7/9/01@-
      1/31/02       10.48       (0.02)        (0.88)         (0.90)        (0.03)         (0.45)       9.10      (8.63)      4,964
      7/31/02++      9.10        0.07         (0.91)         (0.84)           --             --        8.26      (9.23)     11,854
                                                   Global Equities Portfolio Class A
      11/30/98      15.98        0.07          2.40           2.47         (0.19)         (1.36)      16.90      15.34     420,358
      1/31/99#      16.90          --          1.71           1.71            --             --       18.61      10.12     463,138
      1/31/00       18.61        0.06          4.00           4.06         (0.21)         (1.37)      21.09      23.67     632,495
      1/31/01       21.09       (0.03)        (1.91)         (1.94)        (0.03)         (1.59)      17.53      (9.29)    650,067
      1/31/02       17.53        0.02         (4.90)         (4.88)        (0.01)         (2.15)      10.49     (27.72)    409,626
      7/31/02++     10.49        0.01         (1.97)         (1.96)           --             --        8.53     (18.68)    287,089
                                                   Global Equities Portfolio Class B
      7/9/01@-
      1/31/02       13.81       (0.02)        (1.15)         (1.17)        (0.01)         (2.15)      10.48      (8.38)      3,562
      7/31/02++     10.48        0.01         (1.97)         (1.96)           --             --        8.52     (18.70)      7,630

      ----------  ----------------------------------------
                                 RATIO OF NET
                   RATIO OF       INVESTMENT
                  EXPENSES TO     INCOME TO
        PERIOD    AVERAGE NET    AVERAGE NET     PORTFOLIO
        ENDED       ASSETS          ASSETS       TURNOVER
      ----------  ----------------------------------------
                   Growth Opportunities Portfolio Class A
      7/5/00-
      1/31/01        1.00%+(3)       1.16%+(3)       86%
      1/31/02        1.00(3)        (0.26)(3)       339
      7/31/02++      1.00+(3)       (0.63)+(3)      129
                   Growth Opportunities Portfolio Class B
      7/9/01@-
      1/13/02        1.15+(3)       (0.50)+(3)      339
      7/31/02++      1.15+(3)       (0.78)+(3)      129
                      Marsico Growth Portfolio Class A
      12/29/00-
      1/31/01        1.00+(1)(3)     0.73+(1)(3)     10
      1/31/02        1.00(2)(3)      0.12(2)(3)     128
      7/31/02++      1.00+(3)       (0.08)+(3)       62
                      Marsico Growth Portfolio Class B
      7/9/01@-
      1/31/02        1.15+(2)(3)    (0.37)+(2)(3)    128
      7/31/02++      1.15+(3)       (0.27)+(3)       62
                      International Growth and Income
                              Portfolio Class A
      11/30/98       1.46            1.12            51
      1/31/99#       1.46+          (0.10)+          10
      1/31/00        1.21            1.16            75
      1/31/01        1.18            0.95            80
      1/31/02        1.20            0.84           148
      7/31/02++      1.18+           1.81+          165
                      International Growth and Income
                              Portfolio Class B
      7/9/01@-
      1/31/02        1.37+          (0.45)+         148
      7/31/02++      1.32+           1.60+          165
                     Global Equities Portfolio Class A
      11/30/98       0.88            0.46            92
      1/31/99#       0.86+          (0.04)+          12
      1/31/00        0.84            0.30            94
      1/31/01        0.84           (0.15)           93
      1/31/02        0.87            0.14            75
      7/31/02++      0.95+           0.29+           35
                     Global Equities Portfolio Class B
      7/9/01@-
      1/31/02        1.05+          (0.33)+          75
      7/31/02++      1.11+           0.15+           35

---------------

     *  Calculated based upon average shares outstanding.
    ** After fee waivers and expense reimbursements by the investment adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
    ++  Unaudited
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.
   (2) The ratios reflect an expense cap of 1.00% and 1.15% for Class A and Class B, respectively, which are net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (3) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                       EXPENSES
                                                   -------------------------------------------------
                                                   11/98    1/99+    1/00    1/01    1/02      7/02+
                                                   -------------------------------------------------
      Growth Opportunities Class A...............    --%      --%     --%    1.26%+  1.19%     1.07%
      Growth Opportunities Class B+..............    --       --      --      --     1.31      1.23
      Marsico Growth Class A.....................    --       --      --     4.73+   1.86(4)   1.09
      Marsico Growth Class B+....................    --       --      --      --     1.73(4)   1.25

                                                               NET INVESTMENT INCOME (LOSS)
                                                   ----------------------------------------------------
                                                   11/98    1/99+    1/00    1/01     1/02        7/02+
                                                   ----------------------------------------------------
      Growth Opportunities Class A...............    --%      --%     --%     0.90%+  (0.44)%     (0.70)%
      Growth Opportunities Class B+..............    --       --      --        --    (0.66)      (0.86)
      Marsico Growth Class A.....................    --       --      --     (3.00)+  (0.73)(4)   (0.17)
      Marsico Growth Class B+....................    --       --      --        --    (0.96)(4)   (0.36)

     (4)  Gross of custody credits of 0.01%

    See Notes to Financial Statements.

---------------------
    226

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

      ----------------------------------------------------------------------------------------------------------------------------
                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET                   NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET                 ASSETS
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE                 END OF
        PERIOD    BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
        ENDED     OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***    (000S)
      ----------------------------------------------------------------------------------------------------------------------------
                                          International Diversified Equities Portfolio Class A

      11/30/98     $11.33      $0.15         $ 1.93         $ 2.08        $(0.40)        $(0.15)     $12.86      18.33%   $354,174
      1/31/99#      12.86      (0.01)          0.22           0.21            --             --       13.07       1.63     373,785
      1/31/00       13.07       0.13           1.91           2.04         (0.21)         (0.08)      14.82      15.85     464,988
      1/31/01       14.82       0.11          (1.91)         (1.80)        (0.12)         (2.14)      10.76     (12.71)    442,009
      1/31/02       10.76       0.07          (2.94)         (2.87)           --          (0.65)       7.24     (27.07)    309,703
      7/31/02++      7.24       0.05          (1.01)         (0.96)           --             --        6.28     (13.26)    267,041

                                          International Diversified Equities Portfolio Class B

      7/9/01@-
      1/31/02        8.97      (0.02)         (1.08)         (1.10)           --          (0.65)       7.22     (12.87)      5,381
      7/31/02++      7.22       0.04          (1.01)         (0.97)           --             --        6.25     (13.43)     12,517

                                                   Emerging Markets Portfolio Class A

      11/30/98       8.03       0.04          (1.78)         (1.74)        (0.07)            --        6.22     (21.86)     31,685
      1/31/99#       6.22       0.01             --           0.01         (0.01)            --        6.22       0.20      32,708
      1/31/00        6.22      (0.03)          4.81           4.78            --             --       11.00      76.86     102,740
      1/31/01       11.00      (0.02)         (2.95)         (2.97)        (0.06)         (0.16)       7.81     (26.87)     96,507
      1/31/02        7.81       0.03          (0.95)         (0.92)        (0.02)         (0.08)       6.79     (11.49)     82,624
      7/31/02++      6.79       0.03          (0.52)         (0.49)           --             --        6.30      (7.22)     78,644

                                                   Emerging Markets Portfolio Class B

      7/9/01@-
      1/31/02        6.62      (0.02)          0.29           0.27         (0.02)         (0.08)       6.79       4.38         717
      7/31/02++      6.79       0.03          (0.53)         (0.50)           --             --        6.29      (7.36)      2,097

                                                      Technology Portfolio Class A

      7/3/00-
      1/31/01       10.00      (0.04)         (2.80)         (2.84)           --             --        7.16     (28.40)     56,323
      1/31/02        7.16      (0.05)         (3.69)         (3.74)           --             --        3.42     (52.23)     40,156
      7/31/02++      3.42      (0.02)         (1.50)         (1.52)           --             --        1.90     (44.44)     17,887

                                                      Technology Portfolio Class B

      7/9/01@-
      1/31/02        4.04      (0.03)         (0.59)         (0.62)           --             --        3.42     (15.35)      2,312
      7/31/02++      3.42      (0.02)         (1.50)         (1.52)           --             --        1.90     (44.44)      2,894

      ----------  --------------------------------------------------------
                                          RATIO OF NET
                    RATIO OF               INVESTMENT
                   EXPENSES TO          INCOME (LOSS) TO
        PERIOD     AVERAGE NET            AVERAGE NET            PORTFOLIO
        ENDED        ASSETS                  ASSETS              TURNOVER
      ----------  --------------------------------------------------------
                    International Diversified Equities Portfolio Class A
      11/30/98      1.26%                    1.18%                   40%
      1/31/99#      1.26+                   (0.43)+                   7
      1/31/00       1.22                     0.95                    65
      1/31/01       1.21                     0.89                    72
      1/31/02       1.23                     0.84                    29
      7/31/02++     1.28+                    1.33+                   25
                    International Diversified Equities Portfolio Class B
      7/9/01@-
      1/31/02       1.42+                   (0.58)+                  29
      7/31/02++     1.41+                    1.17+                   25
                             Emerging Markets Portfolio Class A
      11/30/98      1.90(2)                  0.61(2)                 96
      1/31/99#      1.90+(2)                 0.60+(2)                22
      1/31/00       1.90(1)(2)              (0.41)(1)(2)            145
      1/31/01       1.57(2)                 (0.22)(2)               125
      1/31/02       1.53(2)                  0.51(2)                113
      7/31/02++     1.45+(2)                 0.97+(2)                62
                             Emerging Markets Portfolio Class B
      7/9/01@-
      1/31/02       1.70+(2)                (0.56)+(2)              113
      7/31/02++     1.59+(2)                 0.68+(2)                62
                                Technology Portfolio Class A
      7/3/00-
      1/31/01       1.49+                   (0.93)+                  98
      1/31/02       1.45                    (1.23)                  109
      7/31/02++     1.49+                   (1.35)+                  63
                                Technology Portfolio Class B
      7/9/01@-
      1/31/02       1.60+                   (1.46)+                 109
      7/31/02++     1.65+                   (1.51)+                  63

---------------

     *  Calculated based upon average shares outstanding.
    **  After fee waivers and expense reimbursements by the Adviser.
   *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.
     # The Portfolio changed its fiscal year ended from November 30 to January 31.
     +  Annualized
    ++  Unaudited
     @  Inception of class.
   (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waiver/reimbursements if applicable.
   (2) During the below stated periods, the Adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income
        (loss) to average net assets would have been as follows:

                                                                 EXPENSES
                                            --------------------------------------------------
                                            11/98    1/99+    1/00    1/01     1/02      7/02+
                                            --------------------------------------------------
       Emerging Markets Class A.........    2.01%    2.29%    1.91%   1.57%     1.53%    1.45%
       Emerging Markets Class B.........      --       --      --      --       1.70+    1.59

                                                      NET INVESTMENT INCOME (LOSS)
                                          ----------------------------------------------------
                                          11/98    1/99+    1/00     1/01      1/02      7/02+
                                          ----------------------------------------------------
       Emerging Markets Class A.........  0.50%    0.21%    (0.42)%  (0.22)%    0.51%    0.97%
       Emerging Markets Class B.........    --       --        --       --     (0.56)+   0.68

    See Notes to Financial Statements.

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
TRUSTEE INFORMATION (UNAUDITED)

    The following table contains information regarding the Trustees that oversee operations of the Portfolios and other investment companies within the Fund complex.

                                                                                                NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                 IN FUND
         NAME,                                                                                   COMPLEX
      ADDRESS AND        POSITION HELD        LENGTH OF           PRINCIPAL OCCUPATION(S)       OVERSEEN
    DATE OF BIRTH*        WITH TRUST         TIME SERVED            DURING PAST 5 YEARS        BY TRUSTEE
    --------------       -------------       -----------       ------------------------------  ----------
INDEPENDENT TRUSTEE
Carl D. Covitz              Trustee       One year             Owner and President, Landmark       59
DOB: March 31, 1939                                            Capital, Inc. (since 1973)
Monica C. Lozano            Trustee       Three years          President and Chief Operating       59
DOB: July 21, 1956                                             Officer (since 2000) La
                                                               Opinion (newspaper publishing
                                                               concern) and Associate
                                                               Publisher (1991-1999) and
                                                               Executive Editor (1995-1999)
                                                               thereof
Gilbert T. Ray              Trustee       One year             Retired Partner, O'Melveny &        59
DOB: September 18, 1944                                        Myers LLP (since 2000); and
                                                               Attorney (1972-2000) thereof
Allan L. Sher               Trustee       Five years           Retired Brokerage Executive         59
DOB: October 19, 1931                                          (since 1992)
Bruce G. Willison           Trustee       One year             Dean, Anderson School at UCLA       59
DOB: October 16, 1948                                          (since 1999)
INTERESTED TRUSTEE
Jana W. Greer              Trustee,       One year             President, SunAmerica               59
DOB: December 30, 1951   Chairman and                          Retirement Markets, Inc.
                           President                           (since 1996), and Executive
                                                               Vice President thereof
                                                               (1994-1996); Senior Vice
                                                               President and Director, AIG
                                                               SunAmerica, Inc. (since 1991)


         NAME,
      ADDRESS AND           OTHER DIRECTORSHIPS HELD
    DATE OF BIRTH*                 BY TRUSTEE
    --------------       ------------------------------
INDEPENDENT TRUSTEE
Carl D. Covitz           Trustee, Anchor Pathway Fund
DOB: March 31, 1939      and Seasons Series Trust;
                         Director, Kayne Anderson
                         Mutual Funds (since 1995);
                         Director, Century Housing
                         Corporation (since 1995).
Monica C. Lozano         Trustee, Anchor Pathway Fund
DOB: July 21, 1956       and Seasons Series Trust;
                         Trustee, University of
                         Southern California (since
                         1991); Director, California
                         Healthcare Foundation (since
                         1998); Director, The Walt
                         Disney Company (since 2000);
                         Director, Union Bank of
                         California (since 2001).
Gilbert T. Ray           Trustee, Anchor Pathway Fund
DOB: September 18, 1944  and Seasons Series Trust;
                         Director Marriott Services
                         Corporation (since 1995);
                         Director, Automobile Club of
                         Southern California (since
                         1998); Director and chairman
                         of the Board, Sierra
                         Monolithics, Inc. (since
                         1999); Director, Watts, Wyatt
                         & Company (since 2000);
                         Director, Ashland University
                         (1996-2000).
Allan L. Sher            Trustee, Anchor Pathway Fund
DOB: October 19, 1931    and Seasons Series Trust;
                         Director, Board of Governors,
                         American Stock Exchange
                         (1991-1994).
Bruce G. Willison        Trustee, Anchor Pathway Fund
DOB: October 16, 1948    and Seasons Series Trust;
                         Director, Nordstrom, Inc.
                         (since 1998); Director, H&CB
                         (Housing and Commercial Bank),
                         Seoul, Korea (since 1999);
                         President and chief Operating
                         Officer, H.F. Ahmanson and Co.
                         (parent company of Home
                         Savings of America)
                         (1996-1999).
INTERESTED TRUSTEE
Jana W. Greer            Trustee, Anchor Pathway Fund
DOB: December 30, 1951   and Seasons Series Trust;
                         Director, National Association
                         for Variable Annuities (since
                         1999).

---------------
* The business address for each Trustee is 1 SunAmerica Center, Los Angeles, CA 90067-6022.

  Additional information concerning the Trustees is contained in the Statement of Additional Information and is available without charge by calling (800) 445-SUN2.

---------------------
    228

---------------------

    SUNAMERICA SERIES TRUST
    SPECIAL MEETING OF SHAREHOLDERS
    Proxy Voting Results -- July 31, 2002 -- (unaudited)

   A Special Meeting of Shareholders of SunAmerica Series Trust (the "Trust") was held on July 31, 2002. Each of the Portfolios, except for the Cash Management Portfolio, voted in favor of adopting the following proposals, therefore, the results are aggregated for the Trust unless otherwise specified.

    1. To approve the Distribution Plan pursuant to Rule 12b-1 Plan under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to Class 1 shares, formerly known as Class A shares.

                                                                     VOTES IN         VOTES         VOTES
   NAME OF PORTFOLIO                                                 FAVOR OF        AGAINST      ABSTAINED
   ---------------------------------------------------------------------------------------------------------
   Corporate Bond..............................................       19,746,726     1,374,899     1,692,728
   Global Bond.................................................       11,033,491       720,935       984,842
   High-Yield Bond.............................................       31,090,917     1,660,964     2,685,791
   Worldwide High Income.......................................        9,989,746       699,191       934,691
   SunAmerica Balanced.........................................       27,339,936     2,052,184     2,273,329
   MFS Total Return............................................       29,320,841     1,963,616     2,601,843
   Asset Allocation............................................       35,859,548     2,075,482     3,545,045
   Telecom Utility.............................................        6,812,667       407,875       571,347
   Equity Income...............................................          634,806        67,210        52,818
   Equity Index................................................        5,379,649            --            --
   Growth-Income...............................................       54,920,827     3,819,468     4,795,830
   Federated Value.............................................       16,130,232       957,486     1,449,873
   Davis Venture Value.........................................       94,631,577     6,793,972     8,711,995
   "Dogs" of Wall Street.......................................       12,341,317       986,100     1,115,386
   Alliance Growth.............................................       79,418,432     6,259,381     6,982,929
   Goldman Sachs Research......................................        4,014,211       311,740       299,775
   MFS Growth and Income.......................................       25,064,604     1,675,174     2,204,102
   Putnam Growth...............................................       25,594,009     2,102,635     2,363,753
   Blue Chip Growth............................................        4,056,898       232,029       379,331
   Real Estate.................................................        7,648,996       617,015     1,067,085
   Small Company Value.........................................          510,818        90,245        36,858
   MFS Mid-Cap Growth..........................................       22,468,686     1,721,667     1,752,149
   Aggressive Growth...........................................       24,755,269     2,104,212     2,136,837
   Growth Opportunities........................................        4,697,490       301,835       335,255
   Marsico Growth..............................................        3,572,696       101,731       281,876
   International Growth and Income.............................       27,112,035     1,883,488     2,239,816
   Global Equities.............................................       29,749,036     2,153,777     2,921,280
   International Diversified Equities..........................       31,822,047     2,238,861     2,563,122
   Emerging Markets............................................       11,884,630     1,038,742       970,868
   Technology..................................................        9,043,235       746,485       637,927

                                                           ---------------------

    2. To approve the amended Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Class 2 shares, formerly known as Class B shares.

                                                                 VOTES IN      VOTES       VOTES
   NAME OF PORTFOLIO                                             FAVOR OF     AGAINST    ABSTAINED
   -----------------------------------------------------------------------------------------------
   Corporate Bond..............................................  1,679,915      40,646    126,428
   Global Bond.................................................    470,794       7,251     59,489
   High-Yield Bond.............................................  1,479,693      31,773     49,209
   Worldwide High Income.......................................    215,027       7,986      4,725
   SunAmerica Balanced.........................................  1,001,383      36,432     18,246
   MFS Total Return............................................  3,141,387     101,418    148,982
   Asset Allocation............................................    471,329       3,176     30,507
   Telecom Utility.............................................    247,707       5,251      9,790
   Equity Income...............................................        N/A         N/A        N/A
   Equity Index................................................        N/A         N/A        N/A
   Growth-Income...............................................  1,350,665      34,157     90,925
   Federated Value.............................................    816,239      18,704     66,686
   Davis Venture Value.........................................  3,178,750     123,805    202,796
   "Dogs" of Wall Street.......................................    678,153       8,556     93,576
   Alliance Growth.............................................  1,797,966      62,022    223,524
   Goldman Sachs Research......................................    439,729          --     62,377
   MFS Growth and Income.......................................  1,027,417       7,454     78,744
   Putnam Growth...............................................    457,524       6,133     84,097
   Blue Chip Growth............................................    839,013       1,412     45,610
   Real Estate.................................................    411,189      22,325      5,995
   Small Company Value.........................................        N/A         N/A        N/A
   MFS Mid-Cap Growth..........................................  2,125,240     110,402    205,111
   Aggressive Growth...........................................    575,580      48,383     92,963
   Growth Opportunities........................................    553,176       4,367        874
   Marsico Growth..............................................    966,128      40,168     55,284
   International Growth and Income.............................    994,737      42,147     93,927
   Global Equities.............................................    631,986      16,760     95,511
   International Diversified Equities..........................    992,223      10,639    111,445
   Emerging Markets............................................    342,891      15,075      5,786
   Technology..................................................  1,301,798      25,692    154,268

---------------------
    230

[AIG SUNAMERICA LOGO]

          1 SunAmerica Center
        Los Angeles, California 90067-6022

        ADDRESS SERVICE REQUESTED

--------------------------------------------------------------------------------

                                                                 Presorted

                                                                 Standard
                                                             U.S. Postage Paid
                                                                Towne, Inc.

--------------------------------------------------------------------------------

THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS UNLESS
                ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

                               R-1411-SAR(R 9/02)